Prospectus	February 28, 2014, as supplemented July 8, 2014

PowerShares Exchange-Traded Fund Trust II

PLW	PowerShares 1-30 Laddered Treasury Portfolio	(NYSE Arca, Inc.)

BAB	PowerShares Build America Bond Portfolio	(NYSE Arca, Inc.)

PCEF	PowerShares CEF Income Composite Portfolio	(NYSE Arca, Inc.)

DSUM	PowerShares Chinese Yuan Dim Sum Bond Portfolio	(NYSE Arca, Inc.)

PCY	PowerShares Emerging Markets Sovereign Debt Portfolio	(NYSE Arca, Inc.)

PFEM	PowerShares Fundamental Emerging Markets Local Debt Portfolio	(NYSE Arca, Inc.)

PHB	PowerShares Fundamental High Yield® Corporate Bond Portfolio	(NYSE Arca, Inc.)

PFIG	PowerShares Fundamental Investment Grade Corporate Bond Portfolio	(NYSE Arca, Inc.)

PGHY	PowerShares Global Short Term High Yield Bond Portfolio	(NYSE Arca, Inc.)

PWZ	PowerShares California AMT-Free Municipal Bond Portfolio (formerly known as PowerShares Insured California Municipal Bond Portfolio)	(NYSE Arca, Inc.)

PZA	PowerShares National AMT-Free Municipal Bond Portfolio (formerly known as PowerShares Insured National Municipal Bond Fund)	(NYSE Arca, Inc.)

PZT	PowerShares New York AMT-Free Municipal Bond Portfolio (formerly known as PowerShares Insured New York Municipal Bond Portfolio)	(NYSE Arca, Inc.)

PICB	PowerShares International Corporate Bond Portfolio	(NYSE Arca, Inc.)

PGX	PowerShares Preferred Portfolio	(NYSE Arca, Inc.)

BKLN	PowerShares Senior Loan Portfolio	(NYSE Arca, Inc.)

PVI	PowerShares VRDO Tax-Free Weekly Portfolio	(NYSE Arca, Inc.)

The U.S. Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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PLW	PowerShares 1-30 Laddered Treasury Portfolio

Summary Information

Investment Objective

The PowerShares 1-30 Laddered Treasury Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.25%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in U.S. Treasury securities that comprise the Underlying Index. The Underlying Index measures potential returns of a theoretical portfolio of U.S. Treasury securities with a yield curve based upon 30 distinct annual maturities. The Underlying Index seeks to maintain a continuous maturity laddered portfolio of securities, meaning that securities holdings are scheduled to mature in a proportional, annual sequential pattern. The NASDAQ OMX Group, Inc. (the “Index Provider”) allows a six-month maturity deviation if securities with a desired maturity date are not available. Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects securities for inclusion in the Underlying Index that are U.S. Treasury-auctioned issues with

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fixed coupon rates that are non-callable. The Index Provider does not include treasury inflation-protected securities, bills or zero-coupon securities in the Underlying Index. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government.

U.S. Government Obligation Risk. The Fund may invest in U.S. government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing

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how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
16.35% (4th Quarter 2008)	(6.16)% (2nd Quarter 2009)

Average Annual Total Returns for the Periods Ended December 31, 2013

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/11/07)
Return Before Taxes	(8.17)%	1.94%	5.78%
Return After Taxes on Distributions	(9.08)%	0.92%	4.65%
Return After Taxes on Distributions and Sale of Fund Shares	(4.60)%	1.11%	4.09%
Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index (reflects no deduction for fees, expenses or taxes)	(7.91)%	2.23%	6.10%
Barclays U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	(2.75)%	2.15%	4.57%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	January 2012
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception
Gary Jones	Portfolio Manager of the Adviser	January 2012
Richard Ose	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

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BAB	PowerShares Build America Bond Portfolio

Summary Information

Investment Objective

The PowerShares Build America Bond Portfolio (the “Fund”) seeks investment results that generally correspond to the price and yield (before fees and expenses) of The BofA Merrill Lynch Build America Bond Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.28%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.28%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$29	$90	$157	$356

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in taxable municipal securities eligible to participate in the Build America Bond program created under the American Recovery and Reinvestment Act of 2009 (the “Act”) or other legislation providing for the issuance of taxable municipal securities on which the issuer receives federal support of the interest paid (“Build America Bonds”) and that comprise the Underlying Index. The Underlying Index is designed to track the performance of U.S. dollar-denominated investment grade taxable municipal debt publicly issued under the Build America Bond program by U.S. states and territories, and their political subdivisions, in the U.S. market. Qualifying securities must have a minimum amount outstanding of $1 million, at least 18 months remaining term to final maturity at the time of issuance and at least one year remaining term to final maturity, a fixed coupon schedule and an investment grade rating (based on

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an average of Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Company, Inc. (“S&P”) and Fitch Ratings, Inc. (“Fitch”)).

Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal and state income tax. Under the terms of the Act, issuers of “direct pay” Build America Bonds (i.e., taxable municipal bonds issued to provide funds for qualified capital expenditures) are entitled to receive payments from the U.S. Treasury over the life of the bond equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. The federal interest subsidy continues for the life of the bonds. The Underlying Index does not include bonds that, under the Build America Bond program, are eligible for tax credits.

Because Congress did not extend the Build America Bond program, issuance of Build America Bonds ceased on December 31, 2010. Outstanding Build America Bonds remain eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program are eligible for the federal tax subsidy. The Adviser will monitor the Fund’s holdings and may propose changes to the Fund’s investment strategies to the Board of Trustees (the “Board”) of PowerShares Exchange-Traded Fund Trust II (the “Trust”) that it believes are in the best interests of the Fund and its shareholders, including changing the Fund’s investment strategy to invest in an index composed of taxable municipal securities. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government.

Build America Bonds Risk. Build America Bonds involve similar risks as municipal bonds, including credit and market risk. In particular, should a Build America Bond’s issuer fail to continue to meet the applicable requirements imposed on the bonds as provided by the Act, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. Although Build America Bonds only are authorized for 2009 and 2010, the program may result in reduced issuance of tax-exempt municipal bonds. The Build America Bond program expired on December 31, 2010 and no further issuance is permitted unless Congress were to renew the program at a future date. As a result, the number of available Build America Bonds is limited, which may negatively affect the value of the Build America Bonds. In addition, there can be no assurance that Build America Bonds will be actively traded. It is difficult to predict the extent to which a market for such bonds will continue, meaning that Build America Bonds may experience greater illiquidity than other municipal obligations. The Build America Bonds outstanding as of December 31, 2010 will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program will be eligible for the federal tax subsidy.

Municipal Securities Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying

7

Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units (as defined below) principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind because of the nature of the Fund’s investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
11.22% (3rd Quarter 2011)	(5.69)% (2nd Quarter 2013)

Average Annual Total Returns for the Periods Ended December 31, 2013

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (11/17/09)
Return Before Taxes	(5.09)%	7.82%
Return After Taxes on Distributions	(7.08)%	5.79%
Return After Taxes on Distributions and Sale of Fund Shares	(2.85)%	5.29%
BofA Merrill Lynch Build America Bond Index (reflects no deduction for fees, expenses or taxes)	(5.45)%	7.58%
BofA Merrill Lynch U.S. Corporate Master Index (reflects no deduction for fees, expenses or taxes)	(1.46)%	6.07%
Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	(2.02)%	3.71%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

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Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since inception
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	January 2012
Richard Ose	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

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PCEF	PowerShares CEF Income Composite Portfolio

Summary Information

Investment Objective

The PowerShares CEF Income Composite Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S-Network Composite Closed-End Fund IndexSM (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	1.27%
Total Annual Fund Operating Expenses	1.77%

(1)	Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of Underlying Funds (as defined herein). The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund’s assets. These expenses are based on the total expense ratio of the Underlying Funds disclosed in each Underlying Fund’s most recent shareholder report. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$180	$557	$959	$2,084

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in securities of U.S.-listed closed-end funds that comprise the Underlying Index. The Fund is a “fund of funds,” as it

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invests its assets in the common shares of funds included in the Underlying Index rather than in individual securities (the “Underlying Funds”). S-Network Global Indexes, LLC (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which tracks the overall performance of a global universe of U.S.-listed closed-end funds that are organized under the laws of the United States, which may be invested in taxable investment grade fixed-income securities, taxable high yield fixed-income securities and taxable equity options. The Underlying Index may include closed-end funds that are advised by an affiliate of Invesco PowerShares Capital Management LLC (the “Adviser”). The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of the Fund

The following summarizes the principal risks of the Fund.

Fund of Funds Risk. Because the Fund is a fund of funds, its investment performance largely depends on the investment performance of the Underlying Funds in which it invests. An investment in the Fund is subject to the risks associated with the Underlying Funds that comprise the Underlying Index. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying Funds in which it invests, including their investment advisory and administration fees, while continuing to pay its own unitary management fee. As a result, shareholders will absorb duplicate levels of fees with respect to investments in the Underlying Funds. In addition, at times certain segments of the market represented by constituent Underlying Funds in the Underlying Index may be out of favor and underperform other segments.

Investments in Closed-End Investment Companies. The shares of closed-end investment companies may trade at a discount or premium to, or at, their net asset value (“NAV”). The securities of closed-end investment companies in which the Fund may invest may be leveraged. As a result, the Fund may be exposed indirectly to leverage through an investment in such securities. An investment in securities of closed-end investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

The Fund is permitted to invest in Underlying Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an exemptive order that the SEC has issued to the Trust. To comply with provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), on any matter upon which the Underlying Fund shareholders are solicited to vote, the Adviser will vote Underlying Fund shares in the same general proportion as shares held by other shareholders of the Underlying Fund.

Underlying Funds Risk. The Fund may be subject to the following risks as a result of its investment in the Underlying Funds:

Interest Rate Risk. Fixed-income securities’ prices generally fall as interest rates rise; conversely, fixed-income securities’ prices generally rise as interest rates fall.

Credit Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of an Underlying Fund’s portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund’s income level and share price.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, an Underlying Fund may incur additional expenses to seek recovery.

Options Risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Because the exercise of an index option is settled in cash, sellers of index call options cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. An Underlying Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Underlying Fund for writing the option.

Derivatives Risk. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the counterparty to certain derivative transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative relates, and risks that the derivative instruments may not be liquid.

Leverage Risk. Leverage may result from ordinary borrowings, or may be inherent in the structure of certain Underlying Fund investments such as derivatives. If the prices of those investments decrease, or if the cost of borrowing exceeds any increase in the prices of those investments, the net asset value of the Underlying Fund’s Shares will decrease faster than if the Underlying Fund had not used leverage. To repay borrowings, an Underlying Fund may have to sell investments at a time and at a price that is unfavorable to the Underlying Fund. Interest on borrowings is an expense the

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Underlying Fund would not otherwise incur. Leverage magnifies the potential for gain and the risk of loss. If an Underlying Fund uses leverage, there can be no assurance that the Underlying Fund’s leverage strategy will be successful.

Counterparty Risk. To the extent that an Underlying Fund engages in derivative transactions, it will be subject to credit risk with respect to the counterparties. The Underlying Fund may obtain only a limited or no recovery or may experience significant delays in obtaining recovery under derivative contracts if a counterparty experiences financial difficulties and becomes bankrupt or otherwise fails to perform its obligations under a derivative contract.

Senior Loans Risk. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce an Underlying Fund’s NAV and income distributions. In addition, an Underlying Fund may have to sell securities at lower prices than it otherwise would to meet cash needs or it may have to maintain a greater portion of its assets in cash equivalents than it otherwise would because of impairments and limited liquidity of the collateral supporting a senior loan, which could negatively affect the Underlying Fund’s performance.

Foreign and Emerging Market Securities Risk. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign and emerging market securities. Foreign and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign and emerging market securities are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign and emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets.

Liquidity Risk. Closed-end funds are not limited in their ability to invest in illiquid securities. Securities with reduced liquidity involve greater risk than securities with more liquid markets. Market quotations for securities not traded on national exchanges may vary over time, and if the credit quality of a fixed-income security unexpectedly declines, secondary trading of that security may decline for a period of time. In the event that an Underlying Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

Industry Concentration Risk. An Underlying Fund from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Funds concentrate in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent on a pro rata basis. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Inflation Risk. The value of assets or income from investment will be worth less in the future as inflation decreases the value of money.

Deflation Risk. Prices throughout the economy may decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of an Underlying Fund’s portfolio.

Mortgage-Backed and Asset-Backed Securities Risk. Investments in mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than expected due to changes in the rate at which the underlying loans are prepaid. Securities may be prepaid at a price less than the original purchase value.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies.

Developments in Financial Markets. Developments in recent years in the global financial markets illustrate that the current environment is one of extraordinary and possibly unprecedented uncertainty. Conditions in markets in the U.S. and abroad over the past few years have caused firms in the financial services sector to take significant losses. The economic conditions have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Instability in the financial markets over the past several years has led governments and regulators around the world to take a number of unprecedented actions designed to support financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. A significant decline in the value of an Underlying Fund’s portfolio likely would result in a significant decline in the value of an investment in the Underlying Fund.

Anti-Takeover Provisions Risk. The organizational documents of certain of the Underlying Funds include provisions that could limit

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the ability of other entities or persons to acquire control of the Underlying Fund or to change the composition of its board, which could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Underlying Fund.

See “Additional Information About the Funds’ Strategies and Risks—Risks of Investing in Underlying Funds.”

Market Risk. The Underlying Funds are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Funds.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Commodity Pool Risk. Certain investments by the Underlying Funds in which the Fund invests may cause the Fund to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a Commodity Pool Operator (“CPO”), and the Fund will be operated in accordance with CFTC rules. Registration as a CPO subjects the adviser to additional laws, regulations and enforcement policies, all of which could increase compliance costs and may affect the operations and financial performance of funds whose adviser is required to register as a CPO. Registration as a commodity pool may have negative effects on the ability of the Fund to engage in its planned investment program.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
8.42% (1st Quarter 2012)	(11.01)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2013

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (02/19/10)
Return Before Taxes	4.21%	7.38%
Return After Taxes on Distributions	1.71%	4.98%
Return After Taxes on Distributions and Sale of Fund Shares	2.59%	4.84%
S-Network Composite Closed-End Fund IndexSM (reflects no deduction for fees, expenses or taxes)	4.77%	7.91%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

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Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since inception
Brian Picken	Vice President and Portfolio Manager of the Adviser	October 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	February 2014
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

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DSUM	PowerShares Chinese Yuan Dim Sum Bond Portfolio

Summary Information

Investment Objective

The PowerShares Chinese Yuan Dim Sum Bond Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Citi Custom Dim Sum (Offshore CNY) Bond Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in Chinese Renminbi (“RMB”)-denominated bonds that comprise the Underlying Index. The Underlying Index measures the performance of RMB-denominated “Dim Sum” bonds that are issued and settled outside of mainland China. Dim Sum bonds are RMB-denominated and generally are issued in Hong Kong by a variety of entities ranging from governments to corporations.

The Underlying Index is designed to provide exposure to RMB-denominated bonds that are issued and settled outside of mainland China. Strictly in accordance with the Underlying Index’s guidelines and mandated procedures, securities must have a minimum maturity of one month and an outstanding amount of RMB 1 billion to be eligible for entry into the

15

Underlying Index. There is no minimum rating requirement for inclusion in the Underlying Index. Securities with a maturity of less than one month are removed from the Underlying Index. The Underlying Index is composed of RMB-denominated bonds issued by governments, agencies, supranationals and corporations, excluding synthetics, convertible bonds, retail bonds and CDs. Citigroup Index LLC (the “Index Provider”) rebalances the Underlying Index monthly. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., more than 25% of the value of its net assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Offshore Investor Risk. There are special risks associated with investing in securities designed to provide exposure to Chinese RMB, such as RMB-denominated bonds in which the Fund will invest. The Chinese government maintains strict currency controls and regularly intervenes in the currency market. The Chinese government’s actions may not be transparent or predictable. As a result, the value of the RMB, and the value of RMB-denominated securities, may change quickly and arbitrarily. These limitations and restrictions may impact the availability, liquidity, and pricing of securities designed to provide offshore investors with exposure to Chinese markets.

As a result, returns achieved by offshore investors, such as the Fund, could differ from those available to domestic investors in China.

Capital Controls Risk. Adverse economic conditions, such as unfavorable or volatile currency exchange rates and interest rates, political events or other conditions may cause the Chinese government to intervene and impose “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. In addition, this intervention may lead to levies placed on profits repatriated by foreign entities (such as the Fund). The Chinese government’s imposition of capital controls can impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, may adversely affect the trading market and price for Shares, and may cause the Fund to decline in value.

Global Bonds Risk. Global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, interest rate risk and liquidity risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities, including greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability.

Currency Risk. The Fund invests at least 80% of its assets in Chinese RMB-denominated bonds issued and settled outside of mainland China. Because the Fund’s net asset value (“NAV”) is determined in U.S. dollars, the NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings increases, as measured in the foreign currency, including securities denominated in the Chinese RMB. The RMB currently is not a freely convertible currency. The government of China maintains strict currency controls. As a result, the value of the RMB, and the value of securities designed to provide exposure to the RMB, such as RMB-denominated bonds issued by offshore issuers, can change quickly. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund. The Chinese government’s policies on currency, control and repatriation restrictions are subject to change, and the Fund’s or the shareholders’ position may be adversely affected. In addition, if the Chinese currencies, the RMB, which is traded in mainland China, and the Yuan, which is traded offshore (traded as “CNH” in Hong Kong), diverge in value, that divergence could negatively impact the Fund.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. The Underlying Index consists of RMB-denominated debt securities issued or distributed outside mainland China, however, the quantity of such debt securities that are available for inclusion in the Underlying Index, and thus for the Fund to invest in, currently is limited.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. In certain circumstances,

16

market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.

Sovereign Debt Risk. Investments in sovereign debt securities involve special risks. The governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund’s ability to obtain recourse may be limited.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in the value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of bonds than are in the Underlying Index. As a result, an adverse development to an issuer of bonds that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the bonds in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind because of the nature of the Fund’s investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

Industry Concentration Risk. The Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units (as defined below) principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

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Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
3.09% (1st Quarter 2012)	(0.90)% (2nd Quarter 2013)

Average Annual Total Returns for the Periods Ended December 31, 2013

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (09/23/11)
Return Before Taxes	6.40%	5.99%
Return After Taxes on Distributions	4.89%	4.69%
Return After Taxes on Distributions and Sale of Fund Shares	3.60%	4.06%
Citi Custom Dim Sum (Offshore CNY) Bond Index (reflects no deduction for fees, expenses or taxes)	6.85%	6.82%
BofA Merrill Lynch Global Broad Market Non-Sovereign ex-USD Index (reflects no deduction for fees, expenses or taxes)	0.68%	3.59%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since inception
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	January 2012
Richard Ose	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

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PCY	PowerShares Emerging Markets Sovereign Debt Portfolio

Summary Information

Investment Objective

The PowerShares Emerging Markets Sovereign Debt Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the DB Emerging Market USD Liquid Balanced Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in U.S. dollar-denominated government bonds from emerging market countries that comprise the Underlying Index. The Underlying Index measures potential returns of a theoretical portfolio of liquid emerging market U.S. dollar-denominated government bonds. Strictly in accordance with its guidelines and mandated procedures, Deutsche Bank Securities Inc. (“DB” or the “Index Provider”) selects one to three securities from each of the emerging market countries set forth below that (i) are denominated in U.S. dollars, (ii) are sovereign bonds, (iii) have at

19

least three years to maturity, and (iv) have an outstanding float of at least $500 million. Historically, the Underlying Index has included bonds issued by the governments of Brazil, Colombia, Croatia, El Salvador, Hungary, Indonesia, Latvia, Lithuania, Mexico, Panama, Peru, the Philippines, Poland, Qatar, Romania, Russia, South Africa, South Korea, Turkey, Ukraine, Uruguay and Venezuela; however, this universe of countries may change in accordance with DB’s determination of eligible emerging market countries and there is no assurance that a particular country will be represented in the Underlying Index at any given time. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Sovereign Debt Risk. Risks of sovereign debt include the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund’s ability to obtain recourse may be limited.

Emerging Markets Sovereign Debt Risk. Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which the Fund may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements.

Global Bonds Risk. Global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, interest rate risk and liquidity risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities, including greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.

20

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
13.16% (2nd Quarter 2009)	(8.74)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2013

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/11/07)
Return Before Taxes	(9.78)%	11.97%	6.85%
Return After Taxes on Distributions	(11.49)%	9.77%	4.72%
Return After Taxes on Distributions and Sale of Fund Shares	(5.50)%	8.62%	4.49%
DB Emerging Market USD Liquid Balanced Index (reflects no deduction for fees, expenses or taxes)	(8.78)%	13.47%	8.19%
JP Morgan Emerging Market Bond Global Index (reflects no deduction for fees, expenses or taxes)	(6.58)%	11.52%	7.43%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

21

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	January 2012
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception
Richard Ose	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 100,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

22

PFEM	PowerShares Fundamental Emerging Markets Local Debt Portfolio

Summary Information

Investment Objective

The PowerShares Fundamental Emerging Markets Local Debt Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Citi RAFI Bonds Sovereign Emerging Markets Extended Local Currency Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.50%

(1)	Other Expenses are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$51	$160

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. For the period from the Fund’s commencement of operations (May 6, 2013) through the end of the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in bonds issued by the national governments of emerging market countries that comprise the Underlying Index. The Underlying Index measures the performance of local currency bonds issued by the national governments from a set of emerging market countries. The Underlying Index uses specific government markets tracked by Citigroup Index LLC (“Citigroup”) and a proprietary weighting methodology from Research Affiliates, LLC (“RA”). Historically, the

23

Underlying Index has included local currency bonds issued by the national governments of 18 countries: Brazil, Chile, China (Offshore), Columbia, the Czech Republic, Hungary, Indonesia, Israel, Malaysia, Mexico, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand and Turkey. Strictly in accordance with the Underlying Index’s guidelines and mandated procedures, securities must have a minimum maturity of one year to be included in the Underlying Index, and such securities’ national governments must have a minimum domestic sovereign debt rating of “CC” by S&P and “Ca” by Moody’s and must meet a minimum outstanding amount requirement.

The Fund does not purchase all of the securities in the Underlying Index; instead the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Sovereign Debt Risk. Investments in sovereign debt securities involve special risks. The governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund’s ability to obtain recourse may be limited.

Emerging Markets Sovereign Debt Risk. Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which the Fund may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements.

Currency Risk. The Fund invests in bonds of governments located in emerging market countries and much of the income received by the Fund will be in foreign currencies. Because the Fund’s net asset value (“NAV”) is determined in U.S. dollars, the Fund’s NAV could decline if the currencies of the non-U.S. markets in which the Fund invests depreciate against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currencies, increases.

Non-Investment Grade Securities Risk. The Fund may invest in securities that are rated below investment grade (i.e., securities rated below “BBB” by S&P or “Baa” by Moody’s); however, the Fund will invest at least 80% of its total assets in bonds issued by national governments of countries that have a domestic sovereign debt rating of at least “CC” by S&P and “Ca” by Moody’s. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued

24

using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.

Portfolio Turnover Risk. The Fund’s Underlying Index rebalances monthly and, as a result, the Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. This may result in high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. A high portfolio turnover rate also can result in an increase in taxable capital gains distributions to the Fund’s shareholders and an increased likelihood that the capital gains will be taxable at ordinary rates.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Additionally, the Fund’s use of a representative sampling approach may cause the fund not to be as well-correlated with the return of the Underlying Index in the proportions represented I the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Sampling Risk. Although it may hold as many securities as necessary to achieve its investment objective, the Fund, by using a representative sampling approach, generally will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind because of the nature of the Fund’s investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

As of the date of this Prospectus, The Fund does not yet have a full calendar year of performance history. The Fund’s annual return will be provided once the Fund has a full calendar year of performance. The Fund’s performance information is accessible on the Fund’s website at www.InvescoPowerShares.com and provides some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	Since inception
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception
Richard Ose	Vice President and Portfolio Manager of the Adviser	Since inception

25

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), primarily in exchange for delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

26

PHB	PowerShares Fundamental High Yield® Corporate Bond Portfolio

Summary Information

Investment Objective

The PowerShares Fundamental High Yield® Corporate Bond Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Bonds US High Yield 1-10 Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in high-yield corporate bonds that comprise the Underlying Index. The Underlying Index is comprised of U.S. dollar-denominated bonds which are SEC-registered securities or Rule 144A securities with registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Only investible, non-convertible, non-exchangeable, non-zero, fixed coupon high-yield corporate bonds qualify for inclusion in the Underlying Index. Bonds of foreign agencies, governments or supra-nationals, as well as those issuers

27

that are not domiciled in the United States, are excluded from the Underlying Index. Ryan ALM, Inc. compiles and calculates the Underlying Index, which measures potential returns based on the Fundamental Index® approach developed by Research Affiliates, LLC (“Research Affiliates®” or the “Index Provider”). The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. The Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information

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shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
14.36% (2nd Quarter 2009)	(21.43)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2013

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (11/15/07)
Return Before Taxes	4.30%	12.54%	3.15%
Return After Taxes on Distributions	2.23%	9.90%	0.55%
Return After Taxes on Distributions and Sale of Fund Shares	2.41%	8.82%	1.32%
RAFI® Bonds US High Yield 1-10 Index(1) (reflects no deduction for fees, expenses or taxes)	4.79%	N/A	N/A
Barclays U.S. Corporate High Yield Index (reflects no deduction for fees, expenses or taxes)	7.44%	18.93%	9.63%
Blended—RAFI® Bonds US High Yield 1-10 Index(2) (reflects no deduction for fees, expenses or taxes)	4.79%	15.44%	5.65%

(1)

Effective August 2, 2010, the Fund’s underlying index is the RAFI® High Yield Bond Index (which subsequently was renamed the RAFI® Bonds US High Yield 1-10 Index). Prior to August 2, 2010, the Fund’s original underlying index was the Wells Fargo® High Yield Bond Index. “5 Years” and “Since Inception” performance for the RAFI® Bonds US High Yield 1-10 Index is not available because the Index did not commence calculation and publication until August 2, 2010.

(2)

The data shown as “Blended” is comprised of the performance of the original underlying index (Wells Fargo® High Yield Bond Index ) from Fund inception through the index conversion date, August 2, 2010, followed by the performance of the new underlying index starting at the index conversion date and through December 31, 2013.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	January 2012
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception
Richard Ose	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 100,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

29

PFIG	PowerShares Fundamental Investment Grade Corporate Bond Portfolio

Summary Information

Investment Objective

The PowerShares Fundamental Investment Grade Corporate Bond Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Bonds US Investment Grade 1-10 Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.22%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.22%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$23	$71	$124	$280

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in the component securities that comprise the Underlying Index. The Underlying Index is comprised of U.S. dollar-denominated bonds which are SEC-registered securities or Rule 144A securities with registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Only investible, non-convertible, non-exchangeable, non-zero, fixed coupon investment grade corporate bonds qualify for inclusion in the Underlying Index. Bonds of foreign agencies, governments or supra-nationals, as well as

30

those issuers that are not domiciled in the United States are excluded from the Underlying Index. Ryan ALM, Inc. compiles and calculates the Underlying Index, which measures potential returns based on a methodology approach developed by Research Affiliates, LLC (“RA” or the “Index Provider”) utilizing fundamental measures. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Industry Concentration Risk. The Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. The Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

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Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
2.57% (3rd Quarter 2012)	(2.83)% (2nd Quarter 2013)

Average Annual Total Returns for the Periods Ended December 31, 2013

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (09/15/11)
Return Before Taxes	(1.04)%	2.58%
Return After Taxes on Distributions	(1.95)%	1.70%
Return After Taxes on Distributions and Sale of Fund Shares	(0.58)%	1.63%
RAFI Bonds US Investment Grade 1-10 Index (reflects no deduction for fees, expenses or taxes)	(0.88)%	3.25%
Barclays U.S. Corporate Index (reflects no deduction for fees, expenses or taxes)	(1.53)%	4.41%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	January 2012
Philip Fang	Portfolio Manager of the Adviser	Since Inception
Richard Ose	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

32

PGHY	PowerShares Global Short Term High Yield Bond Portfolio

Summary Information

Investment Objective

The PowerShares Global Short Term High Yield Bond Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the DB Global Short Maturity High Yield Bond Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.35%

(1)	Other Expenses are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$36	$113

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the period from the Fund’s commencement of operations (June 17, 2013) through the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in U.S. and foreign short-term, non-investment grade bonds included in the Underlying Index, all of which are denominated in U.S. dollars. Strictly in accordance with its guidelines and mandated procedures, Deutsche Bank Securities Inc. (“DB” or the “Index Provider”) selects such bonds issued by corporations, as well as sovereign, sub-sovereign or quasi-government

33

entities, from a universe of eligible securities for inclusion in the Underlying Index that: (i) are denominated in U.S. dollars; (ii) are rated below “investment grade” (i.e., have a “composite rating” from DB of no greater than “BB+,” but no less than “C”); (iii) have three years or less to maturity; and (iv) have a fixed coupon.

Eligible bonds must be rated by at least one of Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings Inc. (“Fitch”). DB converts all available ratings for each bond into a numerical score, and then calculates an average score for each bond from those available ratings that corresponds to DB’s “composite rating” system.

Eligible bonds include either “short-term” bonds (i.e., bonds that have three years or less until maturity from the date they were issued) or “long-term seasoned” bonds (i.e., bonds that had a maturity longer than three years at the date they were issued, but currently have three years or less until maturity). To be eligible for inclusion in the Underlying Index, a “short-term” bond (excluding Eurodollar bonds) must have a minimum amount outstanding of at least $100 million, and a “long-term seasoned” bond (excluding Eurodollar bonds) must have a minimum amount outstanding of at least $250 million. Short-term Eurodollar bonds must have more than $200 million outstanding and long-term seasoned Eurodollar bonds must have more than $350 million outstanding. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Short-Term Bond Risk. The Fund will invest in bonds with a short term (i.e., three years or less) until maturity. The amount of time until a fixed-income security matures can lead to various risks, including changes in interest rates over the life of a bond.

Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of the Fund’s investments will affect the volatility of the Fund’s share price.

Non-Investment Grade Securities Risk. Non-investment grade securities are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of a non-investment grade security defaults, the Fund may incur additional expenses to seek recovery.

Global Bonds Risk. Global bonds are subject to the same risks as other debt securities, notably credit risk, market risk, interest rate risk and liquidity risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities, including greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Fund will invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Sovereign Debt Risk. Risks of sovereign debt include the relative size of the debt burden to the economy as a whole and the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund’s ability to obtain recourse may be limited.

34

Sub-Sovereign Debt Risk. Sub-sovereign government bonds represent the debt of state, provincial, territorial, municipal, local or other political sub-divisions, including other governmental entities or agencies, other than sovereign governments. In addition to risks of investing in sovereign debt generally, risks of investing in sub-sovereign debt include the fact that such investments may or may not be issued by, or guaranteed as to principal and interest by, the sub-sovereign’s larger sovereign entity. Certain foreign sub-sovereign securities may be backed by the issuer’s right to borrow from a central bank or other regional banking entity, while others may be backed only by the assets and credit of the issuing foreign sub-sovereign entity.

Supranational Entities Risk. The Fund may invest in obligations issued or guaranteed by supranational entities, which may include, for example, entities such as the International Bank for Reconstruction and Development (the World Bank). If one or more shareholders of a supranational entity fails to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.

Valuation Time Risk. The Fund will invest in foreign bonds and, because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the non-U.S. securities in the Fund’s portfolio may change on days when you will not be able to purchase or sell your Shares. As a result, trading spreads and the resulting premium or discount on the Shares may widen, and, therefore, increase the difference between the market price of the Shares and the net asset value (“NAV”) of such Shares.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, to the same extent as any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Geographic Risk. The Fund may invest a significant portion of its total assets in securities of issuers from a specific geographic region. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Non-Correlation Risk. The Fund’s return may not exactly match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Sampling Risk. Although it may hold as many securities as necessary to achieve its investment objective, the Fund, by using a representative sampling approach, generally will hold a smaller number of securities than the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

35

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund commenced operations on June 17, 2013 and therefore does not have performance history for a full calendar year. Once the Fund has a full calendar year of performance, the Fund will present total return information, which also is accessible on the Fund’s website at www.InvesoPowerShares.com and provides some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	Since inception
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception
Richard Ose	Vice President and Portfolio Manager of the Adviser	Since Inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

36

PWZ	PowerShares California AMT-Free Municipal Bond Portfolio (formerly known as PowerShares Insured California Municipal Bond Portfolio)

Summary Information

Investment Objective

The PowerShares California AMT-Free Municipal Bond Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.28%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses(1)	0.28%

(1)	Other Expenses and Total Annual Fund Operating Expenses have been restated to reflect current fees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$29	$90	$157	$356

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Underlying Index and that also are exempt from the federal alternative minimum tax. The Underlying Index is composed of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by California or any U.S. territory, including Puerto Rico, or their political subdivisions, in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the underlying index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

37

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Municipal Securities Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

California Municipal Securities Risk. Because the Fund invests a substantial portion of its assets in California municipal securities, the Fund will have greater exposure to negative political, economic and statutory factors within the State of California than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall California municipal market. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. California’s fiscal situation as a result of the recent economic downturn has increased the risk of investing in California municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of

California municipal securities, and the Fund’s net asset value (“NAV”), will experience greater volatility.

Puerto Rican Municipal Securities Risk. Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of the Fund’s holdings in Puerto Rican municipal obligations. The Puerto Rican economy is reliant on manufacturing, services and tourism, and its economy and financial operations parallel the economic cycles of the United States. Current economic difficulties in the United States are likely to have an adverse impact on the overall economy of Puerto Rico. Moreover, like many other U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico continues to face significant fiscal challenges, including persistent government deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate. Many ratings organizations previously downgraded a number of securities issued in Puerto Rico or placed them on “negative watch.” If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Fund could be adversely affected.

Municipal Insurance Risk. A portion of the municipal securities that the Fund holds may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund’s Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Geographic Concentration Risk. The Fund will be less diversified geographically than a fund investing across many states and therefore has greater exposure to adverse economic and political changes in California and Puerto Rico.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative

38

minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind because of the nature of the Fund’s investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units (as defined below) principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund to not be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
11.03% (3rd Quarter 2009)	(7.17)% (4th Quarter 2010)

Average Annual Total Returns for the Periods Ended December 31, 2013

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

39

	1 Year	5 Years	Since Inception (10/11/07)
Return Before Taxes	(4.11)%	6.33%	3.37%
Return After Taxes on Distributions	(4.11)%	6.31%	3.35%
Return After Taxes on Distributions and Sale of Fund Shares	(0.73)%	5.96%	3.57%
The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	N/A	N/A
The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index(1) (reflects no deduction for fees, expenses or taxes)	(3.73)%	N/A	N/A
Barclays Municipal Long 20 Year Index(2) (reflects no deduction for fees, expenses or taxes)	(4.42)%	7.55%	4.83%
Barclays Municipal Insured Long 20 Year Index(2) (reflects no deduction for fees, expenses or taxes)	(3.30)%	7.22%	4.85%
Blended—The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index(3) (reflects no deduction for fees, expenses or taxes)	(3.73)%	7.25%	4.08%

(1)	Effective July 8, 2014, the Fund’s underlying index changed to The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index. Prior to that date, the Fund’s underlying index was The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index. Information for the new underlying index is not available because the Fund did not begin tracking that index until after the periods ended December 31, 2013 shown in the table above.
(2)	Effective July 8, 2014, the Fund has changed its benchmark index from the Barclays Municipal Insured Long 20 Year Index to the Barclays Municipal Long 20 Year Index, which the Adviser believes is more representative of the securities in which the Fund invests and, therefore, provides a more appropriate measure of the Fund’s performance.
(3)	The data shown as “Blended” is composed of two prior underlying indices tracked by the Fund. The Fund tracked The BofA Merrill Lynch California Insured Long-Term Core Municipal Securities Index from its inception until the conversion date of that index, May 29, 2009, and then tracked The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index starting at the conversion date and through December 31, 2013.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since inception
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	January 2012
Richard Ose	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

Dividends paid by the Fund that are designated properly as exempt-interest dividends will not be subject to federal income tax. The Fund intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from federal income taxes (interest paid on municipal securities, however, may be subject to the alternative minimum tax in the hands of corporate shareholders).

The Fund’s distributions, other than net tax-exempt income, generally are taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Dividends paid by the Fund that are properly reported as “exempt-interest dividends” will not be subject to federal income tax. The Fund intends to invest its assets in a manner such that at least 80% of its dividend distributions to shareholders will generally be attributable to interest that is exempt from federal income tax and will not be a tax preference item for purposes of the alternative minimum tax (“AMT”). Such dividends, however, may be included in a corporate shareholder’s “adjusted current earnings” for AMT purposes.

The Fund’s distributions, other than from net tax-exempt income, generally are taxed as ordinary (taxable) income or long-term capital gains. A sale of Shares may result in a taxable capital gain or loss.

40

PZA	PowerShares National AMT-Free Municipal Bond Portfolio (formerly known as PowerShares Insured National Municipal Bond Portfolio)

Summary Information

Investment Objective

The PowerShares National AMT-Free Municipal Bond Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.28%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.28%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$29	$90	$157	$356

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Underlying Index and that also are exempt from the federal alternative minimum tax. The Underlying Index is composed of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by U.S. states and territories, or their political subdivisions, in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the underlying index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

41

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Municipal Securities Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Municipal Insurance Risk. A portion of the municipal securities that the Fund holds may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund’s Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind because of the nature of the Fund’s investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units (as defined below) principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund

42

and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
10.32% (3rd Quarter 2009)	(7.76)% (3rd Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2013

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (10/11/07)
Return Before Taxes	(6.40)%	6.58%	3.37%
Return After Taxes on Distributions	(6.40)%	6.56%	3.36%
Return After Taxes on Distributions and Sale of Fund Shares	(1.94)%	6.23%	3.62%
The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	N/A	N/A
The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index(1) (reflects no deduction for fees, expenses or taxes)	(3.00)%	N/A	N/A
Barclays Municipal Long 20 Year Index(2) (reflects no deduction for fees, expenses or taxes)	(4.42)%	7.55%	4.83%
Barclays Municipal Insured Long 20 Year Index(2) (reflects no deduction for fees, expenses or taxes)	(3.30)%	7.22%	4.85%
Blended—The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index(3) (reflects no deduction for fees, expenses or taxes)	(3.00)%	7.50%	4.37%

(1)	Effective July 8, 2014, the Fund’s underlying index changed to The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index. Prior to that date, the Fund’s underlying index was The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index. Information for the new underlying index is not available because the Fund did not begin tracking that index until after the periods ended December 31, 2013 shown in the table above.
(2)	Effective July 8, 2014, the Fund has changed its benchmark index from the Barclays Municipal Insured Long 20 Year Index to the Barclays Municipal Long 20 Year Index, which the Adviser believes is more representative of the securities in which the Fund invests and, therefore, provides a more appropriate measure of the Fund’s performance.
(3)	The data shown as “Blended” is composed of two prior underlying indices tracked by the Fund. The Fund tracked The BofA Merrill Lynch National Insured Long-Term Core Municipal Securities Index from its inception until the conversion date of that index, May 29, 2009, and then tracked The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index starting at the conversion date and through December 31, 2013.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

43

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since inception
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	January 2012
Richard Ose	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

Dividends paid by the Fund that are designated properly as exempt-interest dividends will not be subject to federal income tax. The Fund intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from federal income taxes (interest paid on municipal securities, however, may be subject to the alternative minimum tax in the hands of corporate shareholders).

The Fund’s distributions, other than net tax-exempt income, generally are taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Dividends paid by the Fund that are properly reported as “exempt-interest dividends” will not be subject to federal income tax. The Fund intends to invest its assets in a manner such that at least 80% of its dividend distributions to shareholders will generally be attributable to interest that is exempt from federal income tax and will not be a tax preference item for purposes of the alternative minimum tax (“AMT”). Such dividends, however, may be included in a corporate shareholder’s “adjusted current earnings” for AMT purposes.

The Fund’s distributions, other than from net tax-exempt income, generally are taxed as ordinary (taxable) income or long-term capital gains. A sale of Shares may result in a taxable capital gain or loss.

44

PZT	PowerShares New York AMT-Free Municipal Bond Portfolio (formerly known as PowerShares Insured New York Municipal Bond Portfolio)

Summary Information

Investment Objective

The PowerShares New York AMT-Free Municipal Bond Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.28%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses(1)	0.28%

(1)	Other Expenses and Total Annual Fund Operating Expenses have been restated to reflect current fees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$29	$90	$157	$356

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Underlying Index and that also are exempt from the federal alternative minimum tax. The Underlying Index is composed of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by New York or any U.S. territory, including Puerto Rico, or their political subdivisions, in the U.S. domestic market with a term of at least

45

15 years remaining to final maturity. The Fund does not purchase all of the securities in the underlying index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Municipal Securities Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

New York Municipal Securities Risk. Because the Fund invests a substantial portion of its assets in New York municipal securities, the Fund will have greater exposure to negative political, economic, regulatory or other factors within the State of New York, including the financial condition of its public authorities and political subdivisions, than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations.

Puerto Rican Municipal Securities Risk. Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of the Fund’s holdings in Puerto Rican municipal obligations. The Puerto Rican economy is reliant on manufacturing, services and tourism and its economy and financial operations parallel the economic cycles of the United States. Current economic difficulties in the United States are likely to have an adverse impact on the overall economy of Puerto Rico. Moreover, like many other U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico continues to face significant fiscal challenges, including persistent government deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate. Many ratings organizations previously downgraded a number of securities issued in Puerto Rico or placed them on “negative watch.” If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Fund could be adversely affected.

Geographic Concentration Risk. The Fund will be less diversified geographically than a fund investing across many states and therefore has greater exposure to adverse economic and political changes in New York and Puerto Rico.

Municipal Insurance Risk. A portion of the municipal securities that the Fund holds may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund’s Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the

46

year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind because of the nature of the Fund’s investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units (as defined below) principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
8.94% (3rd Quarter 2009)	(7.91)% (3rd Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2013

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

47

	1 Year	5 Years	Since Inception (10/11/07)
Return Before Taxes	(6.27)%	5.90%	2.58%
Return After Taxes on Distributions	(6.27)%	5.87%	2.55%
Return After Taxes on Distributions and Sale of Fund Shares	(1.91)%	5.64%	2.96%
The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index (reflects no deduction for fees, expenses or taxes)(1)	N/A	N/A	N/A
The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index (reflects no deduction for fees, expenses or taxes)(1)	(4.04)%	N/A	N/A
Barclays Municipal Long 20 Year Index(2) (reflects no deduction for fees, expenses or taxes)	(4.42)%	7.55%	4.83%
Barclays Municipal Insured Long 20 Year Index(2) (reflects no deduction for fees, expenses or taxes)	(3.30)%	7.22%	4.85%
Blended—The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index (reflects no deduction for fees, expenses or taxes)(3)	(4.04)%	6.80%	3.56%

(1)	Effective July 8, 2014, the Fund’s underlying index changed to The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index. Prior to that date, the Fund’s underlying index was The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index. Information for the new underlying index is not available because the Fund did not begin tracking that index until after the periods ended December 31, 2013.
(2)	Effective July 8, 2014, the Fund has changed its benchmark index from the Barclays Municipal Insured Long 20 Year Index to the Barclays Municipal Long 20 Year Index, which the Adviser believes is more representative of the securities in which the Fund invests and, therefore, provides a more appropriate measure of the Fund’s performance.
(3)	The data shown as “Blended” is composed of two prior underlying indices tracked by the Fund. The Fund tracked The BofA Merrill Lynch New York Insured Long-Term Core Municipal Securities Index from its inception until the conversion date of that index, May 29, 2009, and then tracked The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index starting at the conversion date and through December 31, 2013 shown in the table above.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since inception
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	January 2012
Richard Ose	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

Dividends paid by the Fund that are designated properly as exempt-interest dividends will not be subject to federal income tax. The Fund intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from federal income taxes (interest paid on municipal securities, however, may be subject to the alternative minimum tax in the hands of corporate shareholders).

The Fund’s distributions, other than net tax-exempt income, generally are taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Dividends paid by the Fund that are properly reported as “exempt-interest dividends” will not be subject to federal income tax. The Fund intends to invest its assets in a manner such that at least 80% of its dividend distributions to shareholders will generally be attributable to interest that is exempt from federal income tax and will not be a tax preference item for purposes of the alternative minimum tax (“AMT”). Such dividends, however, may be included in a corporate shareholder’s “adjusted current earnings” for AMT purposes.

The Fund’s distributions, other than from net tax-exempt income, generally are taxed as ordinary (taxable) income or long-term capital gains. A sale of Shares may result in a taxable capital gain or loss.

48

PICB	PowerShares International Corporate Bond Portfolio

Summary Information

Investment Objective

The PowerShares International Corporate Bond Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P International Corporate Bond Index® (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in investment grade corporate bonds that comprise the Underlying Index. The Underlying Index measures the performance of investment grade corporate bonds issued in the following currencies of Group of Ten (“G10”) countries, excluding the U.S. Dollar (USD): Australia Dollar (AUD), British Pound (GBP), Canadian Dollar (CAD), Euro (EUR), Japanese Yen (JPY), New Zealand Dollar (NZD), Norwegian Krone (NOK), Swedish Krona (SEK) and Swiss Franc (SFR). Standard & Poor’s (the “Index Provider”) constructs the Underlying Index from investment grade corporate bonds denominated in the currencies noted above. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

49

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Global Bonds Risk. Global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, interest rate risk and liquidity risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities, including greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability.

Currency Risk. The Fund invests in corporate bonds issued by non-U.S. companies and much of the income received by the Fund will be in foreign currencies. Because the Fund’s net asset value (“NAV”) is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind because of the nature of the Fund’s investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units (as defined below) principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

50

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
7.61% (3rd Quarter 2012)	(5.30)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2013

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (06/03/10)
Return Before Taxes	2.28%	8.39%
Return After Taxes on Distributions	1.25%	7.36%
Return After Taxes on Distributions and Sale of Fund Shares	1.28%	6.12%
S&P International Corporate Bond Index® (reflects no deduction for fees, expenses or taxes)	3.25%	9.38%
BofA Merrill Lynch Global Broad Market Non-Sovereign ex-USD Index (reflects no deduction for fees, expenses or taxes)	0.68%	6.69%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	January 2012
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since Inception
Richard Ose	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

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PGX	PowerShares Preferred Portfolio

Summary Information

Investment Objective

The PowerShares Preferred Portfolio (the “Fund”) seeks investment results that generally correspond to the price and yield (before fees and expenses) of The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in fixed rate U.S. dollar-denominated preferred securities that comprise the Underlying Index. The Underlying Index is a market capitalization-weighted index designed to reflect the total return performance of the fixed rate U.S. dollar-denominated preferred securities market. The Underlying Index includes both traditional and other preferred securities, including preferred securities issued by foreign companies in the form of American depositary receipts (“ADRs”), as well as senior and subordinate debt securities. Unlisted preferred securities are excluded from the Underlying Index, but unlisted senior or subordinated debt-like securities are eligible for inclusion. The Underlying Index may include Rule 144A securities.

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However, as of the date of this prospectus, Rule 144A securities represent less than 1% of the Underlying Index. Strictly in accordance with its guidelines and mandated procedures, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch” or the “Index Provider”) selects securities for the Underlying Index using a rules-based methodology. Qualifying securities must be rated at least B3 (based on an average of Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”) and Fitch Ratings, Inc. (“Fitch”)) and must have an investment grade country risk profile (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery.

Preferred Securities Risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

Financial Institutions Risk. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions, which could adversely affect the viability of an institution.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers, although limited to ADRs, may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and, therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

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Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. The Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance

(before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
30.66% (2nd Quarter 2009)	(20.82)% (1st Quarter 2009)

Average Annual Total Returns for the Periods Ended December 31, 2013

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (01/31/08)
Return Before Taxes	(1.83)%	9.21%	0.57%
Return After Taxes on Distributions	(3.70)%	7.31%	(1.29)%
Return After Taxes on Distributions and Sale of Fund Shares	(0.17)%	6.97%	0.08%
The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index (reflects no deduction for fees, expenses or taxes)	(1.55)%	N/A	N/A
S&P U.S. Preferred Stock Index (reflects no deduction for fees, expenses or taxes)	(0.17)%	14.31%	4.58%
Blended—The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index(1) (reflects no deduction for fees, expenses or taxes)	(1.55)%	10.20%	1.45%

(1)	The data shown as “Blended” is composed of the original underlying index (The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index) from Fund inception until the conversion date, April 1, 2012, followed by the performance of the new underlying index (The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index) starting at the index conversion date and through December 31, 2013.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

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Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since inception
Richard Ose	Vice President and Portfolio Manager of the Adviser	February 2014
Gary Jones	Vice President and Portfolio Manager of the Adviser	January 2012
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since Inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

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BKLN	PowerShares Senior Loan Portfolio

Summary Information

Investment Objective

The PowerShares Senior Loan Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P/LSTA U.S. Leveraged Loan 100 Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 47%.

Principal Investment Strategies

The Fund generally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior loans that comprise the Underlying Index. Invesco PowerShares Capital Management LLC (the “Adviser”) and the Fund’s sub-adviser, Invesco Senior Secured Management, Inc. (the “Sub-Adviser”), define senior loans to include loans referred to as leveraged loans, bank loans and/or floating rate loans. Banks and other lending institutions generally issue senior loans to corporations, partnerships or other entities (“borrowers”). These borrowers operate in a variety of industries and geographic regions, including foreign countries.

Senior loans often are issued in connection with recapitalizations, acquisitions, leveraged buyouts and re-financings. Senior loans typically are structured and administered by a financial institution that acts as agent for the lenders in the lending group. The Fund

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generally will purchase loans from banks or other financial institutions through assignments or participations. The Fund may acquire a direct interest in a loan from the agent or another lender by assignment or an indirect interest in a loan as a participation in another lender’s portion of a loan. The Fund generally will sell loans it holds by way of an assignment, but may sell participation interests in such loans at any time to facilitate its ability to fund redemption requests.

Standard & Poor’s (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which tracks the market-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments. A leveraged loan is rated below investment grade quality or is unrated but deemed to be of comparable quality. The Fund will invest in loans that are expected to be below investment grade quality and to bear interest at a floating rate that periodically resets. The Underlying Index may include, and the Fund may acquire and retain, loans of borrowers that have filed for bankruptcy protection. The Fund also may invest up to 20% of its assets in closed-end funds that invest all or a portion of their assets in senior loans and in other liquid instruments such as high yield securities (commonly known as “junk bonds”). The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Risk of Investing in Loans. Investments in loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of the Fund’s investments and a potential decrease in the net asset value (“NAV”) of the Fund. Although the loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund’s access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan.

There is no organized exchange on which loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market and the Fund may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods. Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. Many loans are not registered with the Securities and Exchange Commission (the “SEC”) or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most loans than is the case for many other types of securities. Although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be structurally subordinated to obligations of the borrower’s subsidiaries.

Senior Loans Risk. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market

57

prices. Senior loans and other debt securities also are subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which the Fund may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.

Risks of Loan Assignments and Participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment, a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Non-Investment Grade Securities Risk. All or a significant portion of the loans in which the Fund will invest may be determined to be non-investment grade loans that are considered speculative. The Fund also may invest in junk bonds. Non-investment grade loans and bonds, and unrated loans and bonds of comparable credit quality are subject to the increased risk of a borrower’s or issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the borrower of lower-rated loans or issuer of lower-rated bonds defaults, the Fund may incur additional expenses to seek recovery.

Prepayment Risk. The ability of the borrower of a loan to repay principal prior to maturity can limit the potential for gains by the Fund. During periods of declining interest rates, the borrower of a loan may exercise its option to prepay principal earlier than scheduled, forcing the Underlying Index, and therefore the Fund, to replace such a loan with a lower yielding loan. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Reinvestment Risk. Proceeds from a current investment of the Fund, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment. Reinvestment risk is greater on short- to intermediate-term loans.

Liquidity Risk. A majority of the Fund’s assets are likely to be invested in loans that are less liquid than securities traded on national exchanges. Loans with reduced liquidity involve greater risk than securities with more liquid markets. Available market quotations for such loans may vary over time, and if the credit quality of a loan unexpectedly declines, secondary trading of that loan may decline for a period of time. In the event that the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

Risks of Investing in Closed-End Funds. The shares of closed-end funds may trade at a discount or premium to, or at, their NAV. To the extent that the Fund invests a portion of its assets in closed-end funds, those assets will be subject to the risks of the closed-end fund’s portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the closed-end fund. The securities of closed-end funds in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

Risk of Investing in Loans to Non-U.S. Borrowers. The Fund may invest all or a portion of its assets in loans of non-U.S. borrowers. The Fund’s investments in loans of non-U.S. borrowers may be affected by political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign borrowers may be subject to less regulation resulting in less publicly available information about the borrowers.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

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Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of loans than are in the Underlying Index. As a result, an adverse development respecting a borrower of a loan held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the loans in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind because of the nature of the Fund’s investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. A high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders.

Industry Concentration Risk. The Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units (as defined below) principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. For example, the Fund may invest up to 20% of its assets in closed-end funds that, in turn, invest in senior loans, to increase liquidity while providing exposure to senior loans.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

When Issued and Delayed Delivery Transactions. The Fund may also purchase and sell interests in senior loans and other portfolio securities on a when issued and delayed delivery basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date that the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in senior loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash, liquid securities or liquid senior loans having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so for the purpose of acquiring interests or securities for the Fund’s portfolio consistent with the Fund’s investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund’s assets which may be used to acquire securities on a when issued or delayed delivery basis.

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The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
4.29% (1st Quarter 2012)	(0.38)% (2nd Quarter 2013)

Average Annual Total Returns for the Periods Ended December 31, 2013

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (03/03/11)
Return Before Taxes	4.32%	4.41%
Return After Taxes on Distributions	2.39%	2.67%
Return After Taxes on Distributions and Sale of Fund Shares	2.43%	2.69%
S&P/LSTA U.S. Leveraged Loan 100 Index (reflects no deduction for fees, expenses or taxes)	5.02%	4.73%
Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	(2.02)%	3.56%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Investment Sub-Adviser. Invesco Senior Secured Management, Inc. (the “Sub-Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Sub-Adviser/Adviser/Trust	Date Began Managing the Fund
Scott Baskind	Head of Trading and Senior Portfolio Manager of the Sub-Adviser	Since inception
Seth Misshula	Portfolio Manager of the Sub-Adviser	February 2014
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since inception
Gary Jones	Vice President and Portfolio Manager of the Adviser	January 2012
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception
Richard Ose	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 100,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”) in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

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PVI	PowerShares VRDO Tax-Free Weekly Portfolio

Summary Information

Investment Objective

The PowerShares VRDO Tax-Free Weekly Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Bloomberg US Municipal AMT-Free Weekly VRDO Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.25%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in variable rate demand obligation (“VRDO”) bonds that are exempt from federal income tax with interest rates that reset weekly, which comprise the Underlying Index. Bloomberg Finance L.P. (“Bloomberg” or the “Index Provider”) or its affiliates compiles and calculates the Underlying Index, which is comprised of municipal securities issued in the primary market as VRDOs. Bonds in the Underlying Index must be rated in a “top” category (as defined by the Index Provider) by a nationally recognized statistical rating organization. Bonds in the “top” category include those rated by Moody’s Investors Services, Inc. (“Moody’s”) as A-3 for long-term bonds or Prime-2 for short-term bonds; by Standard & Poor’s, a division of The McGraw-Hill Company, Inc. (“S&P”) as A- for long-term bonds or A-2 for short-term bonds; and by Fitch Ratings, Inc. (“Fitch”) as A- for long-term bonds or F-2 for short-term bonds.

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The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Variable Rate Debt Obligations Risk. There may not be an active secondary market with respect to particular variable rate instruments in which the Fund invests, which could make disposing of a variable rate instrument difficult during periods that the Fund is not entitled to exercise its demand rights or if the issuer and/or the Remarketing Agent defaulted on its payment obligation. This could cause the Fund to suffer a loss with respect to such instruments.

Municipal Securities Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Municipal Insurance Risk. The municipal securities that the Fund holds may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund’s Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Tax Risk. There is no guarantee that the Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind because of the nature of the Fund’s investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

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Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units (as defined below) principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. In addition to the above, the Fund’s correlation to its Underlying Index may be adversely affected by a low yield environment.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
0.86% (1st Quarter 2008)	(0.03)% (1st Quarter 2013)

Average Annual Total Returns for the Periods Ended December 31, 2013

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (11/15/07)
Return Before Taxes	(0.02)%	0.45%	0.97%
Return After Taxes on Distributions	(0.02)%	0.44%	0.97%
Return After Taxes on Distributions and Sale of Fund Shares	0.00%	0.44%	0.97%
Bloomberg US Municipal AMT-Free Weekly VRDO Index(1) (reflects no deduction for fees, expenses or taxes)	0.11%	N/A	N/A
Barclays Municipal 1 Year Index (reflects no deduction for fees, expenses or taxes)	0.80%	1.57%	2.16%
Blended—Bloomberg US Municipal AMT-Free Weekly VRDO Index(2) (reflects no deduction for fees, expenses or taxes)	0.11%	0.33%	0.79%

(1)	Effective August 5, 2010, the Fund’s underlying index changed to the Bloomberg US Municipal AMT-Free Weekly VRDO Index. Prior to August 5, 2010, the Fund’s original underlying index was the Thomson Municipal Market Data VRDO Index. “5 Years” and “Since Inception” performance for the Bloomberg US Municipal AMT-Free Weekly VRDO Index is not available because the Index did not commence calculation and publication until August 5, 2010.
(2)	The data shown as “Blended” is comprised of the performance of the original underlying index (Thomson Municipal Market Data VRDO Index) from Fund inception through the index conversion date, August 5, 2010, followed by the performance of the new underlying index starting at the index conversion date and through December 31, 2013.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

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Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception
Jeffrey W. Kernagis	Vice President and Senior Portfolio Manager of the Adviser	Since inception
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception
Gary Jones	Portfolio Manager of the Adviser	January 2012
Richard Ose	Vice President and Portfolio Manager of the Adviser	February 2014

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

Dividends paid by the Fund that are designated properly as exempt-interest dividends will not be subject to federal income tax. The Fund intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from federal income taxes (interest paid on municipal securities, however, may be subject to the alternative minimum tax in the hands of corporate shareholders).

The Fund’s distributions other than net tax-exempt income generally are taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

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Additional Information About the Funds’ Strategies and Risks

Principal Investment Strategies

Each Fund generally will invest at least 80% of its total assets in securities that comprise its respective Underlying Index (except PowerShares CEF Income Composite Portfolio, which will invest at least 90% of its total assets in securities of funds included in its Underlying Index). Each Fund uses an “indexing” investment approach to attempt to replicate, before fees and expenses, the performance of its Underlying Index. The Adviser (and for PowerShares Senior Loan Portfolio, the Sub-Adviser) seeks correlation over time of 0.95 or better between a Fund’s performance and the performance of its Underlying Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of a Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between each Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus its Underlying Index’s returns. Because each Fund uses an indexing approach to try to achieve its investment objective, each Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Each of PowerShares 1-30 Laddered Treasury Portfolio, PowerShares CEF Income Composite Portfolio and PowerShares Emerging Markets Sovereign Debt Portfolio generally invests in all of the securities comprising its Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, a Fund may purchase a sample of securities in its Underlying Index.

For each Fund (except for PowerShares 1-30 Laddered Treasury Portfolio, PowerShares CEF Income Composite Portfolio and PowerShares Emerging Markets Sovereign Debt Portfolio), because of the practical difficulties and expense of purchasing all of the securities in each Fund’s respective Underlying Index, each Fund does not purchase all of the securities in its Underlying Index; instead, each Fund utilizes a “sampling” methodology to seek to achieve its respective investment objective. Sampling means that the Adviser (and for PowerShares Senior Loan Portfolio, the Sub-Adviser) uses a quantitative analysis to select securities from the applicable Underlying Index universe to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These attributes and other characteristics include duration, maturity, credit quality, yield and coupon. The Adviser (and for PowerShares Senior Loan Portfolio, the Sub-Adviser) generally expects each Fund that utilizes the sampling methodology to hold less than the total number of securities in the applicable Underlying Index, but reserves the right to hold as many securities as it believes necessary to achieve each Fund’s investment objective.

There also may be instances in which the Adviser or Sub-Adviser, as applicable, may choose to (i) overweight a security in the Underlying Index, (ii) purchase securities not contained in the Underlying Index that the Adviser or Sub-Adviser believe are appropriate to substitute for certain securities in the Underlying Index or (iii) utilize various combinations of other available investment techniques in seeking to track the Underlying Index. Each Fund may sell securities that are represented in the applicable Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Additional information about the construction of each Fund’s Underlying Index is set forth below.

Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index

The Underlying Index for the PowerShares 1-30 Laddered Treasury Portfolio is an equally weighted index of approximately 30 distinct issues with annual maturities from one to 30 years and includes U.S. Treasury-auctioned issues with fixed coupon rates that are non-callable. Treasury inflation-protected securities, bills or zero-coupon securities are not permitted. The Index Provider selects a February maturity for each annual maturity. If more than one February issue is available, the most liquid issue will be selected based upon market conditions. If no February maturity exists, then the most liquid issue closest to that February maturity will be selected with a maximum deviation of six months. As of the date of this prospectus, there are no bonds for the years 2032 through 2035. The Underlying Index will overweight the issues in 2031 and 2036 to create average 2032, 2033, 2034 and 2035 maturities. In time, as new U.S. Treasury auctions produce bonds for those four years, they will be entered into the Underlying Index and reduce the overweighting in years 2031 and 2036. With that exception, all other issues will be equally weighted. As a bond matures, its proceeds will be reinvested in a 30-year maturity bond so that there will be a continuous maturity “laddered” portfolio of approximately 30 securities, meaning that securities holdings are scheduled to mature in a proportional, annual sequential pattern. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

The BofA Merrill Lynch Build America Bond Index

The BofA Merrill Lynch Build America Bond Index tracks the performance of U.S. dollar-denominated investment grade taxable municipal debt publicly issued under the Build America Bond program by U.S. states and territories and their political subdivisions in the U.S. market. Qualifying securities must have a minimum amount outstanding of $1 million, at least 18 months remaining term to final maturity at the time of issuance and at least one year remaining term to final maturity, a fixed coupon schedule and an investment grade rating, based on an average of Moody’s, S&P and Fitch. In addition, qualifying securities must be “direct pay” (i.e., a direct federal subsidy is paid to the issuer). The call date on which a pre-refunded bond will be redeemed is used for purposes of determining qualification with respect to final maturity requirements. Original issue zero coupon bonds qualify for inclusion in the Index. All Rule 144A securities, both with and without registration rights, and all defaulted securities are excluded from the Underlying Index for PowerShares Build America Bond Portfolio.

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Constituents in the Underlying Index are capitalization-weighted based on their current amount outstanding times price plus accrued interest. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the Underlying Index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Underlying Index. The Index Provider rebalances the Underlying Index on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. The Index Provider includes issues that meet the qualifying criteria in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Index until the next month-end rebalancing, at which point the Index Provider removes them from the Underlying Index.

S-Network Composite Closed-End Fund IndexSM

For PowerShares CEF Income Composite Portfolio, the Index Provider reconstitutes and rebalances the Underlying Index quarterly. The number of constituents comprising the Underlying Index varies based on the number of closed-end funds that meet the Underlying Index’s eligibility criteria at each quarterly rebalancing. The Index Provider selects constituents of the Underlying Index from a universe of approximately 350 closed-end funds that:

(i)	are organized under the laws of the United States and are in compliance with all applicable laws and regulations applicable to closed-end funds;

(ii)	have a stated investment objective of concentrating in the taxable fixed-income, high yield fixed-income or option income sector;

(iii)	trade on a recognized North American stock exchange that provides a “last closing price;”

(iv)	have a minimum capitalization value greater than $100 million; and

(v)	have an average daily turnover of more than $500,000 per day for the three months prior to the rebalancing date.

A constituent in the Underlying Index also must maintain a total expense ratio below a certain threshold, which will vary depending upon prevailing interest rates. The reference threshold is 2% and is based on the 30-day LIBOR rate of 0.25%. The threshold will increase or decrease from this level by a factor of 30% of the difference between the reference LIBOR rate of 0.25% and the LIBOR rate on the record date. Once included in the Underlying Index, a closed-end fund may exceed the eligibility threshold by up to 10% of the eligibility threshold. The Index Provider will delete any current constituent from the Underlying Index that exceeds the eligibility threshold by more than 10%.

The Index Provider weights Underlying Index constituents based on their net assets, adjusted for their average share price discount and modified to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Index Provider will exclude from the Underlying Index closed-end funds whose shares have traded at average premiums of 20% (plus or minus the average premium/discount for all eligible constituents)

or more to their NAVs for the 10 business days prior to the Wednesday preceding the third Friday of the rebalancing month and closed-end funds whose market capitalization falls below $75 million on the rebalancing date.

Underlying Index values are calculated each trading day and are distributed over the New York Stock Exchange Global Index Feed between the hours of approximately 9:30 a.m. and 4:15 p.m., Eastern Time, under the symbol “CEFC.” Underlying Index values are disseminated every 15 seconds.

Rebalancing data, including constituent weights and related information, is posted on the Underlying Index’s website (www.closedendfundindex.com) prior to the open on the next business day following the rebalancing date. The Index Provider will issue a press announcement identifying additions and deletions to the Underlying Index no later than the Monday following the third Friday of the rebalancing month. Share weights of the constituents remain constant between quarters, except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Underlying Index are not adjusted between rebalancing dates for shares issued or shares repurchased. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

Citi Custom Dim Sum (Offshore CNY) Bond Index

The Citi Custom Dim Sum (Offshore CNY) Bond Index is designed to provide exposure to RMB-denominated bonds that are issued and settled outside of mainland China. Strictly in accordance with the Underlying Index’s guidelines and mandated procedures, securities must have a minimum maturity of one month and an outstanding amount of RMB 1 billion to be eligible for entry into the Underlying Index. There is no minimum rating requirement for inclusion in the Underlying Index. Securities with a maturity of less than one month are removed from the Underlying Index. The Underlying Index is composed of RMB-denominated bonds issued by governments, agencies, supranationals and corporations, excluding synthetics, convertible bonds, retail bonds and CDs. The Index Provider rebalances the Underlying Index monthly.

DB Emerging Market USD Liquid Balanced Index

The Underlying Index for PowerShares Emerging Markets Sovereign Debt Portfolio is constructed in two phases.

The first phase establishes a broad “Underlying Index Membership,” which represents all of the bonds eligible for inclusion in the Underlying Index. The Index Provider first establishes a list of eligible countries on an annual basis based on ratings, size, liquidity and other considerations. Once the list of countries is set, the Index Provider generates the “Underlying Index Membership” by applying the criteria described below to all outstanding bonds:

•	Issued in U.S. dollars;

•	Sovereign bond;

•	At least three years remain to maturity at the time of selection;

•	Outstanding amount of $500 million or greater;

•	Fixed coupon bond; and

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•

Not a domestic issue, Rule 144A security, private placement, Brady Bond, restructured bond, bond in default, floating/variable coupon bond, sinking bond, callable bond, putable bond, zero coupon/zero coupon step-up bonds, bonds without cash flows, convertibles, inflation linked, other index-linked, cum or ex-warrant, floating rate notes with coupon cap, perpetual and accrued only bonds.

The second phase of the construction process seeks to optimize both potential performance and liquidity, while limiting turnover within the Underlying Index constituents. The Index Provider achieves this by selecting one to three bonds for each eligible country from the “Underlying Index Membership” according to the following criteria:

(1)	Each emerging market country with at least one eligible security will be included in the Underlying Index;

(2)	Each emerging market country cannot have more than three securities included from the “Underlying Index Membership” list;

(3)	Bonds within each emerging market country are selected on the basis of potential outperformance; and

(4)	Each eligible emerging market country included will be given an equal weighting in the Underlying Index annually on the calendar day before March 1; and

(5)	Within each eligible emerging market country, each bond is given an equal market value weight annually on the calendar day before March 1.

The resulting Underlying Index consists of one to three bonds from each eligible emerging market country. The Index Provider generates the Underlying Index Membership on a quarterly basis, three business days before June 1, September 1 and December 1 of each year. Market values only are reset to equal between the eligible emerging market countries annually.

If an indexed bond defaults during the year, the Index Provider will replace it with another qualifying bond from the same country at month-end. Between the time the bond defaulted and month-end, the market value from the replaced bond is kept as cash. The Index Provider uses the cash to buy the replacing bond at ask price at month-end. If a replacement cannot be found for a defaulted bond from the same country, the Index Provider will remove the country from the Underlying Index at quarter-end. In the period between the default and the next quarter rebalancing, the market value from the replaced bond(s) is kept as cash. The Index Provider will re-invest the cash proportionally to all other countries at month-end. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

Citi RAFI Bonds Sovereign Emerging Markets Extended Local Currency Index

The Citi RAFI Bonds Sovereign Emerging Markets Extended Local Currency Index measures the performance of local currency bonds that are issued by national governments from a set of emerging market countries. The Underlying Index uses specific government markets tracked by Citigroup and a proprietary weighting methodology from RA. As of October 31, 2013, the Underlying Index included local currency bonds issued by the national governments of 18 countries: Brazil, Chile, China (Offshore), Columbia, the Czech Republic, Hungary, Indonesia, Israel, Malaysia, Mexico, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand and Turkey. Strictly in accordance with the Underlying Index’s guidelines and mandated procedures, securities must have a minimum maturity of one year to be included in the Underlying Index, and such securities’ national governments must have a minimum domestic sovereign debt rating of “CC” by S&P and “Ca” by Moody’s and must meet a minimum outstanding amount requirement.

The eligibility of the countries is verified annually. The weights of each country are determined once per year based on RA’s methodology. The weights are effective on October 31 and the Underlying Index rebalances to these weights quarterly on January 31, April 30 and July 31. Each country is weighted by a combination of four fundamental measures: gross domestic product (converted to a common currency using purchasing power parity), population, land area from the World Bank, and data for energy consumption from the British Petroleum Statistical User of World Energy Report. RA uses five-year lagged average values for each of these metrics as the input for the country weights and then constructs four series of weights, one for each metric. The country weight in each of these is the proportion of that country’s GDP (or population, rescaled land area, energy use) to the aggregate GDP (population, rescaled land area, energy use) across all countries in the index. The composite weight for each country is determined by taking the equally weighted average of each country’s metrics across the four factors. For offshore markets, a country’s fundamental metric is scaled by the offshore market’s proportion of the country’s entire bond market.

The sum of the weights of sovereign issuers whose individual weights are greater than 4.5% cannot equal or exceed 45% of the total index. The constraint is implemented in a series of steps. Sovereign issuers are first sorted into two groups by weight. Group S contains the issuers whose weights in the index are less than or equal to 4.5%; Group L contains those issuers whose weights are greater than 4.5%. If the total weight of the sovereign issuers in Group L is under 45%, the diversification constraint is satisfied. Otherwise, the weight of the lowest-weighted issuer in Group L is reset to 4.5% and the weights of all issuers, in both groups, are reset to total 100%. The process is repeated by resetting the second lowest-weighted issuer and onwards, until the Underlying Index meets the diversification constraint.

Each month, Citigroup reviews the composition of the Underlying Index and removes any bonds that no longer meet the eligibility requirements.

RAFI® Bonds US High Yield 1-10 Index

The Underlying Index for PowerShares Fundamental High Yield® Corporate Bond Portfolio comprised of U.S. dollar-denominated bonds which are SEC-registered securities or Rule 144A securities with registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Only non-convertible, non-exchangeable, non-zero, fixed coupon investible high-yield corporate bonds qualify for inclusion in the Underlying Index. Bonds of foreign agencies, governments or supra-nationals, as well as those issuers that are not

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domiciled in the United States are excluded from the Underlying Index. The Index Provider rebalances the Underlying Index at the end of every month and weights its constituents according to a composite Research Affiliates Fundamental Index® (“RAFI”) weight the Index Provider calculates for each eligible company. Composite RAFI weights are comprised of individual RAFI weights calculated for each company using each of the following four fundamental corporate accounting variables: book value of assets, gross sales, gross dividends and cash flow. Each company receives a composite RAFI weight equal to the ratio of its sales (or cash flow, dividends or book value) to the aggregate sales (or cash flow, dividends or book value) across all companies in the sample. If a company does not pay any dividends, the composite calculation does not give it a zero weight on that metric, but rather computes its weight as an equally-weighted average of the remaining three metrics. The Index Provider will remove companies that receive a negative composite weight from the Underlying Index. Each issue must be rated Ba1/BB+ or lower by either Moody’s or S&P, but not below B3/B- by either Moody’s or S&P. Bonds that fall outside this range due to intra-month rating upgrades or downgrades are removed from the Underlying Index at month-end. All issues in the Underlying Index must have a minimum of two-year call protection. Poison puts and make-whole provisions, which allow the creditor or borrower, respectively, the right to require re-payment of the amount owed before the debt’s maturity, are allowed.

The Index Provider divides the Underlying Index into two distinct maturity cells—1 to 5 years and 5 to 10 years—and selects the largest issue per maturity cell. As a result, the Underlying Index will have up to two bonds per issuer. If there is more than one issue with the same amount outstanding, then the Index Provider selects the most recent issue.

RAFI® Bonds US Investment Grade 1-10 Index

The Underlying Index for PowerShares Fundamental Investment Grade Corporate Bond Portfolio comprised of U.S. dollar-denominated bonds which are SEC-registered securities or Rule 144A securities with registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Only non-convertible, non-exchangeable, non-zero, fixed coupon investible investment grade corporate bonds with greater than one year to maturity qualify for inclusion in the Underlying Index. Bonds of foreign agencies, governments or supra-nationals, as well as those issuers that are not domiciled in the United States are excluded from the Underlying Index. The Index Provider rebalances the Underlying Index at the end of every month and weights the constituents annually on March 31 according to a composite RA weight that is calculated for each eligible company. Composite RA weights are comprised of individual RA weights calculated for each company for each of the following four fundamental corporate accounting variables: book value of assets, gross sales, gross dividends and cash flow. Each company receives a composite RA weight equal to the ratio of its sales (or cash flow, dividends or book value) to the aggregate sales (or cash flow, dividends or book value) across all companies in the sample. If a company does not pay any dividends, the composite calculation does not give it a zero weight on that metric, but rather computes its weight as an equally-weighted average of the remaining three metrics. The Index Provider will remove companies that receive a negative composite weight from the Underlying Index. Each issue must be rated BBB/Baa and higher by both Moody’s and S&P. Split-rated bonds are ineligible if either rating is below BBB/Baa. Bonds that are downgraded below BBB/Baa during the month are removed from the Underlying Index at month-end. All issues in the Underlying Index must have a minimum of two-year call protection. Poison puts and make-whole provisions, which allow the creditor or borrower, respectively, the right to require re-payment of the amount owed before the debt’s maturity, are allowed.

The Index Provider divides the Underlying Index into two distinct maturity cells—1 to 5 years and 5 to 10 years—and selects the largest issue per maturity cell. If there is more than one issue with the same amount outstanding, then the Index Provider selects the most recent issue. As a result, the Underlying Index will have up to two bonds per issuer.

DB Global Short Maturity High Yield Bond Index

The Underlying Index for the PowerShares Global Short Term High Yield Bond Portfolio is designed to track the performance of a select group of short-term, U.S. dollar-denominated, noninvestment grade bonds that are issued by U.S. and foreign corporations, as well as by sovereign, sub-sovereign or quasi-government entities. Rule 144A securities, private placements, municipal bonds, Brady bonds, restructured bonds and covered, senior secured and subordinate notes are excluded from the Underlying Index.

To be eligible for inclusion in the Underlying Index, a bond must: (i) be denominated in U.S. dollars; (ii) be rated by at least one of S&P, Moody’s or Fitch; (iii) be rated below “investment grade” (i.e., have a “composite rating” from DB of no greater than “BB+,” but no less than “C”); (iv) have three years or less to maturity; and (v) have a fixed coupon.

In addition, “short-term” bonds (i.e., bonds that have three years or less until maturity from the date they were issued) other than Eurodollar bonds must have a minimum amount outstanding of at least $100 million, and “long-term seasoned” bonds (i.e., bonds that had a maturity longer than three years at the date they were issued, but currently have three years or less until maturity) other than Eurodollar bonds must have a minimum amount outstanding of at least $250 million. Short-term Eurodollar bonds must have more than $200 million outstanding and long-term seasoned Eurodollar bonds must have more than $350 million outstanding.

The Index Provider calculates the cumulative weight of bonds issued by each country. The cumulative weight of bonds from any one country will not exceed 40% of the weight of the Underlying Index. The Index Provider weights the constituents equally on an annual basis and rebalances the Underlying Index quarterly. If a bond reaches maturity, defaults or no longer meets the Underlying Index’s eligibility criteria, the Index Provider will remove it from the Underlying Index, but will keep the redemption value of that bond in the Underlying Index as cash until the next rebalancing date.

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The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index

The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index is designed to track the performance of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by California or any U.S. territory, including Puerto Rico, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least 15 years remaining term to final maturity, a fixed coupon schedule, a minimum amount outstanding of $25 million per maturity and an investment grade rating (based on an average of Moody’s, S&P and Fitch). The Index Provider excludes Single-Family Housing, Multi-Family Housing, Tobacco, original issue zero coupon, Rule 144A, taxable and AMT bonds from the Underlying Index.

The Index Provider retains cash flows from bond payments that are received during the month in the Underlying Index until the end of the month and then removes them as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Underlying Index. Accrued interest is calculated assuming next-day settlement. The Index Provider rebalances the Underlying Index on the last calendar day of the month based on information available up to and including the third business day before the last business day of the month. The Index Provider includes issues that meet the qualifying criteria in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Underlying Index until the next month-end rebalancing, at which point the Index Provider removes them from the Underlying Index.

The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index

The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index is designed to track the performance of U.S. dollar-denominated, investment grade, tax-exempt long-term debt publicly issued by U.S. states and territories, including Puerto Rico, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least 15 years remaining term to final maturity, a fixed coupon schedule, a minimum amount outstanding of $25 million per maturity and an investment grade rating (based on an average of Moody’s, S&P and Fitch). The Index Provider excludes Single-Family Housing, Multi-Family Housing, Tobacco, original issue zero coupon, Rule 144A, taxable and AMT bonds from the Underlying Index.

The Index Provider retains cash flows from bond payments that are received during the month in the Underlying Index until the end of the month and then removes them as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Underlying Index. Accrued interest is calculated assuming next-day settlement. The Index Provider rebalances the Underlying Index on the last calendar day of the month based on information available up to and including the third business day before the last business day of the month. The Index Provider includes issues that meet the qualifying criteria in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Underlying Index until the next month-end rebalancing, at which point the Index Provider removes them from the Underlying Index.

The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index

The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index is designed to track the performance of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by New York or any U.S. territory, including Puerto Rico, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least 15 years remaining term to final maturity, a fixed coupon schedule, a minimum amount outstanding of $25 million per maturity and an investment grade rating (based on an average of Moody’s, S&P and Fitch). The Index Provider excludes Single-Family Housing, Multi-Family Housing, Tobacco, original issue zero coupon, Rule 144A, taxable and AMT bonds from the Underlying Index.

The Index Provider retains cash flows from bond payments that are received during the month in the Underlying Index until the end of the month and then removes them as part of the rebalancing. Accrued interest is calculated assuming next-day settlement. Cash does not earn any reinvestment income while it is held in the Underlying Index. The Index Provider rebalances the Underlying Index on the last calendar day of the month based on information available up to and including the third business day before the last business day of the month. The Index Provider includes issues that meet the qualifying criteria in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Underlying Index until the next month-end rebalancing, at which point the Index Provider removes them from the Underlying Index.

S&P International Corporate Bond Index®

The Underlying Index for PowerShares International Corporate Bond Portfolio is constructed from Eurobonds and global bonds issued in Euros and British Pounds, and domestic corporate bonds denominated in Australia Dollar, Canadian Dollar, Japanese Yen, New Zealand Dollar, Norwegian Krone, Swedish Krona and Swiss Franc. To be included in the Underlying Index, a bond must be issued by a non-U.S. corporation. The country of the issuer must be a “developed country,” as classified by the Bank for International Settlements in its international debt securities statistics, and a “developed market” under the S&P Dow Jones Indices’ Country Classification. Only non-U.S. dollar, G10 currency denominated bonds are eligible for inclusion in the Underlying Index. Each bond must have a maturity date greater than one year from the last business day of the month of inclusion, and the total outstanding value of such bond must meet a minimum issuance threshold based on the bond’s currency. The threshold may change depending on market conditions. Each bond also must be rated investment grade by Moody’s or S&P. A bond’s lower rating, if rated by both services, is used to determine eligibility for the Underlying Index. Temporary unrated tapped issues, in which the issuer reopens and sells debt instruments from past eligible rated issues, may be included in the Underlying Index. The Index Provider excludes debt issued by governments, government agencies, or any other form of public debt, and corporate debt with a government guarantee or any form of public guarantee from inclusion in the Underlying Index.

The Index Provider weights constituents by respective market values in U.S. dollars and rebalances the weights monthly. In

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addition, the Index Provider reconstitutes the Underlying Index annually each September. At each monthly rebalancing, single currency exposure is capped at 50%. At each annual rebalancing, if there are more than ten eligible issuers for a given currency, the Index Provider will remove 25% of the lowest-yielding bonds denominated in that currency from the universe of eligible instruments to enhance the yield of the Underlying Index. The Index Provider first calculates the weight of a bond by dividing the outstanding Underlying Index market value for the bond by the total outstanding Underlying Index market value for the eligible universe, converting all figures to U.S. dollars using spot foreign exchange rates as of the monthly rebalancing date. Then, the Index Provider calculates the aggregated weight for each currency. If the aggregated weight for a currency is more than 50%, the Index Provider modifies the weighting of each bond in this currency so that the modified aggregated weight for this currency is at 50%. The excess weight above the 50% cap is distributed to the remaining currencies according to each currency’s aggregated weight.

The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index

The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated at least B3 (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a Rule 144A filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule and must have a minimum amount outstanding of $100 million and must have at least 18 months remaining term to final maturity at the time of issuance and at least one year remaining term to final maturity as of the rebalancing date. Fixed-to-floating rate securities qualify for inclusion in the Underlying Index, provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. The Underlying Index includes preference shares (perpetual preferred securities), ADRs, domestic and Yankee trust preferred securities having a minimum remaining term of at least one year, both dividend received deduction (“DRD”)-eligible and non-DRD eligible preferred stock and senior debt. The Index Provider excludes from the Underlying Index auction market securities, convertibles, floaters, purchase units, purchase contracts, corporate pay-in-kind securities, securities issued by closed-end funds and derivative instruments such as repackaged securities, credit default swaps and $1,000 par securities. Unlisted preferred securities are excluded from the Underlying Index, but unlisted senior or subordinated debt-like securities are included.

The Index Provider capitalization-weights constituents in the Underlying Index based on their current amount outstanding times price. The Index Provider retains cash flows from bond payments that are received during the month in the Underlying Index until the end of the month and then removes them as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Underlying Index. The Index Provider rebalances the Underlying Index on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. The Index Provider includes issues that meet the qualifying criteria in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Underlying Index until the next month-end rebalancing, at which point the Index Provider removes them from the Underlying Index.

S&P/LSTA U.S. Leveraged Loan 100 Index

The Underlying Index for PowerShares Senior Loan Portfolio consists of 100 loan facilities drawn from a larger benchmark, the S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index (“LLI”), which covers more than 910 facilities.

Index Eligibility

All syndicated leveraged loans covered by the LLI universe are eligible for inclusion in the Underlying Index. Term loans from syndicated credits must meet the following criteria at issuance to be eligible for inclusion in the LLI:

•	Senior secured loan;

•	Minimum initial term of one year;

•	Minimum initial spread of 125 basis points over LIBOR;

•	U.S.-dollar-denominated; and

•	Par amount outstanding of $50 million or greater.

Par Amount Outstanding. Loan facilities included in the Underlying Index are among the largest loan facilities from the LLI in terms of par amount outstanding.

Domicile. The Underlying Index covers all issuers regardless of origin; however, all facilities must be denominated in U.S. dollars.

2% Loan Cap. At each weekly review, facilities that exceed 2% of the market capitalization weight of the Underlying Index are reduced to 1.90%.

Index Committee

The Underlying Index is rules based, although the Underlying Index Committee reserves the right to exercise discretion when necessary.

Timing of Changes

•

Deletions. On a weekly basis, the Underlying Index Committee removes facilities from the Underlying Index when they no longer are priced by LSTA/LPC (Loan Pricing Corporation) Mark-to-Market Pricing or when the facility is repaid.

•

Additions. An Underlying Index addition generally is made only when a vacancy is created during the weekly review. Underlying Index additions are made according to par outstanding and overall liquidity. Liquidity is determined by the par outstanding and number of market bids available.

•

Rebalancing. The Underlying Index Committee rebalances the Underlying Index semi-annually to avoid excessive turnover and reviews the Underlying Index for deletions on a weekly basis. At the weekly review, additions may be needed to

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maintain 100 constituents and the Underlying Index Committee re-weights constituents to maintain the 2% Loan Cap. The Underlying Index Committee, nevertheless, reserves the right to make adjustments to the Underlying Index at any time that it believes appropriate.

Bloomberg US Municipal AMT-Free Weekly VRDO Index

The Underlying Index for the PowerShares VRDO Tax-Free Weekly Portfolio is comprised of municipal securities issued in the primary market as VRDOs. Only VRDOs whose interest rates are reset weekly are included in the Underlying Index, and the Underlying Index excludes secondary or derivative VRDOs (tender option bonds). Bonds must be rated in a “top” category (as defined by the Index Provider) by a nationally recognized statistical rating organization for inclusion in the Underlying Index and must have a time to maturity of greater than or equal to one month and a maturity amount outstanding of greater than or equal to $10,000,000. Bonds in the “top” category include those rated by Moody’s as A-3 for long-term bonds or Prime-2 for short-term bonds; by S&P as A- for long-term bonds or A-2 for short-term bonds; and by Fitch as A- for long-term bonds or F-2 for short-term bonds. The Index Provider rebalances the Underlying Index monthly, with individual bonds weighted by market value.

Principal Risks of Investing in the Funds

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section.

Fixed-Income Securities Risk

Each Fund (except for PowerShares CEF Income Composite Portfolio) invests in fixed-income securities, which are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government. Due to recent events in the fixed-income markets, including the potential impact of the Federal Reserve Board tapering its quantitative easing program, a Fund may be subject to heightened interest rate risk as a result of a rise in interest rates. In addition, a Fund is subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund’s net asset value to fluctuate more. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting a Fund’s return.

Municipal Securities Risk

PowerShares Build America Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio invest in municipal securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. In addition, there is a risk that, as a result of the recent economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected.

Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

The market for municipal bonds may be less liquid than for taxable bonds. There also may be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Funds to value accurately than securities of public corporations. Since these Funds invest a significant portion of their portfolios in municipal securities, the Funds’ portfolios may have greater exposure to liquidity risk than funds that invest in non-municipal securities.

Build America Bonds Risk

Build America Bonds are taxable municipal obligations issued pursuant to the Act or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support. Enacted in February 2009, the Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive reimbursement from the U.S. Treasury with respect to its interest payments on the bonds (“direct pay” Build America Bonds) or (ii) provide tax credits to investors in the bonds (“tax credit” Build America Bonds). Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax. Under the terms of the Act, issuers of direct pay Build America Bonds are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. Holders of tax

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credit Build America Bonds can receive a federal tax credit currently equal to 35% of the coupon interest received.

The federal interest subsidy or tax credit continues for the life of the bonds. Build America Bonds are an alternative form of financing to state and local governments whose primary means for accessing the capital markets has been through issuance of tax-free municipal bonds. Pursuant to the terms of the Act, the issuance of Build America Bonds ceased on December 31, 2010. As a result, the availability of such bonds is limited and there can be no assurance that Build America Bonds will be actively traded. The market for the bonds and/or their liquidity may be negatively affected. No further issuance is permitted unless Congress were to renew the program at a future date.

Build America Bonds involve similar risks as municipal bonds, including credit and market risk. In particular, should a Build America Bond’s issuer fail to continue to meet the applicable requirements imposed on the bonds as provided by the Act, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. Although Build America Bonds only were authorized for 2009 and 2010, the program may result in reduced issuance of tax-exempt municipal bonds.

Tax Risk

For PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, there is no guarantee that the Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by that Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value. The Index Providers for PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio rely on the bond issuer’s prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment.

California Municipal Securities Risk

Because PowerShares California AMT-Free Municipal Bond Portfolio invests a substantial portion of its assets in California municipal securities, the Fund will have greater exposure to negative political, economic and statutory factors within the State of California than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall California municipal market. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations.

The California economy has been experiencing a gradual and broadening recovery. Continued growth in the high-technology sector, international trade and tourism are being supplemented by better residential construction and real estate conditions.

Despite the recent significant budgetary improvements, there remain a number of risks that threaten the State’s fiscal condition, including the need to repay billions of dollars of obligations that were deferred to balance budgets during the economic downturn. In addition, California’s revenues (particularly the personal income tax) can be volatile and correlate to overall economic conditions. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

New York Municipal Securities Risk

Because PowerShares New York AMT-Free Municipal Bond Portfolio invests a substantial portion of its assets in New York municipal securities, the Fund will have greater exposure to negative political, economic, regulatory or other factors within the State of New York, including the financial condition of its public authorities and political subdivisions, than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the state, and when New York City experiences financial difficulty, it may have an adverse effect on New York municipal bonds the Fund holds. The growth rate of New York has at times been somewhat slower than the nation overall. Various financial, social, economic and political factors, including the outcome of pending litigation including the state or its localities, also may affect the economic and financial condition of New York.

Puerto Rican Municipal Securities Risk

Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of holdings in Puerto Rican municipal obligations by PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio and PowerShares New York AMT-Free Municipal Bond Portfolio. The Puerto Rican economy is reliant on manufacturing, services and tourism and its economy and financial operations parallel the economic cycles of the United States. Current economic difficulties in the United States are likely to have an adverse impact on the overall economy of Puerto Rico.

Moreover, like many other U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recession. Puerto Rico continues to face significant fiscal challenges, including persistent government deficits, underfunded public pension

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benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate. Many ratings organizations have previously downgraded a number of securities issued in Puerto Rico or placed them on “negative watch.” If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Funds could be adversely affected. Additionally, natural disasters in Puerto Rico could adversely impact the overall economy of Puerto Rico.

Geographic Concentration Risk

Each of PowerShares California AMT-Free Municipal Bond Portfolio and PowerShares New York AMT-Free Municipal Bond Portfolios will be less diversified geographically than a fund investing across many states and therefore has greater exposure to adverse economic and political changes in New York, California and Puerto Rico, as applicable.

Municipal Insurance Risk

A portion of the municipal securities held by PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance) or (ii) another party after the bond has been issued (secondary market insurance). Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund’s share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue, whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Capital Controls Risk

For PowerShares Chinese Yuan Dim Sum Bond Portfolio, adverse economic conditions, such as unfavorable or volatile currency exchange rates and interest rates, political events or other conditions may cause the Chinese government to intervene and impose “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. In addition, this intervention may lead to levies placed on profits repatriated by foreign entities (such as the Fund). The Chinese government’s imposition of capital controls can impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, may adversely affect the trading market and price for shares of the Fund, and may cause the Fund to decline in value.

Offshore Investor Risk

For PowerShares Chinese Yuan Dim Sum Bond Portfolio, there are special risks associated with investing in securities designed to provide exposure to Chinese RMB, such as RMB-denominated bonds in which the Fund will invest. The Chinese government maintains strict currency controls and regularly intervenes in the currency market. The Chinese government’s actions may not be transparent or predictable. As a result, the value of the RMB, and the value of RMB-denominated securities, may change quickly and arbitrarily. These limitations and restrictions may impact the availability, liquidity, and pricing of securities designed to provide offshore investors with exposure to Chinese markets. As a result, returns achieved by offshore investors, such as the Fund, could differ from those available to domestic investors in China.

Non-Investment Grade Securities Risk

PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares Preferred Portfolio and PowerShares Senior Loan Portfolio may be subject to non-investment grade securities risk, which is a form of credit risk. Securities that are non-investment grade, commonly known as “junk bonds,” are regarded as having predominantly speculative characteristics with respect to the capacity to pay interest and repay principal. Non-investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of non-investment grade securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on non-investment grade securities will fluctuate. If the issuer of non-investment grade securities defaults, the Funds may incur additional expenses to seek recovery. The secondary markets in which non-investment grade securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Funds could sell a particular non-investment grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the NAV of a Fund’s Shares. Adverse publicity and investor perceptions may decrease the values and liquidity of non-investment grade securities.

Sovereign Debt Risk

PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio invest in

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sovereign debt. Investments in sovereign debt securities involve special risks, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, a Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund’s ability to obtain recourse may be limited.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may impair the debtor’s ability to service its debts on a timely basis. As holders of government debt, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

Sub-Sovereign Debt Risk

PowerShares Global Short Term High Yield Bond Portfolio invests in sub-sovereign government bonds represent the debt of state, provincial, territorial, municipal, local or other political sub-divisions, including other governmental entities or agencies, other than sovereign governments. In addition to risks of investing in sovereign debt generally, risks of investing in sub-sovereign debt include the fact that such investments may or may not be issued by, or guaranteed as to principal and interest by, the sub-sovereign’s larger sovereign entity. Certain foreign sub-sovereign securities may be backed by the issuer’s right to borrow from a central bank or other regional banking entity, while others may be backed only by the assets and credit of the issuing sub-sovereign foreign entity.

Emerging Markets Sovereign Debt Risk

PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Fundamental Emerging Markets Local Debt Portfolio invest in emerging markets sovereign debt. Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which the Funds may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness.

Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements. As a holder of government debt securities, the Funds may be asked to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the securities in which the Funds will invest will not be subject to restructuring arrangements or to requests for additional credit. In addition, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Funds.

Global Bonds Risk

PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Global Short Term High Yield Bond Portfolio and PowerShares International Corporate Bond Portfolio invest in global bonds. Global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, interest rate risk and liquidity risk. Generally, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities and, therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, a Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Foreign Investment Risk

Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent a Fund from repatriating its investments. In addition, a Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

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Preferred Securities Risk

PowerShares Preferred Portfolio may invest in preferred securities. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If PowerShares Preferred Portfolio owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities. In addition, in certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date, which may negatively impact the return of the security.

Financial Institutions Risk

PowerShares Preferred Portfolio may invest in financial institutions. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions, which could adversely affect the viability of an institution. In addition, certain financial institutions are undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to their regulatory framework. The deterioration of the credit markets in recent years has caused an adverse impact on a broad range of financial markets, including mortgage, asset-backed, auction rate and other markets, thereby causing certain financial institutions to incur large losses. Certain financial institutions have experienced declines in the valuation of their assets and have even ceased operations.

U.S. Government Obligation Risk

PowerShares 1-30 Laddered Treasury Portfolio may invest in U.S. government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S.

Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Small and Medium Capitalization Company Risk

PowerShares Preferred Portfolio may invest in small and medium capitalization companies. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Variable Rate Debt Obligations Risk

For PowerShares VRDO Tax-Free Weekly Portfolio, there may not be an active secondary market with respect to particular variable rate instruments in which the Fund invests, which could make disposing of a variable rate instrument difficult during periods that the Fund is not entitled to exercise its demand rights or if the issuer and/or the remarketing agent defaulted on its payment obligation. This could cause the Fund to suffer a loss with respect to such instruments.

Currency Risk

Because the NAV of each of PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio and PowerShares International Corporate Bond Portfolio is determined in U.S. dollars, each Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Much of the income that PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio and PowerShares International Corporate Bond Portfolio receives will be in foreign currencies. However, the Funds will compute and distribute their income in U.S. dollars, and the computation of income will be made on the date that each Fund earns the income at the foreign exchange rates in effect on that date. Therefore, if the values of the relevant foreign currencies fall relative to the U.S. dollar between the earning of the income and the time at which the Funds convert the foreign currencies to U.S. dollars, the Funds may be required to liquidate securities in order to make distributions if the Funds have insufficient cash in U.S. dollars to meet distribution requirements. Furthermore, the Funds may incur costs in connection with conversions between U.S. dollars and foreign currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire immediately to resell that currency to the dealer. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing

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in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

PowerShares Chinese Yuan Dim Sum Bond Portfolio invests at least 80% of its assets in Chinese RMB-denominated bonds issued and settled outside of mainland China. The RMB currently is not a freely convertible currency. The government of China maintains strict currency controls. As a result, the value of the RMB, and the value of securities designed to provide exposure to the RMB, such as RMB-denominated bonds issued by offshore issuers, can change quickly. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund. The Chinese government’s policies on currency, control and repatriation restrictions are subject to change, and the Fund’s or the shareholders’ position may be adversely affected. In addition, if the Chinese currencies, the RMB, which is traded in mainland China, and the Yuan, which is traded offshore (traded as “CNH” in Hong Kong), diverge in value, that divergence could negatively impact the Fund.

Short-Term Bond Risk

PowerShares Global Short Term High Yield Bond Portfolio invests in bonds with a short term (i.e., three years or less) until maturity. The amount of time until a fixed-income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of the Fund’s investments will affect the volatility of the Fund’s share price.

Supranational Entities Risk

PowerShares Global Short Term High Yield Bond Portfolio may invest in obligations issued or guaranteed by supranational entities, which may include, for example, entities such as the International Bank for Reconstruction and Development (the World Bank). If one or more shareholders of a supranational entity fails to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

Liquidity Risk

Liquidity risk exists when a particular investment is difficult to purchase or sell. If a Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. In the event that a Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

Call Risk

If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, a Fund’s net investment income could fall.

Cash Transaction Risk

Unlike most ETFs, PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio effect creations and redemptions principally for cash, rather than principally in-kind because of the nature of each Fund’s investments. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because these Funds currently intend to effect redemptions principally for cash, rather than principally for in-kind securities, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind, and this may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process.

Risk of Investing in Loans

For PowerShares Senior Loan Portfolio, investments in loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most loans go down. When the general level of interest rates goes down, the prices of most loans go up.

Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Loans are subject to varying degrees of credit risk. All or a portion of the loans in which the Fund invests may be non-investment grade, which involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the borrower. Loans rated or deemed to be of below investment grade quality are considered to have speculative characteristics. The value of lower quality loans can be more volatile due to increased sensitivity to adverse borrower, political, regulatory, market or economic developments. These obligations are subject to greater credit risks, including a greater possibility of default or bankruptcy of the borrower. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of the Fund’s investments and a potential decrease in the NAV of the Fund. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. The Fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans issued in highly leveraged transactions. The Fund may even acquire and retain in its portfolio loans of borrowers that have filed for bankruptcy protection.

Although the loans in which the Fund invests generally are secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal

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or that such collateral could be readily liquidated. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. In the event of the bankruptcy of a borrower, the Fund’s access to the collateral may be limited by bankruptcy or other insolvency laws and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value. As a result, the Fund may not receive payments to which it is entitled.

There is no organized exchange on which loans are traded, and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market, and the Fund may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it would negatively affect the Fund’s investment. Investments in loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. Many loans are not registered with the SEC or any state securities commission and often are not rated by any nationally recognized rating service. To the extent that a loan has been deemed illiquid, it will be subject to the Fund’s restrictions on investment in illiquid securities. In addition, there is generally less readily available, reliable information about most loans than there is for many other types of securities. Although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be subordinated structurally to obligations of the borrower’s subsidiaries.

From time to time, the occurrence of one or more of the factors described above may create volatility in the markets for debt instruments and decrease the liquidity of the loan market. Such conditions, or other similar conditions, may adversely affect the value of loans, widening spreads against higher-quality debt instruments, and making it harder to sell loans at prices at which they have historically or recently traded, thereby further reducing liquidity.

Senior Loans Risk

The risks associated with senior loans are similar to the risks of junk bonds, although senior loans are typically senior and secured, whereas junk bonds are often subordinated and unsecured. Investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce PowerShares Senior Loan Portfolio’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities also are subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of PowerShares Senior Loan Portfolio to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.

Risks of Loan Assignments and Participations

As the purchaser of an assignment, PowerShares Senior Loan Portfolio typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment, a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Risk of Investing in Loans to Non-U.S. Borrowers

PowerShares Senior Loan Portfolio may invest all or a portion of its assets in loans of non-U.S. borrowers. The value of the Fund’s investments in loans of non-U.S. borrowers may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign borrowers generally may be subject to less stringent regulations

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than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, generally there is less publicly available information about foreign borrowers than about U.S. companies.

Prepayment Risk

The ability of the borrower of a loan to repay principal prior to maturity can limit the potential for gains by PowerShares Senior Loan Portfolio. During periods of declining interest rates, the borrower of a loan may exercise its option to prepay principal earlier than scheduled, forcing the Underlying Index, and therefore the Fund, to replace such a loan with a lower-yielding loan. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Reinvestment Risk

Proceeds from a current investment of PowerShares Senior Loan Portfolio, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment. Reinvestment risk is greater on short- to intermediate-term loans.

When Issued and Delayed Delivery Transactions

PowerShares Senior Loan Portfolio may also purchase and sell interests in senior loans and other portfolio securities on a when issued and delayed delivery basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date that the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in senior loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash, liquid securities or liquid senior loans having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so for the purpose of acquiring interests or securities for the Fund’s portfolio consistent with the Fund’s investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund’s assets which may be used to acquire securities on a when issued or delayed delivery basis.

Portfolio Turnover Risk

To the extent that a Fund’s Underlying Index rebalances frequently, a Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. This may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. A high portfolio turnover rate also can result in an increase in taxable capital gains distributions to a Fund’s shareholders and an increased likelihood that the capital gains will be taxable at ordinary rates.

Valuation Risk

Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.

Valuation Time Risk

PowerShares Global Short Term High Yield Bond Portfolio will invest in securities of foreign issuers and, because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the non-U.S. securities in the Fund’s portfolio may change on days when you will not be able to purchase or sell your Shares. As a result, trading spreads and the resulting premium or discount on the Shares may widen, and, therefore, increase the difference between the market price of the Shares and the NAV of such Shares.

Market Risk

The securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the respective Underlying Index.

Market Trading Risk

The Funds face numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of a Fund. Any of these factors may lead to the Shares trading at a premium or discount to a Fund’s NAV.

Industry Concentration Risk

In following its methodology, a Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities

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of issuers located in a single industry or sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, a Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, a Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which a Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole. Information about the Funds’ exposure to a particular industry is available in the Funds’ Annual and Semi-Annual Reports to Shareholders, as well as on their Forms N-Q as filed with the SEC.

Non-Correlation Risk

A Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, a Fund incurs operating expenses not applicable to its Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. Additionally, each Fund’s (except for PowerShares 1-30 Laddered Treasury Portfolio and PowerShares CEF Income Composite Portfolio) use of a sampling approach may result in returns for these Funds that are not as well-correlated with the return of its respective Underlying Index as would be the case if each Fund purchased all of the securities in its Underlying Index in the proportions represented in the Underlying Index. A Fund that issues or redeems Creation Units principally for cash will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. In addition, the performance of a Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints. For example, PowerShares Senior Loan Portfolio may invest up to 20% of its assets in closed-end funds that, in turn, invest in senior loans, to increase liquidity while providing exposure to senior loans. A Fund may fair value certain of the securities it holds. To the extent a Fund calculates its NAV based on fair value prices, the Fund’s ability to track its Underlying Index may be adversely affected. Since an Underlying Index is not subject to the tax diversification requirements to which the Funds must adhere, a Fund may be required to deviate its investments from the securities contained in, and relative weightings of, its Underlying Index. A Fund may not invest in certain securities included in its Underlying Index due to liquidity constraints. Liquidity constraints also may delay a Fund’s purchase or sale of securities included in its Underlying Index. For tax efficiency purposes, a Fund may sell certain securities to realize losses, causing it to deviate from its respective Underlying Index.

The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company,

Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact a Fund’s ability to track its Underlying Index. For example, in regulated industries, certain emerging or international markets and corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, a Fund may be restricted in its ability to acquire particular securities due to positions held by the Adviser’s affiliates.

The Adviser may not fully invest a Fund at times, either as a result of cash flows into the Fund or the need to reserve cash the Fund holds to meet redemptions and expenses, or low assets (particularly when a Fund is new and has operated for only a short period). If a Fund utilizes a sampling approach, or futures or other derivative positions, its return may not correlate as well with the return of the respective Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index with the same weightings as its Underlying Index.

Sampling Risk

Each Fund’s (except for PowerShares 1-30 Laddered Treasury Portfolio and PowerShares CEF Income Composite Portfolio) use of a representative sampling approach will result in it holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development to an issuer of securities that a Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Risk

Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their respective Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that stock generally is underperforming.

Non-Diversified Fund Risk

Because each Fund (except PowerShares Build America Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Funds’ volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

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Issuer-Specific Changes

The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Risks of Investing in Closed-End Funds

The shares of closed-end funds may trade at a discount or premium to, or at, their NAV. To the extent that a Fund invests a portion of its assets in closed-end funds, those assets will be subject to the risks of the closed-end fund’s portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the closed-end fund. The securities of closed-end funds in which a Fund may invest may be leveraged. As a result, a Fund may be exposed indirectly to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

Fund of Funds Risk

Because PowerShares CEF Income Composite Portfolio is a fund of funds, its investment performance largely depends on the investment performance of the Underlying Funds in which it invests. An investment in the Fund is subject to the risks associated with the Underlying Funds that comprise the Underlying Index. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying Funds in which it invests, including their investment advisory and administration fees, while continuing to pay its own unitary management fee. As a result, shareholders will absorb duplicate levels of fees with respect to investments in the Underlying Funds. In addition, at times certain segments of the market represented by constituent Underlying Funds in the Underlying Index may be out of favor and underperform other segments.

Risk of Investing in Underlying Funds

PowerShares CEF Income Composite Portfolio may invest in certain closed-end Underlying Funds and, as such, faces certain risks that apply to the Underlying Funds in which it invests. These risks include the following:

Interest Rate Risk. Interest rate risk refers to the risk that fixed-income securities prices generally fall as interest rates rise; conversely, fixed-income securities’ prices generally rise as interest rates fall. Specific fixed-income securities differ in their sensitivity to changes in interest rates depending on specific characteristics of each fixed-income security. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular fixed-income security, the greater its price sensitivity to interest rates. Similarly, a longer duration portfolio of fixed-income securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, an Underlying Fund may incur additional expenses to seek recovery.

Options Risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, an Underlying Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When an Underlying Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Underlying Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Underlying Fund received when it wrote the option. While the Underlying Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Underlying Fund risks a loss equal to the entire exercise price of the option minus the put premium.

The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Underlying Fund’s capital appreciation potential on the underlying security.

Over-the-counter (“OTC”) options differ from exchange-listed options in that they are two-party contracts, with exercise price,

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premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The OTC options written by an Underlying Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Underlying Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Underlying Fund may be unable to liquidate an OTC option position.

The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. An Underlying Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Underlying Fund for writing the option. The value of index options written by an Underlying Fund, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by an Underlying Fund on its common shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short term and long term.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

Derivatives Risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the Underlying Fund could lose more than the amount it invests. Many derivative transactions are entered into OTC (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Underlying Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Underlying Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Underlying Fund’s rights as a creditor (e.g., the Underlying Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Underlying Fund’s derivative positions at any time.

Senior Loans Risk. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans are typically senior and secured, whereas junk bonds are often subordinated and unsecured. Investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce an Underlying Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which certain Underlying Funds may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of an Underlying Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As the Underlying Fund may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Underlying Fund’s returns.

Emerging Markets Securities Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the

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values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent a participation interest in a pool of residential mortgage loans originated by governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring an Underlying Fund to invest the proceeds at generally lower interest rates. Certain mortgage-backed securities may be more volatile, less liquid and more difficult to value than other traditional types of debt securities.

Asset-Backed Securities Risk. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, also may influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Certain asset-backed securities may be more volatile, less liquid and more difficult to value than other traditional types of debt securities.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Developments in Financial Markets. The developments in recent years in the global financial markets illustrate that the current environment is one of extraordinary and possibly unprecedented uncertainty. Conditions in markets in the U.S. and abroad over the past few years have caused firms in the financial services sector to take significant losses relating to, among other things, sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated loan market. The economic conditions have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. General market uncertainty and consequent re-pricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of instruments. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening of credit spreads and a lack of price transparency, with many investments remaining illiquid and of uncertain value. In addition, these market conditions may make valuation of some of the Underlying Funds’ investments uncertain and/or result in sudden and significant valuation increases or declines in its holdings. A significant decline in the value of an Underlying Fund’s portfolio would likely result in a significant decline in the value of an investment in the Underlying Fund.

The instability in the financial markets in recent years has led the U.S. and foreign governments to take unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the securities in which the Underlying Funds invest, or the issuers of the securities in which the Underlying Funds invest, in unforeseeable ways that could have a material adverse effect on an Underlying Fund’s business and operations. Such legislation or regulation could limit or preclude the Underlying Fund’s ability to achieve its investment objectives. Furthermore, volatile financial markets can expose the Underlying Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Underlying Fund.

In addition, there can be no assurance that the actions taken by the U.S. and foreign governments, central banks and other

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governmental and regulatory bodies for the purpose of seeking to stabilize the financial markets will achieve the intended effect and further government or market developments could adversely affect the Underlying Funds.

Commodity Pool Risk

Because of the types of investments in the Underlying Funds in which PowerShares CEF Income Composite Portfolio invests, the Fund’s investments may cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act and Commodity Futures Trading Commission (“CFTC”) rules. The Adviser already is registered as a commodity pool operator (“CPO”), and the Fund will be operated in accordance with CFTC rules. Registration as a commodity pool may have a negative impact on the ability of the Fund to engage in its planned investment program. Moreover, registration as a CPO subjects the adviser to additional laws, regulations and enforcement policies, all of which could increase compliance costs and may affect the operations and financial performance of funds whose adviser is required to register as a CPO.

The CFTC has recently adopted rules regarding the disclosure, reporting and recordkeeping requirements that will apply with respect to the Fund as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Adviser as the Fund’s CPO, the Fund’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Adviser’s CFTC compliance obligations. As a result of CFTC regulations with status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the Fund’s ability to achieve its investment objective.

Non-Principal Investment Strategies

Each Fund, after investing at least 80% (and, for PowerShares CEF Income Composite Portfolio, at least 90%) of its total assets in securities that comprise its respective Underlying Index, may invest its remaining assets in securities not included in its Underlying Index, in money market instruments, including repurchase agreements or other funds that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities and structured notes (notes on which the amount of principal repayment and interest payments is based on the movement of one or more specified factors, such as the movement of a particular security or securities index). Convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its respective Underlying Index and in managing cash flows. PowerShares Senior Loan Portfolio also may invest its remaining assets in closed-end funds. The Adviser anticipates that it may take approximately three business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for the Adviser to fully reflect the additions to, and deletions from, each Fund’s Underlying Index in the portfolio composition of that Fund.

PowerShares Senior Loan Portfolio has entered into a committed, unsecured line of credit with a syndicate of lending banks that allows the Fund to borrow an amount up to 33 1/3% of its assets for temporary or emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. The Fund bears any interest expenses associated with the line of credit. The Adviser pays the set-up fees and the commitment fee based on the amount of the commitment that has not been utilized.

In accordance with 1940 Act rules, each Fund (except PowerShares CEF Income Composite Portfolio) has adopted a policy to invest in certain securities (e.g., equity or fixed income securities) or in an industry, country or geographical region, as applicable, that is suggested by its name (for each Fund, an “80% investment policy”). Each of these Funds (except PowerShares VRDO Tax-Free Weekly Portfolio) will meet its 80% investment policy by investing 80% of its net assets (plus the amount of any borrowing for investment purposes) in such securities. PowerShares VRDO Tax-Free Weekly Portfolio will meet its 80% investment policy by investing at least 80% of its total assets in such securities. Each of these Funds anticipates meeting its 80% investment policy because it already is required to invest at least 80% of its total assets in securities suggested by the name of the respective Fund that comprise its respective Underlying Index, in accordance with each Fund’s principal investment strategies and the terms of the Funds’ exemptive relief.

Each Fund’s investment objective (except that of PowerShares Chinese Yuan Dim Sum Bond Portfolio and PowerShares Senior Loan Portfolio) constitutes a non-fundamental policy that the Board may change at any time without shareholder approval, upon 60 days’ prior written notice to shareholders.

The investment objective of each of PowerShares Chinese Yuan Dim Sum Bond Portfolio and PowerShares Senior Loan Portfolio is a fundamental policy that may not be changed without the approval of the Fund’s shareholders.

The 80% investment policy of each Fund with such a policy (except that of PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio) constitutes a non-fundamental policy that the Board may change at any time without shareholder approval, upon 60 days’ notice to shareholders.

The 80% investment policy of each of PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio is fundamental and may not be changed without shareholder approval.

In addition to its fundamental 80% investment policy, each of PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio and PowerShares New York AMT-Free Municipal Bond Portfolio has adopted a non-fundamental investment policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that are exempt from the federal alternative minimum tax. The Board of Trustees may change this non-fundamental policy at any time upon 60 days’ notice to shareholders.

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The fundamental and non-fundamental policies of the Funds are set forth in the Trust’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”

Borrowing Money

Each Fund (except PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Short Term High Yield Bond Portfolio and PowerShares Senior Loan Portfolio) may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio and PowerShares Global Short Term High Yield Bond Portfolio may borrow money from a bank to the extent permitted by the 1940 Act, but only for temporary or emergency purposes. PowerShares Senior Loan Portfolio may borrow money from a bank (including through the line of credit mentioned above) to the extent permitted by the 1940 Act in order to meet shareholder redemptions, for temporary or emergency purposes and for other lawful purposes.

Securities Lending

PowerShares Preferred Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Additional Risks of Investing in the Funds

The following provides additional risk information regarding investing in the Funds.

Risks of Investing in Asia Pacific Companies

Each of PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Fundamental Emerging Markets Local Debt Portfolio may invest a portion of its assets in securities issued by companies in Asia Pacific countries. The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it likely will adversely impact the economic performance of other countries in the region. Increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility may adversely affect certain economies in the region.

Russian Securities Risk

The United States and the European Union have imposed economic sanctions on certain Russian individuals and entities, and either the United States or the European Union also could institute broader sanctions. The current sanctions, or the threat of further sanctions, may result in the decline of the value or liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy, any of which could negatively impact a Fund’s investments in Russian securities. These economic sanctions also could result in the immediate freeze of Russian securities, which could impair the ability of a Fund to buy, sell, receive or deliver those securities. Both the existing and potential future sanctions also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities, and therefore may negatively impact a Fund.

Trading Issues

Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

Securities Lending Risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If PowerShares Preferred Portfolio is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

Index Rebalancing Risk

Pursuant to the methodology that each Index Provider uses to calculate and maintain its Underlying Index, a security may be removed from a Fund’s Underlying Index at any time in the event the Underlying Index reaches certain limitations (e.g. foreign ownership limitations). As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of its Underlying Index may increase significantly.

Shares May Trade at Prices Different than NAV

The NAV of the Funds’ Shares generally will fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the securities of each Fund’s Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of

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extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, the Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis, and are created and redeemed principally in-kind (except PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, which are issued and redeemed principally for cash) in Creation Units at closing NAVs. These in-kind arrangements are designed to protect ongoing shareholders from the adverse effects on each Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet the redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for each Fund or its ongoing shareholders.

Because the PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio intend to effect creations and redemptions principally for cash, investments in Shares of such Funds may be less tax efficient than conventional ETFs.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Trust’s SAI, which is available at www.InvescoPowerShares.com.

Management of the Funds

Invesco PowerShares Capital Management LLC (the “Adviser”) is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. The Adviser serves as the investment adviser to the Trust, the PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed

Exchange-Traded Fund Trust and PowerShares Exchange-Traded Fund Trust, a family of ETFs, with combined assets under management of more than $42.3 billion as of January 31, 2014.

As the Funds’ investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Funds’ investments, managing the Funds’ business affairs, providing certain clerical, bookkeeping and other administrative services for the Trust and, for PowerShares Senior Loan Portfolio, oversight of the Sub-Adviser.

Invesco Senior Secured Management, Inc. (the “Sub-Adviser”) is located at 1166 Avenue of the Americas, New York, New York 10036, and has acted as an investment adviser since 1992.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Funds and in overseeing the Sub-Adviser’s investment activities. This team approach brings together many disciplines and leverages the Adviser’s extensive resources.

Portfolio Managers

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of each Fund and oversees and monitors the Sub-Adviser’s research, portfolio management and trading operations for PowerShares Senior Loan Portfolio. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the “Portfolio Managers”) who are responsible for the day-to-day management of certain of the Funds. Mr. Hubbard receives management assistance (and for PowerShares Senior Loan Portfolio, oversight and monitoring assistance) from Scott Baskind, Philip Fang, Michael Jeanette, Gary Jones, Jeffrey Kernagis, Seth Misshula, Richard Ose, Brian Picken, Theodore Samulowitz and Tony Seisser. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has limitations on his authority for risk management and compliance purposes that the Adviser believes to be appropriate.

Peter Hubbard is a Vice President and Director of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund (and for PowerShares Senior Loan Portfolio, oversight and monitoring of the Sub-Adviser) since its inception. Mr. Hubbard has been a portfolio manager of the Adviser since June 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

Philip Fang is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management (and for PowerShares Senior Loan Portfolio, oversight and monitoring of the Sub-Adviser) of each Fund except PowerShares CEF Income Composite Portfolio since its inception. Mr. Fang has served as portfolio manager for other PowerShares Funds since 2007. Prior to joining the Adviser in

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2007, Mr. Fang was a portfolio manager and Executive Vice President at Lord Abbett & Co. from 1992 to 2007.

Michael Jeanette is a Vice President and Senior Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of PowerShares CEF Income Composite Portfolio since its inception. Prior to joining the Adviser in 2008, Mr. Jeanette was a trust advisor and GM of Chicago-based Richard Lamb, LLC.

Gary Jones is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since January 2012 or since inception of the Funds, as applicable. Mr. Jones has been a Portfolio Manager of the Adviser since December 2010. Previously, he was a Portfolio Manager of Van Kampen Investments from 2007 to 2009.

Jeffrey W. Kernagis is a Vice President and Senior Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management (except for PowerShares CEF Income Composite Portfolio) (and for PowerShares Senior Loan Portfolio, oversight and monitoring of the Sub-Adviser) of each Fund since its inception. Mr. Kernagis has been a Portfolio Manager of the Adviser since September 2007. Prior to joining the Adviser, Mr. Kernagis was a Portfolio Manager at Claymore Securities, Inc. from October 2005 to September 2007. Prior to that, Mr. Kernagis was a Senior Trader at Mid-States Corporate Federal Credit Union from January 2004 to October 2005 and a Vice President of Institutional Futures Sales at ABN Amro, Inc. from March 1994 to February 2003.

Richard Ose is a Vice President and Portfolio Manager of the Adviser and has been employed by the Adviser since 2011. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund, except for PowerShares CEF Income Composite Portfolio, since its inception. Mr. Ose has been a Portfolio Manager of the Adviser since July 2011. Prior to joining the Adviser, Mr. Ose was an equity and derivatives trader at Claymore Advisors from 2007 to 2011 and a principal with Melvin Securities from 1997 to 2007.

Brian Picken is a Vice President and Portfolio Manager of the Adviser. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of PowerShares CEF Income Composite Portfolio since October 2010. Previously, he was an Associate Portfolio Manager from August 2009 to August 2010. He was an ETF Portfolio Operations Specialist for the Adviser from August 2008 to August 2009, and prior to that was a Research Analyst for the Adviser from August 2007 to August 2008.

Theodore Samulowitz is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of PowerShares CEF Income Composite Portfolio since February 2014. He has been a Portfolio Manager of the Adviser since May 2012. Prior to that, he was the Managing Partner of Endurance Capital Markets LLC from February 2010 to February 2012 and a Portfolio Manager of CMT Asset Management from 2006 to 2010.

Tony Seisser is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of PowerShares CEF Income Composite Portfolio since February 2014. He has been a portfolio manager at the Adviser since December 2013. Prior to joining the Adviser, he was employed by Guggenheim Funds Distributors, Inc. from 2010 to 2013. Prior to that, Mr. Seisser was a compliance investigator at the Chicago Board Options Exchange and Chicago Futures Exchange from 2008 to 2010.

The Trust’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of Shares.

The Adviser has overall responsibility for the general management and administration of the PowerShares Senior Loan Portfolio. The Adviser oversees the Sub-Adviser’s investment of that Fund’s assets. Investment decisions for PowerShares Senior Loan Portfolio are made by investment management teams at the Sub-Adviser. The following individuals are responsible jointly and primarily for the day-to-day management of that Fund’s investments:

Scott Baskind, Senior Portfolio Manager and the Head of Trading for the Sub-Adviser’s Senior Secured Bank Loan Group, has been responsible for the management of the Fund since its inception, and has been associated with the Sub-Adviser and/or its affiliates since 1999.

Seth Misshula, Portfolio Manager for the Sub-Adviser’s Senior Secured Bank Loan Group, has been responsible for the management of the Fund since February 2014, and has been associated with the Sub-Adviser and/or its affiliates since 2005.

For fiscal year ended October 31, 2013, each Fund paid the Adviser a unitary management fee equal to a percentage of its average daily net assets set forth in the chart below.

Fund	Management Fee
PowerShares 1-30 Laddered Treasury Portfolio	0.25%
PowerShares Build America Bond Portfolio	0.28%
PowerShares CEF Income Composite Portfolio	0.50%
PowerShares Chinese Yuan Dim Sum Bond Portfolio	0.45%
PowerShares Emerging Markets Sovereign Debt Portfolio	0.50%
PowerShares Fundamental Emerging Markets Local Debt Portfolio	0.50%
PowerShares Fundamental High Yield® Corporate Bond Portfolio	0.50%
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	0.22%
PowerShares Global Short Term High Yield Bond Portfolio	0.35%
PowerShares California AMT-Free Municipal Bond Portfolio	0.28%
PowerShares National AMT-Free Municipal Bond Portfolio	0.28%
PowerShares New York AMT-Free Municipal Bond Portfolio	0.28%
PowerShares International Corporate Bond Portfolio	0.50%
PowerShares Preferred Portfolio	0.50%
PowerShares Senior Loan Portfolio	0.65%
PowerShares VRDO Tax-Free Weekly Portfolio	0.25%

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Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest (including, for PowerShares Senior Loan Portfolio, interest expenses associated with the line of credit), litigation expenses and other extraordinary expenses (including Acquired Fund Fees and Expenses, if any). For PowerShares Senior Loan Portfolio, the Adviser also pays out of the unitary management fee the payments to the Sub-Adviser, as well as the set-up fees and commitment fees associated with the line of credit.

The Funds may invest in money market funds that are managed by affiliates of the Adviser. The indirect portion of the management fee that a Fund incurs through such investments is in addition to the Adviser’s management fee. Therefore, the Adviser has agreed voluntarily to waive the fees that it receives in an amount equal to the indirect management fees that a Fund incurs through its investments in affiliated money market funds.

The Adviser’s unitary management fee is designed to pay each Fund’s expenses and to compensate the Adviser for providing services to each Fund.

A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to each Fund (except PowerShares Fundamental Emerging Markets Local Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio) and the Sub-Advisory Agreement with respect to PowerShares Senior Loan Portfolio is available in the semi-annual report to shareholders for the period ended April 30, 2013. A discussion with respect to PowerShares Fundamental Emerging Markets Local Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio is available in the annual report to shareholders for the period ending October 31, 2013.

How to Buy and Sell Shares

Each Fund issues or redeems its Shares at NAV per Share only in large blocks of 50,000 or 100,000 Shares, as applicable (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”)

Most investors will buy and sell Shares of each Fund in the secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on an Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “oddlots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Funds trade on NYSE Arca under the following symbols:

Fund	Symbol
PowerShares 1-30 Laddered Treasury Portfolio	PLW
PowerShares Build America Bond Portfolio	BAB
PowerShares CEF income Composite Portfolio	PCEF
PowerShares Chinese Yuan Dim Sum Bond Portfolio	DSUM
PowerShares Emerging Markets Sovereign Debt Portfolio	PCY
PowerShares Fundamental Emerging Markets Local Debt Portfolio	PFEM
PowerShares Fundamental High Yield® Corporate Bond Portfolio	PHB
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	PFIG
PowerShares Global Short Term High Yield Bond Portfolio	PGHY
PowerShares California AMT-Free Municipal Bond Portfolio	PWZ
PowerShares National AMT-Free Municipal Bond Portfolio	PZA
PowerShares New York AMT-Free Municipal Bond Portfolio	PZT
PowerShares International Corporate Bond Portfolio	PICB
PowerShares Preferred Portfolio	PGX
PowerShares Senior Loan Portfolio	BKLN
PowerShares VRDO Tax-Free Weekly Portfolio	PVI

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from each Fund, and APs may tender their Shares for redemption directly to each Fund, at NAV per share, only in Creation Units or Creation Unit Aggregations, and in accordance with procedures described in the SAI.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depositary Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares of each Fund on NYSE Arca may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of each Fund.

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The approximate value of Shares of each Fund, an amount representing on a per share basis the sum of the current market price of the cash (“Deposit Cash”) or securities (“Deposit Securities”), as applicable, accepted by a Fund in exchange for Shares of the Fund and an estimated cash component, if any, is disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. With respect to those Funds that invest in foreign securities, as the respective international local markets close, the market value of the Deposit Cash or Deposit Securities, as applicable, will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval. This approximate value should not be viewed as a “real-time” update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Funds may be purchased and redeemed directly from the Funds only in Creation Units by APs. The vast majority of trading in Shares of the Funds occurs on the secondary market and does not involve a Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of a Fund. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to a Fund and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, a Fund employs fair valuation pricing and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Funds reserve the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Funds, or otherwise not in the best interests of the Funds. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Funds (except for PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio). With respect to PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond

Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, in recognition of the nature of such Funds’ investments and that Shares of those Funds are purchased and redeemed in Creation Units principally for cash, the Board has adopted policies and procedures with respect to frequent purchases and redemptions of Shares of such Funds, which incorporate the practices described above, as well as additional trade monitoring for market timing activities.

Dividends, Other Distributions and Taxes

Dividends and Other Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid monthly. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information only. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

•	You sell your Shares listed on NYSE Arca, and

•	You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid monthly. Each Fund also may pay a special distribution at the end of the calendar year to comply with federal tax requirements and/or to minimize or eliminate federal tax liability. Dividends paid by a Fund that are properly reported as “exempt-interest dividends” will not be subject to federal income tax. Each of PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio (each, a “Municipal Fund”) intends to invest its assets in a manner such that at least 80% of its dividend distributions to shareholders will generally be attributable to interest that is exempt from federal income tax and will not be a tax preference item for purposes of the alternative minimum tax (“AMT”). Such dividends, however, may be included in a corporate shareholder’s “adjusted current earnings” for AMT purposes (“ACE”). Depending on a shareholder’s state of residence, exempt-interest dividends from interest earned on municipal securities issued by that state and/or its political subdivisions and instrumentalities may be exempt in the hands of such shareholder from personal income tax in that state.

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However, income from municipal securities issued by states other than the shareholder’s state of residence (and/or their political subdivisions and instrumentalities) generally will not qualify for tax-free treatment for such shareholder in that state.

Distributions from the Funds’ net investment income (other than exempt interest dividends), including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. In general, your non tax-exempt distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in Shares (if reinvestment is available from the broker through which you purchased your Shares). Distributions reinvested in additional Shares of a Fund through the means of the dividend reinvestment service will be taxable dividends to shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash.

Dividends paid to you out of a Fund’s net investment income and net realized short-term capital gains, if any, are taxable as ordinary income. Although (1) a Fund’s dividends attributable to its “qualified dividend income” generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain restrictions with respect to their Shares at the lower maximum rates for long-term capital gains described in the next paragraph and (2) a portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations, each Fund does not expect to distribute a significant amount of dividends eligible for those lower rates or deduction.

Distributions to you of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares. Those gains of individual shareholders generally are subject to federal income tax at the maximum rates of 15% (20% for certain high income taxpayers).

Distributions to you in excess of a Fund’s current and accumulated earnings and profits, if any, are treated as a tax-free return of capital to the extent of your basis in your Shares and as capital gain thereafter. A distribution will reduce a Fund’s NAV per Share and may be taxable to you (as ordinary income or long-term capital gain) even though, from an investment standpoint, the distribution constitutes a partial return of capital.

By law, a Fund is required to withhold 28% of distributions otherwise payable to you if you are an individual shareholder and have not provided a correct social security number or other taxpayer identification number or are otherwise subject to backup withholding.

If you lend your Municipal Fund Shares pursuant to securities lending or similar arrangements, you may lose the ability to treat that Fund’s exempt-interest dividends (paid while the Shares are held by the borrower) as tax-exempt income. Also, interest on indebtedness incurred by a shareholder to purchase or carry Shares of a Municipal Fund will not be deductible for federal income tax purposes. You should consult your financial intermediary or tax adviser before entering into such arrangements.

Exempt-interest dividends from a Municipal Fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.

Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by private activity bonds

(“PABs”) should consult their tax advisers before purchasing Municipal Fund shares because, for users of certain of these facilities, the interest on PABs is not exempt from federal income tax. For these purposes, “substantial user” is defined to include a “non-exempt person” who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs. Except as noted in the following sentence, (1) interest on certain PABs is a tax preference item for purposes of the AMT, although that interest remains fully tax-exempt for regular federal income tax purposes, and (2) interest on all tax exempt obligations is included in a corporation’s ACE, without regard to whether a Municipal Fund’s tax-exempt interest is attributable to PABs. Pursuant to the American Recovery and Reinvestment Act of 2009, bonds issued during 2009 and 2010, including refunding bonds issued during that period to refund bonds issued after 2003 and before 2009, will not be PABs and the interest thereon thus will not be a tax preference item and the interest on those bonds will not be included in a corporation’s ACE.

If Municipal Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that the price of Municipal Fund shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution, so if they purchase Fund shares shortly before the record date for a distribution, they will pay full price for the shares and (except for an exempt-interest dividend) receive some part of the price back as a taxable distribution even though it represents a partial return of invested capital.

If a Municipal Fund invests in instruments that generate taxable interest income, under the circumstances described in the Prospectus, the portion of any Fund dividend attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits (and will not qualify for the 15%/20% maximum federal income rates on “qualified dividend income” for individual shareholders), and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the “actual earned” method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if a Municipal Fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders.

A Municipal Fund may acquire zero coupon or other municipal securities issued with original issue discount (“OID”). As a holder of those securities, a Municipal Fund must take into account the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because each Fund annually must distribute (1) substantially all of its investment company taxable income (including any accrued OID) to avoid imposition of the excise tax and (2) substantially all of the sum of that income and its net tax-exempt income (including any tax-exempt OID) to satisfy distribution requirements, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Municipal Fund’s cash assets or from the proceeds of sales of its portfolio securities, if

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necessary. A Municipal Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Any market discount recognized by a Fund on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Each Municipal Fund intends to notify shareholders, generally within 60 days after the close of its taxable year, as to what portion of the Fund’s distributions qualify as tax-exempt income, ordinary income and long-term capital gains.

Taxes on Share Sales

Any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. Your ability to deduct capital losses realized on a sale of Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges securities for a Creation Unit generally will recognize a gain or a loss equal to the difference between the market value of the Creation Unit and the sum of the AP’s aggregate basis in the securities surrendered and the cash component paid. An AP who exchanges a Creation Unit for securities generally will recognize a gain or loss equal to the difference between the AP’s basis in the Creation Unit and the aggregate market value of the securities received plus or minus an amount, if any, equal to the difference between the NAV of the redeemed Shares, as next determined after receipt of a request in proper form, and the value of those securities. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP’s economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.

Any capital gain or loss realized upon redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

New York State and City Tax Considerations for PowerShares New York AMT-Free Municipal Bond Portfolio

Under New York law, dividends paid by the New York Fund are exempt from New York State and New York City personal income tax applicable to individuals who reside in New York State and/or City to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on tax-exempt obligations issued by or on behalf of

New York State and its political subdivisions and agencies, or the governments of Puerto Rico, the U.S. Virgin Islands and Guam. Other distributions from the New York Fund, including distributions derived from taxable ordinary income and net short-term and long-term capital gains, are generally not exempt from New York State or City personal income tax.

California State Tax Considerations for PowerShares California AMT-Free Municipal Bond Portfolio

To the extent that dividends from the Fund are derived from interest on California tax-exempt securities and certain U.S. government securities, such dividends also will be exempt from California personal income taxes. Under California law, a fund that qualifies as a regulated investment company must have at least 50% of its total assets invested in California state and local issues or in certain other obligations that pay interest excludable from income or in a combination of such obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends that will be exempt from California personal income taxes.

The portion of dividends constituting exempt-interest dividends is that portion (i) derived from interest on obligations that would be exempt from California tax, if held by an individual, and (ii) reported by the Fund as exempt-interest dividends in written statements furnished to shareholders. However, the total amount of dividends paid by the Fund to all of its shareholders with respect to any taxable year that can be treated as exempt-interest dividends for California tax purposes cannot exceed the difference between (i) the amount of interest received by the Fund during such year on obligations that pay interest excludable from California personal income under California law and (ii) the expenses of the Fund that would be disallowed under California personal income tax law as allocable to tax exempt interest if the Fund were an individual. If the aggregate dividends designated by the Fund as exempt-interest dividends for a taxable year exceed the amount that may be treated as exempt-interest dividends for California tax purposes, only that percentage of each dividend distribution equal to the ratio of aggregate exempt-interest dividends to aggregate dividends so designated will be treated as an exempt-interest dividend for California tax purposes.

Unlike federal law, California law provides that no portion of the exempt-interest dividends will constitute an item of tax preference for California personal AMT purposes. Because California law does not impose personal income tax on an individual’s Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual’s California personal income tax.

Distributions other than exempt-interest dividends to shareholders are includible in income subject to the California AMT. For California personal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. Current California law taxes both long-term and short-term capital gains at rates applicable to ordinary income. In addition, unlike federal law, the shareholders of the Fund will not be subject to tax, or receive a credit for tax paid by the Fund, on undistributed capital gains, if any.

Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying

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exempt-interest dividends, such as the Fund, generally will not be deductible by the investor for state personal income tax purposes. In addition, as a result of California’s incorporation of certain provisions of the Internal Revenue Code, a loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the Fund may be disallowed under the “wash sale” rules.

Foreign Income Taxes

Certain foreign governments levy withholding or other taxes on dividend and interest income. A Fund also may be subject to foreign income taxes with respect to other income. Although in some countries a portion of these taxes may be recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

A Fund may elect to pass its credits for foreign income taxes, subject to certain limitations, through to its shareholders for a taxable year if more than 50% of its assets at the close of the year, by value, consists of stock and securities of foreign corporations. If a Fund makes this election, each shareholder will be treated as having paid a proportionate share of the Fund’s foreign income taxes, but the shareholder must include an equal amount in gross income.

The foregoing discussion summarizes some of the possible consequences under current federal, state and local tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Funds’ Shares under all applicable tax laws. For more information, please see the section titled “Taxes” in the SAI.

Distributor

Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon (“BNYM”) calculates each Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open, provided that for PowerShares Senior Loan Portfolio, U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV is calculated by deducting all of a Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price that day as of the close of the exchange where the security is primarily traded. The NAV for each Fund will be calculated and disseminated daily, on each day that the NYSE is open. Debt and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. If a security’s market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security’s fair value in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board.

The loans in which PowerShares Senior Loan Portfolio principally will invest are fair valued generally using evaluated quotes provided by an independent pricing service. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as, among others, market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics and other market data. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index. This may adversely affect a Fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

K&L Gates LLP, 70 W. Madison Street, Suite 3100, Chicago, Illinois 60602 and 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of each Fund.

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Financial Highlights

The financial highlights tables below are intended to help you understand each Fund’s financial performance over the past five years or, if less, since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements, which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report for the fiscal year ended October 31, 2013, which is available upon request.

PowerShares 1-30 Laddered Treasury Portfolio (PLW)

	Year Ended October 31,
	2013		2012	2011	2010	2009
Per Share Operating Performance:
Net asset value at beginning of year	$32.96		$31.40	$29.24	$27.58	$26.31
Net investment income(a)	0.74		0.76	0.81	0.87	0.92
Net realized and unrealized gain (loss) on investments	(2.55)		1.59	2.26	1.79	1.33
Total from investment operations	(1.81)		2.35	3.07	2.66	2.25
Distributions to shareholders from:
Net investment income	(0.74)		(0.79)	(0.79)	(0.87)	(0.91)
Capital gains	(0.00	)(b)	—	—	—	—
Return of capital	—		—	(0.12)	(0.13)	(0.07)
Total distributions	(0.74)		(0.79)	(0.91)	(1.00)	(0.98)
Net asset value at end of year	$30.41		$32.96	$31.40	$29.24	$27.58
Market price at end of year(c)	$30.40		$32.92	$31.54	$29.23	$27.59
Net Asset Value Total Return(d)	(5.55)%		7.56%	10.86%	9.91%	8.55%
Market Price Total Return(d)	(5.47)%		6.94%	11.38%	9.84%	8.38%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$150,540		$166,458	$260,646	$76,024	$66,180
Ratio to average net assets of:
Expenses	0.25%		0.25%	0.25%	0.25%	0.25%
Net investment income	2.33%		2.34%	2.82%	3.12%	3.22%
Portfolio turnover rate(e)	5%		4%	4%	1%	1%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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PowerShares Build America Bond Portfolio (BAB)

	Year Ended October 31,				For the Period November 16, 2009(f) Through October 31, 2010
	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of period	$30.19	$28.16	$26.13		$24.90
Net investment income(a)	1.42	1.45	1.49		1.30
Net realized and unrealized gain (loss) on investments	(2.29)	2.06	2.03		1.17
Total from investment operations	(0.87)	3.51	3.52		2.47
Distributions to shareholders from:
Net investment income	(1.42)	(1.48)	(1.49)		(1.22)
Return of capital	—	—	(0.00	)(b)	(0.02)
Total distributions	(1.42)	(1.48)	(1.49)		(1.24)
Net asset value at end of period	$27.90	$30.19	$28.16		$26.13
Market price at end of period(c)	$27.79	$30.16	$28.18		$26.16
Net Asset Value Total Return(d)	(3.00)%	12.74%	14.10%		10.16	%(g)
Market Price Total Return(d)	(3.28)%	12.54%	14.04%		10.29	%(g)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$683,643	$1,070,328	$664,596		$569,606
Ratio to average net assets of:
Expenses, after Waivers	0.28%	0.28%	0.28%		0.28	%(h)
Expenses, prior to Waivers	0.28%	0.31%	0.35%		0.35	%(h)
Net investment income, after Waivers	4.80%	4.92%	5.68%		5.42	%(h)
Portfolio turnover rate(e)	5%	2%	15%		5%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(f)	Commencement of Investment Operations.
(g)

The net asset value total return from Fund Inception (November 17, 2009, the first day of trading on the Exchange) to October 31, 2010 was 10.34%. The market price total return from Fund Inception to October 31, 2010 was 10.06%.

(h)	Annualized.

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PowerShares CEF Income Composite Portfolio (PCEF)

	Year Ended October 31,			For the Period February 16, 2010(a) Through October 31, 2010
	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of period	$25.47	$23.84	$26.16	$25.00
Net investment income(b)	1.21	1.40	1.27	1.03
Net realized and unrealized gain (loss) on investments	(0.31)	4.28	(1.57)	1.58
Total from investment operations	0.90	5.68	(0.30)	2.61
Distributions to shareholders from:
Net investment income	(1.49)	(3.83)	(1.39)	(0.98)
Return of capital	(0.48)	(0.22)	(0.63)	(0.47)
Total distributions	(1.97)	(4.05)	(2.02)	(1.45)
Net asset value at end of period	$24.40	$25.47	$23.84	$26.16
Market price at end of period(c)	$24.40	$25.52	$23.86	$26.18
Net Asset Value Total Return(d)	3.64%	16.20%	(1.26)%	10.78	%(e)
Market Price Total Return(d)	3.43%	16.32%	(1.26)%	10.81	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$469,789	$369,266	$244,408	$166,094
Ratio to average net assets of:
Expenses(f)	0.50%	0.50%	0.50%	0.50	%(g)
Net investment income	4.82%	5.67%	5.04%	5.90	%(g)
Portfolio turnover rate(h)	33%	22%	32%	29%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (February 19, 2010, the first day of trading on the Exchange) to October 31, 2010 was 9.81%. The market price total return from Fund Inception to October 31, 2010 was 9.76%.

(f)

In addition to the fees and expenses, which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment company and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment companies expenses that the Fund bears indirectly is included in the Fund’s total return.

(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)

	Year Ended October 31,			For the Period September 22, 2011(a) Through October 31, 2011
	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$24.42	$23.57		$24.42
Net investment income(b)	0.82	0.77		0.09
Net realized and unrealized gain (loss) on investments	0.59	0.77		(0.94)
Total from investment operations	1.41	1.54		(0.85)
Distributions to shareholders from:
Net investment income	(0.82)	(0.81)		—
Return of capital	—	(0.02)		—
Total distributions	(0.82)	(0.83)		—
Transaction fees(b)	0.22	0.14		—
Net asset value at end of period	$25.23	$24.42		$23.57
Market price at end of period(c)	$25.41	$24.57		$23.72
Net Asset Value Total Return(d)	6.77%	7.26%		(3.48	)%(h)
Market Price Total Return(d)	6.85%	7.21%		(2.87	)%(h)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$107,213	$17,093		$3,536
Ratio to average net assets of:
Expenses	0.45%	0.45	%(e)	0.45	%(f)
Net investment income	3.30%	3.21%		3.46	%(f)
Portfolio turnover rate(g)	25%	12%		0%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses, which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment company and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment companies expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(h)

The net asset value total return from Fund Inception (September 23, 2011, the first day of trading on the Exchange) to October 31, 2011 was (1.38)%. The market price total return from Fund Inception to October 31, 2011, was (4.51)%.

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PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)

	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net asset value at beginning of year	$31.00	$27.42	$28.25	$25.60	$18.09
Net investment income(a)	1.30	1.44	1.42	1.54	1.58
Net realized and unrealized gain (loss) on investments	(3.08)	3.60	(0.76)	2.72	7.52
Total from investment operations	(1.78)	5.04	0.66	4.26	9.10
Distributions to shareholders from:
Net investment income	(1.29)	(1.46)	(1.43)	(1.57)	(1.57)
Return of capital	—	—	(0.06)	(0.04)	(0.02)
Total distributions	(1.29)	(1.46)	(1.49)	(1.61)	(1.59)
Net asset value at end of year	$27.93	$31.00	$27.42	$28.25	$25.60
Market price at end of year(b)	$27.92	$31.11	$27.45	$28.28	$25.89
Net Asset Value Total Return(c)	(5.85)%	19.02%	2.60%	17.31%	52.11%
Market Price Total Return(c)	(6.22)%	19.30%	2.60%	16.10%	66.52%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,008,276	$2,808,786	$1,319,124	$1,002,915	$419,877
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	4.37%	5.03%	5.28%	5.86%	6.89%
Portfolio turnover rate(d)	9%	4%	4%	5%	13%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM)

	For the Period May 6, 2013(e) Through October 31, 2013
Per Share Operating Performance:
Net asset value at beginning of period	$25.00
Net investment income(a)	0.44
Net realized and unrealized gain (loss) on investments	(2.56)
Total from investment operations	(2.12)
Distributions to shareholders from:
Return of capital	(0.46)
Transaction fees(a)	0.03
Net increase from payments from service providers	0.17
Net asset value at end of period	$22.62
Market price at end of period(b)	$22.59
Net Asset Value Total Return(c)	(7.65	)%(f)(g)
Market Price Total Return(c)	(7.77	)%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$4,524
Ratio to average net assets of:
Expenses	0.50	%(h)
Net investment income	3.99	%(h)
Portfolio turnover rate(d)	56%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	Commencement of Investment Operations.
(f)

The net asset value total return from Fund Inception (May 9, 2013, the first day of trading on the Exchange) to October 31, 2013 was (7.65)%. The market price total return from Fund Inception to October 31, 2013 was (8.32)%.

(g)

Amount includes the effect of the payments from service providers related to the economic impact of a transaction. Had the payments not been made, the net asset value total return would have been (8.34)%.

(h)	Annualized.

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PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net asset value at beginning of year	$19.19	$18.22	$18.49	$17.54	$15.73
Net investment income(a)	0.90	0.98	1.03	1.39	1.61
Net realized and unrealized gain (loss) on investments	0.05	0.97	(0.16)	1.03	1.81
Total from investment operations	0.95	1.95	0.87	2.42	3.42
Distributions to shareholders from:
Net investment income	(0.90)	(0.98)	(1.07)	(1.47)	(1.61)
Return of capital	—	—	(0.07)	—	—
Total distributions	(0.90)	(0.98)	(1.14)	(1.47)	(1.61)
Net asset value at end of year	$19.24	$19.19	$18.22	$18.49	$17.54
Market price at end of year(b)	$19.26	$19.17	$18.21	$18.50	$17.51
Net Asset Value Total Return(c)	5.06%	11.02%	4.85%	14.47%	23.73%
Market Price Total Return(c)	5.29%	10.95%	4.72%	14.70%	20.39%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$621,429	$838,586	$566,731	$391,893	$171,936
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	4.66%	5.26%	5.63%	7.89%	9.93%
Portfolio turnover rate(d)	23%	21%	27%	33%	68%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

98

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

	Year Ended October 31,		For the Period September 12, 2011(e) Through October 31, 2011
	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$25.83	$24.79	$24.85
Net investment income(a)	0.54	0.56	0.07
Net realized and unrealized gain (loss) on investments	(0.69)	1.11	(0.13)
Total from investment operations	(0.15)	1.67	(0.06)
Distributions to shareholders from:
Net investment income	(0.55)	(0.63)	—
Net asset value at end of period	$25.13	$25.83	$24.79
Market price at end of period(b)	$25.12	$25.85	$25.25
Net Asset Value Total Return(c)	(0.57)%	6.85%	(0.24	)%(f)
Market Price Total Return(c)	(0.68)%	4.97%	1.61	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$33,925	$30,994	$4,958
Ratio to average net assets of:
Expenses	0.22%	0.22%	0.22	%(g)
Net investment income	2.15%	2.23%	2.39	%(g)
Portfolio turnover rate(d)	20%	1%	1%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	Commencement of Investment Operations.
(f)

The net asset value total return from Fund Inception (September 15, 2011, the first day of trading on the Exchange) to October 31, 2011 was 0.40%. The market price total return from Fund Inception to October 31, 2011 was 2.43%.

(g)	Annualized.

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PowerShares Global Short Term High Yield Bond Portfolio (PGHY)

	For the Period June 17, 2013(a) Through October 31, 2013
Per Share Operating Performance:
Net asset value at beginning of period	$24.70
Net investment income(b)	0.34
Net realized and unrealized gain on investments	0.10
Total from investment operations	0.44
Distributions to shareholders from:
Net investment income	(0.30)
Net asset value at end of period	$24.84
Market price at end of period(c)	$25.06
Net Asset Value Total Return(d)	1.78	%(e)
Market Price Total Return(d)	2.67	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$14,903
Ratio to average net assets of:
Expenses	0.35	%(f)
Net investment income	3.71	%(f)
Portfolio turnover rate(g)	4%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (June 20, 2013, the first day of trading on the Exchange) to October 31, 2013 was 2.82%. The market price total return from Fund Inception to October 31, 2013 was 4.02%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

100

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)

	Year Ended October 31,
	2013		2012		2011	2010	2009
Per Share Operating Performance:
Net asset value at beginning of year	$25.34		$23.80		$24.24	$23.50	$21.26
Net investment income(a)	0.91		0.99		1.03	1.03	1.06
Net realized and unrealized gain (loss) on investments	(1.84)		1.54		(0.40)	0.78	2.26
Total from investment operations	(0.93)		2.53		0.63	1.81	3.32
Distributions to shareholders from:
Net investment income	(0.00	)(e)	(0.00	)(e)	(0.03)	(0.04)	(0.02)
Tax-exempt income	(0.91)		(0.99)		(1.04)	(1.03)	(1.06)
Return of capital	(0.00	)(e)	—		—	—	—
Total distributions	(0.91)		(0.99)		(1.07)	(1.07)	(1.08)
Net asset value at end of year	$23.50		$25.34		$23.80	$24.24	$23.50
Market price at end of year(b)	$23.42		$25.34		$23.80	$24.24	$23.48
Net Asset Value Total Return(c)	(3.74)%		10.83%		2.90%	7.91%	16.06%
Market Price Total Return(c)	(4.06)%		10.83%		2.90%	8.00%	16.38%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$61,108		$63,338		$36,884	$43,640	$31,727
Ratio to average net assets of:
Expenses, after Waivers	0.30%		0.28%		0.28%	0.28%	0.28%
Expenses, prior to Waivers	0.30%		0.31%		0.35%	0.35%	0.35%
Net investment income, after Waivers	3.70%		3.98%		4.52%	4.31%	4.71%
Portfolio turnover rate(d)	1%		6%		33%	8%	34%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	Amount represents less than $0.005.

101

PowerShares National AMT-Free Municipal Bond Portfolio (PZA)

	Year Ended October 31,
	2013		2012	2011	2010	2009
Per Share Operating Performance:
Net asset value at beginning of year	$25.74		$23.97	$24.28	$23.61	$21.00
Net investment income(a)	0.98		1.05	1.08	1.07	1.12
Net realized and unrealized gain (loss) on investments	(2.46)		1.78	(0.28)	0.70	2.60
Total from investment operations	(1.48)		2.83	0.80	1.77	3.72
Distributions to shareholders from:
Net investment income	(0.00	)(b)	(0.01)	(0.02)	(0.03)	(0.00	)(b)
Tax-exempt income	(0.98)		(1.05)	(1.09)	(1.07)	(1.11)
Return of capital	(0.00	)(b)	—	—	—	—
Total distributions	(0.98)		(1.06)	(1.11)	(1.10)	(1.11)
Net asset value at end of year	$23.28		$25.74	$23.97	$24.28	$23.61
Market price at end of year(c)	$23.23		$25.79	$23.98	$24.29	$23.56
Net Asset Value Total Return(d)	(5.90)%		12.02%	3.63%	7.70%	18.22%
Market Price Total Return(d)	(6.27)%		12.18%	3.63%	7.97%	16.35%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$564,598		$933,177	$535,671	$658,066	$446,288
Ratio to average net assets of:
Expenses, after Waivers	0.28%		0.28%	0.28%	0.28%	0.28%
Expenses, prior to Waivers	0.28%		0.31%	0.35%	0.35%	0.35%
Net investment income, after Waivers	3.93%		4.18%	4.72%	4.47%	4.97%
Portfolio turnover rate(e)	12%		15%	17%	8%	25%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

102

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)

	Year Ended October 31,
	2013		2012		2011	2010	2009
Per Share Operating Performance:
Net asset value at beginning of year	$24.82		$23.49		$23.83	$22.94	$21.14
Net investment income(a)	0.92		0.98		1.00	1.03	1.06
Net realized and unrealized gain (loss) on investments	(2.45)		1.33		(0.30)	0.92	1.80
Total from investment operations	(1.53)		2.31		0.70	1.95	2.86
Distributions to shareholders from:
Net investment income	(0.00	)(b)	(0.00	)(b)	(0.04)	(0.03)	(0.02)
Tax-exempt income	(0.92)		(0.98)		(1.00)	(1.03)	(1.04)
Return of capital	(0.00	)(b)	(0.00	)(b)	—	—	—
Total distributions	(0.92)		(0.98)		(1.04)	(1.06)	(1.06)
Net asset value at end of year	$22.37		$24.82		$23.49	$23.83	$22.94
Market price at end of year(c)	$22.28		$24.86		$23.45	$23.83	$22.92
Net Asset Value Total Return(d)	(6.32)%		10.02%		3.24%	8.71%	13.92%
Market Price Total Return(d)	(6.83)%		10.38%		3.07%	8.81%	13.13%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$49,204		$71,983		$37,584	$41,698	$33,260
Ratio to average net assets of:
Expenses, after Waivers	0.30%		0.28%		0.28%	0.28%	0.28%
Expenses, prior to Waivers	0.31%		0.31%		0.35%	0.35%	0.35%
Net investment income, after Waivers	3.84%		4.02%		4.41%	4.42%	4.75%
Portfolio turnover rate(e)	20%		0%		37%	3%	10%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

103

PowerShares International Corporate Bond Portfolio (PICB)

	Year Ended October 31,			For the Period June 1, 2010(a) Through October 31, 2010
	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of period	$28.94	$27.92	$28.29	$25.00
Net investment income(b)	0.86	0.93	0.95	0.17
Net realized and unrealized gain (loss) on investments	0.49	0.99	(0.29)	3.49
Total from investment operations	1.35	1.92	0.66	3.66
Distributions to shareholders from:
Net investment income	(0.69)	(0.89)	(0.87)	—
Return of capital	(0.13)	(0.04)	(0.16)	(0.37)
Total distributions	(0.82)	(0.93)	(1.03)	(0.37)
Transaction fees(b)	0.03	0.03	—	—
Net asset value at end of period	$29.50	$28.94	$27.92	$28.29
Market price at end of period(c)	$29.55	$29.07	$27.67	$28.42
Net Asset Value Total Return(d)	4.88%	7.28%	2.45%	14.75	%(e)
Market Price Total Return(d)	4.59%	8.72%	1.04%	15.28	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$156,336	$131,675	$79,559	$33,944
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50	%(f)
Net investment income	2.99%	3.39%	3.48%	2.53	%(f)
Portfolio turnover rate(g)	27%	12%	12%	14%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (June 3, 2010, the first day trading on the Exchange) to October 31, 2010 was 15.54%. The market price total return from Fund Inception to October 31, 2010 was 15.27%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

104

PowerShares Preferred Portfolio (PGX)

	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net asset value at beginning of year	$14.82	$13.96	$14.28	$13.01	$12.25
Net investment income(a)	0.91	0.94	0.95	0.92	0.98
Net realized and unrealized gain (loss) on investments	(1.03)	0.86	(0.32)	1.36	0.89
Total from investment operations	(0.12)	1.80	0.63	2.28	1.87
Distributions to shareholders from:
Net investment income	(0.92)	(0.94)	(0.95)	(0.99)	(1.02)
Return of capital	—	—	—	(0.02)	(0.09)
Total distributions	(0.92)	(0.94)	(0.95)	(1.01)	(1.11)
Net asset value at end of year	$13.78	$14.82	$13.96	$14.28	$13.01
Market price at end of year(b)	$13.79	$14.84	$14.00	$14.29	$13.06
Net Asset Value Total Return(c)	(0.88)%	13.37%	4.53%	18.08%	17.02%
Market Price Total Return(c)	(0.95)%	13.18%	4.75%	17.70%	13.88%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,107,031	$2,081,189	$1,395,458	$1,345,981	$769,925
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	6.27%	6.52%	6.70%	6.66%	8.26%
Portfolio turnover rate(d)	29%	29%	30%	12%	34%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

105

PowerShares Senior Loan Portfolio (BKLN)

	Year Ended October 31,			For the Period March 1, 2011(a) Through October 31, 2011
	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$24.76	$24.05		$25.00
Net investment income(b)	1.06	1.21		0.69
Net realized and unrealized gain (loss) on investments	0.04	0.58		(1.05)
Total from investment operations	1.10	1.79		(0.36)
Distributions to shareholders from:
Net investment income	(1.10)	(1.22)		(0.59)
Return of capital	(0.02)	(0.00	)(c)	—
Total distributions	(1.12)	(1.22)		(0.59)
Transaction fees(b)	0.04	0.14		—
Net asset value at end of period	$24.78	$24.76		$24.05
Market price at end of period(d)	$24.83	$24.83		$24.02
Net Asset Value Total Return(e)	4.70%	8.26%		(1.44	)%(f)
Market Price Total Return(e)	4.61%	8.67%		(1.57	)%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$6,064,711	$1,195,811		$165,937
Ratio to average net assets of:
Expenses, after Waivers(g)	0.65%	0.65%		0.65	%(h)
Expenses, prior to Waivers(g)	0.65%	0.67%		0.75	%(h)
Expenses, including interest expenses	0.65%	0.65%		0.65	%(h)
Net investment income, after Waivers and Interest Expenses	4.30%	5.00%		4.30	%(h)
Portfolio turnover rate(i)	47%	49%		49%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (March 3, 2011, the first day of trading on the Exchange) to October 31, 2011 was (1.16)%. The market price total return from Fund Inception to October 31, 2011 was (1.84)%.

(g)

In addition to the fees and expenses, which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effects of the investment companies’ expenses are included in the Fund’s total return.

(h)	Annualized.
(i)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

106

PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

	Year Ended October 31,
	2013		2012	2011	2010	2009
Per Share Operating Performance:
Net asset value at beginning of year	$25.00		$25.00	$25.00	$25.00	$25.03
Net investment income(a)	0.01		0.06	0.14	0.07	0.30
Net realized and unrealized gain (loss) on investments	(0.01)		—	—	—	0.09
Total from investment operations	—		0.06	0.14	0.07	0.39
Distributions to shareholders from:
Net investment income	(0.00	)(b)	—	—	—	(0.02)
Tax-exempt income	(0.01)		(0.06)	(0.14)	(0.07)	(0.40)
Return of capital	(0.00	)(b)	—	—	—	—
Total distributions	(0.01)		(0.06)	(0.14)	(0.07)	(0.42)
Net asset value at end of year	$24.99		$25.00	$25.00	$25.00	$25.00
Market price at end of year(c)	$24.99		$24.99	$25.00	$25.00	$25.00
Net Asset Value Total Return(d)	(0.00	)%(e)	0.23%	0.55%	0.31%	1.58%
Market Price Total Return(d)	0.04%		0.18%	0.55%	0.31%	1.49%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$193,700		$317,449	$427,502	$637,413	$1,069,879
Ratio to average net assets of:
Expenses	0.25%		0.25%	0.25%	0.25%	0.25%
Net investment income	0.03%		0.22%	0.57%	0.29%	1.24%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Amount represents less than 0.005%.

107

Index Providers

No entity that creates, compiles, sponsors or maintains an Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of a Fund.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes.

The NASDAQ OMX Group, Inc. is the Index Provider for PowerShares 1-30 Laddered Treasury Portfolio. The NASDAQ OMX Group, Inc. is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with The NASDAQ OMX Group, Inc. to use the Underlying Index. PowerShares 1-30 Laddered Treasury Portfolio is entitled to use its Underlying Index pursuant to the sub-licensing arrangement with the Adviser.

S-Network Global Indexes, LLC (“S-NET”) is the Index Provider for PowerShares CEF Income Composite Portfolio. S-NET is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the S-NET. The Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Citigroup Index LLC is the Index Provider for PowerShares Chinese Yuan Dim Sum Bond Portfolio and PowerShares Fundamental Emerging Markets Local Debt Portfolio. Citigroup Index LLC is not affiliated with the Trust, the Adviser or the Distributor. CITIGROUP and CITI are registered trademarks and service marks of Citigroup Inc. or its affiliates, are used and registered throughout the world, and are used under license for certain purposes by the Adviser. Each Fund is entitled to use its respective Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”) is the Index Provider for PowerShares Build America Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio and PowerShares Preferred Portfolio. The BofA Merrill Lynch Build America Bond Index, The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index, The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index, The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index and The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index are each a service mark of BofA Merrill Lynch and have been licensed for use for certain purposes by the Adviser. BofA Merrill Lynch is not affiliated with the Trust, the Adviser or the Distributor. Each Fund is entitled to use its respective Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Deutsche Bank Securities Inc. (“DB”) is the Index Provider for PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio. DB is not affiliated with the Trust, the Adviser or the Distributor. The DB

Emerging Markets USD Liquid Balanced Index and DB Global Short Maturity High Yield Bond Index is a trademark of DB and has been licensed for use for certain purposes by the Adviser. PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio are entitled to use their respective Underlying Index pursuant to a sub-licensing arrangement with the Adviser.

Research Affiliates® is the Index Provider for PowerShares Fundamental High Yield® Corporate Bond Portfolio and PowerShares Fundamental Investment Grade Corporate Bond Portfolio. Research Affiliates® is not affiliated with the Trust, the Adviser or the Distributor. The RAFI® Bonds US High Yield 1-10 Index and the RAFI® Bonds US Investment Grade 1-10 Index are trademarks of Research Affiliates® and each has been licensed for use for certain purposes by the Adviser. Each Fund is entitled to use its respective Underlying Index pursuant to a sub-licensing agreement with the Adviser.

The S&P International Corporate Bond Index® and the S&P/LSTA U.S. Leveraged Loan 100 Index are trademarks of Standard & Poor’s® and have been licensed for use for certain purposes by the Adviser. Standard & Poor’s® is not affiliated with the Trust, the Adviser or the Distributor. Each of PowerShares International Corporate Bond Portfolio and PowerShares Senior Loan Portfolio is entitled to use its respective Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Bloomberg is the Index Provider for PowerShares VRDO Tax-Free Weekly Portfolio. Bloomberg is not affiliated with the Trust, the Adviser or the Distributor. The Bloomberg US Municipal AMT-Free Weekly VRDO Index is a trademark of Bloomberg and has been licensed for use for certain purposes by the Adviser. The Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Set forth below is a list of each Fund and its Underlying Index:

Fund	Underlying Index
PowerShares 1-30 Laddered Treasury Portfolio	Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index
PowerShares Build America Bond Portfolio	The BofA Merrill Lynch Build America Bond Index
PowerShares CEF Income Composite Portfolio	S-Network Composite Closed-End Fund IndexSM
PowerShares Chinese Yuan Dim Sum Bond Portfolio	Citi Custom Dim Sum (Offshore CNY) Bond Index
PowerShares Emerging Markets Sovereign Debt Portfolio	DB Emerging Market USD Liquid Balanced Index
PowerShares Fundamental Emerging Markets Local Debt Portfolio	Citi RAFI Bonds Sovereign Emerging Markets Extended Local Currency Index
PowerShares Fundamental High Yield® Corporate Bond Portfolio	RAFI® Bonds US High Yield 1-10 Index
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	RAFI® Bonds US Investment Grade 1-10 Index
PowerShares Global Short Term High Yield Bond Portfolio	DB Global Short Maturity High Yield Bond Index
PowerShares California AMT-Free Municipal Bond Portfolio	The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index

108

Fund	Underlying Index
PowerShares National AMT-Free Municipal Bond Portfolio	The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index
PowerShares New York AMT-Free Municipal Bond Portfolio	The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index
PowerShares International Corporate Bond Portfolio	The S&P International Corporate Bond Index®
PowerShares Preferred Portfolio	The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index
PowerShares Senior Loan Portfolio	S&P/LSTA U.S. Leveraged Loan 100 Index
PowerShares VRDO Tax-Free Weekly Portfolio	Bloomberg US Municipal AMT-Free Weekly VRDO Index

Disclaimers

PowerShares 1-30 Laddered Treasury Portfolio is not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, PowerShares 1-30 Laddered Treasury Portfolio. The Corporations make no representation or warranty, express or implied, to the owners of PowerShares 1-30 Laddered Treasury Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares 1-30 Laddered Treasury Portfolio particularly, or the ability of the Underlying Index to track general stock market performance. The Corporations’ only relationship to the Adviser is in the licensing of the NASDAQ® , the Underlying Index trade/service marks, certain trade names of the Corporations and the use of the Underlying Index, which is determined, composed and calculated by NASDAQ OMX without regard to the Adviser or PowerShares 1-30 Laddered Treasury Portfolio. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of PowerShares 1-30 Laddered Treasury Portfolio into consideration in determining, composing or calculating Underlying Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of PowerShares 1-30 Laddered Treasury Portfolio to be issued or in the determination or calculation of the equation by which PowerShares 1-30 Laddered Treasury Portfolio is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of PowerShares 1-30 Laddered Treasury Portfolio. “NASDAQ®” is a registered trademark and is used under license.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATIONS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISERS, OWNERS OF POWERSHARES 1-30 LADDERED TREASURY PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES AND

EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGE, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PowerShares CEF Income Composite Portfolio is not sponsored, endorsed, sold or promoted by S-NET. S-NET makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track the performance of the securities market. S-NET’s only relationship to the Adviser is the licensing of certain service marks and trade names of S-NET and of the Underlying Index that is determined, composed and calculated by S-NET without regard to the Adviser or the Fund. S-NET has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S-NET is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. S-NET has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S-NET DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND S-NET SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NET MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. S-NET MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NET HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PowerShares Chinese Yuan Dim Sum Bond Portfolio and PowerShares Fundamental Emerging Markets Local Debt Portfolio are not sponsored, endorsed, sold or promoted by Citigroup Index LLC (“Citigroup”) or any of its affiliates or Research Affiliates, LLC (“RA”) or any of its affiliates. Citigroup and RA make no representation or warranty, express or implied, to the owners or prospective owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the Funds to track the price and yield performance of their Underlying Indexes or the ability of the Underlying Indexes to track general bond market performance. Citigroup’s and RA’s only relationship to the Adviser is the licensing or provision of certain information, data, trademarks and trade names, as applicable. Each Underlying Index is

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determined, composed and calculated by Citigroup and RA without regard to the Adviser or a Fund. Citigroup and RA have no obligation to take the needs of the Adviser or the owners or prospective owners of the Funds into consideration in determining, composing or calculating each Underlying Index. Citigroup and RA are not responsible for and have not participated in the determination of the prices and amount of the shares to be issued by the Funds or the timing of the issuance or sale of the shares to be issued by the Funds or in the determination or calculation of the equation by which the shares to be issued by the Funds are to be converted into cash. Citigroup has and RA have no obligation or liability in connection with the administration, marketing or trading of the Funds.

CITIGROUP AND RA DO NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN, OR FOR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO, AND CITIGROUP AND RA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. CITIGROUP AND RA MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OR PROSPECTIVE OWNERS OF SHARES OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. CITIGROUP AND RA MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL CITIGROUP AND RA HAVE ANY LIABILITY FOR ANY DIRECT, SPECIAL, PUNITIVE, INDIRECT, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

“BofA Merrill Lynch” and “The BofA Merrill Lynch Build America Bond IndexSM”, “The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities IndexSM”, “The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities IndexSM”, “The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities IndexSM” and “The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities IndexSM” (together, the “BofA Merrill Lynch Indexes”) are reprinted with permission. © Copyright 2012 Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”). All rights reserved. The Funds are not issued, sponsored, endorsed or promoted by BofA Merrill Lynch, any affiliate of BofA Merrill Lynch or any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes. The BofA Merrill Lynch Indexes are the exclusive property of BofA Merrill Lynch and/or its affiliates. “BofA Merrill Lynch” and “The BofA Merrill Lynch Build America Bond IndexSM”, “The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities IndexSM”, “The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities IndexSM”, “The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities IndexSM” and “The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities IndexSM” are service marks of BofA Merrill Lynch and/or its affiliates and have been licensed for use for certain purposes by PowerShares on behalf of the Funds. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes makes any representation or warranty, express or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the BofA Merrill Lynch Indexes to track the corresponding market performance. BofA Merrill Lynch is the licensor of certain trademarks, trade names and service marks of BofA Merrill Lynch and/or its affiliates and of the BofA Merrill Lynch Indexes, which are determined, composed and calculated by BofA Merrill Lynch and/or its affiliates without regard to PowerShares, the Funds or the shareholders of the Funds. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes has any obligation to take the needs of PowerShares, the Funds or the shareholders of the Funds into consideration in determining, composing or calculating the BofA Merrill Lynch Indexes. None of BofA Merrill Lynch or any of its affiliates has the obligation to continue to provide the BofA Merrill Lynch Indexes to PowerShares or the Funds beyond the applicable license term. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes is responsible for or has participated in the determination of the timing, pricing, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be redeemable for cash. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes has any obligation or liability in connection with the administration, marketing or trading of the Funds. BofA Merrill Lynch and its affiliates do not provide investment advice to PowerShares or the Funds and are not responsible for the performance of the Funds.

NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEXES WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE BOFA MERRILL LYNCH INDEXES OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEXES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY POWERSHARES, THE FUNDS, SHAREHOLDERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BOFA MERRILL LYNCH INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEXES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR

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FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BOFA MERRILL LYNCH INDEXES OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEXES HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN BOFA MERRILL LYNCH AND POWERSHARES.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any BofA Merrill Lynch trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting BofA Merrill Lynch to determine whether BofA Merrill Lynch’s permission is required. Under no circumstances may any person or entity claim any affiliation with BofA Merrill Lynch without the written permission of BofA Merrill Lynch.

PowerShares Emerging Markets Sovereign Debt Portfolio is not sponsored, endorsed, sold or promoted by DB, and DB does not make any representation regarding the advisability of investing in Shares of PowerShares Emerging Markets Sovereign Debt Portfolio.

DB makes no representation or warranty, express or implied, to the owners of Shares of PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio or any member of the public regarding the advisability of investing in securities generally or in Shares of PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio particularly. As the Index Provider for PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio, DB’s only relationship to the Distributor, the Adviser or the Trust is through the licensing of certain trademarks and trade names of DB and the DB Emerging Market USD Liquid Balanced Index. NYSE Arca acts as the exchange on which the Shares of PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio are traded.

The DB Emerging Market USD Liquid Balanced Index and DB Global Short Maturity High Yield Bond Index is selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares of PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio, respectively. DB has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares of PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio into consideration when determining, composing or calculating the DB Emerging Market USD Liquid Balanced Index or DB Global Short Maturity High Yield Bond Index, respectively. DB is not responsible for and has not participated in the determination of the prices and amount of Shares of PowerShares Emerging

Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio or the timing of the issuance or sale of Shares of PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio or in the determination of any financial calculations relating thereto. DB has no obligation or liability in connection with the administration of the Trust or marketing of the Shares of PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio. DB does not guarantee the accuracy and/or the completeness of the DB Emerging Market USD Liquid Balanced Index and DB Global Short Maturity High Yield Bond Index or any data included therein, and DB shall have no liability for any errors, omissions, or interruptions therein. DB makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares of PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio, or any other person or entity, from the use of the DB Emerging Market USD Liquid Balanced Index and DB Global Short Maturity High Yield Bond Index or any data included therein. DB makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the DB Emerging Market USD Liquid Balanced Index and DB Global Short Maturity High Yield Bond Index or any data included therein, PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio, the Trust or the Shares of PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio. Without limiting any of the foregoing, in no event shall DB have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the DB Emerging Market USD Liquid Balanced Index and DB Global Short Maturity High Yield Bond Index or any data included therein, PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio, the Trust or the Shares of PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio, even if notified of the possibility of such damages.

“Deutsche Bank”, “DB Emerging Market USD Liquid Balanced IndexSM” and “DB Global Short Maturity High Yield Bond Index” are reprinted with permission. ©Copyright 2007 Deutsche Bank AG. All rights reserved. “Deutsche Bank”, DB Emerging Market USD Liquid Balanced IndexSM and DB Global Short Maturity High Yield Bond Index are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by the Adviser. The PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio is not sponsored, endorsed, sold or promoted by Deutsche Bank AG or any of its affiliates of subsidiaries. Deutsche Bank AG and Deutsche Bank Securities Inc., as Index Provider, make no representation, express or implied, regarding the advisability of investing in this product. As the Index Provider, Deutsche Bank AG and Deutsche Bank Securities Inc. are licensing certain trademarks, the underlying Index and trade names which are composed by Deutsche Bank AG and Deutsche Bank Securities Inc. without regard to this Index, this product or any investor.

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PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio is not sponsored, endorsed, sold or promoted by Deutsche Bank AG or any subsidiary or affiliate of Deutsche Bank AG, including Deutsche Bank Securities Inc. The Deutsche Bank DB Emerging Market USD Liquid Balanced Index and DB Global Short Maturity High Yield Bond Index is the exclusive property of Deutsche Bank AG. “Deutsche Bank”, “DB Emerging Market USD Liquid Balanced Index” and “DB Global Short Maturity High Yield Bond Index” are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by the Adviser. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Emerging Market USD Liquid Balanced Index and DB Global Short Maturity High Yield Bond Index makes any representation or warranty, express or implied, concerning the DB Emerging Market USD Liquid Balanced Index, PowerShares Emerging Markets Sovereign Debt Portfolio and DB Global Short Maturity High Yield Bond Index, PowerShares Global Short Term High Yield Bond Portfolio or the advisability of investing in securities generally. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Emerging Market USD Liquid Balanced Index and DB Global Short Maturity High Yield Bond Index has any obligation to take the needs of PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Index, the Adviser, or its clients into consideration when determining, composing or calculating the DB Emerging Market USD Liquid Balanced Index and DB Global Short Maturity High Yield Bond Index. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Emerging Market USD Liquid Balanced Index and DB Global Short Maturity High Yield Bond Index is responsible for or has participated in the determination of the timing of, prices at, quantities or valuation of the Fund. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Emerging Market USD Liquid Balanced Index and DB Global Short Maturity High Yield Bond Index has any obligation or liability in connection with the administration, marketing or trading of PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio.

NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB EMERGING MARKET USD LIQUID BALANCED INDEX AND DB GLOBAL SHORT MATURITY HIGH YIELD BOND INDEX WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE DB EMERGING MARKET USD LIQUID BALANCED INDEX AND DB GLOBAL SHORT MATURITY HIGH YIELD BOND INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB EMERGING MARKET USD LIQUID BALANCED INDEX AND DB GLOBAL SHORT MATURITY HIGH YIELD BOND INDEX

MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO AND POWERSHARES GLOBAL SHORT TERM HIGH YIELD BOND PORTFOLIO FROM THE USE OF THE DB EMERGING MARKET USD LIQUID BALANCED INDEX AND DB GLOBAL SHORT MATURITY HIGH YIELD BOND INDEX OR ANY DATA INCLUDED THEREIN. NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB EMERGING MARKET USD LIQUID BALANCED INDEX AND DB GLOBAL SHORT MATURITY HIGH YIELD BOND INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DB EMERGING MARKET USD LIQUID BALANCED INDEX AND DB GLOBAL SHORT MATURITY HIGH YIELD BOND INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB EMERGING MARKET USD LIQUID BALANCED INDEX AND DB GLOBAL SHORT MATURITY HIGH YIELD BOND INDEX HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DEUTSCHE BANK AG AND THE ADVISER.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any DB trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting DB to determine whether DB’s permission is required. Under no circumstances may any person or entity claim any affiliation with DB without the written permission of DB.

The trade names Fundamental Index®, RAFI® (Research Affiliates Fundamental Index®), the RAFI logo, and the Research Affiliates® corporate name and logo are registered trademarks and are the exclusive intellectual property of Research Affiliates, LLC. Any use of these trade names and logos without the prior written permission of Research Affiliates, LLC is expressly prohibited. Research Affiliates, LLC reserves the right to take any and all necessary action to preserve all of its rights, title and interest in and to these marks. Fundamental Index® concept, the non-capitalization method for creating and weighting of an index of securities which is patented and patent-pending proprietary intellectual property of Research Affiliates, LLC. (US Patent Nos. 7,620,577; 7,792,719; 8,374,939; 8,380,604; RE 44,098; and RE 44,362; Patent Pending Publ. Nos. WO 2005/076812, WO 2007/078399 A2, and WO 2008/118372).

Investors should be aware of the risks associated with data sources and quantitative processes used in our investment management process. Errors may exist in data acquired from third party vendors, the construction of model portfolios, and in coding related to the index and portfolio construction process. While

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Research Affiliates takes steps to identify data and process errors so as to minimize the potential impact of such errors on index and portfolio performance, we cannot guarantee that such errors will not occur.

The RAFI® Bonds US Investment Grade 1-10 Index and RAFI® Bonds US High Yield 1-10 Index are calculated by ALM Research Solutions, LLC in conjunction with Research Affiliates, LLC. All rights and interests in the RAFI® Bonds US Investment Grade 1-10 Index and the RAFI® Bonds US High Yield 1-10 Index vest in Research Affiliates, LLC. All rights in and to the Research Affiliates, LLC Fundamental Index® concept used in the calculation of the RAFI® Bonds US Investment Grade 1-10 Index and the RAFI® Bonds US High Yield 1-10 Index vest in Research Affiliates, LLC. The RAFI® Bonds US Investment Grade 1-10 Index and the RAFI® Bonds US High Yield 1-10 Index are not sponsored, endorsed, sold or promoted by ALM Research Solutions, LLC, and ALM Research Solutions, LLC makes no representation regarding the advisability of investing in such product(s). Neither ALM Research Solutions, LLC nor Research Affiliates, LLC make any warranties, express or implied, to any of their customers nor anyone else regarding the accuracy or completeness of any data related to the RAFI® Bonds US Investment Grade 1-10 Index or the RAFI® Bonds US High Yield 1-10 Index. All information is provided for information purposes only.

Neither ALM Research Solutions, LLC nor Research Affiliates, LLC accept any liability for any errors or any loss arising from the use of information in this publication.

EACH OF THE POWERSHARES INTERNATIONAL CORPORATE BOND PORTFOLIO AND THE POWERSHARES SENIOR LOAN PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR’S AND ITS AFFILIATES (“S&P”). S&P MAKES NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUNDS PARTICULARLY OR THE ABILITY OF THE S&P INTERNATIONAL CORPORATE BOND INDEX® OR S&P/LSTA U.S. LEVERAGED LOAN 100 INDEX TO TRACK THE PERFORMANCE OF CERTAIN FINANCIAL MARKETS AND/OR SECTORS THEREOF AND/OR OF GROUPS OF ASSETS OR ASSET CLASSES. S&P’S ONLY RELATIONSHIP TO THE ADVISER IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES AND OF THE S&P INTERNATIONAL CORPORATE BOND INDEX® AND S&P/LSTA U.S. LEVERAGED LOAN 100 INDEX WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE ADVISER OR THE FUNDS. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P INTERNATIONAL CORPORATE BOND INDEX® OR THE S&P/LSTA U.S. LEVERAGED LOAN 100 INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUNDS OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUNDS OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES OF THE FUNDS ARE TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE FUNDS.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P INTERNATIONAL CORPORATE BOND INDEX® OR S&P/LSTA U.S. LEVERAGED LOAN 100 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, CONDITION OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INTERNATIONAL CORPORATE BOND INDEX® OR S&P/LSTA U.S. LEVERAGED LOAN 100 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, REPRESENTATIONS OR CONDITIONS, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE S&P INTERNATIONAL CORPORATE BOND INDEX® OR S&P/LSTA U.S. LEVERAGED LOAN 100 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE S&P INTERNATIONAL CORPORATE BOND INDEX® OR S&P/LSTA U.S. LEVERAGED LOAN 100 INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Bloomberg US Municipal AMT-Free Weekly VRDO Index is a trademark and service mark of Bloomberg and has been licensed for use by the Adviser. Bloomberg is not affiliated with the Adviser or the PowerShares VRDO Tax-Free Weekly Portfolio. BLOOMBERG AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, RELATING TO THE BLOOMBERG US MUNICIPAL AMT-FREE WEEKLY VRDO INDEX, ANY THIRD-PARTY DATA, THE POWERSHARES VRDO TAX-FREE WEEKLY PORTFOLIO OR THE ADVISER’S TRADEMARKS, OR THE RESULTS TO BE ATTAINED BY THE ADVISER OR OTHERS FROM THE USE OF THE UNDERLYING INDEX, ANY THIRD-PARTY DATA, THE POWERSHARES VRDO TAX-FREE WEEKLY PORTFOLIO OR THE ADVISER’S TRADEMARKS, INCLUDING, BUT NOT LIMITED TO, EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

NEITHER BLOOMBERG NOR ITS AFFILIATES: (I) APPROVE, ENDORSE, REVIEW OR RECOMMEND THE ADVISER OR THE POWERSHARES VRDO TAX-FREE WEEKLY PORTFOLIO, (II) GUARANTEE THE CORRECTNESS OR COMPLETENESS OF THE BLOOMBERG US MUNICIPAL AMT-FREE WEEKLY VRDO INDEX OR OTHER INFORMATION FURNISHED IN CONNECTION WITH THE BLOOMBERG US MUNICIPAL AMT-FREE WEEKLY VRDO INDEX, (III) WARRANT, EXPRESSLY OR IMPLIEDLY, THE RESULTS TO BE OBTAINED BY THE ADVISER, THE ADVISER’S CUSTOMERS, OWNERS OF THE POWERSHARES VRDO TAX-FREE WEEKLY PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG US MUNICIPAL AMT-FREE WEEKLY VRDO INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG, ITS AFFILIATES, AND THEIR RESPECTIVE EMPLOYEES, SUBCONTRACTORS, AGENTS, SUPPLIERS AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY, CONTINGENT OR OTHERWISE, FOR ANY INJURY OR DAMAGES

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ARISING OUT OF ANY ERRORS, INACCURACIES, OMISSIONS OR ANY OTHER FAILURE IN CONNECTION WITH BLOOMBERG US MUNICIPAL AMT-FREE WEEKLY VRDO INDEX OR POWERSHARES VRDO TAX-FREE WEEKLY PORTFOLIO.

THE ADVISER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN, AND THE ADVISER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS RESTATEMENTS, RE-CALCULATIONS, OR INTERRUPTIONS THEREIN. THE ADVISER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, OWNERS OF THE SHARES OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. THE ADVISER MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE ADVISER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) ARISING OUT OF MATTERS RELATING TO THE USE OF THE UNDERLYING INDEXES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Premium/Discount Information

Information on the daily NAV per Share for each Fund can be found at www.InvescoPowerShares.com. Additionally, information regarding how often the Shares of each Fund traded on NYSE Arca at a price above (at a premium) or below (at a discount) the NAV of the Fund during the past four calendar quarters, if available, can be found at www.InvescoPowerShares.com.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies (and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act) in the securities of other investment companies. However, registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into a participant agreement with the Trust on behalf of a Fund prior to exceeding the limits imposed by Section 12(d)(1). Additionally, each Fund is permitted to invest in other registered investment companies beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in another exemptive order that the SEC has issued to the Trust. If a Fund relies on this exemptive relief, however, other investment companies may not invest in that Fund beyond the statutory provisions of Section 12(d)(1).

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of

Shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available with respect to transactions on a national exchange.

Delivery of Shareholder Documents—Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Trust, the Funds and the Shares, you may request a copy of the Trust’s SAI. The SAI provides detailed information about the Funds and is incorporated by

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reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Funds’ investments also is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report free of charge, or to make Shareholder inquiries, please:

Call:	Invesco Distributors, Inc. at 1.800.983.0903
Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

Write:	PowerShares Exchange-Traded Fund Trust II
c/o Invesco Distributors, Inc.
11 Greenway Plaza, Suite 1000
Houston, Texas 77046-1173

Visit:	www.InvescoPowerShares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street N.E., Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Funds’ Shares, whether or not participating in this distribution, generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-21977.

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PowerShares Exchange-Traded Fund Trust II		P-PS-PRO-9 REV070814
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
www.InvescoPowerShares.com 800.983.0903	@PowerShares

Investment Company Act File No. 811-21977

PowerShares Exchange-Traded Fund Trust II

STATEMENT OF ADDITIONAL INFORMATION

Dated February 28, 2014, as supplemented July 8, 2014

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses, each dated February 28, 2014, and for certain Funds, as supplemented July 8, 2014 for the PowerShares Exchange-Traded Fund Trust II (the “Trust”), relating to the series of the Trust listed below (each a “Fund” and, collectively the “Funds”), as such Prospectuses may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker
PowerShares 1-30 Laddered Treasury Portfolio	NYSE Arca, Inc.	PLW
PowerShares Build America Bond Portfolio	NYSE Arca, Inc.	BAB
PowerShares California AMT-Free Municipal Bond Portfolio (formerly known as PowerShares Insured California Municipal Bond Portfolio)	NYSE Arca, Inc.	PWZ
PowerShares CEF Income Composite Portfolio	NYSE Arca, Inc.	PCEF
PowerShares Chinese Yuan Dim Sum Bond Portfolio	NYSE Arca, Inc.	DSUM
PowerShares DWA Developed Markets Momentum Portfolio (formerly PowerShares DWA Developed Markets Technical Leaders Portfolio)	NYSE Arca, Inc.	PIZ
PowerShares DWA Emerging Markets Momentum Portfolio (formerly PowerShares DWA Emerging Markets Technical Leaders Portfolio)	NYSE Arca, Inc.	PIE
PowerShares DWA SmallCap Momentum Portfolio (formerly PowerShares DWA SmallCap Technical Leaders™ Portfolio)	NYSE Arca, Inc.	DWAS
PowerShares Emerging Markets Infrastructure Portfolio	NYSE Arca, Inc.	PXR
PowerShares Emerging Markets Sovereign Debt Portfolio	NYSE Arca, Inc.	PCY
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	NYSE Arca, Inc.	PAF
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	NYSE Arca, Inc.	PXF
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	NYSE Arca, Inc.	PDN
PowerShares FTSE RAFI Emerging Markets Portfolio	NYSE Arca, Inc.	PXH
PowerShares Fundamental Emerging Markets Local Debt Portfolio	NYSE Arca, Inc.	PFEM
PowerShares Fundamental High Yield® Corporate Bond Portfolio	NYSE Arca, Inc.	PHB
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	NYSE Arca, Inc.	PFIG
PowerShares Global Agriculture Portfolio	The NASDAQ Stock Market LLC	PAGG
PowerShares Global Clean Energy Portfolio	NYSE Arca, Inc.	PBD
PowerShares Global Gold and Precious Metals Portfolio	The NASDAQ Stock Market LLC	PSAU
PowerShares Global Short Term High Yield Bond Portfolio	NYSE Arca, Inc.	PGHY
PowerShares Global Water Portfolio	NYSE Arca, Inc.	PIO
PowerShares International Corporate Bond Portfolio	NYSE Arca, Inc.	PICB
PowerShares KBW Bank Portfolio	NYSE Arca, Inc.	KBWB
PowerShares KBW Capital Markets Portfolio	NYSE Arca, Inc.	KBWC
PowerShares KBW High Dividend Yield Financial Portfolio	NYSE Arca, Inc.	KBWD
PowerShares KBW Insurance Portfolio	NYSE Arca, Inc.	KBWI
PowerShares KBW Premium Yield Equity REIT Portfolio	NYSE Arca, Inc.	KBWY
PowerShares KBW Property & Casualty Insurance Portfolio	NYSE Arca, Inc.	KBWP
PowerShares KBW Regional Banking Portfolio	NYSE Arca, Inc.	KBWR
PowerShares National AMT-Free Municipal Bond Portfolio (formerly known as PowerShares Insured National Municipal Bond Portfolio)	NYSE Arca, Inc.	PZA
PowerShares New York AMT-Free Municipal Bond Portfolio (formerly know as PowerShares Insured New York Municipal Bond Portfolio)	NYSE Arca, Inc.	PZT
PowerShares NYSE Century Portfolio	NYSE Arca, Inc.	NYCC
PowerShares Preferred Portfolio	NYSE Arca, Inc.	PGX
PowerShares S&P 500® High Beta Portfolio	NYSE Arca, Inc.	SPHB
PowerShares S&P 500® High Dividend Portfolio	NYSE Arca, Inc.	SPHD
PowerShares S&P 500® Low Volatility Portfolio	NYSE Arca, Inc.	SPLV
PowerShares S&P Emerging Markets High Beta Portfolio	NYSE Arca, Inc.	EEHB
PowerShares S&P Emerging Markets Low Volatility Portfolio	NYSE Arca, Inc.	EELV
PowerShares S&P International Developed High Beta Portfolio	NYSE Arca, Inc.	IDHB
PowerShares S&P International Developed High Quality Portfolio	NYSE Arca, Inc.	IDHQ
PowerShares S&P International Developed Low Volatility Portfolio	NYSE Arca, Inc.	IDLV

Fund	Principal U.S. Listing Exchange	Ticker
PowerShares S&P MidCap Low Volatility Portfolio	NYSE Arca, Inc.	XMLV
PowerShares S&P SmallCap Consumer Discretionary Portfolio	The NASDAQ Stock Market LLC	PSCD
PowerShares S&P SmallCap Consumer Staples Portfolio	The NASDAQ Stock Market LLC	PSCC
PowerShares S&P SmallCap Energy Portfolio	The NASDAQ Stock Market LLC	PSCE
PowerShares S&P SmallCap Financials Portfolio	The NASDAQ Stock Market LLC	PSCF
PowerShares S&P SmallCap Health Care Portfolio	The NASDAQ Stock Market LLC	PSCH
PowerShares S&P SmallCap Industrials Portfolio	The NASDAQ Stock Market LLC	PSCI
PowerShares S&P SmallCap Information Technology Portfolio	The NASDAQ Stock Market LLC	PSCT
PowerShares S&P SmallCap Low Volatility Portfolio	NYSE Arca, Inc.	XSLV
PowerShares S&P SmallCap Materials Portfolio	The NASDAQ Stock Market LLC	PSCM
PowerShares S&P SmallCap Utilities Portfolio	The NASDAQ Stock Market LLC	PSCU
PowerShares Senior Loan Portfolio	NYSE Arca, Inc.	BKLN
PowerShares VRDO Tax-Free Weekly Portfolio	NYSE Arca, Inc.	PVI

Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted. A copy of each Prospectus may be obtained without charge by writing to the Trust’s Distributor, Invesco Distributors, Inc. (the “Distributor”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, or by calling toll free 800.983.0903. The audited financial statements for each Fund contained in each Fund’s 2013 Annual Report and the related report of PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, are incorporated herein by reference in the section “Financial Statements.” No other portions of the Trust’s Annual Report are incorporated herein by reference.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of 57 Funds. The SAI contains information for 55 Funds. Each Fund (except as indicated below) is “non-diversified,” and as such, each such Fund’s investments are not required to meet certain diversification requirements under the 1940 Act. The following Funds are classified as “diversified”: PowerShares Build America Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares S&P International Developed High Quality Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio. The shares of each of the Funds are referred to in this SAI as “Shares.”

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its specific benchmark index (each, an “Underlying Index”). Invesco PowerShares Capital Management LLC (the “Adviser”), an indirect, wholly-owned subsidiary of Invesco Ltd., manages the Funds.

With respect to PowerShares Senior Loan Portfolio, the Adviser has entered into an investment sub-advisory agreement with an affiliate to serve as investment sub-adviser to the Fund. The affiliated sub-adviser, Invesco Senior Secured Management, Inc. (“Invesco Senior Secured” or the “Sub-Adviser”), is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). The Sub-Adviser is an indirect, wholly-owned subsidiary of Invesco Ltd.

Each Fund (except as indicated below) issues and redeems Shares at net asset value (“NAV”) only in aggregations of 50,000 Shares (each a “Creation Unit” or a “Creation Unit Aggregation”). The following Funds issue and redeem Shares at NAV in aggregations of 100,000 Shares: PowerShares DWA Developed Markets Momentum Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio, PowerShares S&P International Developed Low Volatility Portfolio and PowerShares Senior Loan Portfolio. PowerShares Global Clean Energy Portfolio issues and redeems Shares at NAV in aggregations of 75,000 Shares.

Each Fund (except as indicated below) issues and redeems Creation Units principally in exchange for a basket of securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), plus certain transaction fees; however, such Funds also reserve the right to permit or require Creation Units to be issued in exchange for cash. PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio issue and redeem Shares at NAV in Creation Unit Aggregations principally for cash, calculated based on the NAV per Share, multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus certain transaction fees; however, such Funds also reserve the right to permit or require Creation Units to be issued in exchange for Deposit securities together with the deposit of a Cash Component.

Shares of the following Funds are listed on NYSE Arca, Inc. (“NYSE Arca”) (each such Fund is an “NYSE Arca-listed Fund”): PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares DWA SmallCap Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares Global Water Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares NYSE Century Portfolio, PowerShares Preferred Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® High Dividend Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio, PowerShares S&P International Developed High Quality Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P MidCap Low Volatility Portfolio, , PowerShares S&P SmallCap Low Volatility Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio.

Shares of the following Funds are listed on The NASDAQ Stock Market LLC (“NASDAQ”) (each such Fund is a “NASDAQ-listed Fund”): PowerShares Global Agriculture Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio and PowerShares S&P SmallCap Utilities Portfolio. Together, NYSE Arca and NASDAQ are the “Exchanges,” and each is an “Exchange.”

Shares trade on the respective Exchanges at market prices that may be below, at, or above NAV. In the event of the liquidation of a Fund, the Trust may decrease the number of Shares in a Creation Unit.

Each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. In each instance of such cash creations or redemptions, the Funds may impose transaction fees that will be higher than the transaction fees associated with in-kind creations or redemptions.

EXCHANGE LISTING AND TRADING

Shares of each NYSE Arca-listed Fund and each NASDAQ-listed Fund are listed for trading, and trade throughout the day, on their respective Exchanges.

There can be no assurance that a Fund will continue to meet the requirements of the Exchanges necessary to maintain the listing of its Shares. The applicable Exchange may, but is not required to, remove the Shares of a Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Fund’s Underlying Index no longer is calculated or available; or (iii) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on such Exchange inadvisable. The applicable Exchange will remove the Shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchanges, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

In order to provide additional information regarding the indicative value of Shares of the Funds, the Exchanges or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for the NYSE Arca-listed Funds and NASDAQ-listed Funds, respectively, as calculated by an information provider or market data vendor. The Trust is not involved in, or responsible for any aspect of, the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

The NASDAQ-listed Funds are not sponsored, endorsed, sold or promoted by NASDAQ or its affiliates (collectively, the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the NASDAQ-listed Funds. The Corporations make no representation or warranty, express or implied, to the owners of the NASDAQ-listed Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The Corporations’ only relationship to the Trust is as a calculation agent for the IIVs for the respective NASDAQ-listed Funds’ Shares. The Corporations have no liability in connection with the administration, marketing or trading of the NASDAQ-listed Funds.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE DATA ON WHICH THE IIV CALCULATIONS ARE BASED OR THE ACTUAL COMPUTATION OF THE VALUE OF THE IIV, NOR SHALL THE CORPORATIONS BE RESPONSIBLE FOR ANY DELAYS IN THE COMPUTATION OR DISSEMINATION OF THE IIV VALUES. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE IIVS OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE IIVS OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF DAMAGES.

INVESTMENT RESTRICTIONS

The Funds have adopted as fundamental policies the respective investment restrictions numbered (1) through (12) below, except that restrictions (1) and (2) only apply to those Funds classified as “diversified” Funds, as listed above in the section “General Description of the Trust and the Funds.” Except as noted in the prior sentence or as otherwise noted below, each Fund, as a fundamental policy, may not:

(1)  As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. Government, its agencies or instrumentalities).

(2)  As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

(3)  With respect to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Water Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares Preferred Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P International Developed High Quality Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio, PowerShares S&P SmallCap Utilities Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(4)  With respect to PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares DWA SmallCap Momentum Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares NYSE Century Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P MidCap Low Volatility Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio and PowerShares S&P 500® High Dividend Portfolio, invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(5)  With respect to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares DWA SmallCap Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares Global Water Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares NYSE Century Portfolio, PowerShares Preferred Portfolio, PowerShares S&P 500® High Dividend Portfolio,

PowerShares S&P International Developed High Quality Portfolio, PowerShares S&P MidCap Low Volatility Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio, PowerShares S&P SmallCap Materials Portfolio, PowerShares S&P SmallCap Utilities Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(6)  With respect to PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio, PowerShares S&P International Developed Low Volatility Portfolio and PowerShares Senior Loan Portfolio, borrow money, except the Fund may borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

(7)  Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities.

(8)  Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(9)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(10)  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(11)  With respect to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares DWA SmallCap Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares Global Water

Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares NYSE Century Portfolio, PowerShares Preferred Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® High Dividend Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P International Developed High Quality Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P MidCap Low Volatility Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio, PowerShares S&P SmallCap Materials Portfolio, PowerShares S&P SmallCap Utilities Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, issue senior securities, except as permitted under the 1940 Act.

(12)  With respect to PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P International Developed Low Volatility Portfolio, issue senior securities.

Except for restrictions (5), (6), (8)(ii) and (iii), (11) and (12), if a Fund adheres to a percentage restriction at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to restrictions (5), (6), (8)(ii) and (iii), (11) and (12), in the event that a Fund’s borrowings, unpurchased agreements and loans of portfolio securities at any time exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans) due to subsequent changes in the value of the Fund’s assets or otherwise, within three days (excluding Sundays and holidays), the Fund will take corrective action to reduce the amount of its borrowings, unpurchased agreements and loans of portfolio securities to an extent that such borrowings, unpurchased agreements and loans of portfolio securities will not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans).

The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a “majority of the Fund’s outstanding voting securities.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s Shares present at a meeting, if the holders of more than 50% of the Fund’s Shares are present or represented by proxy, or (ii) more than 50% of the Fund’s Shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund also is subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Each Fund may not:

(1)  Except for PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares Senior Loan Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P International Developed Low Volatility Portfolio, sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)  With respect to PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares Senior Loan Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P International Developed Low Volatility Portfolio, sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost.

(3)  Except for PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares Senior Loan Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P International Developed Low Volatility Portfolio, purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(4)  With respect to PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares Senior Loan Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P International Developed Low Volatility Portfolio, purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.

(5)  Except for PowerShares CEF Income Composite Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio and PowerShares Senior Loan Portfolio, purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

(6)  With respect to PowerShares CEF Income Composite Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, and PowerShares Senior Loan Portfolio, purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(7)  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(8)  Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

The investment objective of each Fund is a non-fundamental policy that the Board can change without approval by shareholders upon 60 days’ written notice to Shareholders.

In accordance with the 1940 Act, each of the following Funds have adopted either a fundamental or non-fundamental policy (as set forth below) to invest in securities suggested by the Fund’s name (each, an “80% investment policy”):

Each of PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Water Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares Preferred Portfolio, PowerShares S&P International Developed High Quality Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio and PowerShares S&P SmallCap Utilities Portfolio, PowerShares Senior Loan Portfolio, PowerShares VRDO Tax-Free Weekly Portfolio, PowerShares DWA SmallCap Momentum Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares S&P 500® High Dividend Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P MidCap Low Volatility Portfolio and PowerShares S&P SmallCap Low Volatility Portfolio has adopted the 80% investment policy. Each Fund considers securities suggested by its name to be those securities that comprise its Underlying Index.

Each Fund (except PowerShares VRDO Tax-Free Weekly Portfolio) will meet its 80% investment policy by investing 80% of its net assets (plus the amount of any borrowing for investment purposes) in such securities. PowerShares VRDO Tax-Free Weekly Portfolio instead will meet its 80% investment policy by investing at least 80% of its total assets in such securities. The 80% investment policy for each Fund (except for PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio) is a non-fundamental policy, and each of these Funds will provide its shareholders with at least 60 days’ prior written notice of any change to its 80% investment policy. The 80% investment policy for each of PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio is fundamental and may not be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

Each Fund seeks to achieve its investment objective by investing primarily in securities that comprise its Underlying Index. PowerShares CEF Income Composite Portfolio invests primarily in securities of other funds, exchange-traded notes (“ETNs”), equity securities and fixed income securities included in its Underlying Index. The funds included in the Underlying Index for PowerShares CEF Income Composite Portfolio include U.S.-listed closed-end funds (the “Underlying Funds”).

Each Fund operates as an index fund and will not be actively managed. Each Fund (except for PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Preferred Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio) attempts to replicate, before fees and expenses, the performance of its Underlying Index by generally investing in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index, although a Fund may use sampling techniques for the purpose of complying with regulatory or investment restrictions or when sampling is deemed appropriate to track the Underlying Index. Each of PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Preferred Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio primarily uses a “sampling” methodology to seek to achieve its respective investment objective, which may cause such Fund not to be as well-correlated with the return of its Underlying Index as would be the case if such Fund purchased assets of the securities in its respective Underlying Index in the proportions represented in such Underlying Index.

Investment Risks

A discussion of the risks associated with an investment in the Funds is contained in the Funds’ Prospectuses in the “Summary Information—Principal Risks of Investing in the Fund,” “Additional Information About the Funds’ Strategies and Risks—Principal Risks of Investing in the Funds” and “—Additional Risks of Investing in the Funds” sections. The discussion below supplements, and should be read in conjunction with, these sections.

An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities in general and other factors that affect the market.

An investment in a Fund also should be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers’ change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The Funds are not actively managed, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities a Fund holds unless the respective index provider removes the securities of such issuer from its respective Underlying Index.

Correlation and Tracking Error.  Correlation measures the degree of association between the returns of a Fund and its Underlying Index. Each Fund seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at each Fund’s fiscal year-end by comparing the Fund’s average monthly total returns, before fees and expenses, to its Underlying Index’s average monthly total returns over the prior one-year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of a Fund and its Underlying Index is to assess the “tracking error”

between the two. Tracking error means the variation between each Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Underlying Index’s returns.

An investment in each Fund should be made with an understanding that the Fund will not be able to replicate exactly the performance of its Underlying Index, because the total return that the securities generate will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index. Because PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio issue and redeem Creation Units principally for cash, they will incur higher costs in buying and selling securities than if they issued and redeemed Creation Units principally in-kind.

In addition, the use of a representative sampling approach by PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Preferred Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio may cause each of these Funds not to be as well correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in such Underlying Index. It also is possible that, for short periods of time, a Fund may not replicate fully the performance of its Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because each Fund is required to correct such imbalances by means of adjusting the composition of its portfolio holdings. It also is possible that the composition of a Fund may not replicate exactly the composition of its respective Underlying Index if the Fund has to adjust its portfolio holdings to continue to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Equity Securities.  For those Funds that invest in equity securities and common stocks, holders of such securities incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, equity securities and common stocks have neither a fixed principal amount nor a maturity.

Common Stocks.  Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Bonds.  Certain Funds, and certain Underlying Funds into which PowerShares CEF Income Composite Portfolio may invest, may invest in bonds. A bond is an interest-bearing security issued by a company,

governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds. PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Emerging Markets Sovereign Debt Bond Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio and PowerShares Preferred Portfolio may treat some of these types of bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the bonds may not be able to meet their obligations on interest or principal payments at the time called for by the bond.

High Yield Debt Securities.  Certain Funds, and certain Underlying Funds into which PowerShares CEF Income Composite Portfolio may invest, may invest in high yield debt securities, which are rated below investment grade and commonly are known as “junk bonds.” Investment in high yield debt securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield debt securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield debt securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of a Fund or Underlying Fund than a fund that invests in higher-rated securities.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield debt securities held by a Fund.

The secondary market on which high yield debt securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund or Underlying Fund could sell a high yield debt security, and could adversely affect the daily NAV per share of the Fund. When secondary markets for high yield debt securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.

The use of credit ratings as a principal method of selecting high yield debt securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield debt securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

Loans.  PowerShares Senior Loan Portfolio, and certain Underlying Funds into which PowerShares CEF Income Composite Portfolio may invest, invest in loans. Loans consist generally of obligations of companies and other entities (collectively, “borrowers”) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Loans often are obligations of borrowers who have incurred a significant percentage of debt compared to equity issued and thus are highly leveraged. All or a significant portion of the loans in which PowerShares Senior Loan Portfolio will invest are expected to be below investment grade quality.

Loans may be acquired by direct investment as a lender at the inception of the loan or by assignment of a portion of a loan previously made to a different lender or by purchase of a participation interest. If a Fund makes a direct investment in a loan as one of the lenders, it generally acquires the loan at par. This means the Fund receives a return at the full interest rate for the loan. If the Fund acquires its interest in loans in the secondary market or acquires a participation interest, the loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate of the loan. PowerShares Senior Loan Portfolio generally will purchase loans from banks or other financial institutions through assignments or participations.

When a Fund acts as one of a group of lenders originating a senior loan, it may participate in structuring the senior loan and have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-offs. Lenders also have full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the senior loan. Certain decisions, such as reducing the amount of interest on or principal of a senior loan, releasing collateral, changing the maturity of a senior loan or a change in control of the borrower, frequently require the unanimous vote or consent of all lenders affected.

When a Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because the PowerShares Senior Loan Portfolio usually does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders. Assignments may be arranged through private negotiations and the rights and obligations acquired by the purchase of an assignment may differ from, and be more limited than, those held by the assigning lender.

A participation interest represents a fractional interest in a loan held by the lender selling the Fund the participation interest. In the case of participations, the Fund will not have any direct contractual relationship with the borrower, the Fund’s rights to consent to modifications of the loan are limited and it is dependent upon the participating lender to enforce the Fund’s rights upon a default. The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.

The Fund may be subject to the credit of both the agent and the lender from whom the Fund acquires a participation interest. These credit risks may include delay in receiving payments of principal and interest paid by the borrower to the agent or, in the case of a participation, offsets by the lender’s regulator against payments received from the borrower. In the event of the borrower’s bankruptcy, the borrower’s obligation to repay the loan may be subject to defenses that the borrower can assert as a result of improper conduct by the agent.

Historically, the amount of public information available about a specific loan has been less extensive than if the loan were registered or exchange-traded.

The loans in which PowerShares Senior Loan Portfolio will invest will, in most instances, be secured and senior to other indebtedness of the borrower. Each loan generally will be secured by collateral such as accounts receivable, inventory, equipment, real estate, intangible assets such as trademarks, copyrights and patents, and securities of subsidiaries or affiliates. Collateral also may include guarantees or other credit support by affiliates of the borrower. The value of the collateral generally will be determined by reference to financial statements of the borrower, by an independent appraisal, by obtaining the market value of such collateral, in the case of cash or securities if readily ascertainable, or by other customary valuation techniques considered appropriate by the Adviser or Sub-Adviser. The value of collateral may decline after the Fund’s investment, and collateral may be difficult to sell in the event of default. Consequently, the Fund may not receive all the payments to which it is entitled. The loan agreement may or may not require the borrower to pledge additional collateral to secure the senior loan if the value of the initial collateral declines. In certain circumstances, the loan agreement may authorize the agent to liquidate the collateral and to distribute the liquidation proceeds pro rata among the lenders. By virtue of their senior position and collateral, senior loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means senior loans generally are repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. To the extent that the Fund invests in unsecured loans, if the borrower defaults on such loan, there is no specific collateral on which the lender can foreclose. If the borrower defaults on a subordinated loan, the collateral may not be sufficient to cover both the senior and subordinated loans. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral.

PowerShares Senior Loan Portfolio may purchase and retain in its portfolio senior loans of borrowers that have filed for protection under the federal bankruptcy laws or that have had involuntary bankruptcy petitions filed against them by creditors. Investing in senior loans involves investment risk, and some borrowers default on their senior loan payments.

Senior loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (“LIBOR”). For example, if LIBOR were 3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 5.50%.

Although a base rate such as LIBOR can change every day, loan agreements for senior loans typically allow the borrower the ability to choose how often the base rate for its loan will change. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a senior loan typically does not change.

Senior loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of senior loans may be considerably less than their stated maturity.

Senior loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a senior loan. Agents typically are paid fees by the borrower for their services.

The agent is responsible primarily for negotiating the loan agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent is paid a fee by the borrower for its services. The agent generally is required to administer and manage the senior loan on behalf of other lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The agent may rely on independent appraisals of specific collateral. The agent need not, however, obtain an independent appraisal of assets pledged as collateral in all cases. The agent generally also is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing a senior loan. PowerShares Senior Loan Portfolio normally relies on the agent to collect principal of and interest on a senior loan. The Fund also relies in part on the agent to monitor compliance by the borrower with the restrictive covenants in the loan agreement and to notify the Fund (or the lender from whom the Fund has purchased a participation) of any adverse change in the borrower’s financial condition. Insolvency of the agent or other persons positioned between the Fund and the borrower could result in losses for the Fund.

Loan agreements may provide for the termination of the agent’s agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor, with respect to an assignment interpositioned between PowerShares Senior Loan Portfolio and the borrower, become insolvent or enter FDIC receivership or bankruptcy, any interest in the senior loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in its NAV.

Most borrowers pay their debts from cash flow generated by their businesses. If a borrower’s cash flow is insufficient to pay its debts, it may attempt to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in a bankruptcy proceeding, access to collateral may be limited by bankruptcy and other laws. If a court decides that access to collateral is limited or void, the Fund may not recover the full amount of principal and interest that is due.

A borrower must comply with certain restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of principal and interest, these covenants may include restrictions on the payment of dividends and other distributions to the borrower’s shareholders, provisions requiring compliance with specific financial ratios, and limits on total indebtedness. The agreement also may require the prepayment of the loans from excess cash flow. A breach of a covenant that is not waived by the agent (or lenders directly) is normally an event of default, which provides the agent and lenders the right to call for repayment of the outstanding loan.

In the process of buying, selling and holding senior loans, PowerShares Senior Loan Portfolio may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. Facility fees are paid to lenders when a senior loan is originated. Commitment fees are paid to lenders on an ongoing basis based on the unused portion of a senior loan commitment. Lenders may receive prepayment penalties when a borrower prepays a senior loan. Whether the Fund receives a facility fee in the case of an assignment, or any fees in the case of a participation, depends on negotiations between the Fund and the lender selling such interests. When the Fund buys an assignment, it may be required to pay a fee to the lender selling the assignment, or to forgo a portion of interest and fees payable to the Fund. Occasionally, the assignor pays a fee to the assignee. A person selling a participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee.

Notwithstanding its intention in certain situations not to receive material, non-public information with respect to its management of investments in loans, the Adviser or the Sub-Adviser may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Fund’s portfolio. Possession of such information may in some instances occur despite the Adviser’s or the Sub-Adviser’s efforts to avoid such possession, but in other instances the Adviser or the Sub-Adviser may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). The Adviser’s or the Sub-Adviser’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on the Adviser’s or the Sub-Adviser’s ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

An increase in demand for loans may benefit the Fund by providing increased liquidity for such loans and higher sales prices, but it also may adversely affect the rate of interest payable on such loans acquired by the Fund and the rights provided to the Fund under the terms of the applicable loan agreement, and may increase the price of loans that the Fund wishes to purchase in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in the Fund’s portfolio, which could cause the Fund’s NAV to decline.

PowerShares Senior Loan Portfolio generally will sell loans it holds by way of an assignment but may at any time facilitate its ability to fund redemption requests by selling participation interests in such loans. The Fund may be required to pass along to a person that buys a loan from the Fund by way of assignment or participation interest a portion of any fees to which the Fund is entitled.

Privately Issued Securities.  Certain Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund.

Ratings.  An investment grade rating means the security or issuer is rated investment-grade by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Ltd. (“Fitch”) or another nationally recognized statistical rating organization, or is unrated but considered to be of equivalent quality by the Adviser or the Sub-Adviser, as applicable. Bonds rated Baa by Moody’s or BBB by S&P or above are considered “investment grade” securities; bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics; and bonds rated BBB are regarded as having adequate capacity to pay principal and interest.

Political and Economic Risks of Investing in China.  The value of PowerShares Chinese Yuan Dim Sum Bond Portfolio’s assets may be adversely affected by political and economic factors, inadequate investor protection and changes in Chinese laws or regulations. In addition, the Chinese economy may differ favorably or unfavorably from the U.S. economy in respects such as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, balance of payments position and sensitivity to changes in global trade. The Chinese government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, future government actions could have a significant effect on the country’s economy, which could affect the Fund, market conditions, and prices and yields of securities of the Fund.

Russian Securities Risk.  The United States and the European Union have imposed economic sanctions on certain Russian individuals and entities, and either the United States or the European Union also could institute broader sanctions. The current sanctions, or the threat of further sanctions, may result in the decline of the value or liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy, any of which could negatively impact the investments in Russian securities by PowerShares FTSE RAFI Emerging Markets Portfolio and PowerShares Fundamental Emerging Markets Local Debt Portfolio. These economic sanctions also could result in the immediate freeze of Russian securities, which could impair the ability of these Funds to buy, sell, receive or deliver those securities. Both the existing and potential future sanctions also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities, and therefore may negatively impact either Fund.

U.S. Registered Securities of Foreign Issuers.  Certain Funds may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities. Investing in U.S. registered, dollar-denominated, investment grade bonds issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

U.S. Government Obligations.  Certain Funds may invest in various types of U.S. government obligations. U.S. government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association, certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Bank notes). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government. Freddie Mac is a Government sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues participation certificates, which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the participation certificates it issues, but those are not backed by the full faith and credit of the U.S. government. In the case of Fannie Mae and Freddie Mac, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.

The U.S. Treasury Department (Treasury) has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac; however, in 2008, due to capitalization concerns, Congress provided the Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, those capital concerns led the Treasury and the Federal Housing Finance Agency (the “FHFA”) to announce that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage-backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. From the end of 2007 through the third quarter of 2013, Fannie Mae and Freddie Mac required Treasury support of approximately $187.5 billion through draws under the Treasury’s preferred stock purchase agreements. They have repaid approximately $146.6 billion in dividends. Both Fannie Mae and Freddie Mac ended the third quarter of 2013 with positive net worth, and neither has required a draw from the Treasury since the second quarter of 2012. However, FHFA previously predicted that cumulative Treasury draws (including dividends) at the end of 2015 could range from $191 billion to $209 billion. Accordingly, no assurance can be given that the Federal Reserve, Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

The FHFA and the Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the Treasury amended its preferred stock purchase agreements to provide that the portfolios of

Fannie Mae and Freddie Mac will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring Fannie Mae and Freddie Mac to reach the $250 billion target four years earlier than previously planned. Further, when a ratings agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). The U.S. Government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so.

As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Municipal Securities.  Certain Funds may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed-income securities in general, but generally are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which these Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law that pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds also generally are revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds usually are related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, certain Funds may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities.

An investment in these Funds should be made with an understanding of the risks inherent in an investment in municipal securities. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond; however, with respect to PowerShares VRDO Tax-Free Weekly Portfolio, the bonds in which that Fund invests pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. The value of a fixed rate bond usually rises when market interest rates fall and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Unlike fixed rate bonds, since the bonds in which PowerShares VRDO Tax-Free Weekly Portfolio invests bear income at an interest rate that is adjusted periodically, the value of the underlying “variable-rate” bonds will fluctuate much less in response to market interest rate movements than the value of fixed rate bonds because of their adjustable interest rates.

The Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

The market for municipal bonds may be less liquid than for non-municipal bonds. There also may be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for Funds to value accurately than securities of public corporations. Since certain Funds may invest a significant portion of their portfolio in municipal securities, each such Fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.

Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Lease obligations may have risks normally not associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected, and the investment objective and policies of certain Funds would need to be reevaluated. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There also is the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds’ municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Funds.

There is no guarantee that the relevant Funds’ income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Municipal Insurance.  A municipal security may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer and cover a municipal security to its maturity, thereby enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in a Fund’s Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Lending Portfolio Securities.  PowerShares DWA SmallCap Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Water Portfolio, PowerShares Preferred Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P International Developed High Beta Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio and PowerShares S&P SmallCap Consumer Staples Portfolio each may lend their portfolio securities (principally to brokers, dealers or other financial institutions) to generate additional income. Such loans are callable at any time and are secured continuously by segregated cash collateral equal to at least 102% of the market value, determined daily, of the loaned securities. Each of the foregoing Funds may lend portfolio securities to the extent of one-third of its total assets. A Fund will loan its securities only to parties that its investment adviser has determined are in good standing and when, in the adviser’s judgment, the potential income earned would justify the risks.

A Fund will not have the right to vote securities while they are on loan, but it will recall securities on loan if the adviser determines that the shareholder meeting is called for purposes of voting on material events that could have a material impact on the Fund’s loaned securities and for which the vote could be material to the Fund. A Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the loaned securities increases and the collateral is not increased accordingly. Securities lending also involves exposure to operational risk (the risk of loss resulting from errors in the settlement and accounting process) and “gap risk” (the risk that the return on cash collateral reinvestments will be less than the fees paid to the borrower).

Any cash received as collateral for loaned securities will be invested, in accordance with a Fund’s investment guidelines, in an affiliated money market fund. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund or PowerShares will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset. A Fund will bear any loss on the investment of cash collateral. A Fund may have to pay the borrower a fee based on the amount of cash collateral.

For a discussion of the federal income tax considerations relating to lending portfolio securities, see “Taxes.”

Repurchase Agreements.  Each Fund may enter into repurchase agreements, which are agreements pursuant to which a Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Adviser for a Fund will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the custodian will hold the securities underlying the repurchase agreement at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Reverse Repurchase Agreements.  Certain Funds may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Funds intend to use the reverse repurchase technique only when the Adviser or Sub-Adviser believes it will be advantageous to a Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The custodian bank will maintain a separate account for a Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Money Market Instruments.  Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality, as the Adviser or Sub-Adviser determines; (iv) repurchase agreements; and (v) money market mutual funds, including affiliated money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Derivatives Risk.  Certain Funds, and certain Underlying Funds into which PowerShares CEF Income Composite Portfolio invests, may invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying asset, index, interest rate or currency exchange rate. Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The counterparty to a derivative contract might default on its obligations. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in a Fund that invests in derivatives may change quickly and without warning.

For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If a Fund or Underlying Fund uses derivatives to “hedge” a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the portfolio of the Fund or Underlying Fund. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund or Underlying Fund.

Leverage Risk.  The use of derivatives may give rise to a form of leverage. Leverage may cause the portfolios of certain Funds and Underlying Funds, and therefore PowerShares CEF Income Composite Portfolio, to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the Fund and the Underlying Fund.

Futures and Options.  Certain Funds, and certain Underlying Funds into which PowerShares CEF Income Composite Portfolio may invest, may enter into futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective Underlying Indexes, to facilitate trading or to reduce transaction costs. The Funds only will enter into futures contracts and options on futures contracts that are traded on an exchange. The Funds will use futures or options for speculative purposes.

A call option gives a holder the right to purchase a specific security or an index at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer,” i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Funds and the Underlying Funds may purchase put options to hedge their portfolios against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities they are committed to purchase. The Funds and the Underlying Funds may write put and call options along with a long position in options to increase their ability to hedge against a change in the market value of the securities they hold or are committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. The Funds and the Underlying Funds may enter into futures contracts to purchase security indices when the Adviser or Sub-Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. The custodian will segregate assets committed to futures contracts to the extent required by law.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAVs of the Funds or the Underlying Funds. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

Each of the Funds and the Underlying Funds may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Risks of Futures and Options Transactions.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, there is no guarantee that a liquid market will exist for a futures contract at a specified time. The Funds or Underlying Funds would utilize futures contracts only if an active market exists for such contracts.

Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the future and the movement in the Funds’ Underlying Indexes or an Underlying Fund’s Underlying Index. In the event of adverse price movements, a Fund or an Underlying Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund or an Underlying Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund or an Underlying Fund may be required to deliver the instruments underlying futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) potentially is unlimited. No Fund plans to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds and the Underlying Funds, however, intend to utilize futures and options in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by the Funds or the Underlying Funds involves the risk of imperfect or even negative correlation to an underlying index if the index underlying the futures contract differs from the Underlying Indexes of either the Funds or the Underlying Funds.

There also is the risk of loss of margin deposits in the event of bankruptcy of a broker with whom the Funds or the Underlying Funds have an open position in the futures contract or option; however, this risk substantially is minimized because (a) of the regulatory requirement that the broker has to “segregate” customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser of the Funds or the Underlying Funds’ investment adviser as to anticipated trends, which could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Funds or the Underlying Funds to substantial losses. In the event of adverse price movements, the Funds and the Underlying Funds would be required to make daily cash payments of variation margin.

Although the Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts.  Rule 4.5 of the Commodity Exchange Act (“CEA”) significantly limits the ability of certain regulated entities, including registered investment companies such as the Trust, to rely on an exclusion that would not require its investment adviser from having to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”). However, under Rule 4.5, the investment adviser of a registered investment company may claim exclusion from registration as a CPO only if the registered investment company that it advises uses futures contracts solely for “bona fide hedging purposes” or limits its use of futures contracts for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions with respect to futures contracts do not exceed 5% of the liquidation value of the registered investment company’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the registered investment company’s portfolio (taking into account unrealized profits and unrealized losses on any such positions). The Adviser has claimed exclusion on behalf of each Fund (except PowerShares CEF Income Composite Portfolio) under Rule 4.5 which effectively limits the Funds’ use of futures, options on futures, swaps, or other commodity interests. Each of the Funds (except PowerShares CEF Income Composite Portfolio) currently intends to comply with the terms of Rule 4.5 so as to avoid regulation as a commodity pool, and as a result, the ability of each Fund to utilize futures, options on futures, swaps, or other commodity interests may be limited in accordance with the terms of the rule, as well as any limits set forth in the Funds’ Prospectuses and this SAI. Each Fund (except for the PowerShares CEF Income Composite Portfolio) therefore is not subject to CFTC registration or regulation as a commodity pool. In addition, the Adviser is relying upon a related exemption from the definition of “commodity trading advisor” under the CEA and the rules of the CFTC with respect to each Fund (except for the PowerShares CEF Income Composite Portfolio).

The terms of the CPO exclusion require each Fund (except for PowerShares CEF Income Composite Portfolio), among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards. Each Fund is permitted to invest in these instruments as further described in this SAI. However, each Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Funds, their investment strategies or their prospectuses.

Because the Underlying Funds in which PowerShares CEF Income Composite Portfolio may invest, may in turn invest in futures contracts for purposes that are not solely for “bona fide hedging,” and may do so in excess of the limitations imposed by Rule 4.5, PowerShares CEF Income Composite Portfolio may be subject to regulation under the CEA and CFTC Rules as a commodity pool. The Adviser registered as a CPO and the Fund has operated in accordance with CFTC Rules. Registration as a commodity pool may have negative effects on the ability of the Fund to engage in its planned investment program, while registration as a CPO imposes additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund. However, the Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the ability of the Fund to achieve its investment objective.

Moreover, with the Adviser registered as a CPO, PowerShares CEF Income Composite Portfolio is subject to dual regulation by the CFTC and the SEC. However, although the Adviser’s registration with the CFTC may create additional reporting obligations, the CFTC’s harmonization rules relating to disclosure and reporting requirements between the CFTC and the SEC do not materially adversely affect the ability of the Fund to achieve its investment objective within the constraints of the dual regulation. If the Fund were to experience difficulty in implementing its investment strategies or achieving its investment objective, the Adviser may recommend that the Board reorganize or close the Fund or to materially change the Fund’s investment objective and strategies.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the existing position in the contract.

Swap Agreements.  Certain Funds may enter into swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements usually are on a net basis, with the respective Funds receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect a Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). The Funds, however, intend to utilize swaps in a manner designed to limit their risk exposure to levels comparable to direct investments in stocks.

In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities, and the non-asset reference could be a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The payments of the two parties could be made on a net basis.

Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. The Funds may lose money in a total return swap if the counterparty fails to meet its obligations.

In the event the Funds use swap agreements, each will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the swaps of which it is the seller, marked-to-market on a daily basis.

Investment Companies.  Each Fund may invest in the securities of other investment companies beyond the limits permitted under the 1940 Act, subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust in 2012 (the “2012 Order”). Absent such exemptive relief, the Funds’ investments in investment companies would be limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of a Fund’s total assets of investment companies in the aggregate. However, as a non-fundamental restriction, no Fund (except PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares CEF Income Composite Portfolio and PowerShares Senior Loan Portfolio) may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

Under the pertinent terms of the 2012 Order, each Fund that relies on that order may invest in registered investment companies in excess of the 3% limitations imposed by Sections 12(d)(1)(A) and 12(d)(1)(C) of the 1940 Act. Each Fund that relies on the 2012 Order may purchase shares of another investment company in an amount equal to 3% of the outstanding voting securities of that issuer. A Fund may exceed this 3% threshold only pursuant to a participation agreement signed by the fund to be acquired. The total amount of securities held by the Fund, both individually and when aggregated with all other shares of the acquired fund held by other registered investment companies or private investment pools advised by PowerShares or its affiliates (as well as shares held by PowerShares and its affiliates) cannot exceed 25% of the outstanding voting securities of the acquired investment company, and the none of these entities (including the Fund ) may individually or collectively exert a controlling influence over the acquired investment company. A Fund may not rely on 2012 Order to acquire an investment company that itself has ownership of investment company shares in excess of the limitations contained in Section 12(d)(1)(A) of the 1940 Act. To the extent necessary to comply with the provisions of the 1940 Act, or the 2012 Order, on any matter upon which an underlying investment company’s shareholders are solicited to vote, the Adviser or Sub-Adviser of that Fund will vote the underlying investment company shares in the same general proportion as shares held by other shareholders of the underlying investment company.

In addition, the Trust has previously obtained exemptive relief in 2007 that allows other investment companies to acquire shares of the Trust in excess of the limitations imposed by Section 12(d)(1)(A) (the “2007 Order”). This relief is conditioned on those acquiring funds obtaining a participation agreement signed by both the acquiring fund and the Fund that it wishes to acquire in excess of the 12(d)(1)(A) limitations. No Fund that relies on the 2012 Order will enter into a participation agreement pursuant to the 2007 Order, and no Fund that has a signed participation agreement in effect pursuant to the 2007 Order will rely on the 2012 Order.

PowerShares Senior Loan Portfolio may invest in the securities of other investment companies (including money market funds). The Fund may invest in such funds in reliance on the 2012 Order, or in accordance with (i) through (iii) above.

Real Estate Investment Trusts (“REITs”).  Certain Funds may invest in the securities of REITs, which pool investors’ funds for investments primarily in real estate properties, to the extent allowed by law. Investment in REITs may be the most practical available means for a Fund to invest in the real estate industry. As a shareholder in a REIT, a Fund would bear its ratable share of the REIT’s expenses, including its advisory and administration fees. At the same time, a Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings, self storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Funds may invest in both publicly and privately traded REITs.

A Fund conceivably could own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the values of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes, capital expenditures and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs depend upon management skill, are not diversified and are therefore subject to the risk of financing single or a limited number of projects. Such REITs also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates also may affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Illiquid Securities.  The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that dealers will make or maintain a market or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Borrowing.  Each Fund may borrow money from a bank or another person up to the limits and for the purposes set forth in the section “Investment Restrictions” to meet shareholder redemptions, for temporary or emergency purposes and for other lawful purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund’s return. Borrowing also may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations to repay borrowed monies. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on its NAV of any increase or decrease in the market value of a Fund’s portfolio securities.

If there are unusually heavy redemptions, PowerShares Senior Loan Portfolio may have to sell a portion of its investment portfolio at a time when it may not be advantageous to do so. Selling Fund securities under these circumstances may result in a lower NAV per share. The Adviser believes that, in the event of abnormally heavy redemption requests, PowerShares Senior Loan Portfolio’s borrowing ability would help to mitigate any such effects and could make the forced sale of its portfolio securities less likely.

PowerShares Senior Loan Portfolio has entered into a committed, unsecured line of credit with State Street Bank and Trust Company that will allow the Fund to borrow an amount up to 33 1/3% of its assets for temporary or emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. PowerShares Senior Loan Portfolio will bear any interest expenses associated with the line of credit. The Adviser will pay the set-up fees and the commitment fee based on the amount of the commitment that has not been utilized.

When Issued and Delayed Delivery Transactions.  PowerShares Senior Loan Portfolio may also purchase and sell interests in senior loans and other portfolio securities on a when issued and delayed delivery basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date that the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in senior loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash, liquid securities or liquid senior loans having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so for the purpose of acquiring interests or securities for the Fund’s portfolio consistent with the Fund’s investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund’s assets which may be used to acquire securities on a when issued or delayed delivery basis.

Special Risk Considerations Relating to California Municipal Securities

As described in the Prospectus, under normal circumstances, PowerShares California AMT-Free Municipal Bond Portfolio will invest at least 80% of its total assets in the securities that comprise The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index. The portfolio of the Fund may include securities issued by the State of California (the “State” or “California”), by its various public bodies (the “Agencies”) and/or by other municipal entities located within the State (securities of all such entities are referred to herein as “California municipal securities”). In addition, the specific California municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the Treasurer’s office of the State of California. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no assurance on the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.

General Economic Conditions

California’s economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. The relative proportion of the various components of the State’s economy closely resembles the make-up of the national economy, and, as a result, events which negatively affect such industries may have a similar impact on the State and national economies.

During the recent recession, which officially ended in 2009, California experienced its most significant economic downturn since the great depression of the 1930s. As a result, the State’s tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls in the period from 2008 to 2011. The California economy has been experiencing a gradual and broadening recovery. Continued growth in the high-technology sector, international trade and tourism are being supplemented by better residential construction and real estate conditions. Fiscally strapped local governments, however, remain a drag on recovery.

The California economy is expected to continue to make steady process. Industry employment is forecasted to expand 2.4 percent and 2.5 percent in 2014 and 2015, respectively. Personal income is projected to grow 5.7 percent in 2014 and 5.3 percent in 2015.

California’s nonfarm payroll jobs grew by 334,500 jobs between December 2011 and December 2012, equal to 27,900 jobs per month on average. During the first eight months of 2013, payroll jobs grew by 17,463 jobs per month on average. The State’s unemployment rate reached a high of 12.4 percent in late 2010. The rate improved thereafter, falling to 8.3 percent in December 2013. In comparison, the national unemployment rate was 6.7 percent in December 2013.

After hitting a low of close to 200,000 units (seasonally-adjusted and annualized) in the middle of 2007, sales of existing single-family homes have rebounded to above 400,000 units annually. With limited inventories of homes for sale, existing home prices accelerated in the latter half of 2012. Home prices continued to climb in 2013, reaching levels not seen in more than 5 years. The median price of existing, single-family homes sold in November 2013 was $360,000, an increase from $291,000 in November 2012. The pace of home building accelerated sharply during the first half of 2013. California issued 23.1 percent more residential building permits in 2012 than in 2011. During the first 8 months of 2013, the pace of new home permits rose 62 percent over the same period in 2012. However, the August annualized rate of 85,553 permits was still only a fraction of the 210,000 permits issued in 2005. The number of California homes going into foreclosure dropped in the first quarter of 2013 to 18,567 before increasing in the second quarter of 2013 to 25,747. This is well below the peak of 135,431 in the first quarter of 2009.

Despite the recent significant budgetary improvements, there remain a number of risks that threaten the State’s fiscal condition, including the need to repay billions of dollars of obligations that were deferred to balance budgets during the economic downturn. In addition, California’s revenues (particularly the personal income tax) can be volatile and correlate to overall economic conditions.

State of California—Government

California’s Constitution provides for three separate branches of government: the legislative, the judicial and the executive. The Constitution guarantees the electorate the right to make basic decisions, including amending the Constitution and local government charters. In addition, California’s voters may directly influence California’s government through the initiative, referendum and recall processes.

Local Governments

The primary units of local government in California are the 58 counties, which range in population from approximately 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. Spending and revenues collected by the State or by local governments has shifted over the past decades.

The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

In the aftermath of Proposition 13, the state provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 dramatically changed the state-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “state-local agreement”) in connection with the 2004 Budget Act.

As part of the state-local agreement, voters at the November 2004 election approved Proposition 1A, which amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the state’s access to local governments’ property, sales, and vehicle license fees (“VLF”) revenues. This proposition permitted the State to borrow from local government funds. Proposition 22, adopted on November 2, 2010, supersedes Proposition 1A and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process.

In addition, the 2011 Budget Act realigned the state-local relationship, and shifted approximately $5.6 billion in State program costs to local governments (primarily to counties), and provided a comparable amount of funds to support these new local government commitments. The programs shifted included health and human services programs (like child welfare services and mental health programs) and criminal justice programs. The 2011 Budget Act established various formulas to determine how much revenue from State sales tax and State and local VLF revenues is deposited into accounts for local programs, several of which have annual caps on how much funding they can receive. This shifting of program costs from the State to the local level has continued in the subsequent budget acts.

Proposition 26, adopted on November 2, 2010, made it harder for the State to generate revenue from increasing taxes as the proposition expanded the definition of “taxes” under existing Constitutional provisions. A two-thirds vote of the Legislature is required to approve a tax increase. After the November 2012 election, the Democrats gained a supermajority in both houses of the State Legislature, giving Democrats a two-third majority needed to pass legislation that increases taxes, as well as to override a veto by the Governor. There is no guarantee that this supermajority will continue.

State of California Finances

The moneys of the State are segregated into the General Fund and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State Treasury and is not required by law to be credited to any fund and earnings from the investment of State moneys not allocable to another Fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State.

The following is a summary of California’s major revenue sources:

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Personal Income Tax.  The California personal income tax is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1 to 12.3 percent for the 2013 tax year. In addition, a 1 percent surcharge is imposed on taxable income above $1 million and proceeds from such tax are dedicated to the Mental Health Services Fund. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into a higher tax bracket without a real increase in income. Personal, dependent, and other credits are allowed against the gross tax liability. Taxpayers may be subject to an alternative minimum tax (“AMT”), which is much like the federal AMT.

Taxes on capital gains realizations, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Forecasting capital gains is extremely difficult, as the forecasts can change rapidly during a year due to abrupt changes in asset markets and the overall economy.

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Sales Tax.  The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft. As of January 1, 2014, the base State and local sales tax was 7.50 percent. Cities and counties may increase the sales tax percentage in their jurisdiction above the base amount.

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Corporation Tax.  California’s corporate tax revenue is derived from franchise tax, corporate income tax, additional taxes on banks and other financial corporations, an AMT similar to the federal AMT and a tax on the profits of Sub-Chapter S corporations.

•	Insurance Tax. The majority of insurance written in California, subject to certain exceptions, is subject to a 2.35% gross premium tax.

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Estate Tax; Other Taxes.  The State estate tax is based on the State estate tax credit allowed against the federal estate tax and is designed to pick up the maximum credit allowed against the federal estate tax return. As a result of the elimination of the State estate tax credit under the American Taxpayer Relief Act of 2012, the California estate tax has been eliminated for deaths in 2013 and after unless action is taken by the California Legislature to impose an estate tax.

Other sources of General Fund revenue include inheritance and gift taxes, cigarette taxes, alcoholic beverage taxes, horse racing license fees and trailer coach license fees.

State of California Budget Process

California’s fiscal year begins on July 1st and ends on June 30th of the following year. Under the California Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure is the annual Budget Act as approved by the Legislature and signed by the Governor. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). State law requires the annual proposed Governor’s Budget to provide for projected revenues equal to or in excess of projected expenditures for the ensuing fiscal year. Following the submission of the Governor’s Budget, the Legislature takes up the proposal. During late spring, usually in May, the Department of Finance submits revised revenue and expenditure estimates (known as the May Revision) for both the current and budget years to the Legislature.

The Budget Act, which follows the May Revision, must be approved by a majority vote of each House of the Legislature. Appropriations also may be included in legislation other than the Budget Act. With limited exceptions, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or California’s Constitution. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

The Balanced Budget Amendment (Proposition 58, approved by the voters in 2004) requires the State to enact a balanced budget, establishes a special reserve in the General Fund, restricts future borrowings to cover budget deficits, and provides for mid-year budget adjustments if the budget falls out of balance. The Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of passage. As a result, the State may, in some cases, have to take more immediate actions to correct budgetary shortfalls. For example, if, after passage of the Budget Act, the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency and propose legislation to address the emergency. The Legislature would be called in to special session to address this proposal. If the Legislature fails to send legislation to the Governor to address the fiscal emergency within 45 days, it would be prohibited from acting on any other bills or adjourning until fiscal legislation is passed. The Governor declared several such fiscal emergencies in 2008, 2009, 2010, and 2011, and called the Legislature into various special sessions to address the budget shortfalls. Proposition 58 also prohibits certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds and certain other forms of long-term borrowings, but do not apply to certain other types of borrowing, such as (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), and (ii) inter-fund borrowings.

In addition to Proposition 58, a number of other laws and constitutional amendments have been enacted over the years, often through voter initiatives, which have made it more difficult to raise California’s taxes, have restricted the use of California’s General Fund or special fund revenues, or have otherwise limited the Legislature and Governor’s discretion in enacting budgets. Examples of constraints on the budget process include Proposition 13 (requiring a two-thirds vote in each House of the Legislature to change California taxes enacted for the purpose of increasing revenues collected), Proposition 98 (requiring a minimum percentage of General Fund revenues be spent on local education), Proposition 49 (requiring expanded California’s funding for before and after school programs), Proposition 10 (raising taxes on tobacco products but mandating the expenditure of such revenues), Proposition 63 (imposing a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million in order to fund mental health services and limiting the Legislature or the Governor from redirecting funds now used for mental health services), Proposition 22 (restricting the ability of the State to use or borrow money from local governments and moneys dedicated to transportation financing, and prohibits the use of excise taxes on motor vehicle fuels to offset General Fund costs of debt service on certain transportation bonds), and Proposition 30 (transferring 1.0625 percent of the State sales tax to local governments to fund realignment). Proposition 25 was intended to end delays in the adoption of the annual budget by changing the legislative vote necessary to pass the budget bill from two-thirds to majority vote and requiring the legislators to forgo their pay if the Legislature fails to pass the budget bill on time.

State of California Budget

Budget deficits in California have recurred from year-to-year for over a decade prior to the 2013-14 fiscal year. Weakness in the State economy caused State tax revenues to decline precipitously, resulting in large budget gaps and cash shortfalls. In addition to the recent economic downturn, California’s chronic budget crises are also a result of State spending commitments funded by temporary spikes in revenues. Once revenues return to their normal trend or drop precipitously, these commitments cannot be sustained, and dramatic cuts to programs and/or tax increases sometimes have been required. Budgets also have repeatedly been balanced using, at least in part, unrealized assumptions and one-time or temporary measures.

California’s budget challenges have been exacerbated by a “wall of debt,” which is an unprecedented level of debt, deferrals and budgetary obligations that have accumulated for over a decade. As a result, the State is paying for the expenses of the past and will do so for the foreseeable future. The total debt obligations for the end of 2010-11 were $34.7 billion. Recent budgets have reduced this “wall of debt” to $24.9 billion. In addition, the State faces hundred of billions of dollars in other long-term cost pressures, debts and liabilities. The Governor’s administration estimates that future liabilities to schools, public employees’ pensions and retirement health benefits, infrastructure debt, deferred maintenance and unemployment insurance equals $355 billion.

Until the 2013-14 budget deliberations, the State had multibillion dollar General Fund shortfalls nearly every year over the preceding decade. For the 2014-15 budget, the Governor’s administration projects several billion dollars of surplus General Fund revenues. The discussion below of the fiscal year 2013-14 and 2014-15 budgets is based on estimates and projections of revenues and expenditures by the Governor’s administration, and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in California and the nation, and there can be no assurance that the estimates will be achieved.

Fiscal Year 2013-14 State Budget

Governor Brown released his fiscal year 2013-14 budget proposal on January 10, 2013. The budget proposal projected a balanced budget, and, for the first time in over a decade, the proposal projected a balanced budget in future years, eliminating the estimated $20 billion annual shortfalls that were projected two years prior.

The Governor’s administration estimated that fiscal year 2012-13 would have a $2.4 billion operating surplus, which would erase the $2.2 billion deficit that remained after fiscal year 2011-12 and would leave the General Fund with a small reserve for 2013-14. The proposal projected General Fund revenues of $98.5 billion, General Fund expenditures of $97.7 billion, and a $1 billion reserve at the end of 2013-14.

The proposed General Fund and special fund spending for fiscal year 2013-14 was $138.6 billion, a 4.5% increase in spending from the prior fiscal year. The largest spending increases were in education and health care. The Governor proposed expanding Medi-Cal under the federal health care reform law. The Governor proposed a new formula to finance K-12 education and increased General Fund support for higher education by $1.4 billion (13 percent) compared to the 2012 Budget Act. Other spending levels reflected a baseline budget, meaning that State-supported program and service levels established in 2012-13 generally would continue “as is” in 2013-14. The administration proposed a limited set of actions (such as delaying repayment of some special fund loans and authorized two health-related taxes) in order to keep the budget in balance, build a modest reserve and fund a limited number of funding increases. The Governor also proposed to eliminate most of the “wall of debt,” about $34 billion of selected budgetary obligations that were incurred in recent years, though 2016-17. The California Legislative Analyst’s Office (“LAO”) stated that the proposed budget “reflect[ed] a significant improvement in the state’s finances, due to the economic recovery, prior budgetary restraint, and voters’ approval of temporary tax increases.”

The 2013-14 budget act (the “2013 Budget Act”) was enacted on June 27, 2013, and provided a balanced multi-year General Fund plan. At the time of enactment, the budget projected a $1.1 billion reserve by year-end and a pay down of budgetary debt from prior years. For the first time in several years, corrective measures were not necessary to avoid a year-end deficit in the fiscal year that just ended.

At the time of the enactment of the 2013 Budget Act, General Fund revenues and transfers for fiscal year 2013-14 were projected at $97.1 billion, a decrease of $1.1 billion or 1.1 percent compared with revised estimates for fiscal year 2012-13. General Fund expenditures for fiscal year 2013-14 were projected at $96.3 billion, an increase of $0.6 billion or 0.6 percent compared with revised estimates for fiscal year 2012-13. The 2013 Budget Act projected a $1.1 billion reserve by, in part, reducing General Fund expenditures: suspending 4 newly identified state mandates; continuing the use of miscellaneous state highway account revenues to pay for transportation bond debt service; extending the hospital quality assurance fee; extending the gross premiums tax on Medi-Cal managed care plans; and applying sales tax on Medi-Cal managed care plans. Certain of these actions raised revenues in special funds, which offset General Fund costs. Actions taken after the enactment of the 2013 Budget Act may affect the final reserve amount. For example, on September 12, 2013, Governor Brown signed SB 105, appropriating an additional $315 million during fiscal year 2013-14 to the Department of Corrections and Rehabilitation in response to a court-ordered requirement to reduce prison population.

Proposed 2014-15 State Budget

Governor Brown released his fiscal year 2014-15 budget proposal on January 9, 2014. The budget proposal estimates that the State will end 2013-14 with a $3 billion reserve and projects a surplus for 2014-15. The Governor’s administration estimates that revenue for 2014-15 will be $106.1 billion, which is $6 billion higher than the estimated revenue for 2013-14. Revenue for 2013-14 is projected to be $3 billion higher than what was estimated at the time of the 2013 Budget Act. The increased revenue forecast is due to an increase in personal income taxes, which is driven primarily by higher capital gains.

The Governor proposes a $2.3 billion reserve at the end of 2014-15—comprised of $1.6 billion in the rainy-day reserve created by Proposition 58, which would be the first deposit since 2007, and $693 million in the General Fund’s traditional reserve. The 2014-15 budget proposes to pay down $6.2 billion in school and community college deferrals, and accelerates $1.6 billion in payments for the State’s prior deficit financing bonds. The budget also includes $815 million for deferred maintenance infrastructure projects. The budget proposal reduces the “wall of debt” to $13.1 billion by the end of 2014-15 and fully eliminates it by the end of 2017-18. In addition, the budget proposes a constitutional amendment to strengthen the rainy day reserve by basing deposits on capital gains related revenues, which is California’s principal source of revenue volatility.

The proposed spending for General Fund and special funds combined is $151 billion, which is an 8 percent increase over the 2013-14 revised levels. The Governor proposes to increase spending in K-12 education, higher education, and health and human services.

The LAO states that “California has made substantial progress in recent years in addressing its prior, persistent state budgetary problems. This progress has been facilitated by a recovering economy, a stock market that has been soaring recently, increased revenues from the temporary taxes of Proposition 30, and the Legislature’s recent decisions to make few new ongoing spending commitments outside of Proposition 98.”

Threats to the estimates in the proposed budget include the threat of recession, federal fiscal challenges, a decline in the stock market, health care costs, debts and liabilities, and pending court cases involving the prison population cap and dissolution of the redevelopment agencies. Further, the federal government and courts could interfere with authorized budget cuts. The proposed budget notes that the current surplus is due to capital gains, which are volatile, and temporary Proposition 30 tax revenues, which means that the surplus may be short-lived. The State also faces accumulated deferred maintenance and underfunded public employee retirement benefits, particularly with respect to the California State Teachers’ Retirement System.

Ratings

The State’s fiscal situation increases the risk of investing in California municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of California municipal securities, and the Fund’s net asset value, will experience greater volatility. Between July and January 2010, three major rating organizations downgraded California’s general obligation bond rating. Further downgrades of California’s general obligation bond rating could result in a reduction in the market value of the California municipal securities held by the Fund, which could negatively impact the Fund’s net asset value and/or the distributions paid by the Fund.

S&P and Moody’s assign ratings to California’s long-term general obligation bonds. The ratings of S&P and Moody’s represent their opinions as to the quality of the municipal bonds they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yields. In 2009 and early 2010, California’s general obligation bond ratings were significantly downgraded by Moody’s and S&P. Moody’s downgraded the State’s general obligation credit rating to “Baa1” in July 2009, and in January 2010, S&P downgraded the credit rating to “A-.” These credit ratings have not been this low since 2003 and 2004 and the State has one of the lowest bond ratings of any state. In April 2010, Moody’s raised the State’s general obligation rating to A1; S&P raised the rating to A in January 2013 and Fitch raised the rating to A in August 2013. However, these upward revisions reflected a recalibration of certain public finance ratings and did not reflect a change in credit quality of the issuer or issuers.

There can be no assurance that such ratings will be maintained in the future. The State’s credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State’s general obligation bonds, as well as notes and bonds issued by California’s public authorities and local governments. Lower credit ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund’s portfolio.

Recently, some municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates. Should the State or municipalities fail to sell bonds when and at the rates projected, the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

State of California Indebtedness and Other Obligations

The California Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State uses General Fund revenues to pay debt-service costs for principal and interest payments on two types of bonds used primarily to fund infrastructure—voter-approved general obligation bonds and lease-revenue bonds approved by the Legislature. The debt service ratio (“DSR”) is the ratio of annual General Fund debt-service costs to annual General Fund revenues and transfers, and is often used as an indicator of the State’s debt burden. The higher the DSR and the more rapidly it rises, the more closely bond raters, financial analysts and investors tend to look at the State’s debt practices. Also, higher debt-service expenses limit the use of revenue for other programs.

Based on revenue estimates in the 2013 Budget Act and bond issuance estimates, the DSR is expected to be approximately 7.7 percent in fiscal year 2013-14. After adjusting for receipts from the U.S. Treasury and the availability of special funds that may be used to pay a portion of the debt service, the DSR is expected to be reduced to 6.4 percent in fiscal year 2013-14. Although debt-service costs likely will increase as authorized bonds are sold, the DSR is expected to remain near 6 percent over the next few years. This is because General Fund debt service and revenues are expected to grow at similar rates. To the extent additional bonds are authorized and sold in future years, California’s debt-service costs and the DSR will increase.

Current State of California debt obligations include:

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General Obligation Bonds.  California’s Constitution prohibits the creation of general obligation indebtedness of California unless a bond measure is approved by a majority of the electorate voting at a general election or direct primary. Each general obligation bond act provides a continuing appropriation from the General Fund of amounts for the payment of debt service on the related general obligation bonds, subject only to the prior application of monies in the General Fund to the support of the public school system and public institutions of higher education.

Under California’s Constitution, appropriations to pay debt service on any general obligation bonds cannot be repealed until the principal and interest on such bonds have been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that monies from the General Fund are not expected to be needed to pay debt service, but the General Fund will pay debt service, pursuant to the continuing appropriation contained in the bond act, if the specified revenue source is not sufficient. The principal self-liquidating bond programs are the economic recovery bonds (“ERBs”), supported by a special sales tax, and veterans general obligation bonds, supported by mortgage repayments from housing loans made to military veterans. General obligation bonds are typically authorized for infrastructure and other capital improvements at the state and local level. Pursuant to California’s Constitution, general obligation bonds cannot be used to finance State budget deficits (except as already authorized by ERBs).

As of September 1, 2013, the State had outstanding $79.4 billion aggregate principal amount of long-term general obligation bonds, of which $74 billion were payable primarily from the State’s General Fund, and $5.4 billion were “self-liquidating” bonds payable first from other special revenue funds. As of September 1, 2013, there were unused voter authorizations for the future issuance of $91 billion of long-term general obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, $1.3 billion is for general obligation bonds payable first from other revenue sources. As part of the 2012-13 Budget, the Legislatures canceled $32 million of unused bond authorizations.

A ballot measure is scheduled to be submitted to the voters in November 2014 to approve the issuance of approximately $11.1 billion in general obligation bonds for a wide variety of purposes relating to improvement of the State’s water supply systems, drought relief, and groundwater protection. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by the Legislature or placed on the ballot through the initiative process.

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Variable Rate General Obligations Bonds.  The general obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of September 1, 2013, the State had outstanding a $3.3 billion principal amount of variable rate general obligation bonds, representing about 4.135 percent of the State’s total outstanding general obligation bonds as of that date. Under State law, except for ERBs and certain other variable rate bonds without credit enhancement, the State must pay the principal and interest of any general obligation bonds which are subject to optional or mandatory tender, and which are not remarketed or, if applicable, purchased by financial institutions which provide liquidity support to the State. The State has not entered into any interest rate hedging contracts in relation to any of its variable rate general obligation bonds, and has no auction rate bonds outstanding.

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General Obligation Commercial Paper Program.  Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may, in some cases, be issued as commercial paper notes. Commercial paper notes may be renewed or refunded by the issuance of long-term bonds. It is currently the State’s policy to use commercial paper notes to provide flexibility for bond programs, such as to provide interim funding of voter-approved projects and to facilitate refunding of variable rate bonds into fixed rate bonds. Commercial paper notes are not included in the calculation of permitted variable rate indebtedness described above under the heading “Variable Rate General Obligation Bonds” and are not included in figures provided under the heading “General Obligation Bonds.” A total of $1.7 billion in principal amount of commercial paper notes is now authorized under agreements with various banks. A total of $588 million of commercial paper was outstanding as of September 1, 2013.

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Bank Arrangements.  In connection with the letters of credit or other credit facilities obtained by the State in connection with variable rate obligations and the commercial paper program, the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. These agreements include various representations and covenants of the State, and the terms by which the State would be required to repay any drawings on respective letters of credit or other credit enhancement to which such credit agreements relate. To the extent that variable rate obligations cannot be remarked over an extended period, interest payable by the State pursuant to the reimbursement agreement or credit agreement would generally increase over current market levels relating to the variable rate obligations, and the principal repayment period would generally be shorter than the period otherwise applicable to the variable rate obligation. On occasion, the State’s variable rate obligations have not been remarketed, resulting in draws on the applicable credit facilities, but this has not occurred since 2009. In the past three years, the State has been able to extend or replace successfully its expiring credit facilities.

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Lease-Revenue Obligations.  The State has acquired and constructed capital facilities through the use of lease-revenue borrowing. Such borrowing must be authorized by the Legislature in a separate act or appropriation. Under these arrangements, the State Public Works Board (“SPWB”), another State or local agency or a joint powers authority issued bonds to pay for the acquisition or construction of facilities, such as office buildings, university buildings, courthouses or correctional institutions. These facilities are leased to State agencies, the California State University, the University of California, or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds. In some cases, there was not a separate bond issuance, but a trustee directly created certificates of participation in the State’s lease obligation, which were then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of State Constitutional provisions that require voter approval. “Lease-revenue obligation” means principally bonds or certificates of participation for credit facilities where the lease payments providing the security are payable from the operating budget of the respective lessees, which are primarily, but not exclusively, derived from the General Fund. The State had $11.8 billion in lease-revenue obligations outstanding as of September 1, 2013. The SPWB, which is authorized to sell lease-revenue bonds, had approximately $6.9 billion of authorized and unissued bonds as of September 1, 2013. The 2014 Budget Act cancelled the authorization of some unissued lease revenue bonds that are no longer needed.

The 2014 Budget Act included a provision allowing the University of California (“UC”) to restructure the SPWB’s lease revenue bonds previously issued for UC projects into its general revenue bond credit. On October 2, 2013, the UC issued general revenue bonds to refund all of the $2.4 billion aggregate principal amount of outstanding UC SPWB bonds.

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Non-Recourse Debt.  Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. These revenue bonds represent obligations payable from the State’s revenue-producing enterprises and projects and conduit obligations payable only from revenues paid by private users or local governments of facilities financed by the revenue bonds. In each case, such revenue bonds are not payable from the General Fund. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately $55.6 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2013.

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Build America Bonds.  In February 2009, the U.S. Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act (the “ARRA”). One provision of the ARRA allows municipal issuers such as the State to issue Build America Bonds (“BABs”) for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but the U.S. Treasury will repay to the State an amount equal to 35 percent of the interest cost on any BABs issued during 2009 and 2010. The BAB subsidy payments related to general obligation bonds are General Fund revenues to the State, while subsidy payments for lease revenue bonds are deposited into a fund which is made available to the SPWB for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of Treasury by any liability of the State payable to the federal government. None of the State’s BAB subsidy payments have been reduced because of such an offset.

Between April 2009 and December 2010, the State issued approximately $13.5 billion of BAB general obligation bonds and $551 million of BAB lease-revenue bonds. The aggregate amount of the subsidy payments to be received from fiscal year 2013-14 through the maturity of these bonds (usually, 20 to 30 years) is approximately $8.3 billion for the general obligations BABs and $293 million for the lease-revenue BABs.

Pursuant to certain federal budget legislation adopted in August 2011, starting as of March 1, 2013, and continuing until Congress takes any further action, BAB subsidy payments will be reduced as part of a government-wide “sequestration” of many program expenditures. The IRS announced that each BAB subsidy payment would be reduced by 8.7 percent for the balance of the federal 2013 fiscal year (ending September 30, 2013). This resulted in a reduction of approximately $15.7 million from the $367.4 million of total subsidies the State had been scheduled to receive from October 1, 2012 and September 30, 2013 for both general obligation and SPWB BABs. The IRS has announced that the sequestration reduction for federal fiscal year 2014 (starting October 1, 2013) will be 7.2 percent. If implemented for the full federal fiscal year, this would result in a reduction of approximately $27.5 million in subsidies. None of the BAB subsidy payments are pledged to pay debt service, so this reduction would not affect the State’s ability to pay all of its general obligation and SPWB BABs on time, nor have any material impact on the General Fund.

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Economic Recovery Bonds.  The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in ERBs to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations undertaken prior to July 1, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax starting July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State’s full faith and credit and are payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. The entire authorized amount of ERBs has been issued, and no further

ERBs can be issued under Proposition 57, except for refunding bonds. The State issued refunding ERBs in 2009 to restructure the program in response to a drop in taxable sales and in 2011 for debt service savings.

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated special sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of surplus State property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in a Budget Stabilization Account (“BSA”). As of July 1, 2013, funds from these sources have been used for early retirement of approximately $8.9 billion of bonds during fiscal years 2005-06 through 2012-13.

The State accumulated approximately $451 million in excess special sales tax during the six month period ending July 1, 2013. The State will use this money to retire ERBs during the next year. An initial redemption of $150 million of ERBs occurred in August 2013. The Governor suspended BSA transfers in fiscal years 2008-09 through 2013-14 due to the condition of the General Fund.

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Tobacco Settlement Revenue Bonds.  In 1998 the State signed a settlement agreement (the “MSA”) with four major cigarette manufacturers (the “participating manufacturers”). Under the MSA, the participating manufacturers (“PMs”) agreed to make payments to the State in perpetuity, which payments were predicted at the time to total approximately $25 billion over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments. The specific amount to be received by the State and local governments is subject to adjustment under the MSA, including a reduction of the PMs’ payments for decreases in cigarette shipment volumes, payments owed to certain other states and certain other types of offsets.

The Tobacco Securitization Law, enacted in 2002, authorized the establishment of a special purpose trust to purchase those assets and to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. Legislation in 2003 amended the Tobacco Securitization Law to authorize a credit enhancement mechanism that requires the Governor to request an appropriation from the General Fund in the annual Budget Act to allocate funds from the General Fund for the payment of debt service and other related costs of the tobacco settlement revenue bonds secured by the second 2003 sale of tobacco settlement revenues in the event tobacco settlement revenues and certain other amounts are insufficient. The Legislature is not obligated to make any General Fund appropriation.

In 2003, two separate sales of these assets financed with revenue bonds (the “2003 Bonds”) produced about $4.8 billion in proceeds which were transferred to the General Fund. In 2005 and 2007, the State refunded all of the original 2003 Bonds, generating additional proceeds of approximately $1.8 billion, which were also transferred to the General Fund. This credit enhancement mechanism was applied to only the second 2003 sale of bonds and was continued when those bonds were refunded in 2005 and 2013 (the “2005 Bonds” and the “2013 Bonds”). This credit enhancement mechanism only applies to the outstanding principal amount of approximately $2.7 billion of the 2005 and 2013 Bonds.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds; provided that, in connection with the issuance of the 2005 and 2013 Bonds, the State covenanted to request the Legislature for a General Fund appropriation in the event tobacco settlement revenues are insufficient to pay debt service with respect to the 2005 and 2013 Bonds, and other available amounts are depleted. Since the issuance of the 2005 Bonds, this appropriation has been requested and approved by the Legislature, to be utilized in the event tobacco settlement revenues and other available moneys are not sufficient to pay debt service. However, the use of the appropriated moneys has never been required.

One of the reserve funds relating to the 2005 Bonds was used to make required debt service interest payments on the 2005 Bonds in 2011 and 2012 in part due to the withholding related to the declining tobacco consumption and disputes over declining PM market share. The total amount of the draws was approximately $7.9 million. In April 2013, the reserve fund was replenished in full following the disbursement of the non-PM settlement funds and receipt of the schedule tobacco settlement revenues. As of July 1, 2013, the amount of the two reserve funds relating to the 2005 Bonds was approximately $246 million. If tobacco settlement revenues are less than required debt service payments on the 2005 and 2013 Bonds in a future year, then additional draws on the reserve funds with respect to the 2005 and 2013 Bonds will be required. Future revenues in excess of debt service requirements, if any, will be used to replenish the reserve funds of the bonds. The General Fund is not obligated to replenish the reserve funds nor request an appropriation to replenish the reserve funds.

Although the amount of future tobacco settlement revenues cannot be predicted, if the trend continues, the amount of tobacco settlement revenues and other available monies, including the reserve funds, may at some point be insufficient to pay debt service on the 2005 and 2013 Bonds, and the Governor would be required to request an appropriation from the General Fund. However, the Legislature is not obligated to make such an appropriation.

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Flood Litigation Settlement.  In 2005, the State settled three related lawsuits arising from liability for past flood damages through stipulated judgments. The largest settlement, in the amount of $428 million, provided for the State to make annual payments of $42.8 million, plus interest, for 10 years; the payments are subject to annual appropriation by the Legislature. The 2013 Budget Act included $46.1 million for the required annual installment.

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Unemployment Insurance Fund Borrowing.  Commencing in fiscal year 2011-12, the State has been required to pay interest on loans made by the federal government to the State’s Unemployment Insurance Fund. The principal amount of these loans at the end of 2012 was about $10.2 billion. The 2013 Budget Act appropriated $261.5 million from the General Fund to make the September 2013 interest payment.

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Office of Statewide Health Planning and Development Guarantees.  The Office of Statewide Health Planning and Development of the State of California (“OSHPD”) insures loans and bond issues for the financing and refinancing of construction and renovation projects for nonprofits and publically-owned healthcare facilities. This program is currently authorized in statute to insure up to $3 billion for health facility projects. As of May 31, 2013, OSHPD insured approximately 117 loans to nonprofit or publicly owned health facilities throughout California for approximately $1.7 billion.

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Equipment Lease/Purchase Program.  The California Department of General Services operates a centralized program that allows State departments to acquire equipment, software or services under financing programs with approved vendors. State departments make annual payments for the equipment from their support budgets, which are subject to annual appropriation by the Legislature. If the annual payments are not appropriated, the department is obligated to return the equipment to the vendor. These contracts are represented as capital leases in the State’s financial statements. As of June 30, 2013, the aggregate total of 66 contracts under this program was $95 million.

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Cash Flow Borrowings.  As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes (“RANs” or “Notes”) to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. RANs mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants (“RAWs”), which can mature in a subsequent fiscal year.

RANs and RAWs are both payable from any “Unapplied Money” in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the State Constitution); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State; (iii) reimburse local governments for certain reductions in ad valorem property taxes or make required payments for borrowings secured by such repayment obligation; (iv) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (v) pay State employees’ wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, lease rentals to support lease revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State Constitution to be paid with State warrants that can be cashed immediately.

The State has employed additional cash management measures during some fiscal years; all of the following techniques were used at one time or another during the last several fiscal years and some of them are expected to be used in the 2013-14 fiscal year: (i) the State Controller has delayed certain payment of disbursements from the General Fund; (ii) legislation was enacted to increase the State’s internal borrowing capability and the State has increased the General Fund’s internal borrowing; (iii) legislation was enacted to defer some of the State’s disbursements until later in the then-current fiscal year, when more cash receipts are expected; and (iv) the issuance of registered warrants because of insufficient cash resources. Legislation was enacted in the 2013 Budget Act to establish a voluntary investment fund (the “VIP fund”) to allow local governmental entities to make deposits of at least $200 million in the pooled money investment account. The VIP fund has not been used to date and is not part of the State’s current cash management plans, but could be used in the future if the State faces cash flow shortfalls.

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Retirement Liabilities.  The State’s retirement programs are projected to have significant and growing unfunded liabilities. If the State does not take action concerning these liabilities soon, the extra costs needed to retire these unfunded liabilities over the next few decades will likely increase dramatically. Lower than expected investment returns have been a primary reason for the growth of unfunded pension liabilities in the last decade. There has also been benefit increases that are implemented retroactively, and demographic and pay changes among employees and retirees. In addition, the State has very little flexibility under case law to alter benefit and funding arrangements for current employees. Generally, pension benefit packages, once promised to an employee, cannot be reduced, either retrospectively or prospectively. The State’s annual required contributions to CalPERS and CalSTRS may need to significantly increase in the future. In addition, governments typically do not “pre-fund” their retiree health liabilities. This means that future taxpayers may bear a larger cost burden for these benefits. Unlike pensions, there are no investment returns under this type of funding structure to cover a large portion of benefit costs.

Litigation

California is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, California is involved in certain other legal proceedings (described in California’s recent financial statements) that, if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund.

Municipal Bankruptcies

Federal bankruptcy law permits local governments—counties, cities, special districts, school districts and community college districts—to file for relief under Chapter 9 provided that their state government authorizes this action. California provides its local governments with broad authority to file Chapter 9. Three California localities made Chapter 9 bankruptcy filings in 2012, which occurred just months after another California locality had completed its three-year Chapter 9 process. The use of Chapter 9 bankruptcy filings by local governments could have an impact on creditors and parties with whom they contract, including bond holders. Some of localities that have filed for bankruptcy have not skipped bond payments. In addition, bankruptcies at the local level could impact the State’s overall fiscal outlook.

Additional Information

Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the State Treasurer’s Office at 800-900-3873 or at www.treasurer.ca.gov.

Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at 916-445-4656.

Complete text of the State Controller’s monthly Summary Analysis may be accessed at the State Controller’s website (www.sco.ca.gov) under the heading Summary Analyses of Statements of General Fund Cash Receipts on the page for Monthly Financial Reports.

Complete text of the Governor’s proposed 2014-15 budget, and prior budgets, may be found at the Electronic Budget website of the Department of Finance (www.ebudget.ca.gov) under the heading “Governor’s Proposed Budget.”

None of the information on the above websites is incorporated herein by reference.

Special Risk Considerations Relating to New York Municipal Securities

The PowerShares New York AMT-Free Municipal Bond Portfolio will have considerable investments in New York municipal obligations. Accordingly, the Fund is susceptible to certain factors which could adversely affect issuers of New York municipal obligations. The ability of issuers to pay interest on, and repay principal of, New York municipal obligations may be affected by: (1) amendments to the Constitution of the State of New York (“State”) and other statutes that limit the taxing and spending authority of New York government entities; (2) the general financial and economic profile as well as the political climate of the State of New York, its public authorities, and political subdivisions; and (3) a change in New York laws and regulations or subsequent court decisions that may affect, directly or indirectly, New York municipal obligations. The Fund’s yield and share price is sensitive to these factors as one or more of such factors could undermine New York issuers’ efforts to borrow, inhibit secondary market liquidity, erode credit ratings and affect New York issuers’ ability to pay interest on, and repay principal of, New York municipal obligations. Furthermore, it should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State and the City of New York (“City”), and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Summarized below are important financial concerns relating to the Fund’s investments in New York municipal obligations. This section is not intended to be an entirely comprehensive description of all risks involved in investing in New York municipal obligations. The information in this section is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State and the City. It should be noted that the information recorded here primarily is based on the economic and budget forecasts and economic risks found in certain 2013 publications issued by the State, the City and the Metropolitan Transportation Authority (“MTA”). The accuracy and completeness of the information in those reports have not been independently verified. The resources used to prepare the disclosure related to the City, the State and the U.S. economy were published between May 2, 2013 and November 25, 2013, and the resources used to prepare the MTA disclosure were published in December of 2013. Since the time that such resources were published, there may have been, and may yet be significant changes in circumstances altering the economic and budget predictions found in those publications and presented here. In addition, it is important to note that many of the dollar amounts referenced in this section have been truncated to one digit after the decimal and rounded up or down to the appropriate dollar denomination. Because such dollar amounts generally reference large sums of money (e.g., millions or billions of dollars), the truncation and/or rounding of such dollar amounts may significantly differ from the untruncated and unrounded dollar amounts.

State Economy

The State has a diverse economy with a relatively large share of the nation’s financial activities, information and employment in health services and education, but a rather small share of the nation’s farming and mining activity. The State has the third highest population in the nation, and its residents have a comparatively high level of personal wealth. The most significant sectors of the State’s economy differ from those of the national economy. Tourism comprises a significant part of the economy. The State’s location, airport facilities and natural harbors have made it an essential link in international commerce. Manufacturing and construction account for smaller shares of employment for the State than for the nation, while service industries account for a larger share. The financial activities sector share of total State wages is particularly large relative to the nation. During an economic recession that is concentrated in construction and manufacturing, the State is likely to be less affected than the nation as a whole; however, the State is more likely to be affected during a recession that is concentrated in the services sector. The City has the highest population of any city in the nation and is the center of the nation’s largest metropolitan area. The City accounts for a large percentage of the State’s residents and personal income.

The discussion that follows regarding the status of the U.S. and State economies is primarily based on information published by the State Division of the Budget (“DOB”) no later than November 25, 2013. All predictions and past performance information regarding the U.S. and State economies contained in this subsection were made on or before that date even though they may be stated in the present tense and may no longer be accurate. You are also encouraged to read, in conjunction with this description of the State economy, the “New York City Economy” subsection of this “Special Considerations Relating to New York” section of this SAI, which presents some of the City Office of Management and Budget (“OMB”) projections regarding the economy.

DOB’s economic outlook predicts weaker growth for calendar year 2013 than was projected in the Financial Plan, followed by significant improvement in calendar year 2014. The steady weakness that has affected much of the current recovery persisted into the third quarter of calendar year 2013. A measure of unexpected interest rate volatility occurred when the 10-year Treasury yield spiked within a period of less than three weeks following a Federal Reserve meeting on June 19, 2013. By early September 2013, the 10-year Treasury yield was nearing its highest levels in over two years, which had a significant affect on the highly interest rate-sensitive housing market recovery, causing mortgage applications to fall 86 percent in the third quarter of 2013 after a 21 percent decline in the second quarter of 2013. Consequently, both real household spending and residential housing construction seem to have weakened more in the third quarter of 2013 than projected in the First Quarterly Update (as defined below).

Growth during the fourth quarter of 2013 is projected to be weakened by the recent federal government shutdown and the uncertainty created by political wrangling in Washington, DC. On the other hand, real U.S. export growth recently has been stronger than expected, buttressing the possibility that the global economy reached its low point earlier in 2013, while the drag from federal fiscal policy and the Congressional sequestration should decrease by early 2014. As of November 2013, equity markets are at record highs and gasoline prices are at near-term lows. Due in part to these developments, the Updated Financial Plan indicates projected real U.S. GDP growth of 1.5 percent for 2013, followed by growth of 2.4 percent for 2014.

Recent employment gains have also been less than expected in the First Quarterly Update. Since the end of 2012, private sector job growth has been trending downward, and that trend accelerated in the third quarter of 2013, with average monthly private sector job gains falling from 212,000 in the first quarter of 2013 to 129,000 jobs in the third quarter. Professional and business services and leisure and hospitality have been the largest contributors to the decline. Therefore, projected employment growth for both 2013 and 2014 was revised downward to 1.6 percent. Consistent with sluggish employment growth, anticipated increases in wages and total personal income for calendar years 2013 and 2014 have also been adjusted downward. However, poorer growth in wages is projected to be offset some by greater growth in certain of the non-wage components of income, such as proprietor’s and dividend income. An increase of 2.8 percent is expected for both wages and personal income for calendar year 2013, with growth increasing to 4.5 percent for both items in 2014. The relatively substantial move in income growth between 2013 and 2014 shows the shifting of income from 2013 into 2012 before increases in the two top federal marginal tax rates at the beginning of 2013.

The euro-zone economies seem to be stabilizing, resulting in a positive revision in real U.S. export growth to 2.7 percent for 2013. Conversely, uncertainty about domestic demand is anticipated to limit private business spending by more than expected in the First Quarterly Update. Real growth in private nonresidential fixed investment was adjusted downward to 2.4 percent for calendar year 2013. With growth projected to stay sluggish in the near future, the Federal Reserve is expected to delay the lowering of its long-term asset purchases into the first half of calendar year 2014 and will not begin to increase its federal funds rate target until early 2015. The central bank has space to keep its accommodative stance well over the near-term with gasoline prices at their lowest levels since the start of 2013 and the overall outlook for inflation staying moderate. The projected increase in consumer prices remains at 1.5 percent for calendar year 2013, but it has been adjusted downward from 2.1 percent to 1.8 percent for 2014 in expectation of energy prices remaining low.

The reply of financial markets to the timing of Federal Reserve “tapering” introduces a substantial headwind to national economic growth in calendar year 2014, especially in light of the lack of experience on which to rely. Energy prices remain volatile and present both positive and negative risk to the household consumption projection, as do home and equity price growth. In addition, the impact on the economy of the federal government shutdown remains unclear, but preliminary feedback is not positive. Presentations of political gridlock represent significant risk to economic activity in early 2014, with the struggle over the federal budget and the debt ceiling delayed to January and February 2014.

DOB’s forecast of weaker growth for calendar year 2013, followed by significant improvement in calendar year 2014, is subject to substantial risks. The budget sequester is projected to have had a significant negative effect on the labor market and could result in a greater decrease in government spending than expected, leading to a larger loss of government jobs or private jobs related to government procurement. Although the global economy is projected to improve, emerging market growth is still slower than in the earlier phase of the economic recovery. Slower export growth than expected could adversely affect growth in U.S. corporate profits, investment and jobs. On the other hand, global economic growth could surpass expectations if that policy succeeds, which would result in a quicker increase in the demand for U.S. exports.

Regarding the State, the economy has fared well given a challenging national and global economic environment. The State’s private sector labor market has stayed firm, exhibiting strong growth in professional and business services, private educational services, and tourism-related leisure and hospitality services. The State, however, has not been completely unaffected by the national slowdown. For example, private sector employment growth for the 2013 calendar year is projected at 1.4 percent, with similar growth for 2014. Although those growth rates reflect small downward adjustments from July 2013, they remain higher than historical averages.

Unlike recent private labor market trends, public sector employment is projected to continue to decrease in calendar year 2014. The continuing reduction of both the finance and government sectors has been adding to unusually low income growth over the previous two years. Before the federal tax increases at the beginning of 2013, a large portion of wages, dividends and capital gains were accelerated into the fourth quarter of 2012. As a result, DOB believes that it is more instructive to view State income growth on a fiscal year basis rather than on a calendar year basis. Lower growth of 3.8 percent is estimated for fiscal year 2013-14, but that revision is offset by increased growth in the non-wage components of personal income. On balance, personal income growth for fiscal year 2013-14 is projected at 3.7 percent, with growth of 4.9 percent for fiscal year 2014-15. These estimates reflect only minor adjustments from the First Quarterly Update.

All of the risks to the national economic forecast apply to the State forecast as well, although as the nation’s financial center, the volume of financial market activity and equity market volatility pose an especially large degree of uncertainty for the State. Recent events have shown how sensitive markets can be to changing expectations concerning Federal Reserve policy, and the resulting market volatility is projected to have a larger affect on the State economy than on the nation as a whole. Therefore, the recent increase in long-term interest rates adds another degree of risk to the finance and insurance sector bonus projection. Furthermore, with Wall

Street still modifying its compensation practices after the passage of financial reform, both the bonus and non-bonus components of employee pay are becoming more difficult to project. Securities industry revenues in the past have been a helpful predictor of bonus payouts, but that relationship has become a considerably less reliable indicator in recent years. In addition, the economic forecast faces an additional layer of uncertainty and risk arising from the projection of taxpayer response to changes in Federal tax law. To the extent that calendar year 2013 base wages were moved into the end of 2012 to avoid increasing federal tax rates, calendar year 2014 wage increases could be greater than anticipated. A weaker labor market than expected could also lead to lower wages, which could result in weaker household consumption. Moreover, if financial and real estate markets are weaker than projected, taxable capital gains realizations could be adversely affected. These effects could trickle through the State economy, decreasing employment, wage and household spending growth. Conversely, greater national and world economic growth, or a stronger increase in stock prices, together with even greater activity in mergers, acquisitions and other Wall Street activities, could result in more wage and bonuses growth than anticipated.

There can be no assurance that the State economy will not experience results worse than those predicted in the 2013-14 fiscal year (April 1, 2013 through March 31, 2014) or subsequent fiscal years, with related material and adverse effects on the State’s estimates of receipts and disbursements.

State Budget

Each year, the Governor is required to provide the State Legislature with a balanced executive budget which constitutes the proposed State financial plan for the ensuing fiscal year. The State’s fiscal year for 2013-14 ends on March 31, 2014. (The State’s fiscal year for 2014-2015 will run from April 1, 2014 to March 31, 2015.) The Governor’s executive budget is required to be balanced on a cash basis and that is the primary focus of DOB in preparing the financial plan for the State. State finance law also requires the State financial plan to be reported using generally accepted accounting principles (“GAAP”), in accordance with standards and regulations set forth by the Governmental Accounting Standards Board (“GASB”). As such, the State reports its financial results on both the cash accounting basis, showing receipts and disbursements, and the GAAP modified accrual basis, showing revenues and expenditures. The State financial results, as described below, are calculated on a cash accounting basis, unless specified otherwise. The GAAP projections for the State’s budget can be obtained from DOB.

In May 2013, DOB published the Enacted Budget Financial Plan for Fiscal Year 2014 (“Financial Plan”) which sets forth the State’s official financial plans for fiscal years 2014 through 2017. Subsequently, in August 2013 DOB issued the first quarterly update to the Financial Plan (the “First Quarterly Update”), and the second quarterly (or mid-year) update to the Financial Plan in November 2013 (the “Second Quarterly Update”). (The Financial Plan, to the extent updated and modified by the First and Second Quarterly Updates, is referred to as the “Updated Financial Plan.”) In addition, on January 21, 2014, the Governor issued the proposed Executive Budget for fiscal year 2014-15 (the “2014-15 Proposed Budget”). As described above, the Governor’s 2014-15 Proposed Budget remains subject to review and approval by the State Legislature before it is enacted.

DOB projects that the State will finish fiscal year 2013-14 with a General Fund closing balance of $1.8 billion. Balances in the State’s principal “rainy day” reserve funds, the Tax Stabilization Reserve Fund and the Rainy Day Reserve Fund, are projected to remain unchanged in fiscal year 2013-14. The aggregate balance of the two funds is equal to approximately 2.1 percent of projected General Fund disbursements in fiscal year 2013-14. The Community Projects, which finances discretionary grants allocated by the Legislature and Governor, is anticipated to decline by $25 million in fiscal year 2013-14, reflecting disbursements from existing reappropriations. The Updated Financial Plan continues to provide for a reserve in the General Fund balance to account for the costs of potential retroactive labor settlements with unions that have not agreed to terms for prior contract periods. The reserve is computed based on the pattern settlement for the period of fiscal year 2007-08 through fiscal year 2010-11 that was agreed to by the State’s largest unions. In fiscal year 2013-14, DOB expects that the reserve will be decreased by $32 million to fund the fiscal year 2013-14 costs of the labor settlements covering the prior contract periods. The reserve balance will be decreased as labor agreements for previous periods are made with other unions. For fiscal year 2013-14, the Updated Financial Plan reserves $263 million for debt management purposes, an increase of $250 million from fiscal year 2012-13 results. This increase is anticipated to be financed with a portion of the State Insurance Fund reserve release.

According to the Updated Financial Plan, total General Fund receipts for fiscal year 2013-14, including transfers from other funds, are expected to total $61.6 billion. General Fund disbursements for fiscal year 2013-14, including transfers to other funds, are expected to total $61.5 billion. All Government Funds spending is projected to be $141 billion in 2013-14 (including extraordinary federal aid for Superstorm Sandy and the federal Affordable Care Act), an increase of $7.9 billion from 2012-13 (including extraordinary federal aid for Superstorm Sandy and the federal Affordable Care Act). The major sources of all Government Funds spending include, among other things: school aid, Medicaid, transportation, social services, State operations, debt service and capital projects. All Government Funds receipts are projected to total $141.0 billion in 2013-14, an increase of $7.8 billion (or 5.9 percent) from fiscal year 2012-13 results.

General Fund Outyear Budget Gap Projections

Before enactment of the 2013-14 budget, the State faced an estimated current-services budget gap in the General Fund of $1.4 billion for fiscal year 2013-14 and projected budget gaps in future years of $4.0 billion in 2014-15, $5.2 billion in 2015-16, and $5.7 billion in 2016-17. The Updated Financial Plan closed the projected budget gap for2013-14 through a gap-closing plan, and DOB estimates that it reduces future budget gaps to approximately $1.7 billion in 2014-15, and $2.9 billion in both 2015-16 and 2016-17. The combined four-year gap projected for fiscal years through 2016-17 totals approximately $7.5. By comparison, the budget gap closed in fiscal year 2011-12 alone was projected at $10 billion.

The budget gap forecasts are based on assumptions of economic performance, revenue collections, spending patterns and projections of the costs of program activities. Future budget gaps are subject to substantial revision as additional information becomes available about the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity. There can be no guarantee that the State’s General Fund budget gaps will not grow materially from current estimates. If this were to happen, the State would be required to take additional gap-closing actions, such as additional decreases in State agency operations; delays or decreases in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other actions. In some cases, the ability of the State to implement these actions requires the approval of the Legislature and cannot be implemented unilaterally by the Governor. See also the discussion below in the “Special Considerations” subsection of this “Special Risk Considerations” section of this SAI.

Other Considerations

Many complex political, social, economic, financial and environmental forces influence the State’s economy and finances, which may in turn affect the Updated Financial Plan. These factors may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State’s control. It is also necessarily based upon forecasts of national and State economic activity and the ability of the State to collect related tax receipts as projected. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. In certain fiscal years, actual collections were substantially below the levels forecast for the year. There can be no assurance that the State’s actual results will not differ materially and adversely from the current forecast.

There are numerous uncertainties and risks that could affect the Updated Financial Plan, including the euro-zone financial crisis and other international and national events, changes in consumer confidence, oil supplies and oil prices, continuing or increasing unrest in the Middle East, climate change and extreme weather occurrences, federal statutory and regulatory changes in the financial sector (including changes to compensation packages), interest rate policy changes, financial and real estate market developments on bonus income and capital gains realizations, and the effect of household debt reduction on consumer spending and State tax collections. Other uncertainties and risks that could affect the Updated Financial Plan include, but are not limited to: the potential for State employee wage increases to exceed the projected annual wage costs; changes in the size of the State’s workforce; the extent to which projected earnings for pension fund assets and current assumptions with respect to wages for State employees affecting the State’s required pension fund contributions are realized; the federal government’s willingness and ability to provide the aid reflected in the Updated Financial Plan; the ability of the State to reduce costs, including operating expenses, as planned; household deleveraging on consumer spending and State tax collections; and the ability of the State and its public authorities to market securities successfully in the public credit markets. The projections and assumptions contained in the Updated Financial Plan are subject to State revision which may involve substantial change, and no assurance can be given that the Updated Financial Plan’s estimates and projections, which include actions the State expects to be taken but which are not within the State’s control, will be realized.

There is also a risk that projected budget gaps will increase materially from current projected levels which would require the State to take additional gap-closing actions. Such gap-closing actions may include, without limitation, additional reductions in the operations of State agencies; delays or reductions in payments to recipients of State aid, such as local governments; capital maintenance and construction suspensions or delays; and/or financing operating expenses through extraordinary means. In some cases, the ability of the State to implement such actions requires both Legislature and Governor approval.

One of the risks that could cause budget gaps to increase materially relates to Medicaid cost controls. The Updated Financial Plan assumes the use of available statutory tools to implement Medicaid cost savings. However, there can be no assurance that these controls will be sufficient to limit the rate of annual growth in Department of Health State Funds Medicaid spending to the levels projected in the Updated Financial Plan. In addition, limitation on annual growth is dependent on timely federal government approvals, regulatory changes (as appropriate) and the cooperation of the health care industry.

The Updated Financial Plan forecast also contains specific transaction risks and other uncertainties including, but not limited to, the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels projected in the Updated Financial Plan; and the success of cost-savings measures including, but not limited to, the transfer of available fund balances to the General Fund at the levels currently anticipated.

Little more than a year after Hurricane Irene and Tropical Storm Lee disrupted power and caused extensive flooding to numerous State counties, Superstorm Sandy hammered the East Coast on October 29, 2012, causing massive infrastructure damage and economic losses to the State and surrounding region. The frequency and strength of these storms present financial and economic risks to the State. In addition, major disaster response and recovery efforts remain ongoing. In January 2013, the federal government authorized about $60 billion in disaster aid for general recovery, rebuilding and mitigation activity nationwide. The State expects to receive $30 billion of these federal approved funds, as well as $5.1 billion in extraordinary federal assistance during fiscal year 2013-14 especially for expenses associated with Superstorm Sandy. The State faces long-term threats and potential hazards and risks as a result of climate change, such as rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. The recent storms affecting the State have exposed vulnerabilities in the State’s infrastructure to extreme weather events. DOB expects that substantial long-term planning and investment by the federal government, State and municipalities will be needed to adapt existing infrastructure to the risks presented by climate change. There can be no guarantee that all expected federal disaster aid described above will be provided to the State and its affected entities, or that it will be provided on the projected schedule.

The Updated Financial Plan authorizes the General Fund to temporarily borrow resources from other funds in the State’s short-term investment pool (“STIP”) for a period not to exceed four months or to the end of the fiscal year, whichever is shorter. While DOB expects that the General Fund will have adequate liquidity to make payments as they become due throughout fiscal year 2013-14, the General Fund may occasionally temporarily borrow funds from STIP during the fiscal year. The State continues to set aside money quarterly for debt service payments that are financed with General Fund resources, and reserve money to pay debt service on bonds secured by dedicated receipts, including Personal Income Tax (“PIT”) bonds, as required by law and bond covenants.

Under legislation enacted in August 2010, the State and local governments may defer paying (or amortize) a part of their annual pension costs starting in fiscal year 2010-11. Although amortization temporarily cuts the pension costs that must be paid by public employers in a particular fiscal year, it ultimately results in greater total costs when repaid with interest. Pension contribution costs greater than the State’s prescribed amortization thresholds may be deferred. Because DOB’s most recent pension contribution rate prediction assumes that the typical contribution rate will equal the amortization threshold in fiscal year 2017-18, the State would not have the ability to amortize any of its pension costs in 2017-18, or in the immediately following fiscal years. The Updated Financial Plan assumes that the State will continue to amortize a part of its pension costs pursuant to the 2010 legislation. The State made pension payments to the New York State Local Retirement System of $1.217 billion in fiscal year 2012-13. The amount deferred is $674.1 million. Furthermore, the State’s Office of Court Administration (“OCA”) made its pension payment of $189.4 million, and the amount amortized is $104.4 million. The $778.5 million amount of aggregate deferred payments will be repaid with interest over 10 years starting in fiscal year 2013-14. For amounts amortized in fiscal years 2010-11, 2011-12, 2012-13 and 2013-14, the State Comptroller set interest rates of 5, 3.75, 3 and 3.67 percent, respectively. The Updated Financial Plan assumes that both the State and the OCA will choose to defer pension costs in later years, consistent with the authorizing legislation, and repay those amounts at an interest cost assumed by DOB to be 3.67 percent per year over 10 years from the date of each deferred payment, consistent with the interest rate charged on the fiscal year 2013-14 amortized amounts.

The Updated Financial Plan includes a reserve to cover the costs of a pattern settlement with all unions that have not agreed to contracts for prior contract periods. The pattern is based on the terms agreed to by the State’s largest unions for this period. There can be no assurance that actual settlements, some of which are subject to binding arbitration, will not exceed the amounts included in the Updated Financial Plan. Furthermore, the State’s funding of the amounts reserved in fiscal year 2013-14 and beyond is subject to the State’s ability to achieve balanced budgets in those years. The Updated Financial Plan does not reflect reserves for settlements covering the current contract period that started in fiscal year 2011-12.

State law allows health insurance companies to convert from a not-for-profit to a for-profit corporation, subject to certain restrictions and approvals. The proceeds of such conversions must be used by the State for health-care-related expenses. The Updated Financial Plan assumes the State will receive approximately $175 million in fiscal year 2013-14 and $300 million in each of fiscal years 2014-15, 2015-16 and 2016-17, which would be deposited into the State’s Health Care Reform Act (“HCRA”) account. If conversions do not occur as assumed in the Updated Financial Plan, the State would be required to take other actions to increase available resources or to reduce planned spending from the HCRA account.

The State receives a significant amount of federal funding for health care, education, transportation and other government needs, as well as federal aid to address response and recovery to extreme weather events. Any reduction in federal funding levels could have a materially adverse impact on the Updated Financial Plan.

The Updated Financial Plan may be adversely affected by actions taken by the federal government with respect to Medicaid, including audits, disallowances, and changes to federal participation rates or other Medicaid rules. For example, all Medicaid claims are subject to audit and review by the federal government. Recently, the Federal Centers for Medicare and Medicaid Services (“CMS”) requested additional information pertaining to claims for services provided to individuals in developmental centers operated by the Office for People with Developmental Disabilities (“OPWDD”). Although no official audit has commenced, the State OPWDD is working together with the federal government to resolve concerns over reimbursement for services provided to individuals in developmental centers. Any adverse action by CMS relative to these claims could jeopardize a significant amount of federal Medicaid participation in this program. The prospective resolution of this matter led to a decline in federal aid of $1.1 billion annually beginning in fiscal year 2013-14. A similar amount of federal aid is at risk for any period of retroactivity that may be challenged by CMS. DOB indicates that these kinds of matters often are resolved with a prospective solution (as already begun by the State), and the State is not aware of any like attempts by the federal government to retroactively recover federal aid of this size that was paid in accordance with a State approved plan.

Debt outstanding and debt service costs over the course of the plan period are projected to remain below the limits prescribed by the Debt Reform Act of 2000 (“Debt Reform Act”) based on the updated forecasts in the Updated Financial Plan. However, the State is currently in a period of relatively limited debt capacity. The available room under the debt outstanding cap is expected to decline from $2.4 billion in 2013-14 to $720 million in 2016-17, then increase. These estimates include the potential impact of new capital spending included in DOB’s ten-year capital commitment and disbursement projections for State agencies. The State is continuing to implement measures to further adjust capital spending priorities and debt financing practices to stay in compliance with the statutory outstanding debt limit.

The Federal Budget Control Act of 2011 (“BCA”) imposed annual caps on federal discretionary spending over a ten-year period and mandated an additional $1.2 trillion in deficit, which, if not enacted, would be accomplished through the sequestration of funds in fiscal year 2012-13 and reduced discretionary spending caps in subsequent years. A sweeping 5 percent decrease in fiscal year 2012-13 funding for federal non-defense discretionary programs was enacted because the prescribed deficit reduction was not achieved by the March 1, 2013 deadline. If Congress fails to achieve the BCA deficit reduction requirements, DOB estimates that the State and local governments could sacrifice an estimated $5 billion in federal aid over nine years, mostly by decrease in “pass-through” aid to individuals, school districts, not-for-profit providers and other beneficiaries.

A default by the federal government on payments, especially for a prolonged period, can be projected to have a materially adverse effect on the economies of the nation and the State, financial markets and intergovernmental aid payments. According to DOB, although it is not possible to know or predict the particular effects of a federal government payment default on the Updated Financial Plan, data from prior economic struggles suggest that the State’s revenue loss could be significant if the economy falls into a recession as a result of a federal default. For example, during the previous economic recession, the State lost 324,000 jobs, State wages declined 7.2 percent in 2009, and taxable capital gains realizations decreased 52 percent in 2008 and 41 percent in 2009. A federal government payment default also may adversely affect the municipal bond market. Municipal issuers, and the State, could face greater borrowing costs and decreased market access, which would jeopardize planned capital investments in roads and bridges, higher education facilities, hazardous waste remediation, environmental projects and economic development projects. Furthermore, the market for and market value of outstanding municipal obligations, including municipal obligations of the State, could be negatively affected.

Substantially all of the State’s employees become eligible for post-retirement benefits if they reach retirement while working for the State. In accordance with the GASB Statement 45, the State must perform an actuarial valuation every two years for purposes of calculating Other Post-Employment Benefits (“OPEB”) liabilities. The Annual Required Contribution (“ARC”) represents the annual level of funding that, if set aside on an ongoing basis, is projected to cover normal costs each year and amortize any unfunded liabilities of the plan over a maximum period of thirty years. Any amounts required but not actually set aside to pay for these benefits are accumulated with interest as part of the net OPEB obligation, after adjusting for amounts previously required. The unfunded actuarial accrued liability for fiscal year 2012-13 is $66.5 billion ($54.3 billion for the State and $12.2 billion for the State University of New York (“SUNY”)), determined using the Frozen Entry Age actuarial cost method, and is amortized over an open period of 30 years using the level percentage of projected payroll amortization method. The unfunded actuarial accrued liability for fiscal year 2012-13 used an actuarial valuation of OPEB liabilities as of April 1, 2012 for the State and as of April 1, 2010 for SUNY. The annual OPEB cost for fiscal year 2012-13 totaled $3.4 billion ($2.6 billion for the State and $0.8 billion for SUNY) under the Frozen Entry Age actuarial cost method, allocating costs on a level basis over earnings. The $3.4 billion total was $2.0 billion ($1.4 billion for the State and $0.6 billion for SUNY) above payments for retiree costs made by the State in fiscal year 2012-13. That difference reduced the State’s net asset condition at the end of fiscal year 2012-13 by $2.5 billion. GASB does not require the additional costs to be funded in the State’s budgetary basis, and no funding is assumed for this purpose in the Updated Financial Plan.

The State’s Secured Hospital Program enables certain financially distressed not-for-profit hospitals to gain access to the capital markets. Under the Secured Hospital Program, the State is obligated to pay debt service, subject to annual appropriations by the Legislature, on certain bonds in the event there are shortfalls in revenues from other sources, including hospital payments and certain reserve funds held by the applicable trustees for the bonds. As of March 31, 2013, there was a total of $421 million of outstanding bonds for the program. The financial condition of most of the nine hospitals in the Secured Hospital Program is deteriorating, and some are experiencing significant operating losses that are likely to impair their ability to remain current on their loan payment obligations. The Updated Financial Plan assumes additional costs of $13 million in fiscal year 2013-14, $30 million annually in fiscal years 2014-15 through 2016-17, and $17 million in fiscal year 2017-18 for the Secured Hospital Program. Such amounts are based on the actual experience of the participants in the program as of the date of the Updated Financial Plan, and would cover the debt service costs for the four hospitals that currently are not meeting the terms of their loan agreements. In relation to the entire Secured Hospitals Program portfolio, a maximum annual exposure to the State of up to $44 million would be realized if reserve funds held by trustees were fully depleted and if all remaining hospitals in the Secured Hospitals Program failed to meet the terms of their loan agreements.

Implementation of the Updated Financial Plan relies on the State’s ability to successfully market its bonds. The State primarily finances much of its capital spending from the General Fund or STIP, which it subsequently reimburses with proceeds from the sale of bonds. If the State cannot sell bonds at the levels (or on the timetable) anticipated in the State’s capital plan, the State’s overall cash position and capital funding plan may be adversely affected. The success of expected public sales will depend on prevailing market conditions. Future developments in the financial markets generally, and future developments regarding the State and public discussion of those developments, may affect the market for outstanding State-supported and State-related debt.

Recent State Fiscal Years

The State Comptroller has reported that the General Fund ended the 2012-13 fiscal year with the following audited results in accordance with GAAP for governments as promulgated by the GASB. Total receipts for fiscal year 2012-13, including transfers from other funds, were $58.8 billion. Disbursements, including transfers to other funds, totaled $59.0 billion. The General Fund ended fiscal year 2012-13 with a closing cash fund balance of $1.6 billion. The balance consists of $1.1 billion in the Tax Stabilization Reserve Fund, $175 million in the Rainy Day Reserve Fund, $21 million in the Contingency Reserve Fund, $93 million in the Community Projects Fund and $190 million total in reserves. The Updated Financial Plan assumes that the undesignated fund balance of $100 million at the end of fiscal year 2012-13 will be used in fiscal year 2013-14 to cover the timing of certain costs regarding disaster assistance that were budgeted in fiscal year 2012-13, but are currently projected to be charged to the General Fund in fiscal year 2013-14.

State Debt

The debt of the State and of certain public authorities (“Authorities”) consists of “State-supported debt” and “State-related debt.” State-supported debt is a subcategory of State-related debt. State-supported debt includes: (1) general obligation debt of the State to which the full faith and credit of the State has been pledged; (2) lease-purchase and contractual-obligations of public Authorities and municipalities where the State’s obligations to make payments to those public Authorities and municipalities to cover debt service on those instruments is dependent on annual appropriations made by the Legislature and not based upon general obligations of the State; (3) long-term obligations issued by the Local Government Assistance Corporation Program, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State’s annual seasonal borrowing; and (4) State PIT Revenue Bond Financing (“State PIT Revenue Bonds”), which is issued by certain Authorities. The legislation enacting the issuance of State Pit Revenue Bonds provides that 25 percent of PIT receipts, excluding refunds owed to taxpayers, must be deposited into the Revenue Bond Tax Fund to be used to make debt service payments on these bonds. Legislation enacted in 2007 increased, under certain circumstances, the amount of PIT receipts to be deposited into the Revenue Bond Tax Fund by removing an exclusion for PIT amounts deposited to the STAR Fund.

State-related debt is a broader category of state debt that includes State-related debt but also includes State-guaranteed debt, moral obligation financings, certain contingent-contractual obligation financings, and certain other State financings (“Other State Financings”). Debt service on State-guaranteed debt, moral obligation financings, and the contingent-contractual obligation financings is expected to be paid from sources other than the State and State appropriations are contingent in that they may be made and used only under certain circumstances. Other State Financings relates to debt issued by an Authority on behalf of a municipality. These include capital leases, mortgage loan commitments and debt of the municipal bond bank agency to finance prior year school claims. The municipality pays debt service on such financings by assigning specified State and local assistance payments it receives. The State does not have any obligation to continue to appropriate the local assistance payments that are the subject of the municipality assignments or make any debt service payments on such financings.

As of March 31, 2013, the State had approximately $3.5 billion outstanding in general obligation debt, $8.6 billion in debt relating to lease-purchase and other service contract financing of State capital programs, $26.5 billion in State PIT Revenue Bonds, $13.9 billion in other revenue bonds, $2.8 billion in debt from the Local Government Assistance Corporation, $2.8 billion outstanding in contingent-contractual obligation financings, $15.3 million in moral obligations financing, $15.4 million in State guaranteed debt and $294 million in other State financings. The Updated Financial Plan projects debt issuances of $5.1 billion in fiscal year 2013-14 to finance new capital projects, which is an increase of $1.5 billion (42 percent) from fiscal year 2012-13. The following new debt issuances are projected to be issued for 2013-14: $1.9 billion for transportation; $1.7 billion for education; $459 million for health and mental hygiene; $424 million for economic development; $362 million for the environment; and $323 million for State facilities and equipment.

Total State-related debt outstanding is projected to increase from $55.7 billion in 2012-13 to $56.9 billion in 2013-14. The estimated debt service on State-related debt for the 2013-14 fiscal year is expected to be approximately $6.3 billion. Total State-supported debt is projected to increase from $52.5 billion in 2012-13 to $54.1 billion in 2013-14. The estimated debt service on State-supported debt for the 2013-14 fiscal year is expected to be approximately $6.1 billion, a decline of $78 million from fiscal year 2012-. New State-supported debt issued on or after April 1, 2000 is subject to the Debt Reform Act. This Act imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital works and purposes only and restricts the maximum term of debt issuances to no more than 30 years. Total State-supported debt service costs as a percent of total governmental funds receipts is estimated to be 2.8 percent in fiscal year 2013-14 with respect to debt service subject to the Debt Reform Act caps.

The State’s outstanding General Obligation bonds were rated AA with a positive outlook by S&P as of December 19, 2013, AA with a positive outlook by Fitch as of September 5, 2013, and Aa2 with a positive outlook by Moody’s as of August 22, 2013. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency that furnished the rating. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. Any such downward revision or withdrawal could have an adverse effect on the market prices of the State general obligation bonds.

Litigation

The State is a defendant in certain court cases that could ultimately affect the ability of the State to maintain a balanced Updated Financial Plan. The State believes that the proposed Updated Financial Plan includes sufficient reserves to offset the costs associated with any potential adverse rulings. In addition, any potential amounts may be structured over a multi-year period. However, it is possible that adverse decisions in legal proceedings against the State could exceed the amount of all potential Updated Financial Plan resources set aside for judgments, and consequently could negatively affect the State’s ability to maintain a balanced Updated Financial Plan. The disclosure below only includes litigation where the State deems the monetary claims against the State to be material or that involves significant challenges to or impacts on the State’s financial policies or practices. The State generally only deems a monetary claim to be material if it exceeds $100 million. Furthermore, the litigation discussed below does not include all pending material matters and it does not include any pending material matter where the State’s legal counsel has advised that it is not probable that the State will suffer adverse decisions.

There are a number of suits pending against the State by Indian tribes that claim Indian land was taken illegally by the State. The disputed portions of land in these suits range from 15,000 acres to a strip of land varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. The remedies sought in these suits include, among other things, assertions of a possessory interest in the land, ejectment, claims seeking the difference between the amount paid for the lands and the fair market value of the lands at the time of the transaction, monetary damages and prejudgment interest. Taken together, two significant decisions rendered by the Supreme Court and the Second Circuit Court of Appeals in City of Sherrill v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 126 S.Ct. 2021, 2022 (2006) made clear that the equitable doctrines of laches, acquiescence and impossibility can bar ancient land claims. Relying on these decisions, in Oneida Indian Nation et al. v. County of Oneida et al., 617 F.3d 114 (2d Cir. 2010), the Second Circuit Court of Appeals dismissed the Oneida land claim. The United States Supreme Court, on October 17, 2011, denied plaintiffs’ petitions for certiorari to review the decision of the Second Circuit. On May 16, 2013, the State, Madison and Oneida Counties, and the Oneida Indian Nation executed a settlement agreement that, among other things, would institute a limit on the amount of land the tribe could reacquire and have taken into trust for its benefit by the United States. The agreement has been approved by the State Legislature, but is still pending approval, where applicable, by the State Office of the Attorney General and the federal court. See Oneida Indian Nation of New York et al. v. State of New York. Some of the pending major cases that involve Indian claims include Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al.; and The Onondaga Nation v. The State of New York, et al. (NDNY); Shinnecock Indian Nation v. State of New York, et al. (EDNY).

There is a nationwide arbitration proceeding pending against the State involving the 1998 Tobacco Master Settlement Agreement (“MSA”) between tobacco manufacturers who are party to the MSA (“PMs”) and 46 settling states (including the State), plus some territories and the District of Columbia (collectively the “Settling States”). Under the MSA, the PMs pay the Settling States each year in perpetuity a base payment to compensate for economic harm to the Settling States for smoking-related illness. In exchange for the payments by the PMs and imposition of certain tobacco advertising and marketing restrictions among other things, the MSA releases the PMs from past and present smoking-related claims by States and provides for a continuing release of future smoking-related claims. In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA (“Non-Participating Manufacturers” or “NPMs”) to deposit in escrow an amount roughly equal to the amount that PMs pay per pack sold. The State’s allocable share of the total payment is about 12.8 percent of the total, or approximately $800 million on an annual basis.

In the nationwide arbitration proceeding against the State, the PMs allege violations of the terms of the MSA by the Settling States (except for Montana) for 2003 with respect to their treatment of tobacco manufacturers who are not party to the MSA. The PMs seek a downward adjustment of the payment due in that year which would serve as a credit against future payments. Any such claims for years prior to 2003 were settled in 2003. The PMs are making the identical claim for 2004-2006, but none of those years are currently in arbitration. The arbitration panel has thus far ruled, among other things, that the Settling States involved have the burden of proof in establishing diligent enforcement of the escrow statutes and that the 2003 settlement of prior NPM Adjustment claims, does not preclude the PMs from basing their claim for a 2003 NPM Adjustment on 2002 NPM sales. A hearing on issues common to all states took place in Chicago on April 16-24, 2012. State-specific hearings commenced in May 2012, starting with the hearings involving Missouri and Illinois. The State’s diligent enforcement hearings occurred June 25-29, 2012. The final state-specific diligent enforcement hearing occurred May 21-24, 2013. The State anticipates that the Panel will soon issue decisions on the merits of each state’s diligence relating to 2003. In the event of an arbitration ruling adverse to the State’s interest, the State expects that it will challenge the ruling by moving to set aside that arbitral award.

In December 2012, the PMs and 19 states (collectively the “Signatory Parties”) agreed to a term sheet allegedly settling the NPM Adjustment disputes for 2003-2012. The State and 31 other states and territories rejected the term sheet because of the negative impact of its terms on their respective states and territories. The Signatory Parties have sought the approval of the Panel in order to obtain an early release of MSA annual payments currently being held in a disputed payments account. Under the MSA reallocation provision, every state is either “diligent” or “not diligent,” and only “diligent” states are exempt from the NPM Adjustment. Any Signatory States removed from the calculation must still be treated as either diligent or not diligent for purposes of allocation of the NPM Adjustment. The non-joining states seek to have the Signatory States treated as non-diligent for purposes of allocation of the NPM Adjustment, to which the Signatory Parties object. The Panel held a status conference on January 22, 2013, and a hearing on March 7, 2013, to discuss the term sheet. The Panel subsequently issued a Partial Stipulated Settlement Award (“Partial Award”) on March 13, 2013, based on the provisions of the term sheet, that deemed the 20 states (collectively, the “Signatory States”) “diligent” for purposes of allocation of the NPM Adjustment. Furthermore, the Panel created a process for reallocating any NPM Adjustment among non-diligent states that changes the terms of the MSA itself. Therefore, if the State is found to have been “not diligent” in its enforcement of its escrow statute in 2003, the State would have exposure not only for its portion of the NPM adjustment, but also for its proportionate share of the NPM Adjustment attributable to the Signatory States. The State, as well as several other states, has moved in its state court to vacate or modify the Partial Award notwithstanding the Panel’s finding. The State is still pursuing this motion.

State of New York, et al. v. The United States of America, et al., 06-CV-810 (WDNY) is an action by the State and the New York State Energy Research and Development Authority seeking (i) a declaration that defendants are liable under the Comprehensive Environmental Response, Compensation, and Liability Act (CERCLA) for the State’s response costs and for damages to the State’s natural resources stemming from nuclear contamination from the Western New York Nuclear Service Center in Cattaraugus County, New York (the “Site”), and a judgment compensating the State for such costs and damages, (ii) a declaration of defendants’ responsibilities under the West Valley Demonstration Project Act (the “Act”) to decontaminate and decommission the Site as well as for future site monitoring and maintenance, and (iii) a declaration that the defendants are responsible for paying the fees for disposal of solidified high level radioactive waste at the Site under the Nuclear Waste Policy Act. Thus far, the combined federal and State costs as of the date of the Updated Financial Plan amount to approximately $2.6 billion, with the State’s expenses approaching $320 million.

After commencement of the action, the parties engaged in court-ordered mediation, as a result of which a consent decree was approved and entered on August 17, 2010 resolving several key claims in the litigation. The Consent Decree identifies a specific cost share for each government for specified facilities and known areas of contamination, and sets forth a process for determining cost shares for contamination that may be identified in the future. The Consent Decree does not select or advocate the selection of any particular cleanup program for the Site, and cleanup decisions are being made via the ongoing Environmental Impact Statement process.

The Consent Decree also does not resolve two claims raised in the State’s lawsuit—the State’s natural resource damages claim and its Nuclear Waste Policy Act claim. The first claim, which the federal government has agreed to toll, will be pursued by the State Department of Environmental Conservation (as trustee of the State’s natural resources) and the Attorney General’s office. The claim concerning the federal government’s obligation to pay fees for disposal of high level radioactive waste from the West Valley Demonstration Project under the Nuclear Waste Policy Act has not been settled or dismissed and remains in litigation. In accordance with an agreed briefing schedule, the parties have submitted their opening and responsive briefs for competing motions to dismiss the Nuclear Waste Policy Act claim.

The plaintiffs in Hampton Transportation Ventures, Inc. et al. v. Silver et al. (now in Sup. Ct., Albany Co.) and other similar cases, including William Floyd Union Free School District v. State (now in Sup. Ct., New York Co.), Town of Brookhaven v. Silver, et al. (now in Sup. Ct., Albany Co.), Town of Southampton and Town of Southold v. Silver (now in Sup. Ct., Albany Co.), Town of Huntington v. Silver (now in Sup. Ct., Albany Co.), Mangano v. Silver (Sup. Ct., Nassau Co.), Town of Smithtown v. Silver (now part of the Mangano case in Sup. Ct., Nassau Co.) and Vanderhoef v. Silver (now in Sup. Ct., Albany Co.), challenge the constitutionality of 2009 Laws of New York chapter 25, which imposed certain taxes and fees, including a regional payroll tax, in the Metropolitan Commuter Transportation District, the revenue from which is passed to the Metropolitan Transportation Authority. Plaintiffs seek judgments declaring that the enactment of Chapter 25 violated State constitutional provisions relating to the need for a home rule message, supermajority requirements for enactment of special or local laws, single purpose appropriation bill, and liability for the debts of public authorities. In addition, plaintiffs demand a judgment declaring that enactment of chapter 25 violated provisions of the Public Authority Law § 1266 requiring that the Metropolitan Transportation Authority be self-sustaining. A village, a number of additional towns, Suffolk County and the Orange County Chamber of Commerce have joined the Mangano case as plaintiffs. Defendants in each of the cases have moved to change the venue of their respective cases to Albany County or New York County and the venue has changed in most of the cases. The plaintiffs in the Huntington and Hampton cases have appealed from the orders changing venue. In Vanderhoef, Huntington, Floyd, Brookhaven Southampton/Southold and Hampton, the defendants have moved for judgment in their favor. The plaintiffs in Hampton and Floyd voluntarily stipulated to discontinue their case after legislative amendment of the applicable statute exempted school districts from the “mobility tax” imposed by the statute on employers in the Metropolitan Commuter Transportation District. The Supreme Court, Albany County issued decisions granting summary judgment to defendants in Brookhaven, Huntington and Southampton/Southold. The Brookhaven Huntington and Vanderhoef plaintiffs have appealed from those decisions but failed to perfect their appeals within nine months after the date of their notices of appeal, which, pursuant to the Rules of the Third Department, means their appeals are deemed abandoned. The plaintiffs in Vanderhoef attempted to file an appellate brief, but it was rejected by the Appellate Division, Third Department, as untimely. Plaintiffs subsequently moved for leave to perfect their appeal notwithstanding their delay and the Appellate Division granted their request; plaintiffs’ appeal was argued on November 12, 2013, when they only argued their common law claims and conceded that their constitutional claim had been disposed of by the Second Department decision in the Mangano case described below.

In Mangano, the Supreme Court, Nassau County denied defendants’ motion for change of venue. All parties moved for summary judgment in Supreme Court, Nassau County. By decision dated August 22, 2012, the Supreme Court (a) granted summary judgment to the defendants to the extent of dismissing the claims against certain of the individual State defendants on the ground of legislative immunity, but (b) granted summary judgment to plaintiffs to the extent that it held the MTA payroll tax unconstitutionally impinged on the home rule powers guaranteed under Article IX of the New York State Constitution. Judgment in accordance with that decision was entered October 1, 2012 and all defendants have appealed. The defendant-appellants’ briefs on appeal and plaintiff-respondent’s briefs have been filed in the Appellate Division, Second Department. On February 20, 2013, the Appellate Division granted the New York State AFL-CIO, Transport Workers Union Local 100 and New York State Transport Union Conference leave to file an amicus curiae brief in support of the State’s position. On or about October 26, 2012, the Towns of Southampton and Southold, despite their previous failed challenge to the tax, brought suit in the New York Court of Claims entitled The Town of Southampton and the Town of Southold v. The State of New York, et al., in which they seek, based on the Mangano decision, refund of all monies paid under the payroll tax, as well as injunctive relief barring collection of the tax from them in the future. The State’s motion to dismiss the claim in the Court of Claims has been fully briefed, but the Court had adjourned the motion pending the decision of the Court of Appeals whether to accept jurisdiction in the Mangano case. The Court scheduled a telephone conference with counsel for January 9, 2014.

In Maisto v. State of New York (formerly identified as Hussein v. State of New York), plaintiffs seek a judgment declaring that the State’s system of financing public education violates section 1 of article 11 of the State Constitution, on the ground that it fails to provide a sound basic education. In a decision and order dated July 21, 2009, Supreme Court, Albany County, denied the State’s motion to dismiss the action. The State appealed this denial to the Appellate Division, Third Department. On January 13, 2011, the Appellate Division, Third Department, affirmed the denial of the motion to dismiss. On May 6, 2011, the Third Department granted defendants leave to appeal to the Court of Appeals. On September 15, 2011, the Court of Appeals placed the appeal on track for full briefing and oral argument. The appeal was argued April 26, 2012. On June 26, 2012, the Court of Appeals affirmed the denial of the State’s motion to dismiss. Depositions have been completed. The discovery deadline was May 3, 2013. The note of issue was filed on May 13, 2013, and a pre-trial conference is scheduled for December 5, 2013.

In Aristy-Farer, et al. v. The State of New York, et al. (Sup. Ct., N.Y. Co.), commenced February 6, 2013, plaintiffs seek a judgment declaring that the provisions of L. 2012, Chapter 53 and L. 2012, Chapter 57, Part A Section 1, which links payment of State school aid increases for 2012-2013 to submission of approvable teacher evaluation plans by local school districts violates, among other provisions of the State Constitution, Article XI, Section 1, because implementation of the statutes would prevent students from receiving a sound basic education. Plaintiffs moved to enjoin the defendants from taking any actions to that would reduce payment of State aid disbursements referred to as General Support for Public Schools (“GSPS”) to the City pending a final determination, and the State opposed this motion. By order dated February 19, 2013, the Court granted the motion for preliminary injunction. The State appealed, and on May 21, 2013, the Appellate Division, First Department, denied plaintiffs’ motion for a stay pending appeal. Consequently, plaintiffs have agreed to vacate their preliminary injunction and the State will withdraw its appeal. The action remains pending in Supreme Court, New York County.

In New York State United Teachers, et al. v. The State of New York, et al. (Sup. Ct., Albany Co.), commenced February 20, 2013, plaintiffs seek a judgment declaring that the provisions of Education Law Section 2023-a, which limits the tax that school districts may levy on real property within their districts, violates, among other provisions of the State Constitution, Article XI, Section 1, because implementation of the statute would prevent students from receiving a sound basic education and impair the right of plaintiffs to substantially control school district finances. Plaintiffs also seek injunctive relief barring application of the statutory tax cap to local education funding. Defendants’ motion to dismiss the amended complaint was returnable December 12, 2013.

In Kateri Residence v. Novello (Sup. Ct., New York Co.) and several other cases, plaintiffs challenge a number of nursing home rate methodologies, including the “reserve bed patient day adjustment,” which regulates payments to nursing homes when long term care patients are receiving off-site care. Supreme Court, New York County, granted partial summary judgment to plaintiffs in Kateri, finding that the reserve bed patient day adjustment rate methodology was improper. In addition, the Court directed the defendant to re-compute Medicaid rates for the plaintiffs’ facilities. The deadline for such re-computation was June 28, 2013. The Appellate Division, First Department affirmed the Supreme Court’s partial summary judgment decision on interlocutory appeal and remanded the case to the Supreme Court for further proceedings. The Court of Appeals denied leave to appeal on the grounds that the decision was not final. The Supreme Court directed the defendant to compute Medicaid rates for the plaintiff’s facilities, which was completed in October 2013. The next court conference is scheduled on January 15, 2014, and the parties are now conducting discovery.

In Oneida Indian Nation of New York v. Paterson, et al. and four consolidated cases, the tribal plaintiffs seek declaratory judgments that their rights under federal law have been violated by Chapters 134 and 136 of the Laws of 2010, which amended the Tax Law regarding collection of excise taxes on reservation cigarette sales to non-tribal members and enjoining the State from enforcing those laws. The District Court for the Western District of New York rejected plaintiffs’ motions for preliminary injunctions in four of the five cases, but granted a stay of enforcement pending plaintiffs’ appeal. Plaintiff’s motion for a preliminary injunction was granted by the District Court for the Northern District of New York in the fifth case. The Second Circuit Court of Appeals affirmed the Western District’s orders on May 9, 2011, which denied the plaintiffs’ motions for preliminary injunctions, and vacated the Northern District’s order granting the motion for a preliminary injunction, vacated all stays pending appeal, and remanded the cases to the District Courts for further proceedings consistent with the Court’s opinion. In the Northern and Western District cases, the State has moved for summary judgment and the plaintiffs have moved for voluntary dismissal without prejudice. The motions were taken on submission in the Northern District on November 25, 2011 and argued in the Western District on December 20, 2011. On January 9, 2012, the District Court for the Northern District of New York granted plaintiff’s motion for voluntary dismissal without prejudice and denied the State defendants’ motion for summary judgment as moot.

In New York Insurance Association, Inc. v. State (Sup. Ct., Albany Co.), several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department pursuant to Insurance Law § 332 violate the Insurance Law and the State and federal Constitutions to the extent that the assessments include amounts for items that are not direct expenses of the Insurance Department. The plaintiff insurance companies allege, among other things, that these assessments constitute an unlawful tax because they include amounts for items that are not the legitimate direct and indirect costs of the Insurance Department. Depositions have been completed. The note of issue was filed on June 3, 2013. The parties have moved for summary judgment and the motions are returnable January 31, 2014.

In July 2011, plaintiffs sued the State and other Defendants in Akwesasne Convenience Store Association et al. v. State of New York, in Supreme Court, Erie County, seeking a declaration that the statutory voucher system impermissibly burdens Indian commerce and is preempted by federal law and further seeking to enjoin the implementation, administration or enforcement of the system. The court denied plaintiffs’ request for a temporary restraining order and, in a decision dated August 18, 2011, also denied plaintiffs’ subsequent motion for a preliminary injunction. Plaintiffs appealed to the Appellate Division, Fourth Department, which denied plaintiffs’ motion for a preliminary injunction pending appeal on September 14, 2011. By decision dated August 2, 2012, the Supreme Court, Erie County, granted defendants’ motion for summary judgment dismissing the complaint and denied plaintiffs’ cross motion for summary judgment. Plaintiffs appealed directly to the Court of Appeals by notice of appeal filed on October 12, 2012. On January 15, 2013, the Court of Appeals transferred the appeal to the Appellate Division, Fourth Department, on the grounds that a direct appeal to the Court of Appeals does not lie.

State Retirement Systems

The State and Local Retirement Systems (“Systems”) provide coverage for public employees of the State and its localities (except employees of the City and teachers, who are covered by separate plans). The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. The present value of anticipated benefits for current members, retirees, and beneficiaries increased from $198.6 billion (including $89.3 billion for current retirees and beneficiaries) on April 1, 2012 to $204.5 billion (including $93.7 billion for current retirees and beneficiaries) on April 1, 2013, and the net assets available for benefits as of March 31, 2012 were $164.2 billion (including $4.4 billion in receivables, consisting of employer contributions, amortized amounts, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), an increase of $10.8 billion or 7 percent from the fiscal year 2011-12 level of $153.4 billion. Under the funding method used by the Systems, the anticipated benefits of current members, retirees and beneficiaries are expected to be sufficiently covered by the net assets, plus future actuarially determined contributions.

The investment losses experienced in fiscal year 2009 have negatively impacted the value of assets held for the Systems. The effect of the loss is spread over a 5-year period by the current actuarial smoothing method. Consequently, employer contribution rates have increased for fiscal years 2010-11, 2011-12, 2012-13 and 2013-14 . According to the Updated Financial Plan, employer contribution rates for fiscal year 2014-15 slightly decreased from the prior fiscal year. The amount of future annual increases will partly depend on the pension fund’s value as of each April 1, and also on the present value of the expected benefits to be paid by the pension fund as of each April 1.

Contributions to the Systems are also provided by employers. For fiscal year 2012-13, the State paid $1.4 billion in contributions (including Judiciary), including amortization payments of approximately $235 million. The estimated State payment (including Judiciary) due March 1, 2014 is $2.8 billion. As of November 1, 2013, the State has prepaid approximately $1.1 billion and has been credited with the related interest adjustment. If the State (including Judiciary) were to opt to amortize the maximum amount permitted, the required March 1, 2014 payment would be reduced by approximately $948.2 million. The State payment for fiscal year 2013-14 is an estimate and, if changed, the amount that can be amortized would also change.

Authorities

Generally, the fiscal stability of the State is partially dependent upon the fiscal stability of its public Authorities, including those which finance, construct and/or operate revenue-producing public facilities. These Authorities generally pay their own operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, tuition and fees, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation also authorizes numerous financing structures, which may be used for the financings.

Furthermore, there are statutory arrangements that, under certain circumstances, authorize State local assistance payments otherwise payable to localities to be made rather to certain Authorities to secure the payment of debt service on their revenue bonds and notes. However, the State has no constitutional or statutory responsibility to give assistance to localities above amounts that have been appropriated therefor in any particular year. Some public Authorities also receive funds from State appropriations to pay for the operating costs of certain programs.

Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions provided for in legislative authorization. Not surprisingly, the State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its Authorities were to default on their respective obligations. As of December 31, 2012 (with respect to the New York Job Development Authority, as of March 31, 2012), there were 19 Authorities with outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, was approximately $171 billion, only a portion of which constitutes State-supported or State-related debt.

Metropolitan Transportation Authority

In December 2013, MTA released its adopted 2014 Budget and Four-Year Financial Plan 2014–2017 (the “MTA Plan”) for itself and its affiliates and subsidiaries, which operate various rail, subway and bus services in the City and the surrounding area. The MTA Plan reflects MTA’s response of seeking greater operational efficiency and additional cost saving initiatives. Despite an improved outlook and signs of regional economic recovery, if the national recovery were to falter and negatively impact the regional economy, MTA has limited financial reserves to offset lower-than-expected operating revenues, taxes and subsidies. The MTA Plan assumes that State budget actions will provide full remittance to MTA of all resources collected on MTA’s behalf and that additional efficiency savings will be identified and that those efforts will be sustainable. Labor agreements presently outstanding must include settlements with three years of net-zero wage growth or else costs would grow by about $300 million annually going forward. Furthermore, although MTA has been successful in the face of challenges to the Payroll Mobility Tax, external pressures on this funding source remain, and any changes to this tax could negatively impact this important MTA revenue source. For instance, if the tax were repealed in counties outside of New York City, MTA would lose about $300 million annually. Moreover, if the Payroll Mobility Tax were repealed for those suburban counties, or if MTA does not achieve the three “net zero” labor settlement, deficits would spike by about $1.2 billion over the MTA Plan period, and significant “one-shot” actions would be required, which would be a devastating blow to the expected 2015-2019 MTA capital program. In addition, the MTA faces long-term vulnerabilities due to, among other things, increased costs associated with certain “mega” projects reflected in the MTA Plan, uncertain support from the federal government for the MTA capital program and dramatically increased insurance costs as a result of two major weather events in two years. Indeed, the MTA Plan estimates MTA losses caused by Superstorm Sandy at $5.1 billion, which includes an estimated $350 million in operating losses, and an estimated $4.8 billion in damages to MTA’s infrastructure. The MTA Plan revealed estimated net cash balances of $212 million in 2013, $106 million in 2014, $44 million in 2015 and $61 million in 2016, with a projected cash deficit of $191 million in 2017.

The official financial disclosure of the MTA and its subsidiaries is available by contacting the Metropolitan Transportation Authority, Finance Department, 347 Madison Avenue, 6th Floor, New York, New York 10017, or by visiting the MTA website at www.mta.info.

New York City Economy

The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets in any given fiscal year will be adopted by the April 1 statutory deadline; that interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures.

The discussion that follows regarding the status of the City economy is based on information published by OMB no later than May 2, 2013. All predictions and past performance information regarding the City economy contained in this subsection were made by OMB on or prior to that date, even though they may be stated in the present tense, and may no longer be accurate. In conjunction with this summary of the City economy you should also review the “State Economy” subsection of this “Special Considerations Relating to New York” section of this SAI which presents DOB’s assessment of the national and State economy.

While the U.S. economy continues its sluggish growth, the City’s economy has seen sustained growth after the financial crisis which started late in 2008. According to OMB, most sectors of the City’s economy have experienced a rebound in activity, with several employment sectors exceeding their pre-financial crisis peaks. Wall Street had a strong 2012, booking $23.9 billion in profits, after experiencing heavy losses in the second half of 2011. The strong earnings performance in 2012 did not, however, result in job creation, as employment levels suffered. Despite the fact that the total private employment in the City increased by more than 120,000 jobs from August 2011 through March 2013, the securities sector lost nearly 6,000 jobs over the same period and, as of March 2013, securities employment remains about 13 percent under its pre-recession peak of 189,000. Securities wage earnings are projected to be only one percent greater in 2012 (as adjusted to include first quarter 2013 bonus payments) over the prior year.

Although Wall Street firms were able to record strong profits in 2012, they still face uncertainty from the implementation of Dodd-Frank and the perseverance of the European debt crisis. As a result, firm profits are likely to decline to a more usual $13.4 billion in 2013. Unlike the prior two years, however, when lower revenues lead to substantial payroll decreases, the pace of staffing reductions is expected to decline. Securities firms will remove an additional 1,000 jobs in 2013, before job growth slowly increases during the out-years. Additionally, because banks are modifying compensation plans to discourage risky behavior by including a greater share of restricted and deferred equity schemes that vest over several years and feature claw-back provisions, securities wage earnings are anticipated to stay virtually the same in 2013 before resuming modest growth through fiscal year 2017.

Unlike the financial sector, the continuing economic recovery has increased growth in professional and business services, as well as information and tourism-related sectors, such as retail trade and leisure and hospitality. The professional and business services sector has exceeded its pre-recession peak by 27,000 jobs, adding jobs in employment, computer and advertising services, and employment growth is projected to average a healthy increase of almost 16,000 jobs per year from 2013-2017. The information sector is beginning to become an engine of growth for the City again, stressing the change from traditional print publishing to more high-tech platforms such as social networking media. The sector has added about 12,000 jobs in the last three years, and will continue to grow by roughly 3,000 jobs per year, although employment levels are anticipated to stay under the dot-com peak. After recent increases of 3.0 percent and 2.6 percent in 2011 and 2012, respectively, overall private sector job growth in the City is expected to grow 1.6 percent in 2013 and 1.4 percent annually from 2014-2017. In addition, wages are expected to rise 2.1 percent in 2013, followed by an average growth of 2.3 percent per year through fiscal year 2016-17. As a result, overall wage earnings in the City are projected at about $306 billion in 2013, exceeding the $300 billion mark for the first time.

Tourism continues to be an important contributor to the City’s economy, as the City welcomed an all-time high of 52 million visitors in 2012, exceeding the recent record of 50.9 million set in 2011. As a result, retail trade and the City’s hotel industry have also prospered. The City has added more than 22,000 rooms to hotel inventories since 2002, an increase of 32 percent in capacity. Occupancy rates, which have floated above the 85 percent mark despite the additional rooms, are expected to return to more sustainable levels in 2013 and in the out-years. Average nightly room rates in 2012 experienced a modest 2.5 percent rise from 2011, and are projected to increase moderately in 2013 and in the out-years.

Residential real estate continued its upswing fueled by strong employment growth, pent-up demand and increased affordability as a result of near record-low mortgage rates. Overall sales volume increased 8.9 percent in 2012, a significant increase from 1.2 percent in 2011. Some of this activity, however, resulted from a flurry of deals at the end of 2012 driven by changes in federal tax law. Although the present pipeline of new construction is sparse, over the next few years permit issuance is projected to increase quickly. Commercial real estate performance, on the other hand, remains mixed. Even though office-using employment expanded by 26,000 jobs in 2012, overall leasing activity decreased from the strong prior year and net absorption was negative.

All the risks to the national and State economies apply to the City economy. OMB has identified the continuation of the European debt crisis and the national debate over fiscal tightening as possibly negatively affecting the City economy in a wide range of industries. Moreover, assumptions for continued profitability on Wall Street are based on continued economic growth and the Federal Reserve’s ability to properly manage monetary policy.

The official financial disclosure of the City and the financing entities issuing debt on its behalf is available by contacting the Director of Investor Relations at (212) 788-5875 or contacting the City Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007.

New York City Financial Plan

On May 2, 2013, the Mayor’s office released the Executive Budget and Four Year Financial Plan for Fiscal Years 2014-17 (the “Executive Budget”). On June 27, 2013, the City Council adopted the Executive Budget with certain modifications (the “City Plan”). The City’s fiscal year for 2014 ends on June 30, 2014. (The City’s fiscal year for 2015 will run from July 1, 2014 to June 30, 2015.) The City Plan’s projected revenues and expenditures for the 2014 fiscal year are balanced, in accordance with GAAP (except for the application of GASB Statement No. 49, which prescribes the accounting treatment of pollution remediation costs). However, the City Plan projects gaps of $2.2 billion, $1.9 billion and $1.4 billion for fiscal years 2015, 2016 and 2017, respectively. The City Plan estimates total revenues of $69.8 billion for 2014, and total revenues for each of the gap out-years of approximately $72.6 billion in 2015, $75.1 billion in 2016 and $77.6 billion in 2017. The City Plan’s projections for total expenditures for 2014 is $69.8 billion and for each of the gap out-years is approximately $74.8 billion in 2015, $77.0 billion in 2016 and $79.0 billion in 2017.

The staffs of the New York State Financial Control Board (“FCB”), Office of the State Deputy Comptroller for the City of New York (“OSDC”), the City Comptroller and the Independent Budget Office (“IBO”) issue periodic reports on the City’s financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

New York City Financing Program

Successful execution of the City Plan depends upon the City’s ability to market its securities successfully. According to the City Plan, the City’s program for financing capital projects for fiscal years 2013 through 2017 projects $32.0 billion of long-term borrowing to support the City’s current capital program. This does not include State funded financing for education capital purposes through New York City Transitional Finance Authority (“TFA”) Building Aid Revenue Bonds (“BARBS”). The financing of the City’s capital program is divided among General Obligation (“GO”) bonds, TFA bonds (other than BARBS) and New York City Municipal Water Finance Authority (“NYW”) bonds. During fiscal years 2014 through 2017, the City is expected to issue $11.5 billion in GO bonds and the TFA is expected to issue $13.6 billion in bonds. NYW’s annual bonding amount (excluding refundings) will average about $1.4 billion. In addition, TFA expects to issue $4.6 billion in BARBS in fiscal years 2014 through 2017 to fund capital costs for the Department of Education.

The debt service for the City, TFA (excluding BARBs) and City appropriation debt or conduit debt, not including the effect of pre-payments, is 8.3 percent of the City’s total budgeted revenues in 2013. That ratio is expected to increase to 10.0 percent in 2017. As a percentage of tax revenues, the debt service ratio is 13.2 percent in 2013 and is anticipated to grow to 14.9 percent in 2017.

For fiscal year 2013, the City’s total debt outstanding issued through GO bonds, TFA bonds, TSASC bonds and Conduit Debt (other than TFA BARBS) is expected to be approximately $68.0 billion. Another $29.3 billion in NYW bonds are expected to be outstanding for fiscal year 2013. For fiscal year 2014, the City’s total debt outstanding issued through GO bonds, TFA bonds, TSASC bonds and Conduit Debt (other than BARBS) is expected to be approximately $70.9 billion. Another $30.4 billion in NYW bonds are expected to be outstanding for fiscal year 2014.

The City Plan is predicated on numerous assumptions, including the condition of the City’s and the region’s economies and the associated receipt of economically sensitive tax revenues in the projected amounts. The City Plan is also subject to a variety of other factors.

In addition to borrowings related to capital projects, the City issues both revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, NYW, TFA, TSASC and other bonds and notes will be subject to prevailing market conditions. The City’s planned capital and operating expenditures are dependent upon the sale of its GO debt, as well as debt of the NYW, TFA, Dormitory Authority of the State of New York and TSASC.

The City’s outstanding GO bonds were rated AA with a stable outlook by S&P as of December 6, 2013, and Aa2 with a stable outlook by Moody’s and AA with a stable outlook by Fitch, as of December 5, 2013. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency that furnished the rating. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City’s GO bonds.

Other Localities

Historically, the State has provided unrestricted financial assistance to cities, counties, towns and villages outside of the City. Certain localities outside the City have experienced financial problems and have consequently requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more prevalent in recent years. Not included in the projections of the State’s receipts and disbursements for the State’s 2012-13 fiscal year or thereafter is the potential impact of any future requests by localities for additional financial assistance.

Like the State, localities must respond to changing political, economic and financial influences that can adversely affect their financial condition. For example, the State or federal government may decrease (or, potentially, eliminate) funding of local programs, therefore requiring localities to pay those expenditures using their own funds. Furthermore, prior cash flow problems for the State have caused delays in State aid payments, which in some instances, have necessitated short-term borrowing at the local level. Additional factors that have had, or could have, an impact on the fiscal condition of localities include: the loss of temporary federal stimulus; constitutional and statutory limitations on the imposition by localities and school districts of property, sales and other taxes; and for certain communities, the substantial upfront costs for rebuilding and clean-up after a natural disaster.

Localities may face unanticipated problems as a result of pending litigation, judicial decisions and long-range economic trends. They may also require additional State assistance because of other large-scale potential problems, such as declining urban populations, reductions in the real property tax base, increasing expenditures, or the loss of skilled manufacturing jobs. Severe financial difficulties could jeopardize localities’ access to the public credit markets, which may negatively impact the marketability of notes and bonds issued by the localities within the State.

Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short-term and long-term borrowings. For the 2011-12 fiscal year, the total indebtedness for all localities in the State other than the City was approximately $43.4 billion. This figure includes bonds issued by the localities and certain debt guaranteed by the localities, but excludes capital lease obligations, assets held in sinking funds, certain amounts available at the start of a fiscal year for redemption of debt, and the indebtedness of certain localities that did not file annual financial reports with the State Comptroller.

PORTFOLIO TURNOVER

Each Fund calculates its portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of portfolio securities owned by the

Fund during the fiscal period. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal period. Portfolio turnover rates will vary from year to year, depending on market conditions.

For the fiscal year ended October 31, 2013, the portfolio turnover rate for each of PowerShares KBW Capital Markets Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P International Developed Low Volatility Portfolio varied significantly from the Fund’s portfolio turnover rate for the fiscal year ended October 31, 2012 because the index that each Fund tracks had a higher portfolio turnover rate.

For the fiscal year ended October 31, 2013, the portfolio turnover rate for each of PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares Global Water Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio and PowerShares S&P International Developed High Quality Portfolio varied significantly from the Fund’s portfolio turnover rate for the fiscal year ended October 31, 2012 because the index that each Fund tracks had a lower portfolio turnover rate.

For the fiscal year ended October 31, 2013, the portfolio turnover rate for each of PowerShares DWA SmallCap Momentum Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares S&P 500® High Dividend Portfolio, PowerShares S&P MidCap Low Volatility Portfolio and PowerShares S&P SmallCap Low Volatility Portfolio varied significantly from the Fund’s portfolio turnover rate for the fiscal year ended October 31, 2012 since each Fund commenced operations in or after 2012 and therefore had a longer trading history in 2013.

DISCLOSURE OF PORTFOLIO HOLDINGS

Quarterly Portfolio Schedule.  The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. The Trust also discloses a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth fiscal quarters.

The Trust’s Forms N-Q and Forms N-CSR are available on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q and Forms N-CSR also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Trust’s Forms N-Q and Forms N-CSR will be available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.

Portfolio Holdings Policy.  The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy.

The Funds’ portfolio holdings are disseminated publicly each day that the Funds are open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, for in-kind creations, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, is disseminated publicly each day prior to the opening of the Exchanges via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of each Fund. The Trust, the Adviser and The Bank of New York Mellon (“BNYM” or the “Administrator”) will not disseminate non-public information concerning the Trust.

Access to information concerning the Funds’ portfolio holdings may be permitted at other times to personnel of third-party service providers, including the Funds’ custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Funds.

MANAGEMENT

The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Trust currently has eight Trustees. Seven Trustees are not “interested,” as that term is defined under the 1940 Act, and have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser (the “Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (defined below) that they oversee and other directorships, if any, that they hold are shown below. The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the “Fund Family” consists of the Trust and three other exchange-traded fund trusts advised by the Adviser.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustee During the Past 5 Years

Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	113	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	113	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	113	None

Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	113	None

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustee During the Past 5 Years

Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	113	None

Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (since 2013); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	113	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-President); Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	113	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustees	Other Directorships Held by Interested Trustee During the Past 5 Years

Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Advisers, Inc., Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc.; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	113	None

*	This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Andrew Schlossberg—1974 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	Director, Invesco Distributors, Inc. (2012-Present); Managing Director—U.S. Strategy and Marketing, Invesco PowerShares Capital Management LLC (2010-Present); Senior Vice President, Invesco Advisers, Inc. (2009-Present); Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); Director, Invesco Distributors, Inc. (2012-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007).

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-President); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-President); Senior Vice President, Invesco Management Group, Inc. (2007-President); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Invesco Canada Holdings Inc. (2002-Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Executive Vice President and Chief Financial Officer, Invesco, Inc.; formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (since 2013).

Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Managing Director, Invesco PowerShares Global ETFs (since 2013); formerly, Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (since 2013); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe—1969 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd. (since 2006); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013); formerly, Assistant Fund Accounting Manager, Invesco, Ltd. (1998-1999).

Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-present); Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee as of December 31, 2013, is shown below.

Name of Trustee	Dollar Range of Equity Securities in PowerShares 1-30 Laddered Treasury Portfolio	Dollar Range of Equity Securities in PowerShares Build America Bond Portfolio	Dollar Range of Equity Securities in PowerShares California AMT-Free Municipal Bond Portfolio	Dollar Range of Equity Securities in PowerShares CEF Income Composite Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim	None	over $100,000	None	$50,001-$100,000
Philip M. Nussbaum	None	None	None	None
Gary R. Wicker	None	None	None	None
Donald H. Wilson	None	$50,001-$100,000	None	$50,001-$100,000
Kevin M. Carome	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in PowerShares Chinese Yuan Dim Sum Bond Portfolio	Dollar Range of Equity Securities in PowerShares DWA Developed Markets Momentum Portfolio	Dollar Range of Equity Securities in PowerShares DWA Emerging Markets Momentum Portfolio	Dollar Range of Equity Securities in PowerShares DWA SmallCap Momentum Portfolio
Ronn R. Bagge	None	None	$10,001-$50,000	$50,001-$100,000
Todd J. Barre	None	None	None	None
Marc M. Kole	None	$10,001-$50,000	$10,001-$50,000	None
Yung Bong Lim	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Gary R. Wicker	None	None	None	None
Donald H. Wilson	None	None	None	None
Kevin M. Carome	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in PowerShares Emerging Markets Infrastructure Portfolio	Dollar Range of Equity Securities in PowerShares Emerging Markets Sovereign Debt Portfolio	Dollar Range of Equity Securities in PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	Dollar Range of Equity Securities in PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	$10,001-$50,000
Marc M. Kole	None	$50,001-$100,000	None	None
Yung Bong Lim	None	None	None	None
Philip M. Nussbaum	None	None	None	over $100,000
Gary R. Wicker	None	None	None	None
Donald H. Wilson	None	None	None	over $100,000
Kevin M. Carome	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	Dollar Range of Equity Securities in PowerShares FTSE RAFI Emerging Markets Portfolio	Dollar Range of Equity Securities in PowerShares Fundamental Emerging Markets Local Debt Portfolio	Dollar Range of Equity Securities in PowerShares Fundamental High Yield® Corporate Bond Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim	None	None	over $100,000	None
Philip M. Nussbaum	None	over $100,000	None	None
Gary R. Wicker	None	None	None	None
Donald H. Wilson	None	None	None	None
Kevin M. Carome	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in PowerShares Fundamental Investment Grade Corporate Bond Portfolio	Dollar Range of Equity Securities in PowerShares Global Agriculture Portfolio	Dollar Range of Equity Securities in PowerShares Global Clean Energy Portfolio	Dollar Range of Equity Securities in PowerShares Global Gold and Precious Metals Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Gary R. Wicker	None	None	None	None
Donald H. Wilson	None	None	None	None
Kevin M. Carome	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in PowerShares Global Short Term High Yield Bond Portfolio	Dollar Range of Equity Securities in PowerShares Global Water Portfolio	Dollar Range of Equity Securities in PowerShares International Corporate Bond Portfolio	Dollar Range of Equity Securities in PowerShares KBW Bank Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim	over $100,000	None	None	None
Philip M. Nussbaum	None	None	None	None
Gary R. Wicker	None	None	None	None
Donald H. Wilson	None	$1-$10,000	None	None
Kevin M. Carome	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in PowerShares KBW Capital Markets Portfolio	Dollar Range of Equity Securities in PowerShares KBW High Dividend Yield Financial Portfolio	Dollar Range of Equity Securities in PowerShares KBW Insurance Portfolio	Dollar Range of Equity Securities in PowerShares KBW Premium Yield Equity REIT Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Gary R. Wicker	None	None	None	None
Donald H. Wilson	None	None	None	None
Kevin M. Carome	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in PowerShares KBW Property & Casualty Insurance Portfolio	Dollar Range of Equity Securities in PowerShares KBW Regional Banking Portfolio	Dollar Range of Equity Securities in PowerShares National AMT-Free Municipal Bond Portfolio	Dollar Range of Equity Securities in PowerShares New York AMT-Free Municipal Bond Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim	None	None	over $100,000	None
Philip M. Nussbaum	None	None	None	None
Gary R. Wicker	None	None	None	None
Donald H. Wilson	None	None	None	None
Kevin M. Carome	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in PowerShares NYSE Century Portfolio (1)	Dollar Range of Equity Securities in PowerShares Preferred Portfolio	Dollar Range of Equity Securities in PowerShares S&P 500® High Beta Portfolio	Dollar Range of Equity Securities in PowerShares S&P 500® High Dividend Portfolio
Ronn R. Bagge	None	over $100,000	None	over $100,000
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Gary R. Wicker	None	None	None	None
Donald H. Wilson	None	None	None	None
Kevin M. Carome	None	None	None	$10,001-$50,000

Name of Trustee	Dollar Range of Equity Securities in PowerShares S&P 500® Low Volatility Portfolio	Dollar Range of Equity Securities in PowerShares S&P Emerging Markets High Beta Portfolio	Dollar Range of Equity Securities in PowerShares S&P Emerging Markets Low Volatility Portfolio	Dollar Range of Equity Securities in PowerShares S&P International Developed High Beta Portfolio
Ronn R. Bagge	over $100,000	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Gary R. Wicker	None	None	None	None
Donald H. Wilson	None	None	None	None
Kevin M. Carome	None	None	$10,001-$50,000	None

Name of Trustee	Securities in PowerShares S&P International Developed High Quality Portfolio	Dollar Range of Equity Securities in PowerShares S&P International Developed Low Volatility Portfolio	Dollar Range of Equity Securities in PowerShares S&P MidCap Low Volatility Portfolio	Dollar Range of Equity Securities in PowerShares S&P SmallCap Consumer Discretionary Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Gary R. Wicker	None	None	None	None
Donald H. Wilson	None	None	None	None
Kevin M. Carome	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in PowerShares S&P SmallCap Consumer Staples Portfolio	Dollar Range of Equity Securities in PowerShares S&P SmallCap Energy Portfolio	Dollar Range of Equity Securities in PowerShares S&P SmallCap Financials Portfolio	Dollar Range of Equity Securities in PowerShares S&P SmallCap Health Care Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Gary R. Wicker	None	None	None	None
Donald H. Wilson	None	None	None	None
Kevin M. Carome	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in PowerShares S&P SmallCap Industrials Portfolio	Dollar Range of Equity Securities in PowerShares S&P SmallCap Information Technology Portfolio	Dollar Range of Equity Securities in PowerShares S&P SmallCap Low Volatility Portfolio	Dollar Range of Equity Securities in PowerShares S&P SmallCap Materials Portfolio
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Yung Bong Lim	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Gary R. Wicker	None	None	None	None
Donald H. Wilson	None	None	None	None
Kevin M. Carome	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in PowerShares S&P SmallCap Utilities Portfolio	Dollar Range of Equity Securities in PowerShares Senior Loan Portfolio	Dollar Range of Equity Securities in PowerShares VRDO Tax-Free Weekly Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family
Ronn R. Bagge	None	over $100,000	None	over $100,000
Todd J. Barre	None	None	None	over $100,000
Marc M. Kole	None	None	None	over $100,000
Yung Bong Lim	None	over $100,000	None	over $100,000
Philip M. Nussbaum	None	None	None	over $100,000
Gary R. Wicker	None	None	None	None
Donald H. Wilson	None	$10,001-$50,000	None	over $100,000
Kevin M. Carome	None	$50,001-$100,000	None	over $100,000

(1)	PowerShares NYSE Century Portfolio commenced operations on January 15, 2014, and therefore the Trustees did not beneficially owned any securities in the Fund as of December 31, 2013.

The dollar range of Shares for Mr. Bagge, Mr. Lim and Mr. Nussbaum includes Shares of certain funds in which each of Mr. Bagge, Mr. Lim and Mr. Nussbaum is deemed to be invested pursuant to the Trust’s deferred compensation plan (“DC Plan”), which is described below.

As of December 31, 2013, as to each Independent Trustee and his immediate family members, no person owned, beneficially or of record, securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Board and Committee Structure.  As noted above, the Board is responsible for oversight of the Funds, including oversight of the duties performed by the Adviser for each Fund under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly scheduled meetings five times a year, and may meet more often as required. During the Trust’s fiscal year ended October 31, 2013, the Board held seven meetings.

The Board has two standing committees, the Audit Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.

Messrs. Bagge, Barre, Kole (Chair), Lim, Nussbaum, Wicker and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls over financial reporting. During the Trust’s fiscal year ended October 31, 2013, the Audit Committee held four meetings.

Messrs. Bagge (Chair), Barre, Kole, Lim, Nussbaum, Wicker and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee, as described below under the caption “Shareholder Communications.” During the Trust’s fiscal year ended October 31, 2013, the Nominating and Governance Committee held five meetings.

Mr. Wilson, one of the Independent Trustees, serves as the chair of the Board (the “Independent Chair”). The Independent Chair, among other things, chairs the Board meetings, participates in the preparation of the Board agendas and serves as a liaison between, and facilitates communication among, the other Independent Trustees, the full Board, the Adviser and other service providers with respect to Board matters. The Chairs of the Audit Committee and Nominating and Governance Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees for matters pertaining to the respective Committee. The Board believes that its current leadership structure is appropriate taking into account the assets and number of Funds overseen by the Trustees, the size of the Board and the nature of the Funds’ business, as the Interested Trustees and officers of the Trust provide the Board with insight as to the daily management of the Funds while the Independent Chair promotes independent oversight of the Funds by the Board.

Risk Oversight.  Each Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of a Fund, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding a Fund’s investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, a Fund’s investment objective, policies and restrictions, and reviews any areas of non-compliance with a Fund’s investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes.  As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to these qualities and based on each Trustee’s experience, qualifications and attributes and the Trustees’ combined contributions to the Board, following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.

Mr. Bagge has served as a trustee and Chairman of the Nominating and Governance Committee with the Fund Family since 2003. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Mr. Barre has served as a trustee with the Fund Family since 2010. He has served as Assistant Professor of Business at Trinity Christian College since 2010. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Mr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Mr. Barre has gained over the course of his career and through his financial industry experience.

Mr. Carome has served as a trustee with the Fund Family since 2010. He has served as the Senior Managing Director and General Counsel of Invesco Ltd. since 2006, and has held various senior executive positions with Invesco Ltd. since 2003. Previously, he served in various positions with Liberty Financial Companies, Inc., including Senior Vice President and General Counsel (2000-2001), General Counsel of certain investment management subsidiaries (1998-2000) and Associate General Counsel (1993-1998). Prior to his employment with Liberty Financial Companies, Inc., Mr. Carome was an associate with Ropes & Gray LLP. The Board considered Mr. Carome’s senior executive position with Invesco Ltd.

Mr. Kole has served as a trustee with the Fund Family since 2006 and Chairman of the Audit Committee since 2008. He was the Chief Financial Officer of Hope Network from 2008 to 2012. Previously, he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Senior Vice President of Finance of United Healthcare from 2004 to 2005 and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004. The Board of the Trust has determined that Mr. Kole is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.

Mr. Lim has served as a trustee with the Fund Family since 2013. He has been a Managing Partner of Residential Dynamics Group LLC since 2008. Previously, he was a Managing Director and the Head of the Securitized Products Group of Citadel Investment Group, L.L.C. (1999-2007). Prior to his employment with

Citadel Investment Group, L.L.C., he was a Managing Director with Salomon Smith Barney. The Board considered the executive, financial and operations experience that Mr. Lim has gained over the course of his career and through his financial industry experience.

Mr. Nussbaum has served as a trustee with the Fund Family since 2003. He has served as the Chairman of Performance Trust Capital Partners since 2004 and was the Executive Vice President of Finance from 1994 to 1999. Mr. Nussbaum also served as Managing Director of the Communication Institute from 2002 to 2003. Prior to joining Performance Trust Capital Partners in 1994, he was a Vice President at Clayton Brown & Associates. Before that, he was a senior examiner with the Financial Markets Unit of the Federal Reserve Bank of Chicago. The Board of the Trust has determined that Mr. Nussbaum is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial, investment and operations experience that Mr. Nussbaum has gained over the course of his career and through his financial industry experience.

Mr. Wicker has served as a trustee with the Fund Family since 2013. He has served as Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries since 2013. Previously, he was the Executive Vice President and Chief Financial Officer of Zondervan Publishing from 2007 to 2012. Prior to his employment with Zondervan Publishing, he held various positions with divisions of The Thomson Corporation, including Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999). Prior to that, Mr. Wicker was Senior Manager in the Audit and Business Advisory Services Group of Price Waterhouse (1985-1996). The Board of the Trust has determined that Mr. Wicker is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wicker has gained over the course of his career and through his financial industry experience.

Mr. Wilson has served as a trustee with the Fund Family since 2006 and as the Independent Chair since 2012. He also served as lead Independent Trustee in 2011. Mr. Wilson has served as the Chairman, President and Chief Executive Officer of Community Financial Shares, Inc. and its subsidiary, Community Bank—Wheaton/Glen Ellyn since 2013. He has also has served as the Chairman and Chief Executive Officer of Stone Pillar Advisers, Ltd. since 2010. Previously, he was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. The Board of the Trust has determined that Mr. Wilson is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.

This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees’ principal occupations during the past five years or more are shown in the above tables.

Effective January 1, 2013, for his services as a Trustee of the Trust and other trusts in the Fund Family, each Independent Trustee receives an annual retainer of $225,000 (the “Retainer”). Prior to January 1, 2013, each Independent Trustee received a Retainer of $195,000. The Retainer is allocated half pro rata among all the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Mr. Wilson receives an additional $70,000 per year for his service as the Independent Chair, allocated in the same manner as the Retainer. The chair of the Audit Committee receives an additional fee of $25,000 per year, and the chair of the Nominating and Governance Committee receives an additional fee of $15,000 per year, all allocated in the same manner as the Retainer. Each Trustee also is reimbursed for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The Trust’s DC Plan allows each Independent Trustee to defer payment of all or a portion of the fees that the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have deferred amounts credited with a return equal to the total return on one to five of the funds of PowerShares Exchange-Traded Fund Trust or the Trust that are offered as investment options under the DC Plan. At the

Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured, and such amounts are subject to the claims of the creditors of the Funds. The Independent Trustees are not eligible for any pension or profit sharing plan in their capacity as Trustees.

The following sets forth the fees paid to each Trustee for the fiscal year ended October 31, 2013.

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex (1)
Ronn R. Bagge	$119,809	N/A	$235,000
Todd J. Barre	$112,150	N/A	$220,000
Marc M. Kole	$124,916	N/A	$245,000
Yung Bong Lim (2)	$40,119	N/A	$150,000
Philip M. Nussbaum	$112,150	N/A	$220,000
Gary R. Wicker (2)	$40,119	N/A	$150,000
Donald H. Wilson	$147,891	N/A	$290,000
Kevin M. Carome	N/A	N/A	N/A

(1)	The amounts shown in this column represent the aggregate compensation paid by all funds of the trusts in the Fund Family (except as noted in the prior footnote) for the fiscal year ended October 31, 2013, before deferral by the Trustees under the DC Plan. Mr. Bagge deferred 10% of his compensation, and each of Mr. Lim and Mr. Nussbaum deferred 100% of his compensation, with such amounts reflected in the above table.

(2)	Messrs. Lim and Wicker were elected as Trustees in June 2013.

As of the date of this SAI, the Trustees and Officers, as a group, owned less than 1% of each Fund’s outstanding Shares.

Principal Holders and Control Persons.  The following tables set forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund’s outstanding Shares as of January 31, 2014.

POWERSHARES 1-30 LADDERED TREASURY PORTFOLIO

Name & Address	% Owned
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	68.74%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.25%

POWERSHARES BUILD AMERICA BOND PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.92%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.52%

National Financial Services LLC 200 Liberty Street New York, NY 10281	10.67%

POWERSHARES BUILD AMERICA BOND PORTFOLIO (continued)

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	11.31%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	13.75%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.19%

POWERSHARES CALIFORNIA AMT-FREE MUNICIPAL BOND PORTFOLIO

Name & Address	% Owned
The Bank of New York Mellon One Wall Street New York, NY 10286	12.07%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	11.44%

E*Trade Clearing LLC 1271 Avenue of the Americas New York, NY 10020	5.19%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	10.18%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	19.23%

POWERSHARES CEF INCOME COMPOSITE PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.80%

RBC Capital Markets, LLC 165 Broadway New York, NY 10006	7.40%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	11.16%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.17%

National Financial Services LLC 200 Liberty Street New York, NY 10281	15.11%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.23%

Ameriprise Enterprise Investment Services, Inc. 55 Ameriprise Financial Center Minneapolis, MN 55474	5.41%

POWERSHARES CHINESE YUAN DIM SUM BOND PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	19.14%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.63%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.87%

Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	6.56%

National Financial Services LLC 200 Liberty Street New York, NY 10281	17.54%

POWERSHARES DWA DEVELOPED MARKETS MOMENTUM PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.92%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	15.57%

LPL Financial Corporation One Beacon Street Boston, MA 02108	5.28%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.24%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	20.06%

Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	8.09%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	9.08%

POWERSHARES DWA EMERGING MARKETS MOMENTUM PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.13%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	13.59%

POWERSHARES DWA EMERGING MARKETS MOMENTUM PORTFOLIO (continued)

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.32%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	15.52%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.92%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	9.59%

POWERSHARES DWA SMALLCAP MOMENTUM PORTFOLIO

Name & Address	% Owned
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	5.14%

National Financial Services LLC 200 Liberty Street New York, NY 10281	8.66%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	17.84%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	15.70%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.56%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.83%

LPL Financial Corporation One Beacon Street Boston, MA 02108	7.70%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	5.41%

POWERSHARES EMERGING MARKETS INFRASTRUCTURE PORTFOLIO

Name & Address	% Owned
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	8.06%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.46%

POWERSHARES EMERGING MARKETS INFRASTRUCTURE PORTFOLIO (continued)

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.08%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	9.98%

LPL Financial Corporation One Beacon Street Boston, MA 02108	6.71%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.87%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	9.91%

POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO

Name & Address	% Owned
The Bank of New York Mellon One Wall Street New York, NY 10286	6.26%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.49%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	21.03%

State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	7.34%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.03%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.22%

POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN PORTFOLIO

Name & Address	% Owned
J.P. Morgan Clearing Corp 1 MetroTech Center North Brooklyn New York, NY 11201	11.22%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.92%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	19.16%

POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN PORTFOLIO (continued)

Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	7.63%

State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	13.02%

POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. PORTFOLIO

Name & Address	% Owned
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	25.04%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.19%

The Bank of New York Mellon One Wall Street New York, NY 10286	17.92%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.37%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.10%

POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. SMALL-MID PORTFOLIO

Name & Address	% Owned
J.P. Morgan Chase Bank, National Association 111 Polaris Parkway Columbus, OH 43240	6.50%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	32.08%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	9.66%

National Financial Services LLC 200 Liberty Street New York, NY 10281	8.44%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	10.46%

POWERSHARES FTSE RAFI EMERGING MARKETS PORTFOLIO

Name & Address	% Owned
The Bank of New York Mellon One Wall Street New York, NY 10286	40.56%

POWERSHARES FTSE RAFI EMERGING MARKETS PORTFOLIO (continued)

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.26%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.54%

POWERSHARES FUNDAMENTAL EMERGING MARKETS LOCAL DEBT PORTFOLIO

Name & Address	% Owned
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	49.19%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.26%

Scotia Capital 40 King Street West, Scotia Plaza P.O. BOX 4085, Station A Toronto, Canada M5W 2X6	7.97%

J.P. Morgan Clearing Corp 1 MetroTech Center North Brooklyn New York, NY 11201	7.67%

Goldman, Sachs & Co. 200 West St. New York, NY 10282	7.01%

POWERSHARES FUNDAMENTAL HIGH YIELD® CORPORATE BOND PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.02%

Bank of America, NA/GWIM Trust Operations 100 North Tryon Street Charlotte, NC 28255	5.81%

Mellon Trust of New England, National Association One Boston Place Boston, MA 02108	23.85%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	20.86%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	5.80%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.98%

POWERSHARES FUNDAMENTAL INVESTMENT GRADE CORPORATE BOND PORTFOLIO

Name & Address	% Owned
SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	5.68%

RBC Capital Markets, LLC 165 Broadway New York, NY 10006	15.34%

National Financial Services LLC 200 Liberty Street New York, NY 10281	35.34%

Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	6.48%

Merrill Lynch, Pierce, Fenner & Smith Incororated 4 Corporate Place Piscataway, NJ 08854	5.63%

POWERSHARES GLOBAL AGRICULTURE PORTFOLIO

Name & Address	% Owned
The Bank of New York Mellon One Wall Street New York, NY 10286	15.51%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.32%

National Financial Services LLC 200 Liberty Street New York, NY 10281	6.79%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.93%

State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	15.92%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.22%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	5.05%

POWERSHARES GLOBAL CLEAN ENERGY PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.73%

National Financial Services LLC 200 Liberty Street New York, NY 10281	7.84%

POWERSHARES GLOBAL CLEAN ENERGY PORTFOLIO (continued)

Name & Address	% Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	8.94%

The Bank of New York Mellon One Wall Street New York, NY 10286	15.79%

Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	6.45%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	6.81%

POWERSHARES GLOBAL GOLD AND PRECIOUS METALS PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.24%

National Financial Services LLC 200 Liberty Street New York, NY 10281	11.91%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	9.40%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	24.09%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.96%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.27%

POWERSHARES GLOBAL SHORT TERM HIGH YIELD BOND PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	24.98%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	11.31%

RBC Capital Markets, LLC 165 Broadway New York, NY 10006	10.83%

National Financial Services LLC 200 Liberty Street New York, NY 10281	7.30%

POWERSHARES GLOBAL SHORT TERM HIGH YIELD BOND PORTFOLIO (continued)

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.68%

Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	5.94%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.76%

POWERSHARES GLOBAL WATER PORTFOLIO

Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.22%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	14.58%

Bank of America, NA/GWIM Trust Operations 100 North Tryon Street Charlotte, NC 28255	7.29%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.11%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.59%

National Financial Services LLC 200 Liberty Street New York, NY 10281	7.52%

State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	10.51%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.26%

POWERSHARES INTERNATIONAL CORPORATE BOND PORTFOLIO

Name & Address	% Owned
The Bank of New York Mellon One Wall Street New York, NY 10286	14.04%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.68%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.98%

National Financial Services LLC 200 Liberty Street New York, NY 10281	10.55%

POWERSHARES INTERNATIONAL CORPORATE BOND PORTFOLIO (continued)

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.53%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.12%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	5.98%

POWERSHARES KBW BANK PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	15.43%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.38%

Morgan Stanley & Co. LLC 1585 Broadway New York, NY 10036	9.17%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.74%

SG America Securities 1221 Avenue of the Americas New York, NY 10020	5.27%

POWERSHARES KBW CAPITAL MARKETS PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	20.99%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	17.62%

ABN AMBRO Bank N.V. Gustave Mahlerlaan 10, 1032 PP Amsterdam, Netherlands	15.87%

Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	11.47%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.61%

National Financial Services LLC 200 Liberty Street New York, NY 10281	10.13%

POWERSHARES KBW HIGH DIVIDEND YIELD FINANCIAL PORTFOLIO

Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.36%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.26%

National Financial Services LLC 200 Liberty Street New York, NY 10281	12.31%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.37%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.98%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	16.07%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.09%

POWERSHARES KBW INSURANCE PORTFOLIO

Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	27.56%

National Financial Services LLC 200 Liberty Street New York, NY 10281	19.52%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	12.79%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.38%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.81%

POWERSHARES KBW PREMIUM YIELD EQUITY REIT PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	16.89%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	9.77%

POWERSHARES KBW PREMIUM YIELD EQUITY REIT PORTFOLIO (continued)

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.44%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.65%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	7.10%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.57%

LPL Financial Corporation One Beacon Street Boston, MA 02108	6.21%

POWERSHARES KBW PROPERTY & CASUALTY INSURANCE PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	37.15%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	11.74%

RBC Capital Markets, LLC 165 Broadway New York, NY 10006	7.45%

J.P. Morgan Chase Bank, National Association 111 Polaris Parkway Columbus, OH 43240	6.00%

Knight Execution & Clearing Services LLC 545 Washington Boulevard Jersey City, NJ 07310	5.63%

POWERSHARES KBW REGIONAL BANKING PORTFOLIO

Name & Address	% Owned
Stifel One Financial Plaza 501 North Broadway St. Louis, MO 63102	17.42%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.49%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	15.39%

POWERSHARES KBW REGIONAL BANKING PORTFOLIO (continued)

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.39%

MF Global Holdings 142 West 57th Street New York, NY 10019	8.27%

POWERSHARES NATIONAL AMT-FREE MUNICIPAL BOND PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.26%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	10.01%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	23.01%

National Financial Services LLC 200 Liberty Street New York, NY 10281	10.73%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.74%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.18%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	5.78%

POWERSHARES NEW YORK AMT-FREE MUNICIPAL BOND PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.31%

National Financial Services LLC 200 Liberty Street New York, NY 10281	12.74%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	5.53%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.62%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.05%

POWERSHARES NEW YORK AMT-FREE MUNICIPAL BOND PORTFOLIO (continued)

Name & Address	% Owned
The Bank of New York Mellon One Wall Street New York, NY 10286	12.18%

POWERSHARES NYSE CENTURY PORTFOLIO

Name & Address	% Owned
J.P. Morgan Clearing Corp 1 MetroTech Center North Brooklyn New York, NY 11201	62.32%

National Financial Services LLC 200 Liberty Street New York, NY 10281	14.76%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.56%

POWERSHARES PREFERRED PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.54%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.55%

The Bank of New York Mellon One Wall Street New York, NY 10286	6.68%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	11.40%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	13.99%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.90%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.72%

POWERSHARES S&P 500® HIGH BETA PORTFOLIO

Name & Address	% Owned
Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	24.44%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	12.40%

POWERSHARES S&P 500® HIGH BETA PORTFOLIO (continued)

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.03%

Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	19.63%

POWERSHARES S&P 500® HIGH DIVIDEND PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	13.11%

National Financial Services LLC 200 Liberty Street New York, NY 10281	10.00%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.40%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.26%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	9.09%

Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	7.45%

POWERSHARES S&P 500® LOW VOLATILITY PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	27.13%

BNP Paribas 16 Boulevard Des italiens Paris, France	6.73%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.04%

National Financial Services LLC 200 Liberty Street New York, NY 10281	9.00%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	5.93%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.90%

POWERSHARES S&P 500® LOW VOLATILITY PORTFOLIO (continued)

Name & Address	% Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	6.14%

POWERSHARES S&P EMERGING MARKETS HIGH BETA PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.28%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	57.06%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	15.19%

LPL Financial Corporation One Beacon Street Boston, MA 02108	5.66%

POWERSHARES S&P EMERGING MARKETS LOW VOLATILITY PORTFOLIO

Name & Address	% Owned
The Bank of New York Mellon One Wall Street New York, NY 10286	37.98%

SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	21.39%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.52%

POWERSHARES S&P INTERNATIONAL DEVELOPED HIGH BETA PORTFOLIO

Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	15.75%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	15.85%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	9.30%

National Financial Services LLC 200 Liberty Street New York, NY 10281	6.69%

RBC Capital Markets, LLC 165 Broadway New York, NY 10006	18.78%

POWERSHARES S&P INTERNATIONAL DEVELOPED HIGH BETA PORTFOLIO (continued)

Name & Address	% Owned
Folio Investing 8180 Greensboro Drive, 8th Floor McLean, VA 22102	14.57%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.91%

POWERSHARES S&P INTERNATIONAL DEVELOPED HIGH QUALITY PORTFOLIO

Name & Address	% Owned
Northern Trust Corp 50 S LaSalle Street Chicago, IL 60603	6.30%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	46.44%

National Financial Services LLC 200 Liberty Street New York, NY 10281	6.38%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.40%

POWERSHARES S&P INTERNATIONAL DEVELOPED LOW VOLATILITY PORTFOLIO

Name & Address	% Owned
SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	44.48%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	6.08%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.61%

Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	7.15%

POWERSHARES S&P MIDCAP LOW VOLATILITY PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	15.38%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	12.73%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	12.05%

POWERSHARES S&P MIDCAP LOW VOLATILITY PORTFOLIO (continued)

Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	12.02%

Ameriprise Enterprise Investment Services, Inc. 55 Ameriprise Financial Center Minneapolis, MN 55474	10.23%

LPL Financial Corporation One Beacon Street Boston, MA 02108	9.91%

National Financial Services LLC 200 Liberty Street New York, NY 10281	8.06%

POWERSHARES S&P SMALLCAP CONSUMER DISCRETIONARY PORTFOLIO

Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.87%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	60.48%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	8.59%

POWERSHARES S&P SMALLCAP CONSUMER STAPLES PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.13%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.55%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.46%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	21.11%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	12.41%

National Financial Services LLC 200 Liberty Street New York, NY 10281	7.01%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.13%

POWERSHARES S&P SMALLCAP ENERGY PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	5.02%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	31.29%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.35%

National Financial Services LLC 200 Liberty Street New York, NY 10281	8.53%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.99%

RBC Capital Markets, LLC 165 Broadway New York, NY 10006	5.63%

Ameriprise Enterprise Investment Services, Inc. 55 Ameriprise Financial Center Minneapolis, MN 55474	5.15%

POWERSHARES S&P SMALLCAP FINANCIALS PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	74.64%

POWERSHARES S&P SMALLCAP HEALTH CARE PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	32.77%

National Financial Services LLC 200 Liberty Street New York, NY 10281	14.85%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.78%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	7.58%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.27%

POWERSHARES S&P SMALLCAP INDUSTRIALS PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	26.86%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	30.36%

Northern Trust Corp 50 S LaSalle Street Chicago, IL 60603	6.91%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.56%

National Financial Services LLC 200 Liberty Street New York, NY 10281	5.98%

POWERSHARES S&P SMALLCAP INFORMATION TECHNOLOGY PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.19%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	34.53%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	19.14%

The Bank of New York Mellon One Wall Street New York, NY 10286	5.12%

POWERSHARES S&P SMALLCAP LOW VOLATILITY PORTFOLIO

Name & Address	% Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	16.32%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	15.55%

LPL Financial Corporation One Beacon Street Boston, MA 02108	14.28%

National Financial Services LLC 200 Liberty Street New York, NY 10281	8.98%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.13%

POWERSHARES S&P SMALLCAP LOW VOLATILITY PORTFOLIO (continued)

Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.88%

Ameriprise Enterprise Investment Services, Inc. 55 Ameriprise Financial Center Minneapolis, MN 55474	6.25%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.03%

POWERSHARES S&P SMALLCAP MATERIALS PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	39.22%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	25.55%

Mellon Trust of New England, National Association One Boston Place Boston, MA 02108	8.00%

POWERSHARES S&P SMALLCAP UTILITIES PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.21%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	68.00%

POWERSHARES SENIOR LOAN PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.82%

The Bank of New York Mellon One Wall Street New York, NY 10286	5.97%

National Financial Services LLC 200 Liberty Street New York, NY 10281	9.17%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.50%

J.P. Morgan Chase Bank, National Association 111 Polaris Parkway Columbus, OH 43240	5.45%

POWERSHARES SENIOR LOAN PORTFOLIO (continued)

Name & Address	% Owned
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.07%

First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	5.54%

POWERSHARES VRDO TAX-FREE WEEKLY PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	8.42%

UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	9.52%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.58%

Janney Montgomery Scott Inc. 1801 Market Street Philadelphia, PA 19103	6.37%

Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	26.10%

Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	14.19%

Shareholder Communications.  Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Management will review and generally respond to other shareholder communications the Trust receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Investment Adviser.  The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is rooted deeply in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Funds. For PowerShares Senior Loan Portfolio, the Adviser oversees the Sub-Adviser and delegates to the Sub-Adviser the duties of the investment and reinvestment of the assets of the Fund. The Adviser also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or Officers of the Trust if elected to such positions.

Invesco PowerShares Capital Management LLC, organized February 7, 2003, is located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. Invesco Senior Secured Management, Inc., is located at 1166 Avenue of the Americas, New York, New York 10036, has acted as an investment adviser since 1992.

Invesco Ltd. is the parent company of Invesco PowerShares Capital Management LLC and Invesco Senior Secured Management, Inc. and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Ltd. and its subsidiaries are an independent global investment management group.

Sub-Adviser.  The Sub-Adviser manages the investment and reinvestment of PowerShares Senior Loan Portfolio’s assets on an ongoing basis under the supervision of the Adviser.

Portfolio Managers.  The Adviser uses a team of portfolio managers (the “Portfolio Managers”), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources. Peter Hubbard oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees a team of the Portfolio Managers responsible for the day-to-day management of the Funds.

Mr. Hubbard receives management assistance from Jonathan Nixon with regard to PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Water Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio, PowerShares S&P International Developed High Quality Portfolio and PowerShares S&P International Developed Low Volatility Portfolio.

Mr. Hubbard receives management assistance from Philip Fang with regard to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Preferred Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio.

Mr. Hubbard receives management assistance from Jeffrey W. Kernagis with regard to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Preferred Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio.

Mr. Hubbard receives management assistance from Michael Jeanette with regard to PowerShares CEF Income Composite Portfolio, PowerShares DWA SmallCap Momentum Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares NYSE Century Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® High Dividend Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P MidCap Low Volatility Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio, PowerShares S&P SmallCap Materials Portfolio and PowerShares S&P SmallCap Utilities Portfolio.

Mr. Hubbard receives management assistance from Brian Picken with regard to PowerShares CEF Income Composite Portfolio, PowerShares DWA SmallCap Momentum Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares NYSE Century Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® High Dividend Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P MidCap Low Volatility Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio, PowerShares S&P SmallCap Materials Portfolio and PowerShares S&P SmallCap Utilities Portfolio.

Mr. Hubbard receives management assistance from Theodore Samulowitz with regard to PowerShares CEF Income Composite Portfolio, PowerShares DWA SmallCap Momentum Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares NYSE Century Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® High Dividend Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P MidCap Low Volatility Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio, PowerShares S&P SmallCap Materials Portfolio and PowerShares S&P SmallCap Utilities Portfolio.

Mr. Hubbard receives management assistance from Gary Jones with regard to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Preferred Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio.

Mr. Hubbard receives management assistance from Saroj Kanuri with regard to PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Water Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio, PowerShares S&P International Developed High Quality Portfolio and PowerShares S&P International Developed Low Volatility Portfolio.

Mr. Hubbard receives management assistance from Richard Ose with regard to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free

Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Preferred Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio.

Mr. Hubbard receives management assistance from Tony Seisser with regard to PowerShares CEF Income Composite Portfolio, PowerShares DWA SmallCap Momentum Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Global ex-U.S. Financial Sector Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW International Financial Sector Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® High Dividend Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P MidCap Low Volatility Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio, PowerShares S&P SmallCap Materials Portfolio and PowerShares S&P SmallCap Utilities Portfolio.

As of October 31, 2013, Mr. Hubbard managed 114 registered investment companies with a total of approximately $40.0 billion in assets, 34 other pooled investment vehicles with approximately $3.3 billion in assets and no other accounts.

As of October 31, 2013, Mr. Nixon managed 23 registered investment companies with a total of approximately $7.5 billion in assets, 19 other pooled investment vehicles with approximately $1.5 billion in assets and no other accounts.

As of October 31, 2013, Mr. Fang managed 16 registered investment companies with a total of approximately $14.4 billion in assets, 1 other pooled investment vehicle with approximately $74.5 million in assets and no other accounts.

As of October 31, 2013, Mr. Kernagis managed 16 registered investment companies with a total of approximately $14.3 billion in assets, 16 other pooled investment vehicles with approximately $1.8 billion in assets and no other accounts.

As of October 31, 2013, Mr. Jeannette managed 78 registered investment companies with a total of approximately $21.8 billion in assets and no other accounts.

As of October 31, 2013, Mr. Picken managed 78 registered investment companies with a total of approximately $21.8 billion in assets and no other accounts.

As of October 31, 2013, Mr. Samulowitz managed 76 registered investment companies with a total of approximately $21.7 billion in assets, 14 other pooled investment vehicles with approximately $1.7 billion in assets and no other accounts.

As of October 31, 2013, Mr. Jones managed 16 registered investment companies with a total of approximately $14.3 billion in assets, 1 other pooled investment vehicles with approximately $74.5 million in assets and no other accounts.

As of October 31, 2013, Mr. Ose managed 2 registered investment companies with a total of approximately $92.5 million in assets, 14 other pooled investment vehicles with approximately $1.7 billion in assets and no other accounts.

As of December 31, 2013, Mr. Seisser managed 78 registered investment companies with a total of approximately $23.7 billion in assets, and no other accounts.

As of December 31, 2013, Mr. Kanuri managed 23 registered investment companies with a total of approximately $8.0 billion in assets, 19 other pooled investment vehicles with approximately $1.6 billion in assets and no other accounts.

With respect to PowerShares Senior Loan Portfolio, the Sub-Adviser’s portfolio managers, Scott Baskind and Seth Misshula, are responsible for the day-to-day management of the Fund. The Adviser’s portfolio managers oversee and monitor the Sub-Adviser’s research, portfolio management and trading operations for PowerShares Senior Loan Portfolio. Peter Hubbard leads the team of the portfolio managers responsible for the oversight and monitoring of PowerShares Senior Loan Portfolio. Mr. Hubbard receives oversight and monitoring assistance from Philip Fang, Jeffrey Kernagis and Gary Jones. The information below reflects the other funds for which each portfolio manager of the Sub-Adviser has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

As of October 31, 2013, Mr. Baskind managed 3 registered investment company with a total of approximately $4.41 billion in assets, 2 other pooled investment vehicles with a total of approximately $1.2 billion in assets and no other accounts.

As of December 31, 2013, Mr. Misshula managed no other registered investment companies , no other pooled investment vehicles and no other accounts.

Because the portfolio managers of the Sub-Adviser may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another, resulting in conflicts of interest. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from PowerShares Senior Loan Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over PowerShares Senior Loan Portfolio. In addition, a conflict of interest could exist to the extent that the Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Adviser’s employee benefits and/or deferred compensation plans. The portfolio managers may have an incentive to favor these accounts over others. If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which PowerShares Senior Loan Portfolio invests, the Sub-Adviser could be seen as harming the performance of PowerShares Senior Loan Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Although the Funds that the Portfolio Managers manage may have different investment strategies, each Fund has a portfolio objective of seeking returns that generally correspond to its Underlying Index. The Adviser does not believe that management of the different Funds presents a material conflict of interest for the Portfolio Managers or the Adviser.

Description of Compensation Structure—Adviser.  The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the Compensation Committee may approve the bonus in advance. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Description of Compensation—Sub-Adviser.  With regard to the Portfolio Managers of the Sub-Adviser, the Sub-Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. The Sub-Adviser’s Portfolio Managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio Manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. The Sub-Adviser evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each Portfolio Manager’s compensation consists of the following three elements:

The Sub-Adviser’s Portfolio Managers are paid a base salary. In setting the base salary, the Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

The Sub-Adviser’s Portfolio Managers are eligible, along with other senior employees of the Sub-Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of Invesco Ltd. Reviews and approves the amount of the bonus pool available for the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each Portfolio Manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

The Sub-Adviser’s bonus is based on annual measures of equity return and standard tests of collateralization performance.

High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Remuneration Committee of the Invesco Ltd. Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent. Portfolio managers also participate in benefit plans and programs available generally to all employees.

As of October 31, 2013, Messrs. Jeanette, Jones, Kanuri, Nixon, Samulowitz and Siesser did not own any securities of the Funds.

As of October 31, 2013, the dollar range of securities beneficially owned by Mr. Hubbard in the Funds was $1 to $10,000. The portfolio holdings of Mr. Hubbard, as of October 31, 2013, in the Funds in which he owns Shares are shown below.

Peter Hubbard	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares Senior Loan Portfolio	X
PowerShares S&P 500® Low Volatility Portfolio	X

As of October 31, 2013, the dollar range of securities beneficially owned by Mr. Fang in the Funds was $100,001 to $500,000. The portfolio holdings of Mr. Fang, as of October 31, 2013, in the Funds in which he owns Shares are shown below.

Philip Fang	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares CEF Income Composite Portfolio		X
PowerShares Emerging Markets Infrastructure Portfolio		X
PowerShares Global Agriculture Portfolio	X
PowerShares KBW Premium Yield Equity REIT Portfolio			X
PowerShares S&P Emerging Markets Low Volatility Portfolio			X
PowerShares S&P International Developed Low Volatility Portfolio			X
PowerShares Senior Loan Portfolio				X

As of October 31, 2013, the dollar range of securities beneficially owned by Mr. Kernagis in the Funds was $10,001 to $50,000. The portfolio holdings of Mr. Kernagis, as of October 31, 2013, in the Funds in which he owns securities are shown below.

Jeffrey W. Kernagis	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares CEF Income Composite Portfolio		X
PowerShares Emerging Markets Sovereign Debt Portfolio		X
PowerShares FTSE RAFI Emerging Markets Portfolio		X
PowerShares Global Water Portfolio	X
PowerShares International Corporate Bond Portfolio		X
PowerShares Preferred Portfolio		X
PowerShares S&P 500® Low Volatility Portfolio		X
PowerShares Senior Loan Portfolio		X

As of October 31, 2013, the dollar range of securities beneficially owned by Mr. Picken in the Funds was $10,001 to $50,000. The portfolio holdings of Mr. Picken, as of October 31, 2013, in the Funds in which he owns securities are shown below.

Brian Picken	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares Emerging Markets Sovereign Debt Portfolio	X
PowerShares FTSE RAFI Emerging Markets Portfolio	X
PowerShares National AMT-Free Municipal Bond Portfolio	X
PowerShares S&P 500® High Beta Portfolio	X
PowerShares S&P 500® Low Volatility Portfolio		X
PowerShares S&P Emerging Markets Low Volatility Portfolio	X
PowerShares S&P International Developed Low Volatility Portfolio		X
PowerShares S&P 500® Low Volatility Portfolio	X
PowerShares Senior Loan Portfolio	X

As of October 31, 2013, the dollar range of securities beneficially owned by Mr. Ose in the Funds was $1 to $10,000. The portfolio holdings of Mr. Ose, as of October 31, 2013, in the Funds in which he owns Shares are shown below.

Richard Ose	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares Senior Loan Portfolio	X

Investment Advisory Agreement.  Pursuant to the Investment Advisory Agreement between the Adviser and the Trust, the Adviser is responsible for all expenses of the Funds, including payments to the Sub-Adviser, set-up fees and commitment fees associated with any line of credit, the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the advisory fees, distribution fees, if any, brokerage expenses, taxes, interest (including, for PowerShares Senior Loan Portfolio, interest expenses associated with the line of credit), litigation expenses and other extraordinary expenses (including Acquired Fund Fees and Expenses, if any). For the Adviser’s services, each Fund has agreed to pay an annual unitary management fee, equal to a percentage of its average daily net assets set forth in the chart below (the “Advisory Fee”).

Fund	Advisory Fee
PowerShares 1-30 Laddered Treasury Portfolio	0.25%
PowerShares Build America Bond Portfolio	0.28%(1)
PowerShares California AMT-Free Municipal Bond Portfolio	0.28%(1)
PowerShares CEF Income Composite Portfolio	0.50%

Fund	Advisory Fee
PowerShares Chinese Yuan Dim Sum Bond Portfolio	0.45%
PowerShares DWA Developed Markets Momentum Portfolio	0.80%
PowerShares DWA Emerging Markets Momentum Portfolio	0.90%
PowerShares DWA SmallCap Momentum Portfolio	0.60%
PowerShares Emerging Markets Infrastructure Portfolio	0.75%
PowerShares Emerging Markets Sovereign Debt Portfolio	0.50%
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	0.49%(2)
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	0.45%(3)
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	0.49%(4)
PowerShares FTSE RAFI Emerging Markets Portfolio	0.49%(5)
PowerShares Fundamental Emerging Markets Local Debt Portfolio	0.50%
PowerShares Fundamental High Yield® Corporate Bond Portfolio	0.50%
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	0.22%
PowerShares Global Agriculture Portfolio	0.75%
PowerShares Global Clean Energy Portfolio	0.75%
PowerShares Global Gold and Precious Metals Portfolio	0.75%
PowerShares Global Short Term High Yield Bond Portfolio	0.35%
PowerShares Global Water Portfolio	0.75%
PowerShares International Corporate Bond Portfolio	0.50%
PowerShares KBW Bank Portfolio	0.35%(6)
PowerShares KBW Capital Markets Portfolio	0.35%(6)
PowerShares KBW High Dividend Yield Financial Portfolio	0.35%
PowerShares KBW Insurance Portfolio	0.35%(6)
PowerShares KBW Premium Yield Equity REIT Portfolio	0.35%
PowerShares KBW Property & Casualty Insurance Portfolio	0.35%
PowerShares KBW Regional Banking Portfolio	0.35%(6)
PowerShares National AMT-Free Municipal Bond Portfolio	0.28%(1)
PowerShares New York AMT-Free Municipal Bond Portfolio	0.28%(1)
PowerShares NYSE Century Portfolio	0.50%
PowerShares Preferred Portfolio	0.50%
PowerShares S&P 500® High Beta Portfolio	0.25%
PowerShares S&P 500® High Dividend Portfolio	0.30%
PowerShares S&P 500® Low Volatility Portfolio	0.25%
PowerShares S&P Emerging Markets High Beta Portfolio	0.45%(7)
PowerShares S&P Emerging Markets Low Volatility Portfolio	0.45%(7)
PowerShares S&P International Developed High Beta Portfolio	0.35%(8)
PowerShares S&P International Developed High Quality Portfolio	0.45%(3)
PowerShares S&P International Developed Low Volatility Portfolio	0.35%(8)
PowerShares S&P MidCap Low Volatility Portfolio	0.25%
PowerShares S&P SmallCap Consumer Discretionary Portfolio	0.29%
PowerShares S&P SmallCap Consumer Staples Portfolio	0.29%
PowerShares S&P SmallCap Energy Portfolio	0.29%
PowerShares S&P SmallCap Financials Portfolio	0.29%
PowerShares S&P SmallCap Health Care Portfolio	0.29%
PowerShares S&P SmallCap Industrials Portfolio	0.29%
PowerShares S&P SmallCap Information Technology Portfolio	0.29%
PowerShares S&P SmallCap Low Volatility Portfolio	0.25%
PowerShares S&P SmallCap Materials Portfolio	0.29%
PowerShares S&P SmallCap Utilities Portfolio	0.29%
PowerShares Senior Loan Portfolio	0.65%(9)
PowerShares VRDO Tax-Free Weekly Portfolio	0.25%

(1)	Prior to April 20, 2012, the Fund’s unitary management fee was 0.35% and the Adviser had agreed to waive 0.07% of the Fund’s unitary management fee.
(2)	Prior to November 21, 2012, the Fund’s unitary management fee was 0.80%. Effective November 21, 2012 through December 17, 2012, the Adviser voluntarily agreed to waive a portion of the Fund’s unitary management fee. After giving effect to such waiver, the net unitary management fee was 0.49%. Effective December 18, 2012, the unitary management fee of the Fund was reduced to 0.49%.
(3)	Prior to November 21, 2012, the Fund’s unitary management fee was 0.75%. Effective November 21, 2012 through December 17, 2012, the Adviser voluntarily agreed to waive a portion of the Fund’s unitary management fee. After giving effect to such waiver, the net unitary management fee was 0.45%. Effective December 18, 2012, the unitary management fee of the Fund was reduced to 0.45%.
(4)	Prior to November 21, 2012, the Fund’s unitary management fee was 0.75%. Effective November 21, 2012 through December 17, 2012, the Adviser voluntarily agreed to waive a portion of the Fund’s unitary management fee. After giving effect to such waiver, the net unitary management fee was 0.49%. Effective December 18, 2012, the unitary management fee of the Fund was reduced to 0.49%.
(5)	Prior to November 21, 2012, the Fund’s unitary management fee was 0.85%. Effective November 21, 2012 through December 17, 2012, the Adviser voluntarily agreed to waive a portion of the Fund’s unitary management fee. After giving effect to such waiver, the net unitary management fee was 0.49%. Effective December 18, 2012, the unitary management fee of the Fund was reduced to 0.49%.
(6)	From November 1, 2011 until February 1, 2012, the Adviser waived 100% of its unitary management fee for the Fund.
(7)	The Adviser has agreed to waive 0.16% of the Fund’s unitary management fee through February 28, 2015 and the Adviser cannot discontinue the agreement prior to its expiration.
(8)	The Adviser has agreed to waive 0.10% of the Fund’s unitary management fee through February 28, 2015 and the Adviser cannot discontinue the agreement prior to its expiration.
(9)	Prior to April 20, 2012, the Fund’s unitary management fee was 0.75% and the Adviser had agreed to waive 0.10% of the Fund’s unitary management fee.

Set forth in the chart below are the aggregate amount of the Advisory Fees paid by each Fund to the Adviser and the Advisory Fees waived by the Adviser for each Fund’s fiscal years ended October 31, 2011, 2012 and 2013, as applicable, or, if the Fund had not been in existence for a full fiscal year, since the commencement of investment operations of that Fund.

	Advisory Fees Paid for the Fiscal Year Ended			Advisory Fees Waived for the Fiscal Year Ended
Fund	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2013	October 31, 2012	October 31, 2011	Date of Commencement of Investment Operations
PowerShares 1-30 Laddered Treasury Portfolio	$397,618	$447,689	$669,997	($75)	N/A	N/A	10/11/2007
PowerShares Build America Bond Portfolio	$2,740,491	$2,827,414	$2,249,746	($3,039)	($262,738)	($449,949)	11/16/2009
PowerShares California AMT-Free Municipal Bond Portfolio	$199,408	$150,974	$131,155	($185)	($13,846)	($26,231)	10/11/2007
PowerShares CEF Income Composite Portfolio	$2,221,063	$1,446,789	$1,068,973	($172)	N/A	N/A	02/16/2010
PowerShares Chinese Yuan Dim Sum Bond Portfolio	$293,142	$47,387	$1,624	($368)	N/A	N/A	09/22/2011
PowerShares DWA Developed Markets Momentum Portfolio	$1,948,142	$464,162	$946,793	($49)	N/A	N/A	12/27/2007
PowerShares DWA Emerging Markets Momentum Portfolio	$3,159,227	$1,554,771	$2,680,542	($69)	N/A	N/A	12/27/2007
PowerShares DWA SmallCap Momentum Portfolio	$842,223	$14,738	N/A	($43)	N/A	N/A	07/16/2012
PowerShares Emerging Markets Infrastructure Portfolio	$703,285	$830,010	$1,442,457	($35)	N/A	N/A	10/15/2008
PowerShares Emerging Markets Sovereign Debt Portfolio	$11,971,411	$8,962,558	$5,250,369	($2,593)	N/A	N/A	10/11/2007

	Advisory Fees Paid for the Fiscal Year Ended			Advisory Fees Waived for the Fiscal Year Ended
Fund	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2013	October 31, 2012	October 31, 2011	Date of Commencement of Investment Operations
PowerShares FTSE RAFI Asia-Pacific ex-Japan Portfolio	$329,629	$457,203	$529,733	($13,535)	N/A	N/A	06/25/2007
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	$2,295,864	$1,958,982	$1,880,395	($59,729)	N/A	N/A	06/25/2007
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	$370,484	$444,436	$599,521	($10,844)	N/A	N/A	09/27/2007
PowerShares FTSE RAFI Emerging Markets Portfolio	$1,946,747	$3,203,664	$4,324,583	($88,131)	N/A	N/A	09/27/2007
PowerShares Fundamental Emerging Markets Local Debt Portfolio	$21,180	N/A	N/A	$18	N/A	N/A	05/06/2013
PowerShares Fundamental High Yield® Corporate Bond Portfolio	$3,751,970	$4,253,311	$2,350,858	($292)	N/A	N/A	11/13/2007
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	$71,374	$36,450	$948	($34)	N/A	N/A	09/12/2011
PowerShares Global Agriculture Portfolio	$768,403	$823,556	$871,230	($3)	N/A	N/A	09/16/2008
PowerShares Global Clean Energy Portfolio	$496,011	$595,331	$1,219,295	($5)	N/A	N/A	06/13/2007
PowerShares Global Gold and Precious Metals Portfolio	$206,382	$311,858	$468,016	($21)	N/A	N/A	09/16/2008
PowerShares Global Short Term High Yield Bond Portfolio	$10,113	N/A	N/A	($22)	N/A	N/A	06/17/2013
PowerShares Global Water Portfolio	$1,549,814	$1,739,235	$2,535,007	($15)	N/A	N/A	06/13/2007
PowerShares International Corporate Bond Portfolio	$707,186	$470,706	$257,162	($2)	N/A	N/A	06/01/2010
PowerShares KBW Bank Portfolio	$451,535	$228,014	N/A	($15)	($49,479)	N/A	11/01/2011
PowerShares KBW Capital Markets Portfolio	$26,112	$14,534	N/A	N/A	($7,687)	N/A	11/01/2011
PowerShares KBW High Dividend Yield Financial Portfolio	$761,229	$294,165	$41,079	($79)	N/A	N/A	11/29/2010
PowerShares KBW Insurance Portfolio	$16,173	$36,651	N/A	N/A	($25,475)	N/A	11/01/2011
PowerShares KBW Premium Yield Equity REIT Portfolio	$237,823	$37,207	$16,772	($27)	N/A	N/A	11/29/2010
PowerShares KBW Property & Casualty Insurance Portfolio	$67,910	$14,987	$10,273	N/A	N/A	N/A	11/29/2010
PowerShares KBW Regional Banking Portfolio	$79,447	$146,158	N/A	($3)	($99,232)	N/A	11/01/2011
PowerShares National AMT-Free Municipal Bond Portfolio	$2,474,300	$2,200,405	$1,788,594	($4,011)	($203,678)	($357,719)	10/11/2007
PowerShares New York AMT-Free Municipal Bond Portfolio	$180,004	$160,576	$131,996	($233)	($13,978)	($26,399)	10/11/2007
PowerShares NYSE Century Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	01/09/2014
PowerShares Preferred Portfolio	$11,601,498	$8,280,334	$6,935,189	($3,776)	N/A	N/A	01/28/2008
PowerShares S&P 500® High Beta Portfolio	$767,133	$147,319	$9,268	($17)	N/A	N/A	05/02/2011
PowerShares S&P 500® High Dividend Portfolio	$289,559	$392	N/A	($20)	N/A	N/A	10/12/2012
PowerShares S&P 500® Low Volatility Portfolio	$10,134,202	$4,088,940	$200,295	($536)	N/A	N/A	05/02/2011
PowerShares S&P Emerging Markets High Beta Portfolio	$11,775	$6,650	N/A	($4,187)	($2,364)	N/A	02/22/2012

	Advisory Fees Paid for the Fiscal Year Ended			Advisory Fees Waived for the Fiscal Year Ended
Fund	October 31, 2013	October 31, 2012	October 31, 2011	October 31, 2013	October 31, 2012	October 31, 2011	Date of Commencement of Investment Operations
PowerShares S&P Emerging Markets Low Volatility Portfolio	$611,289	$25,909	N/A	($217,353)	($9,195)	N/A	01/11/2012
PowerShares S&P International Developed High Beta Portfolio	$15,546	$5,180	N/A	($4,452)	($1,463)	N/A	02/22/2012
PowerShares S&P International Developed High Quality Portfolio	$96,504	$131,510	$213,194	($3,799)	N/A	N/A	06/13/2007
PowerShares S&P International Developed Low Volatility Portfolio	$250,615	$20,168	N/A	($71,607)	($5,743)	N/A	01/11/2012
PowerShares S&P MidCap Low Volatility Portfolio	$27,452	N/A	N/A	($2)	N/A	N/A	02/12/2013
PowerShares S&P SmallCap Consumer Discretionary Portfolio	$218,736	$162,582	$134,102	($7)	N/A	N/A	04/05/2010
PowerShares S&P SmallCap Consumer Staples Portfolio	$87,255	$70,099	$34,202	N/A	N/A	N/A	04/05/2010
PowerShares S&P SmallCap Energy Portfolio	$88,285	$157,286	$255,869	($2)	N/A	N/A	04/05/2010
PowerShares S&P SmallCap Financials Portfolio	$236,349	$207,980	$170,264	($8)	N/A	N/A	04/05/2010
PowerShares S&P SmallCap Health Care Portfolio	$350,192	$341,148	$324,166	($12)	N/A	N/A	04/05/2010
PowerShares S&P SmallCap Industrials Portfolio	$118,754	$76,536	$89,690	($3)	N/A	N/A	04/05/2010
PowerShares S&P SmallCap Information Technology Portfolio	$374,103	$263,797	$244,940	($92)	N/A	N/A	04/05/2010
PowerShares S&P SmallCap Low Volatility Portfolio	$30,373	N/A	N/A	($1)	N/A	N/A	02/12/2013
PowerShares S&P SmallCap Materials Portfolio	$23,859	$12,462	$11,520	N/A	N/A	N/A	04/05/2010
PowerShares S&P SmallCap Utilities Portfolio	$89,389	$109,602	$127,690	($5)	N/A	N/A	04/05/2010
PowerShares Senior Loan Portfolio	$23,127,798	$3,207,461	$711,755	($55,785)	($116,201)	($94,901)	03/01/2011
PowerShares VRDO Tax-Free Weekly Portfolio	$605,933	$1,014,996	$1,199,782	($3,655)	N/A	N/A	11/14/2007

The Funds may invest in money market funds that are managed by affiliates of the Adviser. The indirect portion of the management fee that a Fund incurs through such investments is in addition to the Adviser’s management fee. Therefore, the Adviser has agreed voluntarily to waive the fees that it receives in an amount equal to the indirect management fees that a Fund incurs through its investments in affiliated money market funds.

The Adviser has overall responsibility for the general management and administration of the Trust. The Adviser provides an investment program for the Funds and manages the investment of the Funds’ assets.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. For each Fund, the Investment Advisory Agreement continues in effect only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund.

Sub-Advisory Agreement.  The Adviser has entered into a sub-advisory agreement with certain affiliates to serve as sub-advisers to PowerShares Senior Loan Portfolio (the “Sub-Advisory Agreement”) pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice and/or order execution services to the Fund. These affiliated sub-advisers, each of which is a registered investment adviser under the Advisers Act, are:

•	Invesco Senior Secured;

•	Invesco Advisers, Inc. (“Invesco Advisers”);

•	Invesco Asset Management Deutschland GmbH (“Invesco Deutschland”);

•	Invesco Asset Management Limited (“Invesco Asset Management”);

•	Invesco Asset Management (Japan) Limited (“Invesco Japan”);

•	Invesco Australia Limited (“Invesco Australia”);

•	Invesco Hong Kong Limited (“Invesco Hong Kong”); and

•	Invesco Canada Ltd. (“Invesco Canada”).

Invesco Senior Secured currently serves as PowerShares Senior Loan Portfolio’s Sub-Adviser. Under the Sub-Advisory Agreement, the Sub-Adviser and sub-advisers will not be liable for any error of judgment or mistake of law or for any loss suffered by PowerShares Senior Loan Portfolio in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of a sub-adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Sub-Advisory Agreement will continue in effect (following the initial term of the Agreement) only if approved annually by the Board, including a majority of the Independent Trustees.

The Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to the sub-adviser(s), by the Adviser on 60 days’ written notice to the sub-adviser(s) or by a sub-adviser on 60 days’ written notice to the Adviser and the Trust.

For the services rendered by the Sub-Adviser under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee which will be computed daily and paid as of the last day of each month equal to 40% of the Adviser’s monthly compensation with respect to the assets of PowerShares Senior Loan Portfolio for which the Sub-Adviser provides sub-advisory services. On an annual basis, the Sub-Advisory fee is equal to 40% of the compensation received by the Adviser with respect to the sub-advised assets per year.

Administrator.  BNYM serves as administrator for the Funds. Its principal address is 101 Barclay Street, New York, New York 10286.

BNYM serves as administrator for the Funds pursuant to a fund administration and account services agreement (the “Administrative Services Agreement”). Under the Administrative Services Agreement, BNYM is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Funds. BNYM will generally assist in many aspects of the Trust’s and the Funds’ operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers); assist in preparing reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; and supply supporting documentation for meetings of the Board.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

Payments to Financial Intermediaries.  The Adviser may pay certain broker-dealers, banks and other financial intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. As of February 7, 2013, the Adviser had arrangements to make payments, other than for the educational programs and marketing activities described above, only to Charles Schwab & Co., Inc. (“Schwab”). Pursuant to the arrangement with Schwab, Schwab has agreed to promote select exchange-traded funds advised by the Adviser to Schwab’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of those funds. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts are paid by the Adviser from its own resources and not from the assets of the Funds.

Custodian, Transfer Agent and Fund Accounting Agent.  BNYM (the “Custodian” or “Transfer Agent”), located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Funds pursuant to a custodian agreement (the “Custodian Agreement”). As custodian, BNYM holds the Funds’ assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. BNYM also serves as transfer agent for the Funds pursuant to a transfer agency agreement (the “Transfer Agency Agreement”). Further, BNYM serves as Fund accounting agent pursuant to a fund accounting agreement (the “Fund Accounting Agreement”). As compensation for the foregoing services, BNYM may be reimbursed for its out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Distributor.  Invesco Distributors, Inc. (previously defined as the “Distributor”) is the distributor of the Funds’ Shares. The Distributor’s principal address is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which it distributes the Funds’ Shares. Each Fund continuously offers Shares for sale through the Distributor only in Creation Unit Aggregations, as described in the Prospectuses and below under the heading “Creation and Redemption of Creation Unit Aggregations.”

Securities Lending Agents.  Brown Brothers Harriman & Co. (“BBH”) acts as the securities lending agent for PowerShares DWA SmallCap Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio and PowerShares S&P SmallCap Consumer Staples Portfolio. Citibank N.A. (“Citi”) acts as the securities lending agent for PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Water Portfolio, PowerShares Preferred Portfolio and PowerShares S&P International Developed High Beta Portfolio. In its capacity as securities lending agent, each of BBH and Citi, among other things, enters into and maintains securities loan agreements with borrowers, negotiates fees with borrowers, delivers securities to borrowers, receives collateral from borrowers in connection with each loan, holds and safekeeps the collateral on behalf of each Fund engaged in securities lending and invests the cash collateral in accordance with the Adviser’s instructions. The securities lending agents will receive fees from each of the respective Funds they serve, and such fees will be calculated on, and deducted from, that Fund’s securities lending revenues.

Aggregations.  The Distributor does not distribute Shares in less than Creation Unit Aggregations. The Distributor will deliver a Prospectus (or a Summary Prospectus) and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of the Shares. Such Soliciting Dealers also may be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations—All Funds” below) and DTC Participants (as defined in “DTC Acts as Securities Depository for Shares” below).

Index Providers.  No entity that creates, compiles, sponsors or maintains the Underlying Indexes is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Funds.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes.

Set forth below is a list of each Fund and the Underlying Index upon which it is based.

Fund	Underlying Index
PowerShares 1-30 Laddered Treasury Portfolio	Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index
PowerShares Build America Bond Portfolio	The BofA Merrill Lynch Build America Bond Index
PowerShares California AMT-Free Municipal Bond Portfolio	The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index
PowerShares CEF Income Composite Portfolio	S-Network Composite Closed-End Fund IndexSM
PowerShares Chinese Yuan Dim Sum Bond Portfolio	Citi Custom Dim Sum (Offshore CNY) Bond Index
PowerShares DWA Developed Markets Momentum Portfolio	Dorsey Wright® Developed Markets Technical Leaders Index
PowerShares DWA Emerging Markets Momentum Portfolio	Dorsey Wright® Emerging Markets Technical Leaders Index
PowerShares DWA SmallCap Momentum Portfolio	Dorsey Wright® SmallCap Technical LeadersTM Index
PowerShares Emerging Markets Infrastructure Portfolio	S-Network Emerging Infrastructure Builders IndexSM
PowerShares Emerging Markets Sovereign Debt Portfolio	DB Emerging Market USD Liquid Balanced Index
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	FTSE RAFI Developed Asia Pacific ex Japan Index
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	FTSE RAFI Developed ex US Index
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	FTSE RAFI Developed ex US Mid Small 1500 Index
PowerShares FTSE RAFI Emerging Markets Portfolio	FTSE RAFI Emerging Markets Index
PowerShares Fundamental Emerging Markets Local Debt Portfolio	Citi RAFI Bonds Sovereign Emerging Markets Extended Local Currency Index
PowerShares Fundamental High Yield® Corporate Bond Portfolio	RAFI® Bonds US High Yield 1-10 Index
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	RAFI® Bonds US Investment Grade 1-10 Index
PowerShares Global Agriculture Portfolio	NASDAQ OMX Global Agricultural IndexSM
PowerShares Global Clean Energy Portfolio	WilderHill New Energy Global Innovation Index
PowerShares Global Gold and Precious Metals Portfolio	NASDAQ OMX Global Gold and Precious Metals IndexSM
PowerShares Global Short Term High Yield Bond Portfolio	DB Global Short Maturity High Yield Bond Index
PowerShares Global Water Portfolio	NASDAQ OMX Global Water IndexSM
PowerShares International Corporate Bond Portfolio	The S&P International Corporate Bond Index®
PowerShares KBW Bank Portfolio	KBW Bank Index*
PowerShares KBW Capital Markets Portfolio	KBW Capital Markets Index*
PowerShares KBW High Dividend Yield Financial Portfolio	KBW Financial Sector Dividend Yield Index*
PowerShares KBW Insurance Portfolio	KBW Insurance Index*
PowerShares KBW Premium Yield Equity REIT Portfolio	KBW Premium Yield Equity REIT Index*
PowerShares KBW Property & Casualty Insurance Portfolio	KBW Property & Casualty Index*
PowerShares KBW Regional Banking Portfolio	KBW Regional Banking Index*
PowerShares National AMT-Free Municipal Bond Portfolio	The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index
PowerShares New York AMT-Free Municipal Bond Portfolio	The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index
PowerShares NYSE Century Portfolio	NYSE Century IndexSM

Fund	Underlying Index
PowerShares Preferred Portfolio	The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index
PowerShares S&P 500® High Beta Portfolio	S&P 500® High Beta Index**
PowerShares S&P 500® High Dividend Portfolio	S&P 500® Low Volatility High Dividend Index **
PowerShares S&P 500® Low Volatility Portfolio	S&P 500® Low Volatility Index**
PowerShares S&P Emerging Markets High Beta Portfolio	S&P BMI Emerging Markets High Beta Index**
PowerShares S&P Emerging Markets Low Volatility Portfolio	S&P BMI Emerging Markets Low Volatility Index**
PowerShares S&P International Developed High Beta Portfolio	S&P BMI International Developed High Beta Index**
PowerShares S&P International Developed High Quality Portfolio	S&P International Developed High Quality Rankings Index**
PowerShares S&P International Developed Low Volatility Portfolio	S&P BMI International Developed Low Volatility Index**
PowerShares S&P MidCap Low Volatility Portfolio	S&P MidCap 400 Low Volatility Index
PowerShares S&P SmallCap Consumer Discretionary Portfolio	S&P SmallCap 600® Capped Consumer Discretionary Index**
PowerShares S&P SmallCap Consumer Staples Portfolio	S&P SmallCap 600® Capped Consumer Staples Index**
PowerShares S&P SmallCap Energy Portfolio	S&P SmallCap 600® Capped Energy Index**
PowerShares S&P SmallCap Financials Portfolio	S&P SmallCap 600® Capped Financials Index**
PowerShares S&P SmallCap Health Care Portfolio	S&P SmallCap 600® Capped Health Care Index**
PowerShares S&P SmallCap Industrials Portfolio	S&P SmallCap 600® Capped Industrials Index**
PowerShares S&P SmallCap Information Technology Portfolio	S&P SmallCap 600® Capped Information Technology Index**
PowerShares S&P SmallCap Low Volatility Portfolio	S&P SmallCap 600 Low Volatility Index
PowerShares S&P SmallCap Materials Portfolio	S&P SmallCap 600® Capped Materials Index**
PowerShares S&P SmallCap Utilities Portfolio	S&P SmallCap 600® Capped Utilities & Telecommunications Services Index**
PowerShares Senior Loan Portfolio	S&P/LSTA U.S. Leveraged Loan 100 Index**
PowerShares VRDO Tax-Free Weekly Portfolio	Bloomberg US Municipal AMT-Free Weekly VRDO Index

*	Keefe, Bruyette & Woods (“KBW”) is the Index Provider for the Fund’s Underlying Index. “Keefe, Bruyette & Woods,” “Keefe, Bruyette & Woods, Inc.,” “KBW Premium Yield Equity REIT Index,” “KBW Financial Sector Dividend Yield Index,” “KBW Property & Casualty Index,” “KBW Bank Index,” “KBW Regional Banking Index,” “KBW Capital Markets Index,” “KBW Insurance Index” and “KBW” are trademarks of KBW and have been licensed for use by the Adviser.
**

Standard & Poor’s® Financial Services LLC (“Standard & Poor’s”) is the Index Provider for the Fund’s Underlying Index. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s and have been licensed for use by the Adviser.

Additional information about each Fund’s Underlying Index methodology is set forth below.

Bloomberg US Municipal AMT-Free Weekly VRDO Index

The Bloomberg US Municipal AMT-Free Weekly VRDO Index is comprised of municipal securities issued in the primary market as VRDOs. Only VRDOs whose interest rates are reset weekly are included in the Underlying Index and the Underlying Index excludes secondary or derivative VRDOs (tender option bonds). Bonds must be rated in a “top” category by a nationally recognized statistical rating organization for inclusion in the Underlying Index and must have a time to maturity of greater than or equal to one month and a maturity amount outstanding of greater than or equal to $10,000,000. The Index Provider rebalances the Underlying Index monthly, with individual bonds weighted by market value.

The BofA Merrill Lynch Build America Bond Index

The BofA Merrill Lynch Build America Bond Index is designed to track the performance of U.S. dollar-denominated investment grade taxable municipal debt publicly issued under the Build America Bond program by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have an investment grade rating, at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $1 million.

The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index

The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index is designed to track the performance of U.S. dollar-denominated, investment grade, tax-exempt long-term debt publicly issued by California or any U.S. territory, including Puerto Rico, or their political subdivisions, in the U.S. domestic market.

The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index

The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. The Underlying Index includes preferred securities and senior and subordinated debt securities issued in $25, $50 or $100 par/liquidation increments. Qualifying securities must have a fixed coupon or dividend schedule, must have a minimum amount outstanding of $100 million, must be rated at least B3 (based on an average of Moody’s, S&P and Fitch) and must have an investment grade country risk profile (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt rating). The Underlying Index excludes auction market securities, convertibles, floaters, purchase units, purchase contracts, corporate pay-in-kind securities, securities issued by closed-end funds and derivative instruments. The Underlying Index also excludes unlisted preferred securities, but includes qualifying unlisted senior or subordinated debt-like securities.

The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index

The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index is designed to track the performance of U.S. dollar-denominated, investment grade, tax-exempt long-term debt publicly issued by U.S. states and territories, and their political subdivisions, included in the U.S. domestic market.

The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index

The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index is designed to track the performance of U.S. dollar-denominated, investment grade, tax-exempt long-term debt publicly issued by New York or any U.S. territory, including Puerto Rico, and their political subdivisions, in the U.S. domestic market.

Citigroup Custom Dim Sum (Offshore CNY) Bond Index

The Index measures the performance of Renminbi (“RMB”)-denominated bonds issued and settled outside mainland China. The Index includes offshore RMB-denominated bonds issued by governments, agencies, supranationals, and credit securities, excluding synthetics, retails and CDs with fixed rate coupons (excluding zeros), with a minimum maturity of one month and a minimum size outstanding of RMB 1 billion. The Underlying Index is managed by Citigroup Index LLC.

Citi RAFI Bonds Sovereign Emerging Markets Extended Local Currency Index

The Citi RAFI Bonds Sovereign Emerging Markets Extended Local Currency Index measures the performance of local currency bonds that are issued by national governments from a set of emerging market countries. The Underlying Index uses specific government markets tracked by Citigroup and a proprietary weighting methodology from RA. As of October 31, 2013, the Underlying Index included local currency bonds issued by the national governments of 18 countries: Brazil, Chile, China (Offshore), Columbia, the Czech Republic, Hungary, Indonesia, Israel, Malaysia, Mexico, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand and Turkey. Strictly in accordance with the Underlying Index’s guidelines and mandated procedures, securities must have a minimum maturity of one year to be included in the Underlying Index, and such securities’ national governments must have a minimum domestic sovereign debt rating of “CC” by S&P and “Ca” by Moody’s and must meet a minimum outstanding amount requirement.

DB Emerging Market USD Liquid Balance Index

The DB Emerging Market USD Liquid Balanced Index is constructed by first establishing a list of eligible countries, which is done on an annual basis by the index provider based on ratings, size, liquidity and other considerations. The resulting Underlying Index membership consists of zero to three bonds from each eligible emerging market country.

DB Global Short Maturity High Yield Bond Index

The DB Global Short Maturity High Yield Bond Index is designed to track the performance of a select group of short-term, U.S. dollar-denominated, non-investment grade bonds that are issued by U.S. and foreign corporations, as well as by sovereign, sub-sovereign, supranational or quasi-government entities. Rule 144A securities, private placements, municipal bonds, Brady bonds, restructured bonds and covered, senior secured and subordinate notes are excluded from the Underlying Index.

To be eligible for inclusion in the Underlying Index, a bond must: (i) be denominated in U.S. dollars; (ii) be rated by at least one of S&P, Moody’s or Fitch; (iii) be rated below “investment grade” (i.e., have a “composite rating” from DB of no greater than “BB+,” but no less than “C”); (iv) have three years or less to maturity; and (v) have a fixed coupon.

Dorsey Wright® Developed Markets Technical Leaders Index

The Dorsey Wright® Developed Markets Technical Leaders Index includes companies selected pursuant to a proprietary methodology of the Index Provider, designed to identify companies that demonstrate powerful relative strength characteristics and are listed on non-U.S. exchanges in countries deemed to have developed economies. Approximately 1,000 securities listed on non-U.S. exchanges from developed economies are ranked using a proprietary relative strength methodology.

Dorsey Wright® Emerging Markets Technical Leaders Index

The Dorsey Wright® Emerging Markets Technical Leaders Index includes companies selected pursuant to a proprietary methodology of the Index Provider, designed to identify companies that demonstrate powerful relative strength characteristics and are listed on non-U.S. exchanges in countries deemed to have emerging economies. Approximately 1,000 securities in emerging economies are ranked using a proprietary relative strength methodology.

Dorsey Wright® SmallCap Technical LeadersTM Index

The Dorsey Wright® SmallCap Technical LeadersTM Index includes companies selected pursuant to a proprietary methodology of the Index Provider, designed to identify securities of small capitalization companies that demonstrate powerful relative strength characteristics. Approximately 2,000 of the smallest stocks selected from a broader set of 3,000 of the largest U.S. common stocks are ranked using a proprietary relative strength methodology, and the Index Provider identifies approximately 200 of these stocks for inclusion in the Underlying Index.

FTSE RAFI Developed Asia Pacific ex Japan Index

Component securities for the FTSE RAFI Developed Asia Pacific ex Japan Index are selected from among the companies with the highest-ranking cumulative score (“Fundamental Value”) within the FTSE RAFI Asia Pacific ex Japan Developed Large/Mid-Cap Indexes.

FTSE RAFI Developed ex U.S. Index

Component securities for the FTSE RAFI Developed ex U.S. Index are selected from among the companies with the highest-ranking Fundamental Value within the FTSE RAFI Developed ex US Large/Mid-Cap Indexes.

FTSE RAFI Developed ex US Mid Small 1500 Index

Component securities for the FTSE RAFI Developed ex US Mid Small 1500 Index are selected from among the small and medium capitalization companies with the largest Fundamental Value, selected from the constituents of the FTSE Developed All Cap ex US Index.

FTSE RAFI Emerging Markets Index

Component securities for the FTSE RAFI Emerging Markets Index are selected from among companies domiciled in emerging market countries with the largest Fundamental Value, selected from the constituents of the FTSE Emerging All Cap Index.

KBW Bank Index

The KBW Bank Index is a float-adjusted modified capitalization weighted index of approximately 24 of the largest (as defined by their float adjusted market capitalization) companies in the bank industry publicly listed within the United States and traded in U.S. dollars.

KBW Capital Markets Index

The KBW Capital Markets Index is a float-adjusted modified capitalization weighted index of approximately 24 of the largest (as defined by their float adjusted market capitalization) companies in the U.S. capital markets publicly listed within the United States and traded in U.S. dollars.

KBW Financial Sector Dividend Yield Index

The KBW Financial Sector Dividend Yield Index is calculated using a dividend yield weighted methodology that seeks to reflect the performance of approximately 24 to 40 publicly listed financial companies that are principally engaged in the business of providing financial services and products, including banking, insurance and diversified financial services, in the United States. The Underlying Index may also include securities of BDCs and equity and mortgage REITs. The securities comprising the Underlying Index are selected based on their ability to pay dividends.

KBW Insurance Index

The KBW Insurance Index is a float-adjusted modified capitalization weighted index of approximately 24 of the largest (as defined by their float adjusted market capitalization) companies in the insurance industry publicly listed within the United States and traded in U.S. dollars.

KBW Premium Yield Equity REIT Index

The KBW Premium Yield Equity REIT Index is calculated using a dividend yield weighted methodology. The securities comprising the Underlying Index are selected based on their ability to pay income. KBW uses the Adjusted Free Flow from Operations (AFFO) to derive the dividend payout ratios and arrive at the universe of the approximately 24 to 40 best paying small- and mid-cap equity REITs.

KBW Property & Casualty Index

The KBW Property & Casualty Index is a modified capitalization weighted index of approximately 24 of the largest (as defined by their float adjusted market capitalization) companies in the property and casualty insurance industry publicly listed within the United States and traded in U.S. dollars.

KBW Regional Banking Index

The KBW Regional Banking Index is an equal-weighted float-adjusted market capitalization weighted index based on the 50 mid-cap banking companies publicly listed within the United States and traded in U.S. dollars.

NASDAQ OMX Global Agriculture IndexSM

Securities included in the NASDAQ OMX Global Agriculture IndexSM must be listed on a recognized global stock exchange and classified as agriculture by the Index Provider. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% prior to inclusion in the Underlying Index. The Underlying Index can be comprised of common stocks, ordinary shares, depositary receipts, shares of beneficial interest or limited partnership interests and tracking stocks.

NASDAQ OMX Global Gold and Precious Metals IndexSM

Securities included in the Underlying Index for the NASDAQ OMX Global Gold and Precious Metals IndexSM must be listed on a recognized global stock exchange and classified as involved in gold and other precious metals mining industries by the Index Provider. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% prior to inclusion in the Underlying Index. The Underlying Index can be comprised of common stocks, ordinary shares, depositary receipts, shares of beneficial interest or limited partnership interests and tracking stocks.

NASDAQ OMX Global Water IndexSM

The NASDAQ OMX Global Water IndexSM is designed to track the performance of securities worldwide that are creating products that conserve and purify water for homes, businesses and industries. The Index is weighted to enhance the underlying liquidity and increase the tradability of the index components. The Underlying Index can be comprised of common stocks, ordinary shares, depositary receipts, depositary shares, Dutch certificates, shares of beneficial interest, stapled securities and tracking stocks, which is included in the next section.

NYSE Century IndexSM

The NYSE Century IndexSM is designed to measure the performance of some of the largest and oldest public companies in the United States. To be eligible for inclusion in the Underlying Index, a company must: (i) have been incorporated in the United States for at least 100 years, (ii) be listed on a major U.S. securities exchange (such as the NYSE, NYSE MKT, NYSE Arca, or The NASDAQ Stock Market LLC) and (iii) have a market capitalization of at least $1 billion as of the Underlying Index’s latest rebalancing date.

RAFI® Bonds US High Yield 1-10 Index

The RAFI® Bonds US High Yield 1-10 Index is comprised of U.S. dollar-denominated bonds that are registered with the SEC or that are Rule 144A securities that provide for registration rights (issued after July 31, 2013) and whose issuers are public companies listed on major U.S. stock exchanges. Only investible, non-convertible, non-exchangeable, non-zero, fixed coupon high-yield corporate bonds qualify for inclusion in the Underlying Index. Bonds of foreign agencies, governments or supra-nationals, as well as those issuers that are not domiciled in the United States, are excluded from the Underlying Index.

RAFI® Bonds US Investment Grade 1-10 Index

The RAFI® Bonds US Investment Grade 1-10 Index is comprised of U.S. dollar-denominated bonds that are registered with the SEC or that are Rule 144A securities that provide registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Only investible, non-convertible, non-exchangeable, non-zero, fixed coupon investment grade corporate bonds qualify for inclusion in the Underlying Index. Bonds of foreign agencies, governments or supra-nationals, as well as those issuers that are not domiciled in the United States, are excluded from the Underlying Index.

Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index

The Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index is an equally weighted index of approximately 30 distinct issues with annual maturities from one to 30 years and includes U.S. Treasury-auctioned issues with fixed coupon rates that are non-callable. Treasury inflation-protected securities, bills or zero-coupon securities are not permitted.

S&P 500® High Beta Index

The S&P 500® High Beta Index is a subset of the S&P 500® Index. Standard & Poor’s estimates the market sensitivity, or beta, of every stock in the S&P 500® Index based on its performance over the trailing 12 months. The 100 stocks with the highest sensitivity to market movements comprise the S&P 500® High Beta Index. For the S&P 500® High Beta Index, the market is considered to be all of the stocks included in the S&P 500® Index. The weight of each stock in the S&P 500® High Beta Index is proportionate to its beta, rather than to its market capitalization, and Index constituents are rebalanced quarterly. Additions are made to the S&P 500® High Beta Index only at the time of the quarterly rebalancing. Constituents removed from the S&P 500® Index are removed from the S&P 500® High Beta Index simultaneously.

S&P 500® Low Volatility High Dividend Index

The S&P 500® Low Volatility High Dividend Index is designed to track the performance of the 50 securities in the S&P 500® Index with the highest dividend yield and lower realized volatility over the past 12 months. The Index Provider measures the dividend yield of every security in the S&P 500® Index over the past 12 months and selects the 75 securities with the highest historical dividend yield. The Index Provider then measures the realized volatility of each of these 75 highest dividend yield securities over the past 12 months and from these selects the 50 securities with the lowest volatility for inclusion in the Underlying Index.

S&P 500® Low Volatility Index

The S&P 500® Low Volatility Index is a subset of the S&P 500® Index. Standard & Poor’s measures the realized volatility of every stock in the S&P 500® Index over the trailing 12 months. The 100 stocks with the lowest volatility comprise the S&P 500® Low Volatility Index. Each stock in the S&P 500® Low Volatility Index is weighted by the inverse of its volatility with the least volatile stocks receiving the highest weights, and Index constituents are rebalanced quarterly. Additions are made to the S&P 500® Low Volatility Index only at the time of the quarterly rebalancing. Constituents removed from the S&P 500® Index are removed from the S&P 500® Low Volatility Index simultaneously.

S&P BMI Emerging Markets High Beta Index

The S&P BMI Emerging Markets High Beta Index is designed to measure the performance of 200 stocks that are the most sensitive to changes in market returns in the S&P Emerging Plus LargeMidCap Index. The S&P Emerging Plus LargeMidCap Index measures all publicly listed equities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. Sensitivity is measured by the beta of an individual stock. Beta is the slope of the regression line of the security’s trailing 252 trading day price changes versus the daily price changes of the S&P Emerging Plus LargeMidCap Index over the same period. Standard & Poor’s estimates the market sensitivity, or beta, of every stock in the S&P BMI Emerging Markets High Beta Index based on its performance over the trailing 12 months. The 100 stocks with the highest sensitivity to market movements comprise the S&P BMI Emerging Markets High Beta Index. For the S&P BMI Emerging Markets High Beta Index, the market is considered to be all of the stocks included in the S&P Emerging Plus LargeMidCap Index. The weight of each stock in the S&P BMI Emerging Markets High Beta Index is proportionate to its beta, rather than to its market capitalization. The Underlying Index constituents are rebalanced quarterly. Standard & Poor’s makes additions to the S&P BMI Emerging Markets High Beta Index only at the time of the quarterly rebalancing. Constituents removed from the S&P Emerging Plus LargeMidCap Index are removed from the S&P BMI Emerging Markets High Beta Index simultaneously.

S&P BMI Emerging Markets Low Volatility Index

The S&P BMI Emerging Markets Low Volatility Index is designed to measure the performance of 200 of the least volatile stocks of the S&P Emerging Plus LargeMidCap Index. The S&P Emerging Plus LargeMidCap Index measures all publicly listed equities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. Volatility is defined as the standard deviation of the security’s daily price returns over the prior 252 trading days. Standard & Poor’s measures the realized volatility of every stock in the S&P BMI Emerging Markets Low Volatility Index over the trailing 12 months. Constituents in the S&P BMI Emerging Markets Low Volatility Index are weighted so that the least volatile stocks receive the highest weights. The Underlying Index constituents are rebalanced quarterly. Standard & Poor’s makes additions to the S&P BMI Emerging Markets Low Volatility Index only at the time of the quarterly rebalancing. Constituents removed from the S&P Emerging Plus LargeMidCap Index are removed from the S&P BMI Emerging Markets Low Volatility Index simultaneously.

S&P BMI International Developed High Beta Index

The S&P BMI International Developed High Beta Index is designed to measure the performance of 200 stocks that are the most sensitive to changes in market returns in the S&P Developed ex US and South Korea LargeMidCap Index. The S&P Developed ex US and South Korea LargeMidCap Index measures all publicly listed equities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Sensitivity is measured by the beta of an individual stock. Beta is the slope of the regression line of the security’s trailing 252 trading day price changes versus the daily price changes of the S&P Developed ex US and South Korea LargeMidCap Index over the same period. Standard & Poor’s estimates the market sensitivity, or beta, of every stock in the S&P BMI International Developed High Beta Index based on its performance over the trailing 12 months. The 100 stocks with the highest sensitivity to market movements comprise the S&P BMI International Developed High Beta Index. For the S&P BMI International Developed High Beta Index, the market is considered to be all of the stocks included in the S&P Developed ex US and South Korea LargeMidCap Index. The weight of each stock in the S&P BMI International Developed High Beta Index is proportionate to its beta, rather than to its market capitalization. The Underlying Index constituents rebalanced quarterly. Standard & Poor’s makes additions to the S&P BMI International Developed High Beta Index only at the time of the quarterly rebalancing. Constituents removed from the S&P Developed ex US and South Korea LargeMidCap Index are removed from the S&P BMI International Developed High Beta Index simultaneously.

S&P International Developed High Quality Rankings Index

The S&P International Developed High Quality Rankings Index is comprised of securities selected to provide exposure to the constituents of the S&P Developed ex United States BMI Index that are identified by the Index Provider as high quality stocks based on historical records of earnings and dividends. The Index is composed of securities with an adjusted markets capitalization of at least $500 million and that are domiciled in the following countries: Japan, United Kingdom, Canada, Australia, Spain, France, Hong Kong, Netherlands, South Korea, Luxembourg, Germany, Sweden, Denmark, Ireland, Belgium, Italy, Austria, Greece, Finland, Switzerland, Israel, New Zealand, Singapore, Norway and Portugal.

The Index Provider identifies high quality stocks using a proprietary computerized system (the “S&P Quality Rankings”). To be eligible for inclusion in the Index, a security must meet the following criteria: a float-adjusted market capitalization of at least $500 million; and a three-month average daily value traded of at least $1 million. All constituents that do not have an assigned S&P Quality Rank as of the rebalancing reference date are removed from the universe of eligible securities. The Index Provider will rebalance the Index after the close of the third Friday and January and July of each year.

S&P BMI International Developed Low Volatility Index

The S&P BMI International Developed Low Volatility Index is designed to measure the performance of 200 of the least volatile stocks of the S&P Developed ex US and South Korea LargeMidCap Index. The S&P Developed ex US and South Korea LargeMidCap Index measures all publicly listed equities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Volatility is measured as the standard deviation of a security’s daily price returns over the prior 252 trading days. Standard & Poor’s measures the realized volatility of every stock in the S&P BMI International Developed Low Volatility Index over the trailing 12 months. Constituents in the S&P BMI International Developed Low Volatility Index are weighted so that the least volatile stocks receive the highest weights. The Underlying Index constituents are rebalanced quarterly. Standard & Poor’s makes additions to the S&P BMI International Developed Low Volatility Index only at the time of the quarterly rebalancing. Constituents removed from the S&P Developed ex US and South Korea LargeMidCap Index are removed from the S&P BMI International Developed Low Volatility Index simultaneously.

S&P International Corporate Bond Index®

The S&P International Corporate Bond Index® measures the performance of investment grade corporate bonds issued in the currencies of Group of Ten (“G10”) countries, excluding the U.S. Dollar. For inclusion in the Underlying Index, a bond must be issued by a non-U.S. corporation. Each bond must have a maturity date greater than one year from the last business day of the month of inclusion, and the total outstanding value of each bond must meet a minimum issuance threshold based on the bond’s currency. The threshold may change depending on market conditions. Each Underlying Index constituent must be rated investment grade by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., or Moody’s Investors Service, Inc. The Index Provider weights constituents by their respective market values in U.S. dollars and rebalances the weights monthly. In addition, the Index Provider reconstitutes the Underlying Index annually each September. The weighting of each bond is based on its outstanding market value, which is set at the monthly rebalancing, and exposure to a single currency is capped at 50% at each monthly rebalancing.

S&P MidCap 400 Low Volatility Index

The S&P MidCap 400 Low Volatility Index is a subset of the S&P MidCap 400® Index, which is comprised of U.S.-listed equity securities of 400 mid-sized companies based on market capitalization (historically, companies with market capitalizations between $1 billion and $4.4 billion). S&P Dow Jones Indices LLP (“S&P DJI”) measures the volatility that every security in the S&P MidCap 400® Index has realized over the trailing 12 months and then selects the 80 securities with the lowest volatility to comprise the Underlying Index. S&P DJI weights all 80 securities in the Underlying Index based upon the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Underlying Index. S&P DJI rebalances the Underlying Index quarterly in February, May, August and November and makes additions to the Underlying Index only during that quarterly rebalancing. Constituents only are eligible for inclusion in the Underlying Index if they have been listed for trading for an entire year prior to a quarterly rebalancing date. Constituents that are removed from the S&P MidCap 400® Index are removed from the Underlying Index simultaneously, and S&P DJI will adjust the weights of the remaining securities in the Underlying Index accordingly.

S&P SmallCap 600® Capped Consumer Discretionary Index

The S&P SmallCap 600® Capped Consumer Discretionary Index is comprised of common stocks of small capitalization U.S. consumer discretionary companies that are principally engaged in the businesses of providing consumer goods and services that are cyclical in nature, including, but not limited to, household durables, leisure products and services, apparel and luxury goods, computers and electronics, automobiles and auto components, hotel and restaurant services and television and other entertainment goods and services.

S&P SmallCap 600® Capped Consumer Staples Index

The S&P SmallCap 600® Capped Consumer Staples Index is comprised of common stocks of small capitalization U.S. consumer staples companies that are principally engaged in the businesses of providing consumer goods and services that have non-cyclical characteristics, including tobacco, textiles, food and beverage, and non-discretionary retail.

S&P SmallCap 600® Capped Energy Index

The S&P SmallCap 600® Capped Energy Index is comprised of common stocks of small capitalization U.S. energy companies that are principally engaged in the business of producing, distributing or servicing energy related products, including oil and gas exploration and production, refining, oil services and pipelines.

S&P SmallCap 600® Capped Financials Index

The S&P SmallCap 600® Capped Financials Index is comprised of common stocks of small capitalization U.S. financial service companies that are principally engaged in the business of providing financial services and products, including banking, investment services, insurance and real estate finance services.

S&P SmallCap 600® Capped Health Care Index

The S&P SmallCap 600® Capped HealthCare Index is comprised of common stocks of small capitalization U.S. healthcare companies that are principally engaged in the business of providing healthcare-related products and services, including biotechnology, pharmaceuticals, medical technology and supplies, and facilities.

S&P SmallCap 600® Capped Industrials Index

The S&P SmallCap 600® Capped Industrials Index is comprised of common stocks of small capitalization U.S. industrial companies. These are companies that are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing.

S&P SmallCap 600® Capped Information Technology Index®

The S&P SmallCap 600® Capped Information Technology Index is comprised of common stocks of small capitalization U.S. information technology companies that are principally engaged in the business of providing information technology-related products and services, including computer hardware and software, Internet, electronics and semiconductors, and communication technologies.

S&P SmallCap 600 Low Volatility Index

The S&P SmallCap 600 Low Volatility Index is a subset of the S&P SmallCap 600® Index, which is comprised of U.S.-listed equity securities of 600 smaller companies based on market capitalization (historically, companies with market capitalizations between $300 million and $1.4 billion). S&P DJI measures the volatility that every security in the S&P SmallCap 600® Index has realized over the trailing 12 months and then selects the 120 securities with the lowest volatility to comprise the Underlying Index. S&P DJI weights all 120 securities in the Underlying Index based upon the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Underlying Index. S&P DJI rebalances the Underlying Index quarterly in February, May, August and November and makes additions to the Underlying Index only during that quarterly rebalancing. Constituents only are eligible for inclusion in the Underlying Index if they have been listed for trading for an entire year prior to a quarterly rebalancing date. Constituents that are removed from the S&P SmallCap 600® Index are removed from the Underlying Index simultaneously, and S&P DJI will adjust the weights of the remaining securities in the Underlying Index accordingly.

S&P SmallCap 600® Capped Materials Index

The S&P SmallCap 600® Capped Materials Index is comprised of common stocks of small capitalization U.S. basic materials companies that are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals.

S&P SmallCap 600® Capped Utilities & Telecommunications Services Index

The S&P SmallCap 600® Capped Utilities & Telecommunications Services Index is comprised of common stocks of U.S. utility companies that are principally engaged in providing either energy, water, electric or natural gas utilities or providing telecommunications services.

S&P/LSTA U.S. Leveraged Loan 100 Index

The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to track the market-weighted performance of the largest senior loans based on market weightings, spreads and interest payments. S&P/LSTA U.S. Leveraged Loan 100 Index consists of 100 loan facilities drawn from a larger benchmark, the S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index (“LLI”), which covers over 910 facilities. All senior loans covered by the LLI universe are eligible for inclusion, but must (1) be senior secured first lien loans, (2) have a minimum initial term of one year, (3) have a minimum initial spread of 125 basis points over LIBOR, (4) be denominated in U.S. dollars and (5) have par amount outstanding of US $50 million or greater. At each weekly review, facilities that exceed 2% of the market capitalization weight of the LLI are reduced to 1.90%.

S-Network Composite Closed-End Fund IndexSM

The S-Network Composite Closed-End Fund IndexSM constituents are selected from a universe of approximately 350 closed-end funds that: (i) are organized under the laws of the United States and in compliance with all applicable laws and regulations applicable to closed-end funds, (ii) have a stated investment objective of concentration in the taxable fixed-income, high yield fixed-income or option income sector; (iii) trade on a recognized North American stock exchange that provides a “last closing price”, (iv) have a minimum capitalization value greater than $100 million, (v) have an average daily turnover of more than $500,000 per day for the three months prior to the rebalancing date and (vi) have a total expense ratio of less than 2% per annum as of its most recent filing date.

S-Network Emerging Infrastructure Builders IndexSM

Companies included in the S-Network Emerging Infrastructure Builders IndexSM are selected from a global universe of approximately 500 companies engaged in “primary” infrastructure development in emerging markets countries based on certain criteria. Emerging market countries are determined according to the Index Provider’s definition, which currently includes those countries identified in the World Bank Country Classification system as “Middle Income” countries.

WilderHill New Energy Global Innovation Index

Companies included in the WilderHill New Energy Global Innovation Index are selected from a global universe of wind, solar, biofuels, hydro, wave and tidal, geothermal and other relevant renewable energy businesses. The Underlying Index also includes companies in energy conversion, storage, conservation, efficiency, materials, pollution control, emerging hydrogen and fuel cells.

Disclaimers.  The Dorsey Wright® Developed Markets Technical Leaders Index, Dorsey Wright® Emerging Markets Technical Leaders Index and Dorsey Wright® SmallCap Technical LeadersTM Index are compiled by Dorsey Wright. The S&P International Developed High Quality Rankings Index is compiled by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). The S-Network Emerging Infrastructure Builders IndexSM is calculated and maintained by Standard & Poor’s Custom Indices on behalf of S-Network Global Indexes LLC. The FTSE RAFI Developed Asia Pacific ex Japan Index, FTSE RAFI Developed Markets ex US Index, FTSE RAFI Developed ex US Mid Small 1500 Index and FTSE RAFI Emerging Index are compiled by FTSE and Research Affiliates (“RA”). The NASDAQ OMX Global Agricultural IndexSM and NASDAQ OMX Global Gold and Precious Metals IndexSM are calculated and maintained by Standard & Poor’s Custom Indices on behalf of NASDAQ OMX. The NASDAQ OMX Global Water IndexSM and NASDAQ OMX Middle East North Africa IndexSM are calculated and maintained by NASDAQ OMX. The WilderHill New Energy Global Innovation Index is compiled by WilderHill New Energy Finance, LLC (“WilderHill”).

Dorsey Wright is not affiliated with PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio and PowerShares DWA SmallCap Momentum Portfolio or with the Adviser. PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio and PowerShares DWA SmallCap Momentum Portfolio are entitled to use their respective Underlying Index in accordance with a sub-licensing agreement entered into with the Adviser pursuant to which the Adviser is sub-licensing the use of certain Indices and marks to the Fund and no separate fee. The Adviser has a licensing agreement with Dorsey Wright.

The only relationship that Dorsey Wright has with the Adviser of PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio and PowerShares DWA SmallCap Momentum Portfolio in connection with such Funds is that Dorsey Wright has licensed certain of their intellectual property assets, including the determination of the component securities of the Underlying Indices and the name of the Underlying Indices. The Underlying Indices are selected and calculated without regard to the Adviser, Distributor or owners of PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio and PowerShares DWA SmallCap Momentum Portfolio. Dorsey Wright has no obligation to take the specific needs of the Adviser, Distributor or owners of PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio and

PowerShares DWA SmallCap Momentum Portfolio into consideration in the determination and calculation of the Underlying Indices. Dorsey Wright is not responsible for and have not participated in the determination of pricing or the timing of the issuance or sale of the Shares of PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio and PowerShares DWA SmallCap Momentum Portfolio or in the determination or calculation of the asset value of PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio and PowerShares DWA SmallCap Momentum Portfolio. Dorsey Wright has no obligation or liability in connection with the administration, marketing or trading of the Funds.

DORSEY WRIGHT SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE UNDERLYING INDICES. DORSEY WRIGHT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR, THE TRUST OR OWNERS OF SHARES OF POWERSHARES DWA DEVELOPED MARKETS MOMENTUM PORTFOLIO, POWERSHARES DWA EMERGING MARKETS MOMENTUM PORTFOLIO OR POWERSHARES DWA SMALLCAP MOMENTUM PORTFOLIO, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDICES, TRADING BASED ON THE UNDERLYING INDICES, ANY DATA INCLUDED THEREIN IN CONNECTION WITH POWERSHARES DWA DEVELOPED MARKETS MOMENTUM PORTFOLIO, POWERSHARES DWA EMERGING MARKETS MOMENTUM PORTFOLIO AND POWERSHARES DWA SMALLCAP MOMENTUM PORTFOLIO, OR FOR ANY OTHER USE. DORSEY WRIGHT EXPRESSLY DISCLAIMS ALL WARRANTIES AND CONDITIONS OF MERCHANTABILITY, TITLE OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO POWERSHARES DWA DEVELOPED MARKETS MOMENTUM PORTFOLIO, POWERSHARES DWA EMERGING MARKETS MOMENTUM PORTFOLIO AND POWERSHARES DWA SMALLCAP MOMENTUM PORTFOLIO OR TO THE UNDERLYING INDICES OR TO ANY DATA INCLUDED THEREIN EXCEPT AS SET FORTH IN THE RESPECTIVE LICENSE AGREEMENTS WITH THE ADVISER. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DORSEY WRIGHT HAVE ANY LIABILITY FOR ANY SPECIAL, EXEMPLARY, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, STRICT LIABILITY OR TORT (INCLUDING NEGLIGENCE OR OTHERWISE), RESULTING FROM THE USE OF THE UNDERLYING INDICES OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN ANY FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEXES TO TRACK THE PERFORMANCE OF CERTAIN FINANCIAL MARKETS AND/OR SECTIONS THEREOF AND/OR OF GROUPS OF ASSETS OR ASSET CLASSES. S&P’S ONLY RELATIONSHIP TO THE ADVISER IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES AND OF THE UNDERLYING INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE ADVISER OR THE FUNDS. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEXES. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUNDS OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUNDS OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE FUNDS.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO

WARRANTY, CONDITION OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, REPRESENTATIONS OR CONDITIONS, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by WNA Global Indexes, LLC and Dorsey Wright.

FTSE, RA and WilderHill are not affiliated with PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio and PowerShares Global Clean Energy Portfolio or with the Adviser. Each Fund is entitled to use its respective Underlying Index in accordance with a sub-licensing agreement entered into with the Adviser pursuant to which the Adviser is sub-licensing the use of certain Indices and marks to PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio and PowerShares Global Clean Energy Portfolio. The Adviser has a licensing agreement with FTSE, RA and WilderHill.

The only relationship that FTSE, RA or WilderHill has with the Adviser or Distributor of PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio and PowerShares Global Clean Energy Portfolio in connection with such Funds is that FTSE, RA, and WilderHill have licensed certain of their intellectual property, including the determination of the component securities of the Underlying Indices and the name of the Underlying Indices; and the Exchanges list the Shares of PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio and PowerShares Global Clean Energy Portfolio pursuant to listing agreements with the Trust. The Underlying Indices are selected and calculated without regard to the Adviser, Distributor or owners of PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio and PowerShares Global Clean Energy Portfolio. FTSE, RA and WilderHill have no obligation to take the specific needs of the Adviser, Distributor or owners of PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio and PowerShares Global Clean Energy Portfolio into consideration in the determination and calculation of the Underlying Indices. FTSE, RA and WilderHill are not responsible for and have not participated in the determination of pricing or the timing of the issuance or sale of the Shares of PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio and PowerShares Global Clean Energy Portfolio or in the determination or calculation of the asset value of PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio and PowerShares Global Clean Energy Portfolio. FTSE, RA and WilderHill have no obligation or liability in connection with the administration, marketing or trading of PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares

FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio and PowerShares Global Clean Energy Portfolio.

FTSE, RA AND WILDERHILL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. SMALL-MID PORTFOLIO, POWERSHARES FTSE RAFI EMERGING MARKETS PORTFOLIO AND POWERSHARES GLOBAL CLEAN ENERGY PORTFOLIO OR THE UNDERLYING INDICES. FTSE, RA AND WILDERHILL MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. SMALL-MID PORTFOLIO, POWERSHARES FTSE RAFI EMERGING MARKETS PORTFOLIO AND POWERSHARES GLOBAL CLEAN ENERGY PORTFOLIO OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDICES, TRADING BASED ON THE UNDERLYING INDICES, ANY DATA INCLUDED THEREIN IN CONNECTION WITH POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. SMALL-MID PORTFOLIO, POWERSHARES FTSE RAFI EMERGING MARKETS PORTFOLIO AND POWERSHARES GLOBAL CLEAN ENERGY PORTFOLIO OR FOR ANY OTHER USE. FTSE, RA AND WILDERHILL EXPRESSLY DISCLAIM ALL WARRANTIES AND CONDITIONS OF MERCHANTABILITY, TITLE OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. SMALL-MID PORTFOLIO, POWERSHARES FTSE RAFI EMERGING MARKETS PORTFOLIO AND POWERSHARES GLOBAL CLEAN ENERGY PORTFOLIO OR TO THE UNDERLYING INDICES OR TO ANY DATA INCLUDED THEREIN EXCEPT AS SET FORTH IN THE RESPECTIVE LICENSE AGREEMENTS WITH THE ADVISER. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL FTSE, RA OR WILDERHILL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. SMALL-MID PORTFOLIO, POWERSHARES FTSE RAFI EMERGING MARKETS PORTFOLIO AND POWERSHARES GLOBAL CLEAN ENERGY PORTFOLIO OR THE UNDERLYING INDICES, EVEN IF FTSE, RA OR WILDERHILL ARE NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S-Network Global Indexes, LLCSM and S-Network Emerging Infrastructure Builders IndexSM, are service marks of S-Network Global Indexes, LLC and have been licensed for use by the Adviser (“Licensee”). PowerShares Emerging Markets Infrastructure Portfolio is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, LLC and S-Network Global Indexes, LLC makes no representation regarding the advisability of investing in such product.

PowerShares Emerging Markets Infrastructure Portfolio is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, LLC (“S-NET”). S-NET makes no representation or warranty, express or implied, to the owners of PowerShares Emerging Markets Infrastructure Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares Emerging Markets Infrastructure Portfolio particularly or the ability of the S-Network Emerging Infrastructure Builders IndexSM to track the performance of the securities market. S-NET’s only relationship to the Licensee is the licensing of certain service marks and trade names of S-NET and of the S-Network Emerging Infrastructure Builders IndexSM that is determined, composed and calculated by S-NET without regard to the Licensee or PowerShares Emerging Markets Infrastructure Portfolio. S-NET has no obligation to take the needs of the Licensee or the owners of PowerShares Emerging Markets

Infrastructure Portfolio into consideration in determining, composing or calculating the S-Network Emerging Infrastructure Builders IndexSM. S-NET is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of PowerShares Emerging Markets Infrastructure Portfolio to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. S-NET has no obligation or liability in connection with the administration, marketing or trading of PowerShares Emerging Markets Infrastructure Portfolio.

S-NET DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S-NET INDEX OR ANY DATA INCLUDED THEREIN, AND S-NET SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NET MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE S-NETWORK EMERGING INFRASTRUCTURE BUILDERS INDEXSM, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S-NET INDEX OR ANY DATA INCLUDED THEREIN. S-NET MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S-NET INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NET HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Gold and Precious Metals Portfolio and PowerShares Global Water Portfolio are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the applicable Fund. The Corporations make no representation or warranty, express or implied to the owners of the applicable Fund or any member of the public regarding the advisability of investing in securities generally or in the applicable Fund particularly, or the ability of the NASDAQ OMX Global Agricultural IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM, NASDAQ OMX Global Water IndexSM and Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index to track general stock market performance. The Corporations’ only relationship to the Adviser (“Licensee”) is in the licensing of the NASDAQ OMX Global Agricultural IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM, NASDAQ OMX Global Water IndexSM and Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index trade/service marks, and certain trade names of the Corporations and the use of the NASDAQ OMX Global Agricultural IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM, NASDAQ OMX Global Water IndexSM and Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index which is determined, composed and calculated by NASDAQ OMX without regard to Licensee or the applicable Fund. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the applicable Fund into consideration in determining, composing or calculating the NASDAQ OMX Global Agricultural IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM, NASDAQ OMX Global Water IndexSM and Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the applicable Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ OMX GLOBAL AGRICULTURAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM, NASDAQ OMX GLOBAL WATER INDEXSM AND RYAN/NASDAQ U.S. 1-30 YEAR TREASURY LADDERED INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ OMX GLOBAL AGRICULTURAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM, NASDAQ OMX GLOBAL WATER INDEXSM AND RYAN/NASDAQ U.S. 1-30 YEAR TREASURY LADDERED INDEX OR ANY DATA INCLUDED

THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ OMX GLOBAL AGRICULTURAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM, AND RYAN/NASDAQ U.S. 1-30 YEAR TREASURY LADDERED INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

POWERSHARES GLOBAL AGRICULTURE PORTFOLIO, POWERSHARES GLOBAL GOLD AND PRECIOUS METALS PORTFOLIO AND POWERSHARES GLOBAL WATER PORTFOLIO ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P OR ITS THIRD PARTY LICENSORS. NEITHER S&P NOR ITS THIRD PARTY LICENSORS MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF POWERSHARES GLOBAL AGRICULTURE PORTFOLIO, POWERSHARES GLOBAL GOLD AND PRECIOUS METALS PORTFOLIO AND POWERSHARES GLOBAL WATER PORTFOLIO OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN POWERSHARES GLOBAL AGRICULTURE PORTFOLIO, POWERSHARES GLOBAL GOLD AND PRECIOUS METALS PORTFOLIO AND POWERSHARES GLOBAL WATER PORTFOLIO PARTICULARLY OR THE ABILITY OF THE NASDAQ OMX GLOBAL AGRICULTURAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM AND NASDAQ OMX GLOBAL WATER INDEXSM TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P’S AND ITS THIRD PARTY LICENSOR’S ONLY RELATIONSHIP TO THE FUND, THE TRUST OR THE DISTRIBUTOR IS THE LICENSING OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF S&P AND/OR ITS THIRD PARTY LICENSORS AND FOR THE PROVIDING OF CALCULATION AND MAINTENANCE SERVICES RELATED TO THE NASDAQ OMX GLOBAL AGRICULTURAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM, NASDAQ OMX GLOBAL WATER INDEXSM AND NASDAQ OMX MIDDLE EAST NORTH AFRICA INDEXSM. NEITHER S&P NOR ITS THIRD PARTY LICENSORS IS RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF POWERSHARES GLOBAL AGRICULTURE PORTFOLIO, POWERSHARES GLOBAL GOLD AND PRECIOUS METALS PORTFOLIO AND POWERSHARES GLOBAL WATER PORTFOLIO IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH POWERSHARES GLOBAL AGRICULTURE PORTFOLIO, POWERSHARES GLOBAL GOLD AND PRECIOUS METALS PORTFOLIO AND POWERSHARES GLOBAL WATER PORTFOLIO IS TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF POWERSHARES GLOBAL AGRICULTURE PORTFOLIO, POWERSHARES GLOBAL GOLD AND PRECIOUS METALS PORTFOLIO AND POWERSHARES GLOBAL WATER PORTFOLIO.

The Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index is compiled by The NASDAQ OMX Group, Inc. The DB Emerging Market USD Liquid Balanced Index and DB Global Short Maturity High Yield Bond Index are trademarks of Deutsche Bank Securities Inc. (“DB”). RAFI® Bonds US High Yield 1-10 Index is a trademark of Research Affiliates, LLC (“Research Affiliates”) and has been licensed for use for certain purposes by the Adviser. The BofA Merrill Lynch Build America Bond Index, The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index, The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index, The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index and The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index (collectively, the “Underlying Merrill Lynch Indexes”), are compiled by BofA Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). The Bloomberg US Municipal AMT-Free Weekly VRDO Index is selected by Bloomberg Financial L.P. (“Bloomberg”). The S&P International Corporate Bond Index is selected by Standard & Poor’s Financial Services LLC (“Standard & Poor’s”).

DB is not affiliated with PowerShares Emerging Markets Sovereign Debt Portfolio, with PowerShares Global Short Term High Yield Bond Portfolio or with the Adviser. PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio are entitled to use their respective Underlying Indexes pursuant to a sub-licensing arrangement with the Adviser, which in turn has a licensing agreement with DB. PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio reimburse the Adviser for the licensing fees payable to DB.

The only relationship that DB has with the Adviser or Distributor of PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio in connection with PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio is that DB has licensed certain of its intellectual property, including the determination of the component securities of the Underlying Indexes and the names of the Underlying Indexes; and the Exchange lists the Shares of PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio pursuant to a listing agreement with the Trust. The Underlying Indexes are selected and calculated without regard to the Adviser, Distributor or owners of PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio. DB has no obligation to take the specific needs of the Adviser, Distributor or owners of PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio into consideration in the determination and calculation of the Underlying Indexes. DB is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio or in the determination or calculation of the asset value of PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio. DB has no obligation or liability in connection with the administration, marketing or trading of PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Global Short Term High Yield Bond Portfolio.

DB SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO, POWERSHARES GLOBAL SHORT TERM HIGH YIELD BOND PORTFOLIO, OR THEIR RESPECTIVE UNDERLYING INDEXES. DB MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO AND POWERSHARES GLOBAL SHORT TERM HIGH YIELD BOND PORTFOLIO, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. DB MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO AND POWERSHARES GLOBAL SHORT TERM HIGH YIELD BOND PORTFOLIO OR TO THEIR RESPECTIVE UNDERLYING INDEXES OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DB HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO, POWERSHARES GLOBAL SHORT TERM HIGH YIELD BOND PORTFOLIO OR THEIR RESPECTIVE UNDERLYING INDEXES, EVEN IF DB IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“BofA Merrill Lynch” and “The BofA Merrill Lynch Build America Bond IndexSM,” “The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities IndexSM,” “The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities IndexSM,” “The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities IndexSM” and “The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities IndexSM” (together, the “BofA Merrill Lynch Indexes”) are reprinted with permission. © Copyright 2012 Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”). All rights reserved. The Funds are not issued, sponsored, endorsed or promoted by BofA Merrill Lynch, any affiliate of BofA Merrill Lynch or any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes. The BofA Merrill

Lynch Indexes are the exclusive property of BofA Merrill Lynch and/or its affiliates. “BofA Merrill Lynch” and “The BofA Merrill Lynch Build America Bond IndexSM,” “The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities IndexSM,” “The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities IndexSM,” “The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities IndexSM” and “The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities IndexSM” are service marks of BofA Merrill Lynch and/or its affiliates and have been licensed for use for certain purposes by the Adviser on behalf of the Fund. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Index makes any representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the BofA Merrill Lynch Index to track the corresponding market performance. BofA Merrill Lynch is the licensor of certain trademarks, trade names and service marks of BofA Merrill Lynch and/or its affiliates and of the BofA Merrill Lynch Index, which are determined, composed and calculated by BofA Merrill Lynch and/or its affiliates without regard to the Adviser, the Fund or the shareholders of the Fund. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes has any obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in determining, composing or calculating the BofA Merrill Lynch Index. None of BofA Merrill Lynch or any of its affiliates have the obligation to continue to provide the BofA Merrill Lynch Index to the Adviser beyond the applicable license term. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Index is responsible for or has participated in the determination of the timing, pricing, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Shares are to be redeemable in-kind or for cash. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Index has any obligation or liability in connection with the administration, marketing or trading of the Fund. BofA Merrill Lynch and its affiliates do not provide investment advice to the Adviser or the Fund and are not responsible for the performance of the Fund.

NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEX WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE BOFA MERRILL LYNCH INDEX OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUND, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BOFA MERRILL LYNCH INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BOFA MERRILL LYNCH INDEX OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEX HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN BOFA MERRILL LYNCH AND THE ADVISER.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any BofA Merrill Lynch trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting BofA Merrill Lynch to determine whether BofA Merrill Lynch’s permission is required. Under no circumstances may any person or entity claim any affiliation with BofA Merrill Lynch without the written permission of BofA Merrill Lynch.

The Bloomberg US Municipal AMT-Free Weekly VRDO Index is a trademark and service mark of Bloomberg and has been licensed for use by the Adviser. Bloomberg is not affiliated with the Adviser or PowerShares VRDO Tax-Free Weekly Portfolio. BLOOMBERG AND ITS AFFILIATES DO NOT: (I) APPROVE, ENDORSE, REVIEW OR RECOMMEND THE ADVISER OR POWERSHARES VRDO TAX-FREE WEEKLY PORTFOLIO, (II) GUARANTEE THE CORRECTNESS OR COMPLETENESS OF THE BLOOMBERG US MUNICIPAL AMT-FREE WEEKLY VRDO INDEX OR OTHER INFORMATION FURNISHED IN CONNECTION WITH THE BLOOMBERG US MUNICIPAL AMT-FREE WEEKLY VRDO INDEX, (III) WARRANT, EXPRESSLY OR IMPLIEDLY, THE RESULTS TO BE OBTAINED BY THE ADVISER, THE ADVISER’S CUSTOMERS, OWNERS OF POWERSHARES VRDO TAX-FREE WEEKLY PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG US MUNICIPAL AMT-FREE WEEKLY VRDO INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG, ITS AFFILIATES, AND ITS AND THEIR RESPECTIVE EMPLOYEES, SUBCONTRACTORS, AGENTS, SUPPLIERS AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY, CONTINGENT OR OTHERWISE, FOR ANY INJURY OR DAMAGES ARISING OUT OF ANY ERRORS, INACCURACIES, OMISSIONS OR ANY OTHER FAILURE IN CONNECTION WITH BLOOMBERG US MUNICIPAL AMT-FREE WEEKLY VRDO INDEX OR POWERSHARES VRDO TAX-FREE WEEKLY PORTFOLIO.

The Shares of the Funds, each a series of the Trust are not sponsored, endorsed, sold or promoted by KBW. KBW makes no representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Shares particularly or the ability of the Underlying Indexes to track general stock market performance. KBW’s only relationship to the Adviser is the licensing of certain trademarks and trade names of KBW and of the Underlying Indexes which are determined, composed and calculated by KBW without regard to the Adviser, the Trust, the Fund or the Shares. KBW has no obligation to take the needs of the Adviser or the owners of the Shares into consideration in determining, composing or calculating the Underlying Indexes. KBW is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Shares. KBW has no obligation or liability in connection with the administration, marketing or trading of the Shares.

KBW DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES AND/OR ANY DATA INCLUDED THEREIN. KBW MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE TRUST, THE FUNDS OR ANY OWNER OF THE SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. KBW MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL KBW HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S-NET DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND S-NET SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NET MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. S-NET MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT

SHALL S-NET HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The only relationship that Citigroup has with the Adviser or Distributor of PowerShares Chinese Yuan Dim Sum Bond Portfolio in connection with PowerShares Chinese Yuan Dim Sum Bond Portfolio is that Citigroup has licensed certain of its intellectual property, including the determination of the component securities of the Underlying Index and the name of the Underlying Index; and the Exchange lists the Shares of PowerShares Chinese Yuan Dim Sum Bond Portfolio pursuant to a listing agreement with the Trust. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of PowerShares Chinese Yuan Dim Sum Bond Portfolio. Citigroup has no obligation to take the specific needs of the Adviser, Distributor or owners of PowerShares Chinese Yuan Dim Sum Bond Portfolio into consideration in the determination and calculation of the Underlying Index. Citigroup is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of PowerShares Chinese Yuan Dim Sum Bond Portfolio or in the determination or calculation of the asset value of PowerShares Chinese Yuan Dim Sum Bond Portfolio. Citigroup has no obligation or liability in connection with the administration, marketing or trading of PowerShares Chinese Yuan Dim Sum Bond Portfolio.

The PowerShares Chinese Yuan Dim Sum Bond Portfolio is not sponsored, endorsed, sold or promoted by Citigroup Index or Citigroup. Citigroup Index makes no representation or warranty, express or implied, to the owners or prospective owners of shares of PowerShares Chinese Yuan Dim Sum Bond Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares Chinese Yuan Dim Sum Bond Portfolio particularly, or the ability of the Fund to track the price and yield performance of the Citi Custom Dim Sum (Offshore CNY) Bond Index or its ability to track general bond market performance. Citigroup Index’s only relationship to the Adviser is the licensing of certain information, data, trademarks and trade names of Citigroup. The Citi Custom Dim Sum (Offshore CNY) Bond Index is determined, composed and calculated by Citigroup Index without regard to the Adviser or PowerShares Chinese Yuan Dim Sum Bond Portfolio. Citigroup Index has no obligation to take the needs of the Adviser or the owners or prospective owners of PowerShares Chinese Yuan Dim Sum Bond Portfolio into consideration in determining, composing or calculating the Citi Custom Dim Sum (Offshore CNY) Bond Index. Citigroup Index is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by PowerShares Chinese Yuan Dim Sum Bond Portfolio or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. Citigroup Index has no obligation or liability in connection with the administration, marketing or trading of PowerShares Chinese Yuan Dim Sum Bond Portfolio.

CITIGROUP INDEX DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE CITI CUSTOM DIM SUM (OFFSHORE CNY) BOND INDEX OR ANY DATA INCLUDED THEREIN, OR FOR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO, AND CITIGROUP INDEX SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. CITIGROUP INDEX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OR PROSPECTIVE OWNERS OF SHARES OF POWERSHARES CHINESE YUAN DIM SUM BOND PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CITI CUSTOM DIM SUM (OFFSHORE CNY) BOND INDEX OR ANY DATA INCLUDED THEREIN. CITIGROUP INDEX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CITI CUSTOM DIM SUM (OFFSHORE CNY) BOND INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL CITIGROUP HAVE ANY LIABILITY FOR ANY DIRECT, SPECIAL, PUNITIVE, INDIRECT, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

The PowerShares Fundamental Emerging Markets Local Debt Portfolio is not sponsored, endorsed, sold or promoted by Citigroup Index LLC (“Citigroup”) or any of its affiliates or Research Affiliates, LLC (“RA”) or any of its affiliates. Citigroup and RA make no representation or warranty, express or implied, to the owners or prospective owners of shares of the PowerShares Fundamental Emerging Markets Local Debt Portfolio or any member of the public regarding the advisability of investing in securities generally or in the PowerShares Fundamental Emerging Markets Local Debt Portfolio particularly, or the ability of the PowerShares Fundamental Emerging Markets Local Debt Portfolio to track the price and yield performance of the Citi RAFI Bonds Sovereign Emerging Markets Extended Local Currency Index or the ability of the Citi RAFI Bonds Sovereign Emerging Markets Extended Local Currency Index to track general bond market performance. Citigroup’s and RA’s only relationship to the Adviser is the licensing or provision of certain information, data, trademarks and trade names, as applicable. The Citi RAFI Bonds Sovereign Emerging Markets Extended Local Currency Index is determined, composed and calculated by Citigroup and RA without regard to the Adviser or the Fund. Citigroup and RA have no obligation to take the needs of the Adviser or the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Citi RAFI Bonds Sovereign Emerging Markets Extended Local Currency Index. Citigroup and RA are not responsible for and have not participated in the determination of the prices and amount of the shares to be issued by the PowerShares Fundamental Emerging Markets Local Debt Portfolio or the timing of the issuance or sale of the shares to be issued by the PowerShares Fundamental Emerging Markets Local Debt Portfolio or in the determination or calculation of the equation by which the shares to be issued by the PowerShares Fundamental Emerging Markets Local Debt Portfolio are to be converted into cash. Citigroup and RA have no obligation or liability in connection with the administration, marketing or trading of the PowerShares Fundamental Emerging Markets Local Debt Portfolio.

CITIGROUP AND RA DO NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE CITI RAFI BONDS SOVEREIGN EMERGING MARKETS EXTENDED LOCAL CURRENCY INDEX OR ANY DATA INCLUDED THEREIN, OR FOR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO, AND CITIGROUP AND RA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. CITIGROUP AND RA MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OR PROSPECTIVE OWNERS OF SHARES OF THE POWERSHARES FUNDAMENTAL EMERGING MARKETS LOCAL DEBT PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CITI RAFI BONDS SOVEREIGN EMERGING MARKETS EXTENDED LOCAL CURRENCY INDEX OR ANY DATA INCLUDED THEREIN. CITIGROUP AND RA MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CITI RAFI BONDS SOVEREIGN EMERGING MARKETS EXTENDED LOCAL CURRENCY INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL CITIGROUP AND RA HAVE ANY LIABILITY FOR ANY DIRECT, SPECIAL, PUNITIVE, INDIRECT, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

The NYSE Century IndexSM and NYSE® are service marks of NYSE Euronext or its affiliates (“NYSE Euronext”) and have been licensed for use by the Adviser in connection with the Fund. Neither the Adviser nor the Fund is sponsored, endorsed, sold or promoted by NYSE Euronext. NYSE Euronext makes no representations or warranties regarding the Trust or the Fund or the ability of the NYSE Century IndexSM to track general stock market performance.

NYSE Euronext is not affiliated with the Fund or with the Adviser. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing arrangement with the Adviser, which in turn has a licensing agreement with NYSE. The Fund reimburses the Adviser for the licensing fee payable to NYSE.

The only relationships that NYSE has with the Adviser or Distributor in connection with the Fund are that NYSE has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the names of the Underlying Index; and NYSE lists the Shares of the Fund pursuant to its

Listing Agreement with the Trust. The Underlying Index is selected and calculated without regard to the Adviser, Distributor, Trust or owners of the Fund. NYSE has no obligation to take the specific needs of the Adviser, Distributor, Trust, the Fund or owners of the Fund into consideration in the determination and calculation of the Underlying Index. NYSE is not responsible for, and has not participated in, the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the asset value of the Fund. NYSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

NYSE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE FUND OR THE UNDERLYING INDEX. NYSE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUND OR TO THE UNDERLYING INDEX OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUND OR THE UNDERLYING INDEX, EVEN IF NYSE IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of each Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements or re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of each Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability, title or fitness for a particular purpose or use with respect to each Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, exemplary, punitive, direct, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of each Underlying Index or any data included therein, even if notified of the possibility of such damages.

BROKERAGE TRANSACTIONS

The policy of the Adviser regarding purchases and sales of securities is to give primary consideration to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser or Sub-Adviser, as applicable, relies upon its experience and knowledge regarding commissions various brokers generally charge. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement its policies, the Adviser or Sub-Adviser, as applicable, effects transactions with those brokers and dealers that the Adviser or Sub-Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser or Sub-Adviser and their affiliates currently do not participate in soft dollar transactions.

The Adviser or Sub-Adviser assumes the general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Adviser or Sub-Adviser are considered at or about the same time, the Adviser allocates transactions in such securities among the Fund, the several investment companies and clients in a manner deemed equitable to all. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.

Purchases and sales of fixed-income securities for a Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and the ask prices).

When a Fund purchases a newly issued security at a fixed price, the Adviser or Sub-Adviser, as applicable, may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset the Fund’s management expenses.

The aggregate brokerage commissions paid by each Fund during the fiscal years ended October 31, 2011, 2012 and 2013, as applicable, or, if the Fund had not been in existence for a full fiscal year, since the commencement of investment operations of that Fund, are set forth in the chart below.

	Brokerage Commissions Paid for the Fiscal Year Ended
Fund	October 31, 2013	October 31, 2012	October 31, 2011	Date of Commencement of Investment Operations
PowerShares 1-30 Laddered Treasury Portfolio	None	None	None	10/11/2007
PowerShares Build America Bond Portfolio	None	None	None	11/16/2009
PowerShares California AMT-Free Municipal Bond Portfolio	None	None	None	10/11/2007
PowerShares CEF Income Composite Portfolio	$233,266	$104,782	$120,586	02/16/2010
PowerShares Chinese Yuan Dim Sum Bond Portfolio	None	None	None	09/22/2011
PowerShares DWA Developed Markets Momentum Portfolio	$188,691	$77,973	$109,959	12/27/2007
PowerShares DWA Emerging Markets Momentum Portfolio	$1,065,816	$855,960	$1,151,918	12/27/2007
PowerShares DWA SmallCap Momentum Portfolio	$223,357	$1,340	N/A	07/16/2012
PowerShares Emerging Markets Infrastructure Portfolio	$60,325	$66,441	$175,771	10/15/2008
PowerShares Emerging Markets Sovereign Debt Portfolio	None	None	None	10/11/2007
PowerShares FTSE RAFI Asia-Pacific ex-Japan Portfolio	$33,093	$19,254	$39,641	06/25/2007
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	$87,119	$55,056	$57,384	06/25/2007
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	$26,680	$20,121	$72,901	09/27/2007
PowerShares FTSE RAFI Emerging Markets Portfolio	$213,013	$373,801	$267,256	09/27/2007
PowerShares Fundamental Emerging Markets Local Debt Portfolio	None	N/A	N/A	05/06/2013
PowerShares Fundamental High Yield® Corporate Bond Portfolio	None	None	None	11/13/2007
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	None	None	None	09/12/2011
PowerShares Global Agriculture Portfolio	$16,858	$48,320	$46,171	09/16/2008
PowerShares Global Clean Energy Portfolio	$50,510	$93,008	$182,954	06/13/2007
PowerShares Global Gold and Precious Metals Portfolio	$8,497	$11,810	$8,628	09/16/2008
PowerShares Global Short Term High Yield Bond Portfolio	None	N/A	N/A	06/17/2013
PowerShares Global Water Portfolio	$95,624	$228,969	$88,863	06/13/2007
PowerShares International Corporate Bond Portfolio	None	None	None	06/01/2010
PowerShares KBW Bank Portfolio	$8,212	$5,549	N/A	11/01/2011
PowerShares KBW Capital Markets Portfolio	$2,516	$156	N/A	11/01/2011
PowerShares KBW High Dividend Yield Financial Portfolio	$127,800	$31,395	$6,160	11/29/2010
PowerShares KBW Insurance Portfolio	$163	$483	N/A	11/01/2011
PowerShares KBW Premium Yield Equity REIT Portfolio	$17,446	$7,203	$2,377	11/29/2010

	Brokerage Commissions Paid for the Fiscal Year Ended
Fund	October 31, 2013	October 31, 2012	October 31, 2011	Date of Commencement of Investment Operations
PowerShares KBW Property & Casualty Insurance Portfolio	$876	$43	$105	11/29/2010
PowerShares KBW Regional Banking Portfolio	$2,167	$2,338	N/A	11/01/2011
PowerShares National AMT-Free Municipal Bond Portfolio	None	None	None	10/11/2007
PowerShares New York AMT-Free Municipal Bond Portfolio	None	None	None	10/11/2007
PowerShares NYSE Century Portfolio	N/A	N/A	N/A	01/09/2014
PowerShares Preferred Portfolio	$84	$2,000	$3,690	01/28/2008
PowerShares S&P 500® High Beta Portfolio	$134,633	$16,553	$1,748	05/02/2011
PowerShares S&P 500® High Dividend Portfolio	$21,876	N/A	N/A	10/12/2012
PowerShares S&P 500® Low Volatility Portfolio	$457,193	$117,384	$13,335	05/02/2011
PowerShares S&P Emerging Markets High Beta Portfolio	$6,718	$5,369	N/A	02/22/2012
PowerShares S&P Emerging Markets Low Volatility Portfolio	$423,562	$21,813	N/A	01/11/2012
PowerShares S&P International Developed High Beta Portfolio	$3,129	$799	N/A	02/22/2012
PowerShares S&P International Developed High Quality Portfolio	$5,589	$22,615	$24,412	06/13/2007
PowerShares S&P International Developed Low Volatility Portfolio	$49,252	$3,506	N/A	01/11/2012
PowerShares S&P MidCap Low Volatility Portfolio	$2,240	N/A	N/A	02/12/2013
PowerShares S&P SmallCap Consumer Discretionary Portfolio	$5,894	$2,398	$3,037	04/05/2010
PowerShares S&P SmallCap Consumer Staples Portfolio	$4,002	$1,470	$2,159	04/05/2010
PowerShares S&P SmallCap Energy Portfolio	$6,038	$10,602	$22,290	04/05/2010
PowerShares S&P SmallCap Financials Portfolio	$11,528	$5,324	$4,881	04/05/2010
PowerShares S&P SmallCap Health Care Portfolio	$10,736	$10,725	$7,040	04/05/2010
PowerShares S&P SmallCap Industrials Portfolio	$6,655	$1,453	$1,494	04/05/2010
PowerShares S&P SmallCap Information Technology Portfolio	$12,171	$6,552	$5,397	04/05/2010
PowerShares S&P SmallCap Low Volatility Portfolio	$4,704	N/A	N/A	02/12/2013
PowerShares S&P SmallCap Materials Portfolio	$975	$307	$474	04/05/2010
PowerShares S&P SmallCap Utilities Portfolio	$4,897	$1,318	$3,135	04/05/2010
PowerShares Senior Loan Portfolio	None	$7,177	$13,705	03/01/2011
PowerShares VRDO Tax-Free Weekly Portfolio	None	None	None	11/14/2007

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on October 10, 2006, pursuant to a Declaration of Trust (the “Declaration”).

The Trust is authorized to issue an unlimited number of shares in one or more series or “funds.” The Trust currently offers shares of 57 funds. The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges, without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund and in the net distributable assets of the Fund on liquidation.

Shareholders are entitled to vote on any matter as required by the 1940 Act or other applicable laws, but otherwise the Trustees are permitted to take any action without seeking the consent of shareholders. The Trustees, without shareholder approval, may amend the Declaration in any respect or authorize the merger or consolidation of the Trust or any Fund into another trust or entity, reorganize the Trust or the Fund into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or the Fund to another entity, or a series or class of another entity, or terminate the Trust or any Fund.

The Trust is not required, and does not intend, to hold an annual meeting of shareholders, but will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, the shares of that Fund will vote separately on such matter.

The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be held expressly to have agreed to be bound by the provisions of the Declaration. The holders of Shares are required to disclose information on direct or indirect ownership of Shares as may be required to comply with various laws applicable to the Funds or as otherwise determined by the Trustees, and ownership of Shares may be disclosed by the Funds if so required by law or regulation or as the Trustees may otherwise determine.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Trust’s Declaration also provides that a Trustee acting in his or her capacity of trustee is not liable personally to any person other than the Trust or its shareholders for any act, omission, or obligation of the Trust. The Declaration further provides that a Trustee or officer is liable to the Trust or its shareholders only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of that Fund. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by a Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Trust’s Declaration, the shareholders bringing the action may be responsible for a Fund’s costs, including attorneys’ fees.

The Declaration further provides that a Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that a fund is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against a Fund be brought only in a certain federal court in Illinois, or if not permitted to be brought in federal court, then in an Illinois state court, and that the right to jury trial be waived to the full extent permitted by law.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Book Entry Only System.  The following information supplements and should be read in conjunction with the section in the Prospectuses entitled “Book Entry.”

DTC Acts as Securities Depository for Shares.  Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records DTC maintains (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such DTC Participant may transmit such notice, statement or communication, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting.  The Board has delegated responsibility for decisions regarding proxy voting for securities each Fund holds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix A with respect to the Adviser, and included in Appendix B with respect to the Sub-Adviser, to this SAI. The Board will review periodically each Fund’s proxy voting record.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also will be available at no charge upon request by calling 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. The Trust’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

Codes of Ethics.  Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser, the Sub-Adviser and the Distributor (collectively the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and Officers of the Trust, the Adviser, Sub-Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons may engage in personal securities transactions, but must report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that a Fund may purchase or sell. In addition, certain Access Persons must obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation.  The Trust issues Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash.  The consideration for purchase of Creation Unit Aggregations of PowerShares 1-30 Laddered Treasury Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets

Momentum Portfolio, PowerShares DWA SmallCap Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares Global Water Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares NYSE Century Portfolio, PowerShares Preferred Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® High Dividend Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio, PowerShares S&P International Developed High Quality Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P MidCap Low Volatility Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio and PowerShares S&P SmallCap Utilities Portfolio principally consists of the in-kind deposit of the Deposit Securities per each Creation Unit Aggregation constituting a substantial replication of the securities included in the relevant Underlying Index (“Fund Securities”) and the Cash Component computed as described below, plus a fixed and a variable transaction fee, as discussed below; however, such Funds also reserve the right to permit or require Creation Units to be issued in exchange for cash. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

Creation Unit Aggregations of PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio generally are issued principally for cash, calculated based on the NAV per Share multiplied by the number of Shares representing a Creation Unit (previously defined as “Deposit Cash”), plus a fixed and/or variable transaction fee as discussed below. If in-kind Creations are permitted or required, the Adviser expects that the Deposit Securities should correspond pro rata, to the extent practicable, to the securities held by the Fund. In such event, the Cash Component will represent the difference between the NAV of a Creation Unit as the market value of the Deposit Securities. Such Funds reserve the right to permit or require Creation Units to be issued in exchange for Deposit securities together with the deposit of a Cash Component.

The Cash Component also is sometimes called the “Balancing Amount.” The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit Aggregation) and the “Deposit Amount”—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

If Creation Units are issued in-kind, the Custodian, through the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange on which such Fund is listed (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

If applicable, the identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser or Sub-Adviser, as applicable, with a view to the investment objective of the Fund. The composition of the Deposit Securities also may change in response to adjustments to the weighting or composition of the securities of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an AP (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC, and hence not eligible for transfer through the Clearing Process (discussed below), will be at the expense of the Fund and will affect the value of all Shares; but the Adviser may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Adviser or Sub-Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Funds.

For domestic securities, orders to create Creation Units of the Funds may be placed through the Clearing Process utilizing procedures applicable to domestic funds (“Domestic Funds”) (see “—Placement of Creation Orders Using Clearing Process—All Funds” ) or outside the Clearing Process utilizing the procedures applicable to domestic funds (see “—Placement of Creation Orders Outside Clearing Process—Domestic Equity Funds). For foreign securities orders, most will be placed outside of the clearing process utilizing the procedures applicable for foreign funds (see “—Placement of Creation Orders Outside Clearing Process—Foreign Equity Funds”).

Procedures for Creation of Creation Unit Aggregations—All Funds.  To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the “Book Entry Only System” section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “AP.” Investors should contact the Distributor for the names of Aps that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Procedures for Creation of Creation Unit Aggregations—Equity Funds.  The Distributor must receive all orders to create Creation Unit Aggregations no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the Distributor must receive the order no later than 3:00 p.m., Eastern time on the trade date. With respect to in-kind creations, an AP may place a custom order where cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders Using Clearing Process—All Funds” and the “Placement of Creation Orders Outside Clearing Process—Domestic Equity Funds and—Foreign Equity Funds” sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an AP in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

For domestic securities, orders to create Creation Units of the Funds may be placed through the Clearing Process utilizing procedures applicable to domestic funds (“Domestic Funds”) (see “Placement of Creation Orders Using Clearing Process—Domestic Equity Funds”) or outside the Clearing Process. For foreign securities orders, most will be placed outside of the clearing process utilizing the procedures applicable for foreign funds (see “Placement of Creation Orders Outside Clearing Process—Domestic Equity Funds” and “Placement of Creation Orders Outside Clearing Process—Foreign Equity Funds”).

Procedures for Creation of Creation Unit Aggregations—Fixed Income Funds.  Except as described below, the Distributor must receive all orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), no later than the Closing Time in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, including orders requesting substitution of a “cash-in-lieu” amount, generally must be received by the Transfer Agent no later than 3:00 p.m., Eastern time, on the trade date. With respect to in-kind creations, a custom order may be placed by an AP when cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. On days when a listing exchange or the bond markets close earlier than normal, the Funds may require orders to create Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier than normal (such as the day before a holiday), orders requesting substitution of a “cash-in-lieu” amount must be received by the Transfer Agent no later than 11:00 a.m., Eastern time. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation Orders Using Clearing Process—All Funds” and the “Placement of Creation Orders Outside Clearing Process—Fixed Income Funds” sections). Creation and redemption orders submitted after 4:00 p.m., New York time are subject to special procedures set forth in a supplement to the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an AP.

With respect to creation orders for Funds that invest in foreign securities, the Custodian shall cause the subcustodian for each Fund to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted or required cash purchase or “cash-in-lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Transfer Agent from an AP on its behalf or another investor’s behalf by the closing time of the regular trading session on the Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

All orders to create Creation Unit Aggregations from investors who are not Aps must be placed with an AP in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Transfer Agent prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using Clearing Process—All Funds.  The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on the Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process—Domestic Equity Funds.  Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by 11:00 a.m., Eastern time, by the “regular way” settlement date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, by the “regular way” settlement date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the

Transmittal Date if (i) such order is received by the Distributor no later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., Eastern time, respectively, by the “regular way” settlement date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions made in connection with the creation or redemption of Creation Units. (See “Creation Transaction and Redemption Fees” section below.)

Placement of Creation Orders Outside Clearing Process—Foreign Equity Funds.  A standard creation order must be placed by 4:00 p.m., Eastern time, for purchases of Shares. In the case of custom orders, the order must be received by the Transfer Agent no later than 3:00 p.m., Eastern time. The Transfer Agent will inform the Distributor, the Adviser and the Custodian upon receipt of a creation order. The Custodian will then provide such information to the appropriate sub-custodian.

The Custodian shall cause the sub-custodian for each Fund to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted cash purchase), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an AP on its behalf or another investor’s behalf by the closing time of the regular trading session on the applicable Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 11:00 a.m., Eastern time, on the contractual settlement date.

The AP must also make available no later than 11:00 a.m., Eastern time, on the contractual settlement date, by means approved by the Trust, immediately available or same day funds sufficient for the Trust to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

In accordance with each Fund’s Participant Agreement, Creation Unit Aggregations will be issued to an AP, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 11:00 a.m., Eastern time, on the contractual settlement date.

Placement of Creation Orders Outside Clearing Process—Fixed Income Funds.  Fund Deposits made outside the Clearing Process must be delivered through the Federal Reserve System (for cash and government securities) and through a DTC Participant (for corporate and municipal securities) that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Units of the Fund does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of cash and/or securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 4:00 p.m., Eastern time, on the Settlement Date, which is generally the third Business Day following the Transmittal Date, for PowerShares Build America Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio and by no later than 11:00 a.m.,

Eastern time, on the next Business Day immediately following the Transmittal Date for PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Global Short Term High Yield Bond Portfolio and PowerShares Preferred Portfolio.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Transfer Agent no later than 11:00 a.m., Eastern time, on the contractual settlement date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Transfer Agent does not receive both the required Deposit Securities and the Cash Component by the deadlines described above, such order will be canceled. Upon written notice to the Transfer Agent, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of the Funds. The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the creation order is deemed received by the Transfer Agent.

With respect to Funds that issue and redeem Creation Units in-kind, Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Transfer Agent by 2:00 p.m., Eastern time, on the contractual settlement date. If the order is not placed in proper form by 4:00 p.m., Eastern time, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern time, on the contractual settlement date, then the order may be deemed to be canceled, and the AP shall be liable to the Funds for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 105% of the daily marked-to-market value of the missing Deposit Securities.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. See “Creation Transaction and Redemption Fees” below.

Acceptance of Orders for Creation Unit Aggregations.  The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding Shares of that Fund; (iii) the Deposit Securities delivered are not as designated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust, the Adviser or Sub-Adviser, as applicable, or the rights of Beneficial Owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor or the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Federal Reserve, the transfer agent, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit Aggregation and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation and Redemption Transaction Fees.  APs may be required to pay an administrative fee and a variable transaction fee for purchasing or redeeming Creation Units. Creation and redemption transactions for each Fund are subject to a fixed administrative fee, payable to BNYM, in the amount listed in the table below, irrespective of the size of the order. In addition to the fixed administrative fee, each Fund may impose an additional variable transaction fee of up to four times the fixed administrative fee, as presented in the table below. Such variable transaction fees are determined by the Adviser, payable to the applicable Fund and are incurred for (i) in-kind creations effected outside the normal Clearing Process, and (ii) cash creations. Finally, to the extent a Fund permits or requires APs to substitute cash in lieu of Deposit Securities, the Adviser may set additional variable fees separate from the fees already described that are also payable to the applicable Fund. Funds which may charge cash-in-lieu fees are noted in the table below. These cash-in-lieu fees will be negotiated between the Adviser and the AP and are charged to offset the transaction cost to a Fund of buying (or selling) those particular Deposit Securities, to cover spreads and slippage costs and to protect existing shareholders against sudden movements in the prices of the portfolio investments due to market events. From time to time, the Adviser, in its sole discretion, may adjust each Fund’s variable transaction fees or reimburse APs for all or a portion of the creation or redemption transaction fees.

Fund	Fixed Administrative Fee	Variable Transaction Fee (Maximum)		Cash-In-Lieu Fee Applicable
PowerShares 1-30 Laddered Treasury Portfolio	$500	$2,000
PowerShares Build America Bond Portfolio	$500	$2,000	(1)
PowerShares California AMT-Free Municipal Bond Portfolio	$500	$2,000	(1)
PowerShares CEF Income Composite Portfolio	$500	$2,000
PowerShares Chinese Yuan Dim Sum Bond Portfolio	$500	$2,000	(1)	X
PowerShares DWA Developed Markets Momentum Portfolio	$1,500	$6,000		X
PowerShares DWA Emerging Markets Momentum Portfolio	$2,500	$10,000		X
PowerShares DWA SmallCap Momentum PortfolioTM	$2,300	$9,200
PowerShares Emerging Markets Infrastructure Portfolio	$2,300	$9,200		X
PowerShares Emerging Markets Sovereign Debt Portfolio	$500	$2,000	(2)	X
PowerShares FTSE RAFI Asia-Pacific ex-Japan Portfolio	$3,500	$14,000		X
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	$17,500	$70,000		X
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	$23,000	$92,000		X
PowerShares FTSE RAFI Emerging Markets Portfolio	$9,000	$36,000		X
PowerShares Fundamental Emerging Markets Local Debt Portfolio	$500	$2,000	(3)	X
PowerShares Fundamental High Yield® Corporate Bond Portfolio	$500	$2,000	(2)
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	$500	$2,000	(2)
PowerShares Global Agriculture Portfolio	$1,700	$6,800		X
PowerShares Global Clean Energy Portfolio	$1,500	$6,000		X
PowerShares Global Gold and Precious Metals Portfolio	$1,000	$4,000		X
PowerShares Global Short Term High Yield Bond Portfolio	$500	$2,000		X
PowerShares Global Water Portfolio	$1,000	$4,000		X
PowerShares International Corporate Bond Portfolio	$500	$2,000	(2)	X

Fund	Fixed Administrative Fee	Variable Transaction Fee (Maximum)		Cash-In-Lieu Fee Applicable
PowerShares KBW Bank Portfolio	$500	$2,000
PowerShares KBW Capital Markets Portfolio	$500	$2,000
PowerShares KBW High Dividend Yield Financial Portfolio	$500	$2,000
PowerShares KBW Insurance Portfolio	$500	$2,000
PowerShares KBW Premium Yield Equity REIT Portfolio	$500	$2,000
PowerShares KBW Property & Casualty Insurance Portfolio	$500	$2,000
PowerShares KBW Regional Banking Portfolio	$500	$2,000
PowerShares National AMT-Free Municipal Bond Portfolio	$500	$2,000	(1)
PowerShares New York AMT-Free Municipal Bond Portfolio	$500	$2,000	(1)
PowerShares NYSE Century Portfolio	$500	$2,000
PowerShares Preferred Portfolio	$500	$2,000
PowerShares S&P 500® High Beta Portfolio	$500	$2,000
PowerShares S&P 500® Low Volatility Portfolio	$500	$2,000
PowerShares S&P 500® High Dividend Portfolio	$500	$2,000
PowerShares S&P Emerging Markets High Beta Portfolio	$1,625	$6,500		X
PowerShares S&P Emerging Markets Low Volatility Portfolio	$750	$3,000		X
PowerShares S&P International Developed High Beta Portfolio	$750	$3,000		X
PowerShares S&P International Developed High Quality Portfolio	$3,000	$12,000		X
PowerShares S&P International Developed Low Volatility Portfolio	$750	$3,000		X
PowerShares S&P MidCap Low Volatility Portfolio	$500	$2,000
PowerShares S&P SmallCap Consumer Discretionary Portfolio	$500	$2,000
PowerShares S&P SmallCap Consumer Staples Portfolio	$500	$2,000
PowerShares S&P SmallCap Energy Portfolio	$500	$2,000
PowerShares S&P SmallCap Financials Portfolio	$500	$2,000
PowerShares S&P SmallCap Health Care Portfolio	$500	$2,000
PowerShares S&P SmallCap Industrials Portfolio	$500	$2,000
PowerShares S&P SmallCap Information Technology Portfolio	$500	$2,000
PowerShares S&P SmallCap Low Volatility Portfolio	$500	$2,000
PowerShares S&P SmallCap Materials Portfolio	$500	$2,000
PowerShares S&P SmallCap Utilities Portfolio	$500	$2,000
PowerShares Senior Loan Portfolio	$500	$2,000	(4)	X
PowerShares VRDO Tax-Free Weekly Portfolio	$500	$2,000

(1)	With respect to creations and redemptions in cash for the PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio and PowerShares New York AMT-Free Municipal Bond Portfolio, the variable transaction fee may be up to 0.50% of the value of each Creation Unit.
(2)	With respect to creations and redemptions in cash for the PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares High Yield Corporate Bond Portfolio, PowerShares Global Short Term High Yield Bond Portfolio and PowerShares International Corporate Bond Portfolio , the variable transaction fee may be up to 0.25% of the value of each Creation Unit.
(3)	With respect to creations and redemptions in cash for the PowerShares Fundamental Emerging Markets Local Debt Portfolio, the variable transaction fee may be up to 1.00% of the value of each Creation Unit.
(4)	With respect to creations and redemptions in cash for the PowerShares Senior Loan Portfolio, the variable transaction fee may be up to 2.00% of the value of each Creation Unit.

Redemption of Shares in Creation Unit Aggregations—All Funds.  Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Custodian and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

If a Fund permits Creation Units to be redeemed in-kind, the Custodian, through the NSCC, makes available prior to the opening of business on the relevant Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are permitted or required for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as noted above (see “Creation and Redemption Transaction Fees”). In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the difference is required to be made by or through an AP by the redeeming shareholder.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws, and the Funds reserve the right to redeem Creation Unit Aggregations for cash if the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Placement of Redemption Orders Using Clearing Process—All Funds.  Orders to redeem Creation Unit Aggregations must be delivered through an AP that has executed a Participant Agreement. Investors other than APs are responsible for making arrangements for an order to redeem to be made through an AP. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Custodian not later than the Closing Time on the Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process—Domestic Equity Funds.  Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of a Fund, which delivery must be made through DTC and the Cash Redemption Amount, if any owed to a Fund, to the Custodian no later than 11:00 a.m., Eastern time on the contractual settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities that are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

In the event that the number of Shares is insufficient on the contractual settlement date, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the AP to deliver the missing Shares as soon as possible. This undertaking shall be secured by such the AP’s delivery on the contractual settlement date and subsequent maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The AP’s agreement permits the Trust, acting in good faith, to purchase the missing Shares at any time and the AP will be subject to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

Placement of Redemption Orders Outside Clearing Process—Foreign Equity Funds.  A standard order for redemption must be received by 4:00 p.m., Eastern time, for redemptions of Shares. In the case of custom redemptions, the order must be received by the Distributor no later than 3:00 p.m., Eastern time. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Funds (whether or not they otherwise permit cash redemptions) reserve the right to redeem Creation Units for cash to the extent that a Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

The delivery of Fund Securities to redeeming investors generally will be made within three Business Days. However, due to the schedule of holidays in certain countries, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See “Regular Holidays” for a list of the local holidays in the foreign countries relevant to the Funds.

A redeeming Beneficial Owner, or AP acting on behalf of such Beneficial Owner, when taking delivery of shares of Fund Securities upon redemption of Shares of the Funds must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered.

In the event that the number of Shares is insufficient on trade date plus one, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the AP to deliver the missing Shares as soon as possible. This undertaking shall be secured by such the AP’s delivery on the contractual settlement date and subsequent maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The AP’s agreement permits the Trust, acting in good faith, to purchase the missing Shares at any time and the AP will be subject to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant no later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Custodian by a DTC Participant no later than the Closing Time on the Transmittal Date, but either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on the Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day that the order is deemed received by the Trust, i.e., the Business Day on which the Shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund also, in its sole discretion, upon request of a shareholder, may provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP, or an investor for which it is acting, subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation, may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

Placement of Redemption Orders Outside Clearing Process—Fixed Income Funds.  Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant (for PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Preferred Portfolio and PowerShares Senior Loan Portfolio, a DTC Participant with the ability to transact through the Federal Reserve System) that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the

Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC and the Cash Redemption Amount, if any owed, to the Transfer Agent no later than 11:00 a.m., Eastern time on the contractual settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of a Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off Time pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund also may, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash-in-lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

On days when the relevant Exchange or the bond market closes earlier than normal, certain Funds may require orders to redeem Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier then normal (such as the day before a holiday), orders requesting substitution of a “cash-in-lieu” amount must be received by the Distributor no later than 11:00 a.m., Eastern time. After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

Regular Holidays.  Each of PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Water Portfolio and PowerShares S&P International Developed High Quality Portfolio, generally intend to effect deliveries of Creation Units and Portfolio Securities on a basis of “T” plus three Business Days (a Business Day is any day the NYSE is open). Each Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies also may prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some Funds in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future.

The dates in calendar year 2014 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

ARGENTINA:

January 1	April 2	June 20	November 6
March 3	April 17	July 9	November 24
March 4	April 18	August 18	December 25
March 24	May 1	October 13

AUSTRALIA:

January 1	April 17	June 9	December 24
January 27	April 18	August 4	December 25
March 3	April 21	October 6	December 26
March 10	April 25	November 4	December 31

AUSTRIA:

January 1	May 29	November 8	December 31
April 18	June 9	December 24
April 21	June 19	December 25
May 1	August 15	December 26

BAHRAIN:

January 1	May 1	October 5	December 16
January 13	July 29	October 6	December 17
January 24	July 30	November 2

BANGLADESH:

January 14	May 13	August 17
March 17	July 1		November 4
March 26	July 28	October 5	December 16
April 14	July 29	October 6	December 25
May 1	July 30	October 7	December 31

BELGIUM:

January 1	May 1	June 9	November 11
April 18	May 29	July 21	December 25
April 21	May 30	August 15	December 26

BENIN:

January 1	May 1	August 7
January 13	May 29	August 15	December 25
April 21	June 9

BERMUDA:

January 1	June 17	September 2	December 26
April 18	July 31	November 11
May 26	August 1	December 25

BOTSWANA:

January 1	May 1	July 21	December 25
January 2	May 29	July 22	December 26
April 18		September 30
April 21	July 1	October 1

BRAZIL:

January 1	March 5	June 19	December 24
March 3	April 18	July 9	December 25
March 4	April 21	November 20	December 31

BULGARIA:

January 1	May 1	May 10	December 24
March 3	May 2	May 31	December 25
April 18	May 5	September 22	December 26
April 21	May 6	December 13	December 31

BURKINA-FASO:

January 1	May 1	August 7
January 13	May 29	August 15
April 21	June 9	December 25

CANADA:

January 1	May 19	September 1	December 26
January 2	June 24	October 13
February 17	July 1	November 11
April 18	August 4	December 25

CAYMAN ISLANDS:

January 1	April 18	September 1	November 27
January 20	May 26	October 13	December 25
February 17	July 4	November 11

CHANNEL ISLANDS:

January 1	April 21	July 4	November 11
January 20	May 1	August 25	November 27
February 17	May 5	September 1	December 25
April 18	May 26	October 13	December 26

CHILE:

January 1	May 21	September 18	December 8
April 18	July 16	September 19	December 25
May 1	August 15	October 31	December 31

CHINA—SHANGHAI:

January 1	February 6	June 2	October 3	December 25
January 20	February 17	July 4	October 6
January 31	April 7	September 1	October 13
February 3	May 1	September 8	November 11
February 4	May 2	October 1	November 27
February 5	May 26	October 2	October 13

CHINA—SHENZHEN:

January 1	February 5	May 1	September 8	October 6
	February 6	May 2	September 9	October 7
January 31	April 7	May 6	October 1	December 25
February 3	April 18	June 2	October 2	December 26
February 4	April 21	July 1	October 3

COLOMBIA:

January 1	April 18	June 30	November 3
January 6	May 1	August 7	November 17
March 24	June 2	August 18	December 8
April 17	June 23	October 13	December 25

COSTA RICA:

January 1	April 18	August 15	December 31
April 11	May 1	September 15
April 17	July 25	December 25

CROATIA:

January 1	April 21	June 25	October 8	December 26
January 6	May 1	August 5	December 24	December 31
April 18	June 19	August 15	December 25

CYPRUS:

January 1	April 1	May 1	October 28
January 6	April 18	June 9	December 24
March 3	April 21	August 15	December 25
March 25	April 22	October 1	December 26

CZECH REPUBLIC:

January 1	May 8	December 24
April 21	October 28	December 25
May 1	November 17	December 26

DENMARK:

January 1	April 21	May 30	December 24	December 31
April 17	May 16	June 5	December 25
April 18	May 29	June 9	December 26

ECUADOR:

January 1	April 18	October 10	December 26
March 3	May 1	November 3
March 4	July 25	December 25

EGYPT:

January 1	April 21	July 29	October 6
January 7	May 1	July 30
January 14	July 1	July 31
April 20	July 23	October 5
The Egyptian market is closed every Friday.

ESTONIA:

January 1	April 21	June 23	December 23	December 26
February 24	May 1	June 24	December 24	December 31
April 18	May 29	August 20	December 25

EUROMARKETS:

January 1	December 25

FINLAND:

January 1	April 18	May 29	December 25
January 6	April 21	June 20	December 26
April 17	May 1	December 24	December 31

FRANCE:

January 1	May 1	June 9	November 11
April 18	May 8	July 14	December 25
April 21	May 29	August 15	December 26

GERMANY:

January 1	May 1	June 19	December 25
April 18	May 29	October 3	December 26
April 21	June 9	December 24	December 31

GHANA:

January 1	April 21	July 1	December 5
March 6	May 1	July 29	December 25
April 18	May 26	September 22	December 26

GREECE:

January 1	April 18	August 15	December 25
January 6	April 21		December 26
March 3	May 1	October 28
March 25	June 9	December 24

GUINEA BISSAU:

January 1	May 1	August 7
January 13	May 29	August 15	December 25
April 21	June 9

HONG KONG:

January 1	April 21	July 1
January 31	May 1	September 9
February 3	May 6	October 1	December 25
April 18	June 2	October 2	December 26

HUNGARY:

January 1	May 2	August 20	October 24	December 25
April 21	May 10	October 18	December 13	December 26
May 1	June 9	October 23	December 24

ICELAND:

January 1	April 21	May 29	August 4	December 26
April 17	April 24	June 9	December 24	December 31
April 18	May 1	June 17	December 25

INDONESIA:

January 1	April 18	May 29	July 31
January 14	May 1	July 28	August 1
January 31	May 15	July 29	December 25
March 31	May 27	July 30	December 26

INDIA:

January 14	April 1	May 14	August 29	October 24
February 19	April 8	July 1	October 2	November 4
February 27	April 14	July 29	October 3	November 6
March 17	April 18	August 15	October 6	December 25
March 31	May 1	August 18	October 23

IRELAND:

January 1	April 21	July 4	October 13	December 26
January 20	May 1	August 4	October 27
February 17	May 5	August 25	November 11
March 17	May 26	September 1	November 27
April 18	June 2	November 11	December 25

ISRAEL:

March 16	April 20	June 4	October 3	October 13
April 14	April 21	August 5	October 8	October 14
April 15	May 5	September 24	October 9	October 15
April 16	May 6	September 25	October 12	October 16
April 17	June 3	September 26
The Israeli market is closed every Friday.

ITALY:

January 1	April 25	December 24
January 6	May 1	December 25
April 18	August 15	December 26
April 21	December 8	December 31

IVORY COAST:

January 1	May 1	August 7
January 13	May 29	August 15	December 25
April 21	June 9

JAPAN:

January 1	February 11	May 6	October 13	December 31
January 2	March 21	July 21	November 3
January 3	April 29	September 15	November 24
January 13	May 5	September 23	December 23

JORDAN:

January 1	May 25	July 31	October 7
January 14	July 29	October 5	October 8
May 1	July 30	October 6	December 25

KAZAKHSTAN:

January 1	March 21	May 9
January 2		December 1
January 7	May 1	December 16
March 8	May 7	December 17

KENYA:

January 1	May 1		December 26
April 18		December 12
April 21	October 20	December 25

KUWAIT:

January 1	February 26	July 29	October 6	October 26
January 13	May 27	July 30	October 7
February 25	July 28	October 5	October 8

LATVIA:

January 1	April 30	May 29	November 18	December 26
April 17	May 1	June 23	December 23	December 30
April 18	May 2	June 24	December 24	December 31
April 21	May 5	November 17	December 25

LEBANON:

January 1	April 18	July 29	November 3	December 25
January 6	April 19	August 15	November 22
January 13	May 1	October 4
March 25	July 28	October 25

LITHUANIA:

January 1	April 21	June 24	December 24	December 31
March 11	May 1	August 15	December 25
April 18	May 29		December 26

LUXEMBOURG:

January 1	May 1	June 23	December 25
April 18	May 29	August 15	December 26
April 21	June 9	December 24	December 31

MALAYSIA:

January 1	January 31	July 28	September 16	December 25
January 14	May 1	July 29	October 6
January 17	May 13	September 1	October 23

MALI:

January 1	May 1	August 7
January 13	May 29	August 15
April 21	June 9	December 25

MALTA:

January 1	March 31	August 15	December 25
January 2	April 18	September 8	December 26
February 10	April 21	December 8	December 31
March 19	May 1	December 24

MAURITIUS:

January 1	January 31	March 31	August 15
January 2	February 27	May 1	October 23
January 17	March 12	July 29	December 25

MEXICO:

January 1	April 17	September 16	December 25
February 3	April 18	November 17
March 17	May 1	December 12

MOROCCO:

January 1	July 29	August 20	November 6
January 13	July 30	August 21	November 18
May 1	August 14	October 6

NAMIBIA:

January 1	April 21	August 26	December 26
March 21	May 1	December 10
April 18	May 29	December 25

NETHERLANDS:

January 1
April 18	May 1	December 25
April 21		December 26

NEW ZEALAND:

January 1	January 27	April 21	October 27
January 2	February 6	April 25	December 25
January 20	April 18	June 2	December 26

NIGER:

January 1	May 1	August 7
January 13	May 29	August 15	December 25
April 21	June 9

NIGERIA:

January 1	April 21	July 28	October 6	December 26
January 13	May 1	July 29	October 7
April 18	May 29	October 1	December 25

NORWAY:

January 1	April 18	May 29	December 24	December 31
April 16	April 21	June 9	December 25
April 17	May 1		December 26

OMAN:

January 14	July 29	October 6	November 19
May 26	July 30	October 7
July 23	October 5	November 18

PAKISTAN:

January 1	July 1	August 14
January 14	July 29	October 6
May 1	July 30	November 3	December 25

PALESTINE AUTONOMOUS AREA:

January 1	May 1	July 29	October 5	December 25
January 7	May 27	July 30	October 6
January 13	July 28	July 31	October 7

PERU:

January 1	May 1	October 8
April 17	July 28	December 8
April 18	July 29	December 25

PHILIPPINES:

January 1	April 18	August 25	December 30
January 31	May 1	December 24	December 31
April 9	June 12	December 25
April 17	August 21	December 26

POLAND:

January 1	April 21	August 15	December 24	December 31
January 6	May 1	November 11	December 25
April 18	June 19		December 26

PORTUGAL:

January 1	April 25	June 10	December 8	December 26
April 18		June 13	December 24	December 31
April 21	May 1	August 15	December 25

QATAR

January 1	July 27	October 5	December 18
February 11	July 29	October 6
March 2	July 30	October 7

ROMANIA:

January 1	April 21	June 9	December 1	December 26
January 2	May 1	August 15	December 25

RUSSIA:

January 1			June 13
January 2	March 7	May 8	November 3
January 3	March 10	May 9	November 4
January 6	April 30		December 31
January 7	May 1	June 11
January 8	May 2	June 12

SAUDI ARABIA:

July 27	July 31	October 7
July 28	September 23	October 8
July 29	October 5	October 9
July 30	October 6

SENEGAL:

January 1	May 1	August 7
January 13	May 29	August 15	December 25
April 21	June 9

SERBIA:

January 1	February 17	May 1
January 2	April 18	May 2
January 7	April 21	November 11

SINGAPORE:

January 1		July 28
January 31	May 1	October 6	December 25
April 18	May 13	October 23

SLOVAKIA:

January 1	April 21	August 29	November 17	December 26
January 6	May 1	September 1	December 24
April 18	May 8	September 15	December 25

SLOVENIA:

January 1		June 25
April 18	May 1	August 15	December 25
April 21	May 2	October 31	December 26

SOUTH AFRICA:

January 1	April 21	June 16	December 25
March 21	April 28	September 24	December 26
April 18	May 1	December 16

SOUTH KOREA:

January 1	May 5	September 8	October 9
January 30	May 6	September 9	December 25
January 31	June 6	September 10	December 31
May 1	August 15	October 3

SPAIN:

January 1	April 18	May 1	December 25	December 31
January 6	April 21	December 24	December 26

SRI LANKA:

January 1	February 27	May 14	October 8	December 25
January 14	April 14	May 15	October 22
January 15	April 15	June 12	November 6
February 4	April 18	July 29
February 14	May 1	September 8

SWAZILAND:

January 1	April 19	May 9	December 25
March 29	April 25	July 22	December 26
April 1	May 1	September 6

SWEDEN:

January 1	April 21	May 29	December 24
January 6	April 30	June 6	December 25
April 17	May 1	June 20	December 26
April 18	May 28	October 31	December 31

SWITZERLAND:

January 1	April 28	August 1	December 26
January 2	May 1	September 15	December 31
April 18	May 29	December 24
April 21	June 9	December 25

TAIWAN:

January 1	January 31		June 2
January 28	February 3	April 4	September 8
January 29	February 4
January 30	February 28	May 1	October 10

THAILAND:

January 1	April 15	July 1	December 5
February 14	May 1	July 11	December 10
April 7	May 5	August 12	December 31
April 14	May 13	October 23

TOGO:

January 1	May 1	August 7
January 13	May 29	August 15	December 25
April 21	June 9

TRINIDAD & TOBAGO:

January 1	April 18	June 20	December 25
March 3	April 21	August 1	December 26
March 4	May 30	September 1
March 31	June 19	September 24

TUNISIA:

January 1		July 25	August 13
January 14	April 9	July 28	October 15
March 20	May 1	July 29

TURKEY:

January 1	July 28	October 6	October 29
April 23	July 29	October 7
May 1	July 30	October 28

UGANDA:

January 1	April 21	June 3	July 29	December 25
April 18	May 1	June 9	October 9	December 26

UKRAINE:

January 1	March 10	May 1	May 9	June 30
January 7	April 21	May 2	June 9	August 25

UNITED ARAB EMIRATES—ADX and DFM Markets:

January 1	July 28	October 5	October 8	December 3
January 13	July 29	October 6	October 26
May 27	July 30	October 7	December 2

UNITED ARAB EMIRATES—NASDAQ Dubai:

January 1	May 26	July 30	October 7	November 27
January 13	May 27	September 1	October 8	December 2
January 20	July 28	October 5	October 26	December 3
February 17	July 29	October 6	November 11	December 25

UNITED KINGDOM:

January 1	April 21	July 4	November 11
January 20	May 1	August 25	November 27
February 17	May 5	September 1	December 25
April 18	May 26	October 13	December 26

UNITED STATES:

January 1	April 18	September 1	November 27
January 20	May 26	October 13	December 25
February 17	July 4	November 11

URUGUAY:

January 1	March 4	May 1	August 25
January 6	April 17	June 23	December 25
March 3	April 18	July 18

VENEZUELA:

January 1	March 19	June 2	August 18	December 31
January 6	April 17	June 23	December 8
March 3	April 18	June 24	December 24
March 4	May 1	July 24	December 25

VIETNAM:

January 1	February 3	April 9	May 1
January 30	February 4	April 30	September 2
January 31	February 5

ZAMBIA:

January 1	April 18	May 26	August 4
	April 21	July 7	October 24
March 12	May 1	July 8	December 25

ZIMBABWE:

January 1	May 1	December 22
April 18	August 11	December 25
April 21	August 12	December 26

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2014*

Country	Trade Date	Settlement Date	Number of Days to Settle
Austria	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	1/2/2015	10

Brazil	2/26/2014	3/6/2014	8
	2/27/2014	3/7/2014	8
	2/28/2014	3/10/2014	10

China	1/28/2014	2/7/2014	10
	1/29/2014	2/10/2014	12
	1/30/2014	2/11/2014	12
	4/29/2014	5/7/2014	8
	4/30/2014	5/8/2014	8
	9/26/2014	10/8/2014	12
	9/29/2014	10/9/2014	10
	9/30/2014	10/10/2014	10

Czech Republic	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	12/31/2014	8

Denmark	4/14/2014	4/22/2014	8
	4/15/2014	4/23/2014	8
	4/16/2014	4/24/2014	8
	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	1/2/2015	10

Country	Trade Date	Settlement Date	Number of Days to Settle
Finland	4/14/2014	4/22/2014	8
	4/15/2014	4/23/2014	8
	4/16/2014	4/24/2014	8
	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	1/2/2015	10

Hungary	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	12/31/2014	8

Indonesia	7/23/2014	8/4/2014	12
	7/24/2014	8/5/2014	12
	7/25/2014	8/6/2014	12
	12/24/2014	1/2/2015	9

Isreal	4/10/2014	4/18/2014	8
	4/11/2014	4/22/2014	11
	10/7/2014	10/17/2014	10
	10/10/2014	10/20/2014	10

Japan	12/26/2014	1/5/2015	10
	12/29/2014	1/6/2015	8
	12/30/2014	1/7/2015	8

Norway	4/14/2014	4/22/2014	8
	4/15/2014	4/23/2014	8
	4/16/2014	4/24/2014	8
	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	1/2/2015	10

Philippines	12/19/2014	12/29/2014	10
	12/22/2014	1/2/2015	11
	12/23/2014	1/5/2015	13
	12/29/2014	1/6/2015	8

Poland	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	1/2/2015	10

Russia	1/6/2014	1/14/2014	8
	2/28/2014	3/11/2014	11
	3/3/2014	3/12/2014	9
	3/4/2014	3/13/2014	9
	3/5/2014	3/14/2014	9
	3/6/2014	3/17/2014	11
	4/23/2014	5/5/2014	12
	4/24/2014	5/6/2014	12
	4/25/2014	5/7/2014	12
	4/28/2014	5/12/2014	14
	4/29/2014	5/13/2014	14
	5/5/2014	5/14/2014	9
	5/6/2014	5/15/2014	9
	5/7/2014	5/16/2014	9
	6/4/2014	6/16/2014	12
	6/5/2014	6/17/2014	12
	6/6/2014	6/18/2014	12
	6/9/2014	6/19/2014	10
	6/10/2014	6/20/2014	10
	10/27/2014	11/5/2014	9
	10/28/2014	11/6/2014	9
	10/29/2014	11/7/2014	9

Country	Trade Date	Settlement Date	Number of Days to Settle
	10/30/2014	11/10/2014	11
	10/31/2014	11/11/2014	11
	12/24/2014	1/5/2015	12
	12/25/2014	1/6/2015	12
	12/26/2014	1/7/2015	12
	12/29/2014	1/8/2015	10
	12/30/2014	1/9/2015	10

South Africa	3/14/2014	3/24/2014	10
	3/17/2014	3/25/2014	8
	3/18/2014	3/26/2014	8
	3/19/2014	3/27/2014	8
	3/20/2014	3/28/2014	8
	4/11/2014	4/22/2014	11
	4/14/2014	4/23/2014	9
	4/15/2014	4/24/2014	9
	4/16/2014	4/25/2014	9
	4/17/2014	4/29/2014	12
	4/22/2014	4/30/2014	8
	4/23/2014	5/2/2014	9
	4/24/2014	5/5/2014	11
	4/25/2014	5/6/2014	11
	4/29/2014	5/7/2014	8
	4/30/2014	5/8/2014	8
	6/9/2014	6/17/2014	8
	6/10/2014	6/18/2014	8
	6/11/2014	6/19/2014	8
	6/12/2014	6/20/2014	8
	6/13/2014	6/23/2014	10
	9/17/2014	9/25/2014	8
	9/18/2014	9/26/2014	8
	9/19/2014	9/29/2014	10
	9/22/2014	9/30/2014	8
	9/23/2014	10/1/2014	8
	12/9/2014	12/17/2014	8
	12/10/2014	12/18/2014	8
	12/11/2014	12/19/2014	8
	12/12/2014	12/22/2014	10
	12/15/2014	12/23/2014	8
	12/18/2014	12/29/2014	11
	12/19/2014	12/30/2014	11
	12/22/2014	12/31/2014	9
	12/23/2014	1/2/2015	10
	12/24/2014	1/5/2015	12
	12/29/2014	1/6/2015	8
	12/30/2014	1/7/2015	8
	12/31/2014	1/8/2015	8

Sweden	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	1/2/2015	10

Taiwan	1/28/2014	2/5/2014	8
	1/29/2014	2/6/2014	8

*	Holidays are subject to change without further notice.

On days when the relevant Exchange or the bond market closes earlier than normal, certain Funds may require orders to redeem Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier then normal (such as the day before a holiday) orders requesting substitution of a “cash-in-lieu” amount must be received by the Distributor no later than 11:00 a.m., Eastern time.

The chart below describes in further detail the placement of creation and redemption orders through the NSCC and outside the Clearing Process for equity securities.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)

Creation through NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Distributor.	No action.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET) Order must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Creation Unit Aggregations will be delivered.

Creation Outside NSCC

Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Deposit Securities must be received by the Fund’s account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

Standard Orders created in advance of receipt by the Trust of all or a portion of the Deposit Securities	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Available Deposit Securities. Cash in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered Deposit Securities.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET) Order in proper form must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET) Deposit Securities must be received by the Fund’s account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

Redemption Through NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Redemption Outside of NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).

11:00 a.m. (ET)

Shares must be delivered through DTC to the Custodian.

2:00 p.m. (ET)

Cash Component, if any, is due.

*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.

			No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.

11:00 a.m. (ET)

Shares must be delivered through DTC to the Custodian.

2:00 p.m. (ET)

Cash Component, if any, is due.

*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.

Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

TAXES

The following is a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

The following is provided as general information only and is not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

General; Qualification as a Regulated Investment Company.  Each Fund is treated as a separate corporation for federal tax purposes and, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund of the Trust do not offset gains in another Fund of the Trust, and the requirements (other than a certain organizational requirement that the Trust satisfies) for qualifying for RIC status are determined at the Fund level rather than the Trust level.

Each Fund intends to qualify each taxable year to be treated as a RIC. If a Fund satisfies the requirements referred to in the next sentence, it will not be subject to federal income tax on the portion of its net investment income and net realized capital gains that it distributes to its shareholders. To qualify for that treatment, a Fund annually must distribute to its shareholders at least 90% of its investment company taxable income (which includes dividends, interest, the excess of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several other requirements, including those described below, relating to the nature of its gross income and the diversification of its assets.

Income Requirement. A Fund must derive at least 90% of its gross income from (1) dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including superfluous gains from options, futures, or forward contracts) derived from its business of investing in stock, securities, or such currencies and (2) net income derived from qualified publicly traded partnerships (“QPTPs”).

Asset Diversification Requirements. A Fund must satisfy the following asset diversification requirements at the close of each quarter of its taxable year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, Government securities, securities of other RICs, and securities of any other issuer (as to which (a) no more than 5% of the value of the Fund’s total assets is in securities of the issuer and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than Government securities or securities of other RICs) or of two or more issuers that the Fund controls and are engaged in the same, similar, or related trades or businesses, or, collectively, in the securities of QPTPs.

If a Fund failed to qualify for any taxable year for treatment as a RIC—either (1) by failing to satisfy the Distribution Requirement or (2) by failing to satisfy one or more of the gross income and asset diversification requirements and is unable, or determines not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of those requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements—all of its taxable income would be subject to tax at regular federal corporate income tax rates without any deduction for distributions to shareholders. In addition, for federal income tax purposes (a) the Fund’s shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund’s current and accumulated earnings and profits, taxable as ordinary income, except that, for individual and certain other non-corporate shareholders (each, an “individual shareholder”), the part thereof that is “qualified dividend income” (“QDI”) would be subject to federal income tax at the rates for net capital gain—a maximum of 15% (20% for certain high income taxpayers)—and (b) all or part of those distributions might be eligible for the dividends-received deduction in the case of corporate shareholders that meet certain holding period and other requirements regarding their Shares. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Each Fund will be subject to a 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute to its shareholders by the end of any calendar year an amount equal to at least the sum of (1) 98% of its ordinary income for the calendar year plus (2) 98.2% of its net capital gains for the twelve months ended October 31 of such year. Generally, a Fund may make sufficient distributions to avoid liability for federal income and excise taxes but can give no assurance that all or a portion of such liability will be avoided.

The Trust has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, on obtaining the ordered Shares, own 80% or more of a Fund’s outstanding Shares and if, pursuant to sections 351 and 362 of the Internal Revenue Code, a Fund would have a basis in the Deposit Securities to be received in exchange for the ordered Shares different from their market value on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Taxation of Shareholders.  Distributions from a Fund’s net investment income and net short-term gain, if any, are generally taxable as ordinary income (except for QDI, as described below). Distributions that a shareholder reinvests in additional Shares through the means of a dividend reinvestment service will be taxable to the shareholder to the same extent as if the distributions had been received in cash. Distributions to a shareholder of net capital gain, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held his or her Shares. Distributions of ordinary income and capital gains may also be subject to state and local taxes.

Distributions that a Fund declares in October, November, or December and pays to shareholders of record in one of those months during the following January are treated as having been received by the shareholders on December 31 of the year the distributions were declared.

If, for any taxable year, the total distributions that a Fund makes exceed its current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as a return of capital up to the amount of a shareholder’s basis in his or her Shares and thereafter as gain from the sale of those Shares. The amount so treated as a return of capital will reduce the shareholder’s adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of those Shares.

The sale or redemption (“disposition”) of Shares may give rise to a capital gain or loss, which generally will be treated as long-term capital gain or loss if the Shares have been held for more than one year and otherwise as short-term capital gain or loss. Long-term capital gains of individual shareholders generally are subject to federal income tax at the 15%/20% maximum rates noted above. In addition, the Fund’s distributions to such a shareholder of QDI—which the Fund does not expect to distribute a significant amount of—will qualify for federal income taxation at those rates, provided that certain holding period and other requirements are met by the Fund and the shareholder. The Fund will report to shareholders annually the amount of any distributions taxable as ordinary income (from net investment income and net short-term gain), the amount of any distributions from net capital gain, and the portion, if any, of dividends that may qualify as QDI.

A loss realized on a disposition of Shares may be disallowed if other Shares are acquired (whether through the automatic reinvestment of distributions, if available, or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the Shares are disposed of. In such a case, the basis in the acquired Shares must be adjusted to reflect the disallowed loss. Any loss on a shareholder’s disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder.

An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally will include distributions the Fund pays and gains recognized from the disposition of Shares, or (2) the excess of the individual’s “modified adjusted gross income” over $200,000 for single taxpayers ($250,000 for married persons filing jointly). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in Shares.

A shareholder who wants to use the average basis method for determining his or her basis in Shares must elect to do so in writing (which may be electronic) with the broker through which he or she purchased the Shares. A shareholder who wishes to use a different Internal Revenue Service (“IRS”)-acceptable method for basis determination (e.g., a specific identification method) may elect to do so. Shareholders are urged to consult with their brokers regarding the application of the basis determination rules to them.

If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election that would enable it to pass through to its shareholders foreign tax credits or deductions with respect to foreign taxes it pays. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign sources as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If the Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income for that year. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder who or that is a nonresident alien individual or foreign entity (a “foreign shareholder”) may not deduct or claim a credit for foreign taxes in determining its U.S. income tax liability unless the Fund dividends paid to it are effectively connected with the foreign shareholder’s conduct of a trade or business within the United States (“effectively connected”).

A Fund must withhold and remit to the U.S. Treasury 28% of distributions of ordinary income, capital gains, and any cash received on redemption of Creation Units (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual shareholder who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding.

Distributions of ordinary income paid to a foreign shareholder that are not effectively connected generally will be subject to a 30% U.S. withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, a foreign shareholder generally will not be subject to withholding or income tax on gains realized on the sale of Shares or on net capital gain distributions unless (1) the gain or distribution is effectively connected or (2) in the case of an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or distribution and certain other conditions are met; those gains and distributions generally will be subject to federal income taxation at regular income tax rates. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the federal withholding tax. Nonresident alien individuals also may be subject to federal estate tax.

Foreign Account Tax Compliance Act (“FATCA”).  Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are shareholders in a Fund may be subject to a generally nonrefundable 30% withholding tax on (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds of a sale (or redemption) of Shares paid after December 31, 2016. As discussed in more detail below, the FATCA withholding tax generally can be avoided (1) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts held by U.S. persons with the FFI and (2) by an NFFE, if (i) it certifies that it has no substantial U.S. persons as owners or (ii) it does have any such owners and reports information relating to them to the withholding agent. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to the government of that country (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Taxation of Fund Investments.  A Fund may make investments that are subject to special federal income tax rules. Those rules can, among other things, affect the timing of the recognition of income or gain, the treatment of income as capital or ordinary, and the treatment of capital gain or loss as long-term or short-term. The application of those special rules would therefore also affect the amount, timing and character of distributions that a Fund makes and could require the Fund to borrow money or dispose of some of its investments earlier than anticipated in order to meet its distribution requirements.

Investment income received, and gains realized, by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle a Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other form(s) to receive the benefit of the reduced tax rate; whether or when the Fund will receive a tax reclaim is within the control of the individual country. Information required on those forms may not be available, such as shareholder information; therefore, a Fund may not receive one or more reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements that also may cause the Funds to not receive one or more reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by a Fund on the sale or other disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance, since the amount of a Fund’s assets to be invested in various countries is not known.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority, and administrative interpretations in effect on the date hereof; changes in any applicable authority could materially affect the conclusions discussed above, possibly retroactively, and such changes often occur.

Securities Lending.  While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of federal income taxation for individuals on qualified dividends income, if otherwise available, nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest may not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a Fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

California State Tax Considerations for PowerShares California AMT-Free Municipal Bond Portfolio

To the extent that dividends from the Fund are derived from interest on California tax-exempt securities and certain U.S. government securities, such dividends will also be exempt from California personal income taxes. Under California law, a fund which qualifies as a regulated investment company must have at least 50% of its total assets invested in California state and local government obligations or in certain other obligations which pay interest excludable from income or in a combination of such obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from California personal income taxes.

The portion of dividends constituting exempt-interest dividends is that portion (i) derived from interest on obligations which would be exempt from California tax if held by an individual, and (ii) reported by the Fund as exempt-interest dividends in statements furnished to its shareholders. However, the total amount of dividends paid by the Fund to all of its shareholders with respect to any taxable year that can be treated as exempt-interest dividends for California tax purposes cannot exceed the difference between (i) the amount of interest received by the Fund during such year on obligations which pay interest excludable from California personal income under California law and (ii) the expenses of the Fund that would be disallowed under California personal income tax law as allocable to tax exempt interest if the Fund were an individual. If the aggregate dividends designated by the Fund as exempt-interest dividends for a taxable year exceed the amount that may be treated as exempt-interest dividends for California tax purposes, only that percentage of each dividend distribution equal to the ratio of aggregate exempt-interest dividends to aggregate dividends so designated will be treated as an exempt-interest dividend for California tax purposes.

Unlike federal law, California law provides that no portion of the exempt-interest dividends will constitute an item of tax preference for California personal alternative minimum tax purposes. Because California law does not impose personal income tax on an individual’s Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual’s California personal income tax.

Distributions other than exempt-interest dividends to shareholders are includable in income subject to the California alternative minimum tax. For California personal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. Current California law taxes both long-term and short-term capital gains at rates applicable to ordinary income. In addition, unlike federal law, the shareholders of the Fund will not be subject to tax, or receive a credit for tax paid by the Fund, on undistributed capital gains, if any.

Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, generally will not be deductible by the investor for state personal income tax purposes. In addition, as a result of California’s incorporation of certain provisions of the Internal Revenue Code, a loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the Fund may be disallowed under the “wash sale” rules.

The foregoing is an abbreviated and general summary of certain provisions of current California law relating to the taxation of the shareholders of the Fund. These provisions are subject to change by administrative or legislative action, with such changes possibly being retroactive. You are advised to consult with your tax adviser for more detailed information concerning California tax matters.

New York State and City Tax Considerations for PowerShares New York AMT-Free Municipal Bond Portfolio

To the extent that dividends from the Fund are derived from interest on New York and Puerto Rico tax-exempt securities, such dividends will also be exempt from New York State and City income taxes.

Interest on indebtedness incurred by shareholders to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, may not be deductible for New York State or City personal income tax purposes.

Shareholders who are New York residents will normally be subject to New York State or City income tax on dividends paid from interest income derived from taxable securities and on distributions of net capital gains. For New York State or City income tax purposes, distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York franchise taxes if received by a corporation doing business in New York, to state taxes in states other then New York and to local taxes.

The foregoing is an abbreviated and general summary of certain provisions of current tax laws of New York State and New York City relating to the taxation of shareholders of the Fund. These provisions are subject to change by administrative or legislative action, with such changes possibly being retroactive. You are advised to consult with your tax adviser for more detailed information concerning New York State and New York City

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

Some futures contracts, foreign currency contracts traded in the interbank market, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement—in which a Fund invests may be subject to Internal Revenue Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contracts that a Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss; however, certain foreign currency gains or losses arising from Section 1256 contracts will be treated as ordinary income or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in its investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain that the Fund recognizes, even though the Fund may not have closed the transactions and received cash to pay the distributions. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.

Offsetting positions that a Fund enters into or holds in any actively traded security, option, futures, or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period for certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

DETERMINATION OF NAV

The following information should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

The Custodian calculates and determines the NAV per Share as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open. NAV is calculated by deducting all of a Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate. In determining NAV, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price of the exchange where the security primarily is traded. Debt and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. When price quotes are not readily available, securities will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the securities’ fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. The Adviser may use various pricing services or discontinue the use of any pricing service at any time, in accordance with the Trust’s valuation policies and procedures.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that primarily are listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies.  Ordinarily, dividends from net investment income, if any, are declared and paid quarterly for each of PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares DWA SmallCap Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Water Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares NYSE Century Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio, PowerShares S&P International Developed High Quality Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P MidCap Low Volatility Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio, PowerShares S&P SmallCap Materials Portfolio and PowerShares S&P SmallCap Utilities Portfolio.

With respect to PowerShares Global Agriculture Portfolio and PowerShares Global Gold and Precious Metals Portfolio, dividends from net investment income, if any, ordinarily are declared and paid annually.

With respect to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond

Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares Preferred Portfolio, PowerShares S&P 500® High Dividend Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares Senior Loan Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, dividends from net investment income, if any, ordinarily are declared and paid monthly.

Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

Dividend Reinvestment Service.  No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel.  K&L Gates LLP, 70 W. Madison Street, Suite 3100, Chicago, Illinois 60602 and 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm. PricewaterhouseCoopers LLP audits the Funds’ financial statements and performs other related audit services.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust’s Annual Report to shareholders with respect to the Funds for the fiscal year ended October 31, 2013 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust’s Annual Report at no charge by calling 800.983.0903 during normal business hours.

APPENDIX A

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

PROXY VOTING POLICY—OVERVIEW

Invesco PowerShares Capital Management LLC (“Invesco PowerShares”) has adopted proxy voting policies with respect to securities owned by the exchange-traded funds (“ETFs”) for which it serves as investment adviser and has the authority to vote proxies. Invesco PowerShares’ proxy voting policies are designed to ensure that proxies are voted in the best interests of an ETF. With respect to implementation of its proxy voting policies, Invesco PowerShares:

1) applies its proxy voting policies consistently;

2) documents the reasons for voting;

3) maintains records of voting activities; and

4) monitors to ensure voting recommendations of an independent service provider are in the best interests of shareholders.

Proxy Voting

Invesco PowerShares has retained Glass Lewis & Co. to provide in-depth proxy research and has retained Broadridge to provide vote execution and the recordkeeping services necessary for tracking proxy voting for the ETFs. Invesco PowerShares intends to vote according to Glass Lewis & Co.’s voting recommendations. Glass Lewis & Co. specializes in providing a variety of fiduciary-level services related to proxy voting. Please see Exhibit A, Glass Lewis & Co. Proxy Paper Policy Guidelines-An Overview of the Glass Lewis Approach to Proxy Advice 2013 Proxy Season.

Share blocking

Invesco PowerShares may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an ETF’s portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Invesco PowerShares must balance the benefits of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly Invesco PowerShares will not vote those proxies in the absence of an unusual or significant vote.

Special Policy

With respect to the PowerShares Global Listed Private Equity Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio PowerShares CEF Income Composite Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Lux Nanotech Portfolio, and PowerShares Senior Loan Portfolio the Adviser will vote proxies in accordance with Section 12(d)(1)(E), which requires that the Adviser vote the shares in the portfolio of the PowerShares Global Listed Private Equity Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Lux Nanotech Portfolio, and PowerShares Senior Loan Portfolio in the same proportion as the vote of all other holders of such security.

A-1

APPENDIX B

I.1. PROXY POLICIES AND PROCEDURES—INVESCO ADVISERS

Applicable to	All Advisory Clients, including the Invesco Funds

Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies

Relevant Law and Other Sources	Investment Advisers Act of 1940

Last by Compliance for Accuracy
☐Reviewed ☑Revised	November, 2013

Policy/Procedure Owner	Advisory Compliance

Policy Approver	Invesco Advisers, Inc. Invesco Funds Board, Invesco Funds (Chicago) Board

Approved/Adopted Date	November, 2013

The following policies and procedures apply to all institutional and retail funds and accounts (collectively, the “Accounts”) managed by Invesco Advisers, Inc. (“Invesco”).

A.	GUIDING PRINCIPLES

Invesco may be authorized by its clients, including the funds it manages (“Clients”), to vote proxies appurtenant to the securities owned by such Clients. If so authorized, Invesco carries out this responsibility by voting proxies in a manner reasonably designed to maximize the economic interests of its Clients and to minimize any real or perceived conflicts of interest. Invesco may determine not to vote proxies if it determines that the cost or restrictions placed on a Client are outweighed by the benefit to such Client of voting the proxy.

Invesco is guided by the following principles:

•	Invesco votes for proposals that maximize long-term shareholder value.

•

Invesco believes in corporate accountability and supports governance structures reinforcing management’s accountability to the board of directors and a board of directors’ accountability to shareholders.

•

In addition to the performance driven considerations noted above, Invesco believes that environmental, social and corporate governance proposals can influence long-term shareholder value and should be voted in a manner where such long-term shareholder value is maximized.

B.	OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy administration

Guided by its philosophy that proxy voting is an asset that is to be managed by each investment team, consistent with each team’s view as to the best economic interest of its shareholders, Invesco has created the Invesco US Proxy Advisory Committee (“IUPAC”). The IUPAC is an investments driven committee comprised solely of representatives from each investment management team at Invesco. The purpose of the IUPAC is to provide a forum for investment teams to monitor proxy voting trends, understand inconsistent votes within the complex, and to vote proxies where Invesco as a firm has a conflict of interest with an issuer or a member of the IUPAC has a personal conflict of interest with an issuer whose proxy he or she is charged with voting. The IUPAC also will consider and express a view on the proxies of the top twenty-five issuers held across all Client accounts, as measured by the total market value of shares held by Invesco Client accounts, and any other proxy brought to the IUPAC by an IUPAC member in an effort to build consensus around a proxy. Absent a conflict of interest, each investment team may deviate from the view formed by the IUPAC on any proxy. In cases where there is a firm-level or personal conflict of interest with a proxy, the IUPAC’s vote controls the proxy across all applicable Client accounts. Representatives of the IUPAC will have access to third party proxy advisory analyses provided by each of Glass Lewis and Institutional Shareholder Services, Inc. (“ISS”) as one of many research tools in determining how to vote a proxy and is not required to vote in accordance with the recommendations of either.

Important principles underlying the Invesco Proxy Voting Guidelines (the “Guidelines”)

I.	CORPORATE GOVERNANCE

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of portfolio companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•

Elections of directors.  In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis.

•

Director performance.  Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•

Auditors and Audit Committee members.  Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•

Majority standard in director elections.  The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

•

Classified boards.  Invesco generally supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•

Supermajority voting requirements.  Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco generally withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•

Cumulative voting.  The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•

Shareholder access.  On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

II.	INCENTIVES

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•

Executive compensation.  Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•

Equity-based compensation plans.  Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

•

Employee stock-purchase plans.  Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements.  Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we generally oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, it is necessary to note that IUPAC can and does evaluate some severance agreements on a case-by-case basis.

III.	CAPITALIZATION

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	MERGERS, ACQUISITIONS AND OTHER CORPORATE ACTIONS

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.	ANTI-TAKEOVER MEASURES

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	ENVIRONMENTAL AND SOCIAL ISSUES

Invesco will evaluate environmental and social proposals when it believes such proposals may influence long-term shareholder value. If Invesco votes on an environmental or social proposal, it shall do so in a manner it believes will maximize long-term shareholder value.

VII.	ROUTINE BUSINESS MATTERS

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports the board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

C.	SUMMARY

These Guidelines provide an important framework for making proxy-voting decisions, and should give our Clients insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines. In addition, at the discretion of the portfolio managers, Invesco may also vote shares held on a Client-by-Client basis.

D.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional Clients or sub-advised Clients, Invesco will vote the proxies in accordance with these Guidelines unless a Client, ERISA or non-ERISA, retains, in writing, the right to vote or the named fiduciary (e.g., the plan sponsor) of a Client retains in writing the right to direct the plan trustee or a third party to vote proxies.

Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements

Some of Invesco’s fixed income Clients hold interests in preferred stock of companies and some of Invesco’s stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request that Invesco’s Clients vote proxies on particular matters. Neither ISS nor GL currently provides proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the portfolio managers responsible for the particular mandate will review the matter and make a recommendation as to how to vote the associated proxy.

Proxy Constraints

In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote a proxy despite using commercially reasonable efforts to vote all of its Clients’ proxies. Particular examples of such instances include, but are not limited to, the following:

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When securities are participating in the securities lending program, Invesco makes a determination of whether to terminate the loan by weighing the benefit to the Clients of voting a particular proxy versus the revenue lost by terminating the loan and recalling the securities. In some countries the exercise of voting rights requires the Client to submit to “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to the Client(s) of voting a specific proxy outweighs the Client’s temporary inability to sell the security.

•	An inability to receive proxy materials from our Clients’ custodians with enough time and enough information to make a voting decision sometimes precludes Invesco’s ability to vote proxies.

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A requirement of some non-U.S. companies that in order to vote a proxy a representative in person must attend the proxy meeting. Invesco makes a determination as to whether the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In the great majority of instances Invesco is able to vote U.S. and non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as its framework, but also takes into account the corporate governance standards, regulatory environment and generally reasonable and governance-minded practices of the local market.

E.	RESOLVING POTENTIAL CONFLICTS OF INTEREST

Firm Level Conflicts of Interest.  A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts.

Invesco generally resolves such potential conflicts in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of Clients, applying the Guidelines to vote Client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are not members of IUPAC.

Personal conflicts of interest.  If any member of IUPAC has a personal conflict of interest with respect to a company or an issue presented for voting, that IUPAC member will inform IUPAC of such conflict and will abstain from voting on that company or issue. All IUPAC members shall sign an annual conflicts of interest memorandum.

Funds of funds.  Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F.	RECORDKEEPING

The Investments Administration team will be responsible for all Proxy Voting record keeping.

Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative.